                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number:  3235-0570

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                                                       hours per response:  5.0
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                             811-1424
      --------------------------------------------------------------------------


                                AIM Equity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:      (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:     10/31
                         -----------------

Date of reporting period:   10/31/03
                         -----------------

                                                      AIM AGGRESSIVE GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






              YOUR GOALS. OUR SOLUTIONS.                  AIM LOGO
                    --Servicemark--

================================================================================
AIM AGGRESSIVE GROWTH FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Class R shares are available only to      o The unmanaged Standard & Poor's
presented is as of 10/31/03 and is based    certain retirement plans. Please see the    Composite Index of 500 Stocks (the S&P
on total net assets.                        prospectus for more information. They       500--Registered Trademark--) is an index of
                                            are sold at net asset value, that is,       common stocks frequently used as a general
o AIM Aggressive Growth Fund's              without up-front sales charges.             measure of U.S. stock market performance.
performance figures are historical, and
they reflect fund expenses, the             o The fund's investment return and          o Bloomberg, Inc. is a well-known
reinvestment of distributions, and          principal value will fluctuate, so an       independent financial research and
changes in net asset value.                 investor's shares, when redeemed, may be    reporting firm.
                                            worth more or less than their original
o Had the advisor not waived fees and/or    cost.                                       o A direct investment cannot be made in
reimbursed expenses in the past, returns                                                an index. Unless otherwise indicated,
for Class A and Class R shares would        o Investing in small and mid-size           index results include reinvested
have been lower.                            companies may involve risks not             dividends, and they do not reflect sales
                                            associated with investing in more           charges or fund expenses.
o When sales charges are included in        established companies. Also, small
performance figures, Class A share          companies may have business risk,           A description of the policies and
performance reflects the maximum 5.50%      significant stock price fluctuations and    procedures that the fund uses to
sales charge, and Class B and Class C       illiquidity.                                determine how to vote proxies relating
share performance reflects the                                                          to portfolio securities is available
applicable contingent deferred sales        o Industry classifications used in this     without charge, upon request, by calling
charge (CDSC) for the period involved.      report are generally according to the       800-959-4246, or on the AIM Web site,
The CDSC on Class B shares declines from    Global Industry Classification Standard,    AIMinvestments.com.
5% beginning at the time of purchase to     which was developed by and is the
0% at the beginning of the seventh year.    exclusive property and a service mark of
The CDSC on Class C shares is 1% for the    Morgan Stanley Capital International
first year after purchase. The              Inc. and Standard & Poor's.
performance of the fund's share classes
will differ due to different sales          o The unmanaged Russell 2500TM Index
charge structures and class expenses.       measures the performance of the 2,500
                                            smallest companies in the Russell
o Effective 9/30/03, Class B shares are     3000(--Registered Trademark--) Index,
not available as an investment for          which measures the performance of the
retirement plans maintained pursuant to     3,000 largest companies based on market
Section 401 of the Internal Revenue         capitalization.
Code, including 401(k) plans, money
purchase pension plans and profit
sharing plans. Plans that have existing
accounts invested in Class B shares will
continue to be allowed to make
additional purchases.






=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE   This report may be distributed only to shareholders or
                                                        to persons who have received a current prospectus of
                                                        the fund.
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS



                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--registered         harmful short-term trading. These steps include:
                    Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently          o  Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                believe may be vulnerable to harmful short-term
                    allegations of improper activities by             trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former             or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken
private class or derivative actions also were filed in the      together, eliminate the possibility of short-term trading
wake of the regulators' actions.                                strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
   Investors are understandably concerned and frustrated        subjective. We have always sought and continue to seek to
about these reports, and we would like to take this             make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation       manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,       of our fund shareholders. And we remain committed to being
AMVESCAP PLC, believe that these civil actions are without      as vigilant as possible in the future to identify and
merit. IFG is contesting the charges.                           address any harmful market timing investors who have the
                                                                potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500(--Registered Trademark--)
their independent counsel and outside counsel hired by          Index is up approximately 23% year-to-date. Although past
AMVESCAP PLC, the parent of AIM and IFG, to perform an          performance is no guarantee of future results, there appear to be
ongoing investigation of market timing.                         indicators that the economy and stock markets are showing
                                                                signs of welcomed improvement. We encourage you to read the
A COMPLEX ISSUE                                                 enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.      At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to       to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe        company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we        have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new    shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive      maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most              our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                          have any further questions or concerns about your AIM
                                                                Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented               /s/ ROBERT H. GRAHAM           /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham               Mark H. Williamson
                                                                Chairman and President         President and CEO
                                                                The AIM Family of Funds        AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND DELIVERS POSITIVE RETURN                                                           weakest-performing sectors.

This report covers the fiscal year ended    generally considered the broadest measure      While the performance of large-cap
October 31, 2003. During this period,       of economic activity, expanded at an        growth and large-cap value stocks was
your fund recorded positive returns. At     annualized rate of 3.3% in the second       similar, mid- and small-cap growth stocks
net asset value, Class A shares produced    quarter and 8.2% in the third quarter of    generally outperformed their value
a total return of 23.32%. By comparison,    2003. As of the close of the fiscal year,   counterparts by wider margins.
the Russell 2500 Index and the S&P 500      405 companies in the S&P 500 had reported
Index returned 41.69% and 20.79%,           third-quarter earnings. A total of 65.4%    =========================================
respectively, over the same period. The     of those companies reported earnings that
fund's focus on mid-cap stocks helped it    exceeded expectations compared to 60.2%               WITHIN THE FINANCIAL
outperform the S&P 500, which is composed   for the third quarter of 2002, according
mostly of large-cap stocks. We believe      to Bloomberg. The job market remained                SECTOR, FOR EXAMPLE, WE
the fund underperformed the Russell 2500    weak, however, as the nation's
Index because of the more defensive         unemployment rate stood at 6.0% at the                FOCUSED ON THE STOCKS
positioning of the portfolio earlier in     close of the reporting period.
the fiscal year.                                                                                 OF BROKERAGE FIRMS AND
                                               For most of the fiscal year, the
MARKET CONDITIONS                           Federal Reserve (the Fed) kept the                    INVESTMENT COMPANIES,
                                            short-term federal funds rate at 1.25%.
Amid a backdrop of generally improving      On June 25, 2003, it lowered that rate to            WHICH GENERALLY PERFORM
economic conditions, the S&P 500 produced   1.00%, its lowest level since 1958. At
positive returns for the year ended         the time, the Fed said it favored a more               BETTER WHEN MARKETS
October 31, 2003. The index rose in         expansive monetary policy because the
November 2002, then declined over the       economy had not yet exhibited sustainable                  ARE RISING.
next three months, dropping to its lowest   growth. By October, the Fed reported that
level for the fiscal year on March 11,      economic expansion had increased and        =========================================
2003. The index then rallied, posting a     consumer spending was generally stronger,
gain of 32.67% from its low on March 11     although the job market remained weak.      YOUR FUND
through the end of the reporting period.
During this rally, the United States and       All sectors of the S&P 500 recorded      At close of the fiscal year, the
its allies took military action against     gains for the fiscal year. Information      portfolio's three largest sector
Iraq and ousted the regime of Saddam        technology, materials and utilities were    weightings were in information
Hussein. The nation's gross domestic        the top-performing sectors while            technology, consumer discretionary and
product,                                    telecommunication services, consumer        health care. By comparison, consumer
                                            staples and health care were the            discretionary, industrials and health
                                                                                        care were the fund's three largest sector
                                                                                        weightings at the beginning of the
                                                                                        reporting period. The sectors that
                                                                                        contributed the most to fund performance
                                                                                        were information technology, consumer
                                                                                        discretionary and health care while those
                                                                                        that


=================================================================================================================================
TOP 10 HOLDINGS*                                                TOP 10 INDUSTRIES*

 1.  Legg Mason, Inc.                            2.3%            1.  Data Processing Services                    8.4%

 2.  Zimmer Holdings, Inc.                       2.2             2.  Specialty Stores                            6.0

 3.  Fisher Scientific International Inc.        2.2             3.  Health Care Equipment                       5.8

 4.  Danaher Corp.                               2.1             4.  Asset Management & Custody Banks            5.3

 5.  Fiserv, Inc.                                2.0             5.  Semiconductors                              5.1

 6.  CDW Corp.                                   1.9             6.  Oil & Gas Drilling                          3.8

 7.  Fastnel Co.                                 1.9             7.  Communications Equipment                    3.7

 8.  Investors Financial Services Corp.          1.9             8.  Application Software                        3.6

 9.  ResMed Inc.                                 1.8             9.  Investment Banking & Brokerage              3.3

 10. Lehman Brothers Holdings Inc.               1.7             10. Health Care Services                        3.0


*Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
=================================================================================================================================

contributed the least were materials,       represented in the portfolio.                                       KARL FARMER
energy and financials. The portfolio was                                                [PHOTO OF               Prior to joining
overweight in health care compared to the      Stocks that enhanced performance         KARL                    AIM in July of
Russell 2500 Index and the S&P 500, so      included UTStarcom, a producer of           FARMER]                 1998, Mr. Farmer
its contribution to fund performance was    telecommunications equipment, and Jacobs                            spent six years
greater. Although materials was one of      Engineering, a global technical services    as a pension actuary with William M.
the better-performing sectors, the          company. In October, UTStarcom reported     Mercer, Inc., focusing on retirement
portfolio had little exposure to this       its 15th consecutive quarter of record      plans and other benefit programs. He
sector, so its impact on performance was    earnings. Jacobs Engineering also           earned a B.S. in economics from Texas
minimal.                                    reported record earnings for its 2003       A&M University, graduating magna cum
                                            fiscal year.                                laude. He subsequently earned his M.B.A.
   At the beginning of market rally, the                                                in finance from The Wharton School at
fund was more defensively positioned,          Detracting from performance was          the University of Pennsylvania. He is a
with a larger weighting in health care      AmerisourceBergen, a pharmaceutical         Chartered Financial Analyst.
than the Russell 2500 Index. On the other   supply company. Although the firm
hand, the index had greater exposure to     reported record earnings for the 2003                      ROBERT M. KIPPES
financials and information technology,      fiscal year, we believe its stock was       [PHOTO OF      Mr. Kippes is lead
two sectors that performed better than      adversely affected by the general           ROBERT M.      portfolio manager of AIM
health care at the outset of the market     decline in value of                         KIPPES]        Aggressive Growth Fund.
rally. Consequently, the fund lagged the    pharmaceutical-company stocks. The fund                    He joined AIM in 1989 as
index.                                      no longer owns this stock.                  a research assistant. In 1992, he was
                                                                                        named head of equity research and became
   In response to improving economic        IN CLOSING                                  a portfolio manager later that year. In
conditions, we increased the number of                                                  1994 he was promoted to senior portfolio
holdings in the portfolio, concentrating    We continue to work diligently to meet      manager. A Chicago native, Mr. Kippes
on the stocks of more economically          the fund's investment objective of          received a B.B.A. in finance from
sensitive companies. These stocks tend to   growth of capital. Regardless of market     Stephen F. Austin State University.
perform better in an improving economic     trends, we will adhere to the fund's
environment. Within the financial sector,   strategy as outlined in its prospectus.                    JAY K. RUSHIN
for example, we focused on the stocks of    We will continue to focus on the stocks     [PHOTO OF      Mr. Rushin began his
brokerage firms and investment companies,   of companies that we believe have           JAY K.         investment career in 1994
which generally perform better when         favorable growth prospects.                 RUSHIN]        when he joined AIM as a
markets are rising. However, core-growth                                                               portfolio administrator.
holdings, the stocks of companies with            See important fund and index          In 1996, he left AIM to work as an
long-term records of attractive earnings,       disclosures inside front cover.         associate equity analyst at Prudential
continued to be well                                                                    Securities. He returned to AIM as an
                                                                                        equity analyst on AIM's small-cap funds
                                                                                        in 1998 and was promoted to senior
                                                                                        analyst in 2000. He assumed his current
                                                                                        duties as portfolio manager in 2001. A
                                                                                        native of Gaithersburg, MD, Mr. Rushin
                                                                                        holds a B.A. in English from Florida
                                                                                        State University. He is a Chartered
                                                                                        Financial Analyst.

                                                                                        Assisted by Mid-Cap Growth Team

FUND VS. INDEXES
----------------------------------------
Total Returns 10/31/02-10/31/03,
excluding sales charge
========================================

CLASS A SHARES                    23.32%    PORTFOLIO COMPOSITION BY
                                            INVESTMENT TYPE
CLASS B SHARES                    22.44     ------------------------
                                            Total Number of Holdings*        115
CLASS C SHARES                    22.44     TOTAL NET ASSETS       $2.33 Billion

CLASS R SHARES                    22.91

RUSSELL 2500 INDEX                41.69

Source: Lipper, Inc.

*Excludes money market fund.
========================================

                                    [GRAPHIC]

                                                      For More Information Visit

                                                              AIMinvestments.com

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
5/1/84-10/31/03





                             DATE          AIM AGGRESSIVE GROWTH FUND        RUSSELL 2500
                                                 CLASS A SHARES                  INDEX

                            5/1/1984                  9450                       10000
                          10/31/1984                  9584                       10391
                          10/31/1985                 10680                       12368
                          10/31/1986                 12467                       15869
                          10/31/1987                 10038                       14274
                          10/31/1988                 12099                       18023
                          10/31/1989                 14280                       21324
                          10/31/1990                 11410                       16218
    [MOUNTAIN CHART]      10/31/1991                 21333                       25594
                          10/31/1992                 23382                       28425
                          10/31/1993                 35285                       36336
                          10/31/1994                 41974                       36994
                          10/31/1995                 59377                       44906
                          10/31/1996                 68138                       53343
                          10/31/1997                 79962                       68877
                          10/31/1998                 66885                       63574
                          10/31/1999                 93434                       75017
                          10/31/2000                137878                       92475
                          10/31/2001                 82050                       81227
                          10/31/2002                 68908                       73805
                          10/31/2003                 84949                      104573

Source: Lipper, Inc.


Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

   This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

=================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                                                            AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------     In addition to returns as of the close      -----------------------------------------
including sales charges, as of 10/31/03     of the fiscal year, industry regulations    including sales charges, as of 9/30/03
                                            require us to provide average annual
CLASS A SHARES                              total returns as of 9/30/03, the most       CLASS A SHARES
     10 Years                      8.57%    recent calendar quarter-end.                     10 Years                      7.94%
      5 Years                      3.72                                                       5 Years                      2.90
      1 Year                      16.60     *The returns shown for these periods are          1 Year                      12.72
                                            the blended returns of the historical
CLASS B SHARES                              performance of the fund's Class R shares    CLASS B SHARES
Inception (3/1/99)                 2.19%    since their inception and the restated      Inception (3/1/99)                 0.56%
      1 Year                      17.44     historical performance of the fund's              1 Year                      13.37
                                            Class A shares (for the periods prior to
                                            inception of the Class R shares) at net
CLASS C SHARES                              asset value, adjusted to reflect the        CLASS C SHARES
Inception (3/1/99)                 2.51%    higher Rule 12b-1 fees applicable to the    Inception (3/1/99)                 0.87%
      1 Year                      21.44     Class R shares. The inception date of             1 Year                      17.37
                                            Class A shares is 5/1/84. The inception
CLASS R SHARES*                             date of the fund's Class R shares is        CLASS R SHARES*
     10 Years                      8.92%    6/3/02. Calculation of blended returns           10 Years                      8.27%
      5 Years                      4.64     as of 10/31/03 is from 10/31/93.                  5 Years                      3.80
      1 Year                      22.91     Calculation of blended returns as of              1 Year                      19.08
                                            9/30/03 is from 9/30/93.
=================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM AGGRESSIVE GROWTH FUND


INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 10/31/03                   indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (3/15/02)             -2.92%       those shown. All returns assume
shareholders with a performance overview    1 Year                          24.04        reinvestment of distributions at net
specific to their holdings.                                                              asset value. Investment return and
Institutional Class shares are offered                                                   principal value will fluctuate so your
exclusively to institutional investors,     AVERAGE ANNUAL TOTAL RETURNS                 shares, when redeemed, may be worth more
including defined contribution plans        For periods ended 9/30/03                    or less than their original cost. See
that meet certain criteria. Performance     (most recent calendar quarter-end)           full report for information on
of Institutional Class shares will                                                       comparative benchmarks. If you have
differ from performance of Class A          INCEPTION (3/15/02)             -7.84%       questions, please consult your fund
shares due to differing sales charges       1 Year                          20.00        prospectus or call 800-451-4246. A I M
and class expenses.                                                                      Distributors, Inc.



FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

AIMinvestments.com    AGRO-INS-1 10/03

                                                          AGGRESSIVE GROWTH FUND
FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.79%

AEROSPACE & DEFENSE-0.25%

L-3 Communications Holdings, Inc.(a)               125,000   $    5,842,500
===========================================================================

AIR FREIGHT & LOGISTICS-1.65%

C.H. Robinson Worldwide, Inc.                      500,000       19,590,000
---------------------------------------------------------------------------
Expeditors International of Washington, Inc.       500,000       18,770,000
===========================================================================
                                                                 38,360,000
===========================================================================

APPAREL RETAIL-2.06%

Aeropostale, Inc.(a)                               200,000        6,170,000
---------------------------------------------------------------------------
Chico's FAS, Inc.(a)                               200,000        7,508,000
---------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                     575,000       16,939,500
---------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)             750,000       17,317,500
===========================================================================
                                                                 47,935,000
===========================================================================

APPLICATION SOFTWARE-3.58%

Cognos, Inc. (Canada)(a)                           500,000       17,235,000
---------------------------------------------------------------------------
Fair Isaac Corp.(a)                                400,000       25,512,000
---------------------------------------------------------------------------
Macromedia, Inc.(a)                                600,000       11,466,000
---------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       300,000       13,932,000
---------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                575,000       11,937,000
---------------------------------------------------------------------------
Reynolds & Reynolds Co. (The)-Class A              126,550        3,437,098
===========================================================================
                                                                 83,519,098
===========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-5.28%

Investors Financial Services Corp.               1,250,000       44,162,500
---------------------------------------------------------------------------
Legg Mason, Inc.                                   650,000       54,112,500
---------------------------------------------------------------------------
T. Rowe Price Group Inc.                           600,000       24,690,000
===========================================================================
                                                                122,965,000
===========================================================================

AUTO PARTS & EQUIPMENT-2.05%

Gentex Corp.                                       927,000       36,199,350
---------------------------------------------------------------------------
Lear Corp.(a)                                      200,000       11,618,000
===========================================================================
                                                                 47,817,350
===========================================================================

BIOTECHNOLOGY-0.61%

Invitrogen Corp.(a)                                225,000       14,307,750
===========================================================================

BROADCASTING & CABLE TV-0.88%

Univision Communications Inc.-Class A(a)           425,000       14,428,750
---------------------------------------------------------------------------
Westwood One, Inc.(a)                              200,000        5,986,000
===========================================================================
                                                                 20,414,750
===========================================================================

COMMUNICATIONS EQUIPMENT-3.72%

Avocent Corp.(a)                                   600,000       22,680,000
---------------------------------------------------------------------------

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Comverse Technology, Inc.(a)                     1,000,000   $   18,040,000
---------------------------------------------------------------------------
Polycom, Inc.(a)                                   325,000        6,509,750
---------------------------------------------------------------------------
QLogic Corp.(a)                                    225,000       12,611,250
---------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 850,000       26,775,000
===========================================================================
                                                                 86,616,000
===========================================================================

COMPUTER & ELECTRONICS RETAIL-1.50%

Best Buy Co., Inc.                                 600,000       34,986,000
===========================================================================

CONSTRUCTION & ENGINEERING-1.69%

Jacobs Engineering Group Inc.(a)                   850,000       39,372,000
===========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.93%

AGCO Corp.(a)                                    1,200,000       21,600,000
===========================================================================

CONSUMER ELECTRONICS-0.55%

Harman International Industries, Inc.              100,000       12,820,000
===========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.39%

Affiliated Computer Services, Inc.-Class A(a)      500,000       24,465,000
---------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                     850,000       23,613,000
---------------------------------------------------------------------------
CheckFree Corp.(a)                                 500,000       13,765,000
---------------------------------------------------------------------------
DST Systems, Inc.(a)                               300,000       11,346,000
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                  1,300,000       45,916,000
---------------------------------------------------------------------------
Iron Mountain Inc.(a)                              500,000       19,120,000
---------------------------------------------------------------------------
Paychex, Inc.                                      750,000       29,190,000
---------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                     1,000,000       28,050,000
===========================================================================
                                                                195,465,000
===========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.83%

Apollo Group, Inc.-Class A(a)                      400,000       25,412,000
---------------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)             300,000       15,303,000
---------------------------------------------------------------------------
CoStar Group Inc.(a)                                52,100        1,961,565
===========================================================================
                                                                 42,676,565
===========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.67%

Rockwell Automation, Inc.                          500,000       15,525,000
===========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.96%

National Instruments Corp.                         250,000       10,645,000
---------------------------------------------------------------------------
Waters Corp.(a)                                    375,000       11,786,250
===========================================================================
                                                                 22,431,250
===========================================================================


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------

EMPLOYMENT SERVICES-1.22%

Robert Half International Inc.(a)                1,200,000   $   28,332,000
===========================================================================

GENERAL MERCHANDISE STORES-0.50%

99 Cents Only Stores(a)                            200,000        5,954,000
---------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                        150,000        5,727,000
===========================================================================
                                                                 11,681,000
===========================================================================

HEALTH CARE DISTRIBUTORS-2.47%

Omnicare, Inc.                                   1,000,000       38,340,000
---------------------------------------------------------------------------
Patterson Dental Co.(a)                            300,000       19,194,000
===========================================================================
                                                                 57,534,000
===========================================================================

HEALTH CARE EQUIPMENT-5.80%

ResMed Inc.(a)                                   1,000,000       41,770,000
---------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                          400,000       23,264,000
---------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    300,000       19,182,000
---------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                           800,000       51,048,000
===========================================================================
                                                                135,264,000
===========================================================================

HEALTH CARE FACILITIES-1.19%

Health Management Associates, Inc.-Class A       1,250,000       27,687,500
===========================================================================

HEALTH CARE SERVICES-3.02%

Caremark Rx, Inc.(a)                             1,250,000       31,312,500
---------------------------------------------------------------------------
Express Scripts, Inc.(a)                           500,000       27,460,000
---------------------------------------------------------------------------
Lincare Holdings Inc.(a)                           300,000       11,682,000
===========================================================================
                                                                 70,454,500
===========================================================================

HEALTH CARE SUPPLIES-2.86%

Coopers Cos., Inc. (The)                           375,000       16,293,750
---------------------------------------------------------------------------
Fisher Scientific International Inc.(a)          1,250,000       50,312,500
===========================================================================
                                                                 66,606,250
===========================================================================

INDUSTRIAL CONGLOMERATES-0.22%

Carlisle Cos. Inc.                                  88,300        5,064,005
===========================================================================

INDUSTRIAL MACHINERY-2.78%

Danaher Corp.                                      600,000       49,710,000
---------------------------------------------------------------------------
Eaton Corp.                                        150,000       15,036,000
===========================================================================
                                                                 64,746,000
===========================================================================

INTERNET RETAIL-0.24%

eBay Inc.(a)                                       100,000        5,594,000
===========================================================================

INVESTMENT BANKING & BROKERAGE-3.34%

Bear Stearns Cos. Inc. (The)                       500,000       38,125,000
---------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                      550,000       39,600,000
===========================================================================
                                                                 77,725,000
===========================================================================

IT CONSULTING & OTHER SERVICES-0.96%

CACI International Inc.-Class A(a)                 450,000       22,288,500
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------


LEISURE PRODUCTS-0.84%

Marvel Enterprises, Inc.(a)                        666,200   $   19,619,590
===========================================================================

MANAGED HEALTH CARE-0.25%

Aetna Inc.                                         100,000        5,741,000
===========================================================================

MULTI-LINE INSURANCE-0.21%

HCC Insurance Holdings, Inc.                       167,600        4,883,864
===========================================================================

OFFICE SERVICES & SUPPLIES-0.61%

Moore Wallace Inc. (Canada)(a)                   1,000,000       14,300,000
===========================================================================

OIL & GAS DRILLING-3.77%

ENSCO International Inc.                         1,000,000       26,350,000
---------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)               700,000       26,460,000
---------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                      800,000       22,872,000
---------------------------------------------------------------------------
Pride International, Inc.(a)                       750,000       12,285,000
===========================================================================
                                                                 87,967,000
===========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.24%

Cooper Cameron Corp.(a)                            450,000       19,269,000
---------------------------------------------------------------------------
National-Oilwell, Inc.(a)                          750,000       14,302,500
---------------------------------------------------------------------------
Smith International, Inc.(a)                       500,000       18,615,000
===========================================================================
                                                                 52,186,500
===========================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.33%

Newfield Exploration Co.(a)                        425,000       16,885,250
---------------------------------------------------------------------------
XTO Energy, Inc.                                   600,000       14,202,000
===========================================================================
                                                                 31,087,250
===========================================================================

PHARMACEUTICALS-1.91%

Medicis Pharmaceutical Corp.-Class A               500,000       31,675,000
---------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      200,000       12,850,000
===========================================================================
                                                                 44,525,000
===========================================================================

PUBLISHING-1.64%

Belo Corp.-Class A                                 500,000       13,630,000
---------------------------------------------------------------------------
Getty Images, Inc.(a)                              550,000       24,585,000
===========================================================================
                                                                 38,215,000
===========================================================================

REGIONAL BANKS-0.74%

Southwest Bancorp. of Texas, Inc.                  300,000       10,773,000
---------------------------------------------------------------------------
TCF Financial Corp.                                125,000        6,522,500
===========================================================================
                                                                 17,295,500
===========================================================================

RESTAURANTS-2.35%

Brinker International, Inc.(a)                     500,000       15,915,000
---------------------------------------------------------------------------
CBRL Group, Inc.                                    71,500        2,770,625
---------------------------------------------------------------------------
Cheesecake Factory Inc. (The)(a)                   300,000       11,982,000
---------------------------------------------------------------------------
Sonic Corp.(a)                                     300,050        8,344,391
---------------------------------------------------------------------------


                                                                 MARKET
                                                 SHARES          VALUE
---------------------------------------------------------------------------
RESTAURANTS-(CONTINUED)

Starbucks Corp.(a)                                 500,000   $   15,800,000
===========================================================================
                                                                 54,812,016
===========================================================================

SEMICONDUCTORS-5.13%

Altera Corp.(a)                                    750,000       15,172,500
---------------------------------------------------------------------------
AMIS Holdings, Inc.(a)                             343,300        6,917,495
---------------------------------------------------------------------------
Broadcom Corp.-Class A(a)                          350,000       11,182,500
---------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                350,000       11,749,500
---------------------------------------------------------------------------
Intersil Corp.-Class A                             500,000       12,895,000
---------------------------------------------------------------------------
Linear Technology Corp.                            575,000       24,500,750
---------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)         400,000       17,548,000
---------------------------------------------------------------------------
Microchip Technology Inc.                          600,000       19,626,000
===========================================================================
                                                                119,591,745
===========================================================================

SPECIALIZED FINANCE-1.60%

Chicago Mercantile Exchange (The)                  250,000       16,987,500
---------------------------------------------------------------------------
Moody's Corp.                                      350,000       20,240,500
===========================================================================
                                                                 37,228,000
===========================================================================

SPECIALTY CHEMICALS-0.72%

Valspar Corp. (The)                                350,000       16,695,000
===========================================================================

SPECIALTY STORES-5.99%

Bed Bath & Beyond Inc.(a)                          750,000       31,680,000
---------------------------------------------------------------------------
CarMax, Inc.(a)                                    300,000        9,453,000
---------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                         150,000        2,884,500
---------------------------------------------------------------------------
Regis Corp.                                        303,000       11,520,060
---------------------------------------------------------------------------
Staples, Inc.(a)                                 1,300,000       34,866,000
---------------------------------------------------------------------------
Tractor Supply Co.(a)                              500,000       20,955,000
---------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                           800,000       28,264,000
===========================================================================
                                                                139,622,560
===========================================================================

SYSTEMS SOFTWARE-1.42%

Adobe Systems Inc.                                 300,000       13,152,000
---------------------------------------------------------------------------
Symantec Corp.(a)                                  300,000       19,995,000
===========================================================================
                                                                 33,147,000
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

---------------------------------------------------------------------------

TECHNOLOGY DISTRIBUTORS-1.93%

CDW Corp.                                          750,000   $   45,037,500
===========================================================================

THRIFTS & MORTGAGE FINANCE-2.01%

Doral Financial Corp. (Puerto Rico)                350,000       17,675,000
---------------------------------------------------------------------------
New York Community Bancorp, Inc.                   400,000       14,480,000
---------------------------------------------------------------------------
Radian Group Inc.                                  278,600       14,737,940
===========================================================================
                                                                 46,892,940
===========================================================================

TRADING COMPANIES & DISTRIBUTORS-1.91%

Fastenal Co.                                     1,000,000       44,470,000
===========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,724,243,328)                         2,278,947,483
===========================================================================

MONEY MARKET FUNDS-3.24%

STIC Liquid Assets Portfolio(b)                 37,783,111       37,783,111
---------------------------------------------------------------------------
STIC Prime Portfolio(b)                         37,783,111       37,783,111
===========================================================================
    Total Money Market Funds (Cost
      $75,566,222)                                               75,566,222
===========================================================================
TOTAL INVESTMENTS-101.03% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $1,799,809,550)                                             2,354,513,705
===========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-22.43%

STIC Liquid Assets Portfolio(b)(c)             261,330,936      261,330,936
---------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     261,330,936      261,330,936
===========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $522,661,872)                                       522,661,872
===========================================================================
TOTAL INVESTMENTS-123.46% (Cost
  $2,322,471,422)                                             2,877,175,577
===========================================================================
OTHER ASSETS LESS LIABILITIES-(23.46%)                         (546,645,008)
===========================================================================
NET ASSETS-100.00%                                           $2,330,530,569
___________________________________________________________________________
===========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $1,724,243,328)*                           $ 2,278,947,483
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $598,228,094)                      598,228,094
------------------------------------------------------------
Cash                                               1,198,825
------------------------------------------------------------
Receivables for:
  Investments sold                                49,660,832
------------------------------------------------------------
  Fund shares sold                                 1,158,837
------------------------------------------------------------
  Dividends                                          324,508
------------------------------------------------------------
Investment for deferred compensation plan            102,238
------------------------------------------------------------
Other assets                                          65,615
============================================================
    Total assets                               2,929,686,432
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           68,040,705
------------------------------------------------------------
  Fund shares reacquired                           5,872,672
------------------------------------------------------------
  Deferred compensation plan                         102,238
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       522,661,872
------------------------------------------------------------
Accrued distribution fees                            697,507
------------------------------------------------------------
Accrued trustees' fees                               133,783
------------------------------------------------------------
Accrued transfer agent fees                        1,310,137
------------------------------------------------------------
Accrued operating expenses                           336,949
============================================================
    Total liabilities                            599,155,863
============================================================
Net assets applicable to shares outstanding  $ 2,330,530,569
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 2,823,914,593
------------------------------------------------------------
Undistributed net investment income (loss)          (235,341)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                       (1,047,852,838)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                     554,704,155
============================================================
                                             $ 2,330,530,569
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 1,983,599,801
____________________________________________________________
============================================================
Class B                                      $   262,098,347
____________________________________________________________
============================================================
Class C                                      $    81,079,129
____________________________________________________________
============================================================
Class R                                      $     1,164,264
____________________________________________________________
============================================================
Institutional Class                          $     2,589,028
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED
NUMBER OF SHARES AUTHORIZED:

Class A                                          220,535,728
____________________________________________________________
============================================================
Class B                                           30,408,663
____________________________________________________________
============================================================
Class C                                            9,408,893
____________________________________________________________
============================================================
Class R                                              129,953
____________________________________________________________
============================================================
Institutional Class                                  285,210
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          8.99
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.99 divided by
      94.50%)                                $          9.51
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $          8.62
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $          8.62
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $          8.96
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $          9.08
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $513,411,417 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $25,050)         $  5,010,187
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       966,680
--------------------------------------------------------------------------
Securities lending                                               1,187,469
==========================================================================
    Total investment income                                      7,164,336
==========================================================================

EXPENSES:

Advisory fees                                                   13,458,191
--------------------------------------------------------------------------
Administrative services fees                                       453,825
--------------------------------------------------------------------------
Custodian fees                                                     148,987
--------------------------------------------------------------------------
Distribution fees -- Class A                                     4,512,997
--------------------------------------------------------------------------
Distribution fees -- Class B                                     2,320,962
--------------------------------------------------------------------------
Distribution fees -- Class C                                       720,696
--------------------------------------------------------------------------
Distribution fees -- Class R                                         2,722
--------------------------------------------------------------------------
Transfer agent fees                                              7,339,962
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              69
--------------------------------------------------------------------------
Trustees' fees                                                      45,972
--------------------------------------------------------------------------
Other                                                              767,241
==========================================================================
    Total expenses                                              29,771,624
==========================================================================
Less: Fees waived and expense offset arrangements                  (51,005)
==========================================================================
    Net expenses                                                29,720,619
==========================================================================
Net investment income (loss)                                   (22,556,283)
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    61,969,001
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities                                                   408,592,565
==========================================================================
Net gain from investment securities                            470,561,566
==========================================================================
Net increase in net assets resulting from operations          $448,005,283
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (22,556,283)   $  (29,737,807)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             61,969,001      (454,400,428)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   408,592,565        70,396,760
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  448,005,283      (413,741,475)
==============================================================================================
Share transactions-net:
  Class A                                                       (198,927,862)     (368,156,521)
----------------------------------------------------------------------------------------------
  Class B                                                        (13,011,938)      (19,209,543)
----------------------------------------------------------------------------------------------
  Class C                                                         (6,417,966)       (8,446,307)
----------------------------------------------------------------------------------------------
  Class R                                                            879,113           133,795
----------------------------------------------------------------------------------------------
  Institutional Class                                              1,928,983           145,043
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (215,549,670)     (395,533,533)
==============================================================================================
    Net increase (decrease) in net assets                        232,455,613      (809,275,008)
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,098,074,956     2,907,349,964
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(235,341) and $(208,878) for 2003 and 2002,
    respectively)                                             $2,330,530,569    $2,098,074,956
______________________________________________________________________________________________
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $16,521

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $453,825 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") formerly known as A I M Funds Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $3,664,649 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $4,512,997, $2,320,962 $720,696 and $2,722, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $247,028 in front-end sales commissions from the sale of Class A shares and $54,841, $0, $8,182 and $0 from Class A,

Class B and Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $33,957 and reductions in custodian fees of $527 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $34,484.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $5,599 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $513,411,417 were on loan to brokers. The loans were secured by cash collateral of $522,661,872 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $1,187,469 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:
------------------------------

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:
-----------------------------

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $   547,008,172
------------------------------------------------------------
Temporary book/tax differences                      (235,341)
------------------------------------------------------------
Capital loss carryforward                     (1,040,156,855)
------------------------------------------------------------
Shares of beneficial interest                  2,823,914,593
============================================================
Total net assets                             $ 2,330,530,569
____________________________________________________________
============================================================

    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
October 31, 2009                              $  576,417,831
------------------------------------------------------------
October 31, 2010                                 463,739,024
============================================================
Total capital loss carryforward               $1,040,156,855
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $1,591,626,604 and $1,744,731,182, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION)
          OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $554,050,882
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (7,042,710)
===========================================================
Net unrealized appreciation of investment
  securities                                   $547,008,172
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,330,167,405.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of the disallowance of net operating losses on October 31, 2003, undistributed net investment income (loss) was increased by $22,529,820, undistributed net realized gains remained unchanged and shares of beneficial interest decreased by $22,529,820. This reclassification had no effect on the net assets of the Fund.


NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      35,791,336    $ 277,895,468     44,066,976    $ 384,377,775
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,508,173       33,128,293      6,507,666       55,189,130
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,072,120       15,430,661      2,934,855       24,752,456
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        162,296        1,283,289         18,814          133,820
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                           275,456        2,002,058         18,865          145,043
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         337,998        2,617,107        182,647        1,563,408
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (351,540)      (2,617,107)      (188,487)      (1,563,408)
==========================================================================================================================
Reacquired:
  Class A                                                     (62,095,032)    (479,440,437)   (87,574,389)    (754,097,704)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,947,043)     (43,523,124)    (8,963,129)     (72,835,265)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,982,429)     (21,848,627)    (4,058,002)     (33,198,763)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (51,154)        (404,176)            (3)             (25)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                            (9,111)         (73,075)            --               --
==========================================================================================================================
                                                              (28,288,930)   $(215,549,670)   (47,054,187)   $(395,533,533)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A(a)
                                                            ---------------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------------------------
                                                               2003             2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $     7.30       $     8.68    $    18.41    $    13.90    $    10.04
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)(b)        (0.09)(b)     (0.09)(b)     (0.13)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.76            (1.29)        (6.34)        11.08          4.05
=================================================================================================================================
    Total from investment operations                              1.69            (1.38)        (6.43)        10.95          3.96
=================================================================================================================================
Less distributions:
  Distributions from net realized gains                             --               --         (3.30)        (6.44)        (0.10)
=================================================================================================================================
Net asset value, end of period                              $     8.99       $     7.30    $     8.68    $    18.41    $    13.90
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                  23.15%          (15.90)%      (40.51)%       47.53%        39.73%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $1,983,600       $1,798,318    $2,516,407    $4,444,515    $2,808,451
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.30%(d)         1.32%         1.17%         1.04%         1.09%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                         (0.96)%(d)       (1.00)%       (0.79)%       (0.77)%       (0.69)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             78%              68%           89%           79%           75%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,805,198,791.


                                                                                         CLASS B(a)
                                                              ----------------------------------------------------------------
                                                                                                                 MARCH 1, 1999
                                                                                                                 (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------    OCTOBER 31,
                                                                2003           2002        2001        2000         1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.04       $   8.45    $  18.12    $  13.81       $ 10.85
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)(b)      (0.15)(b)   (0.17)(b)   (0.29)        (0.07)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.71          (1.26)      (6.20)      11.04          3.03
==============================================================================================================================
    Total from investment operations                              1.58          (1.41)      (6.37)      10.75          2.96
==============================================================================================================================
Less distributions:
  Distributions from net realized gains                             --             --       (3.30)      (6.44)           --
==============================================================================================================================
Net asset value, end of period                                $   8.62       $   7.04    $   8.45    $  18.12       $ 13.81
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                                  22.44%        (16.69)%    (40.90)%     46.29%        27.27%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $262,098       $226,806    $294,303    $374,010       $24,914
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.05%(d)       2.07%       1.94%       1.86%         2.08%(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.71)%(d)     (1.75)%     (1.55)%     (1.59)%       (1.68)%(e)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                          78%            68%         89%         79%           75%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $232,096,158.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C(a)
                                                              -------------------------------------------------------------
                                                                                                              MARCH 1, 1999
                                                                                                              (DATE SALES
                                                                         YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                                              --------------------------------------------    OCTOBER 31,
                                                               2003          2002       2001        2000        1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.04       $  8.45    $ 18.11    $  13.81       $10.85
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)(b)     (0.15)(b)  (0.17)(b)   (0.29)       (0.07)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.71         (1.26)     (6.19)      11.03         3.03
===========================================================================================================================
    Total from investment operations                             1.58         (1.41)     (6.36)      10.74         2.96
===========================================================================================================================
Less distributions:
  Distributions from net realized gains                            --            --      (3.30)      (6.44)          --
===========================================================================================================================
Net asset value, end of period                                $  8.62       $  7.04    $  8.45    $  18.11       $13.81
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                 22.44%       (16.69)%   (40.86)%     46.21%       27.27%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $81,079       $72,676    $96,640    $120,591       $6,807
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                          2.05%(d)      2.07%      1.94%       1.86%        2.08%(e)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.71)%(d)    (1.75)%    (1.55)%     (1.59)%      (1.68)%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                                         78%           68%        89%         79%          75%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a) Per share information and distributions prior to October 31, 1999 have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on July 14, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $72,069,646.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.29             $  8.89
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)           (0.04)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.77               (1.56)
=============================================================================================
    Total from investment operations                              1.67               (1.60)
=============================================================================================
Net asset value, end of period                                  $ 8.96             $  7.29
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  22.91%             (18.00)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,164             $   137
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.55%(c)            1.62%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (1.21)%(c)          (1.30)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          78%                 68%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $544,422.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                MARCH 15, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.32             $  9.53
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)           (0.02)(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.79               (2.19)
==============================================================================================
    Total from investment operations                              1.76               (2.21)
==============================================================================================
Net asset value, end of period                                  $ 9.08             $  7.32
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  24.04%             (23.19)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,589             $   138
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                           0.71%(c)            0.81%(d)
==============================================================================================
Ratio of net investment income (loss) to average net assets      (0.37)%(c)          (0.49)%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          78%                 68%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,401,489.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Aggressive Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                          /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust") is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND
Ballard Spahr                   COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Andrews & Ingersoll, LLP        Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
1735 Market Street              Frankel LLP                     P.O. Box 4739                   Trust Company
Philadelphia, PA 19103          919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
                                New York, NY 10022-3852                                         Boston, MA 02110

   DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund                      TAXABLE
AIM Balanced Fund*                      AIM Developing Markets Fund
AIM Basic Balanced Fund*                AIM European Growth Fund                          AIM Floating Rate Fund
AIM Basic Value Fund                    AIM European Small Company Fund                   AIM High Yield Fund
AIM Blue Chip Fund                      AIM Global Aggressive Growth Fund                 AIM Income Fund
AIM Capital Development Fund            AIM Global Growth Fund                            AIM Intermediate Government Fund
AIM Charter Fund                        AIM Global Trends Fund                            AIM Limited Maturity Treasury Fund
AIM Constellation Fund                  AIM Global Value Fund(4)                          AIM Money Market Fund
AIM Dent Demographic Trends Fund        AIM International Emerging Growth Fund            AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)        AIM International Growth Fund                     AIM Total Return Bond Fund
AIM Emerging Growth Fund                AIM Trimark Fund                                  INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund          INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                        SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund            AIM Global Health Care Fund                       AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                 AIM Real Estate Fund                              AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                INVESCO Advantage Health Sciences Fund            AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund               INVESCO Energy Fund
AIM Opportunities III Fund              INVESCO Financial Services Fund
AIM Premier Equity Fund                 INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                  INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)            INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)            INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund               INVESCO Technology Fund
AM Trimark Small Companies Fund         INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                              AIMinvestments.com       AGRO-AR-1

                                                 YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------------
MUTUAL   RETIREMENT  ANNUITIES    COLLEGE   SEPARATELY  OFFSHORE   ALTERNATIVE   CASH           [AIM INVESTMENTS LOGO APPEARS HERE]
FUNDS    PRODUCTS                 SAVINGS   MANAGED     PRODUCTS   INVESTMENTS   MANAGEMENT               --Servicemark--
                                  PLANS     ACCOUNTS

                                                              AIM BLUE CHIP FUND
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER IMAGE]






YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                 --Servicemark--

================================================================================
AIM BLUE CHIP FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL AND, SECONDARILY, CURRENT INCOME.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o The fund's investment return and      In addition to fund returns as of the
presented is as of 10/31/03 and is          principal value will fluctuate, so an   close of the fiscal year, industry
based on total net assets.                  investor's shares, when redeemed, may   regulations require us to provide
                                            be worth more or less than their        average annual total returns
o AIM Blue Chip Fund's performance          original cost.                          (including sales charges) for
figures are historical, and they                                                    periods ended 9/30/03, the most
reflect fund expenses, the reinvestment     o The unmanaged Standard & Poor's       recent calendar quarter-end,
of distributions, and changes in net        Composite Index of 500 Stocks (the      which were as follows.
asset value.                                S&P 500--Registered Trademark--)
                                            is an index of common stocks            AVERAGE ANNUAL TOTAL RETURNS
o When sales charges are included in        frequently used as a general measure
performance figures, Class A share          of U.S. stock market performance.       As of 9/30/03, including sales charges
performance reflects the maximum
5.50% sales charge, and Class B and         o The unmanaged Russell 1000            Class A Shares
Class C share performance reflects the      --Registered Trademark-- Index          Inception (2/4/87)               8.39%
applicable contingent deferred sales        represents the performance of the       10 Years                         7.84
charge (CDSC) for the period involved.      stocks of large-capitalization           5 Years                        -2.88
The CDSC on Class B shares declines         companies.                               1 Year                         13.14
from 5% beginning at the time of
purchase to 0% at the beginning of the      o The unmanaged Lipper Large-Cap Core   Class B Shares
seventh year. The CDSC on Class C           Fund Index represents an average of     Inception (10/1/96)              3.48%
shares is 1% for the first year after       the performance of the 30 largest        5 Years                        -2.83
purchase. The performance of the            large-capitalization core equity         1 Year                         13.83
fund's share classes will differ due        funds tracked by Lipper, Inc., an
to different sales charge structures        independent mutual fund performance     Class C Shares
and class expenses.                         monitor.                                Inception (8/4/87)              -1.00%
                                                                                      5 Years                       -2.43
o Effective 9/30/03, Class B shares         o A direct investment cannot be made      1 Year                        17.83
are not available as an investment          in an index. Unless otherwise
for retirement plans maintained             indicated, index results include        Class R Shares*
pursuant to Section 401 of the              reinvested dividends, and they do not   10 Years                         8.30%
Internal Revenue Code, including            reflect sales charges. Performance of     5 Years                       -1.90
401(k) plans, money purchase pension        an index of funds reflects fund           1 Year                        17.83
plans and profit sharing plans. Plans       expenses; performance of a market
that have existing accounts invested        index does not.                         Investor Class Shares**
in Class B shares will continue to                                                  10 Years                         8.45%
be allowed to make additional               A description of the policies and         5 Years                       -1.77
purchases.                                  procedures that the fund uses to          1 Year                        19.67
                                            determine how to vote proxies
o Class R shares are available only to      relating to portfolio securities
certain retirement plans. Please see the    is available without charge, upon       *The returns shown for these periods
prospectus for more information. Class R    request, by calling 800-959-4246,       are the blended returns of the historical
shares are sold at net asset value, that    or on the AIM Web site,                 performance of the fund's Class R shares
is, without up-front sales charges. n       AIMinvestments.com.                     since their inception and the restated
Investor Class shares are closed to most                                            historical performance of the fund's
investors. For more information on who                                              Class A shares (for the periods prior to
may continue to invest in the Investor                                              the inception of the Class R shares) at
Class shares, please see the appropriate                                            net asset value, adjusted to reflect the
prospectus.                                                                         higher Rule 12b-1 fees applicable to the
                                                                                    Class R shares. The inception date of
o Industry classifications used in this                                             Class A shares is 2/4/87. The inception
report are generally according to the                                               date of the fund's Class R shares is
Global Industry Classification Standard,                                            6/3/02. Calculation of blended returns
which was developed by and is the                                                   as of 10/31/03 is from 10/31/93.
exclusive property and a service mark of                                            Calculation of blended returns as of
Morgan Stanley Capital International                                                9/30/03 is from 9/30/93.
Inc. and Standard & Poor's.
                                                                                    **The returns shown for these periods
                                                                                    are the blended returns of the
                                                                                    historical performance of Investor Class
                                                                                    shares since their inception and the
                                                                                    restated historical performance of the
                                                                                    fund's Class A shares (for the periods
                                                                                    prior to inception of the Investor Class
                                                                                    shares) at net asset value, adjusted to
                                                                                    reflect the higher Rule 12b-1 fees
                                                                                    applicable to Class A shares. Investor
                                                                                    Class shares would have different
                                                                                    returns because, although the shares are
                                                                                    invested in the same portfolio of
                                                                                    securities, the Investor Class has a
                                                                                    different expense structure. The
                                                                                    inception date of the fund's Class A
                                                                                    shares is 2/4/87. The inception date of
                                                                                    the fund's Investor Class shares is
                                                                                    9/30/03. Calculation of blended returns
                                                                                    as of 10/31/03 is from 10/31/93.
                                                                                    Calculation of returns as of 9/30/03 is
                                                                                    the restated historical performance of
                                                                                    the fund's Class A shares as described.

                                                                                    Past performance cannot guarantee
                                                                                    comparable future results. Due to
                                                                                    significant market volatility, results
                                                                                    of an investment made today may differ
                                                                                    substantially from the historical
                                                                                    performance shown. Call your financial
                                                                                    advisor for more current performance.





=====================================================
Not FDIC Insured   MAY LOSE VALUE   NO BANK GUARANTEE     This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                     harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
                    As you may be aware, there has been a
[PHOTO OF           great deal of media coverage recently          o  Imposing redemption fees on additional funds we believe
ROBERT H.           about the mutual fund industry and                may be vulnerable to harmful short-term trading activity.
GRAHAM              allegations of improper activities by
                    certain individuals and companies. As          o  Implementing an enhanced exchange policy (effective on
ROBERT H. GRAHAM    part of these widespread investigations,          or about March 1, 2004) designed to limit exchanges
                    FINVESCO Funds Group (IFG), the former            between funds.
[PHOTO OF           adviser to certain INVESCO Funds, was
MARK H.             recently named as a defendant in               o  Employing an enhanced fair value pricing policy on
WILLIAMSON          separate civil enforcement actions by             certain foreign securities as well as certain illiquid
                    the U.S. Securities and Exchange                  securities.
MARK H. WILLIAMSON  Commission (SEC), the Office of the New
                    York Attorney General and the State of         None of these tools alone, nor all of them taken
Colorado over an issue known as "market timing." A number       together, eliminate the possibility of short-term trading
of private class or derivative actions also were filed in       strategies that may be detrimental to a fund. Moreover, each
the wake of the regulators' actions.                            of these tools involves judgments that are inherently
                                                                subjective. We have always sought and continue to seek to
   Investors are understandably concerned and frustrated        make these judgments to the best of our abilities and in a
about these reports, and we would like to take this             manner that we believe is consistent with the best interests
opportunity to assure you that, based on an investigation       of our fund shareholders. And we remain committed to being
conducted by an outside firm, IFG and its parent company,       as vigilant as possible in the future to identify and
AMVESCAP PLC, believe that these civil actions are without      address any harmful market timing investors who have the
merit. IFG is contesting the charges. We encourage you to       potential to harm our long-term fund shareholders.
continue to monitor this situation, particularly as IFG has
the opportunity to address the allegations that have been          We sincerely hope these developments and the media
made. Current information will be posted on our Web site at     coverage surrounding them do not result in you or other
AIMinvestments.com. We will continue to communicate to you      shareholders losing confidence in AIM or INVESCO Funds.
on our Web site about our finding, and the actions we are       Amidst this storm of controversy in the mutual fund
taking to protect and promote the interests of our              industry, we believe we can find encouragement in the
shareholders. The independent trustees of the funds are         recovering economy and rising equity markets. As we write
receiving regular reports from their independent counsel and    this letter, for instance, the S&P 500--Registered Trademark--
outside counsel hired by AMVESCAP PLC, the parent of AIM and    Index is up approximately 23% year-to-date. Although past
IFG, to perform an ongoing investigation of market timing.      performance is no guarantee of future results, there appear to be indicators that the economy and stock markets are
A COMPLEX ISSUE                                                 showing signs of welcomed improvement. We encourage you to read the enclosed discussion of your fund's performance
Market timing is an investment technique not defined in any     during this past reporting period.
regulation that involves frequent short-term trading of
mutual fund shares, sometimes with a goal to exploit            OUR UNWAVERING COMMITMENT
inefficiencies in the way mutual funds price their shares.
We recognize that fund management companies have tried to       At AIM Investments, we have never wavered in our commitment
deal with this complex issue in various ways and believe        to helping you build solutions for your financial goals. Our
that industry-wide guidance is in order. To that end, we        company was founded on a core principle of integrity, and we
welcome SEC Chairman William Donaldson's pledge to adopt new    have always worked hard to earn the trust of our
rules designed to curb market timing abuses. Comprehensive      shareholders. We are committed to doing all we can to
rulemaking is necessary and is the best way to establish new    maintain your trust and confidence.
industry responsibilities designed to protect shareholders.
We support practical rule changes and structural                   Thank you for your continued participation in AIM
modifications that are fair, enforceable and, most              Investments. Please call your financial advisor or one of
importantly, beneficial for investors.                          our Client Service representatives at 800-959-4246 if you
                                                                have any further questions or concerns about your AIM
   AIM Investments has policies in place designed to            Investments account.
identify, prevent and eliminate harmful trading or other
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented               Sincerely,

                                                                /s/ ROBERT H. GRAHAM                      /s/ MARK H. WILLIAMSON
                                                                Chairman and President                    President and CEO
                                                                The AIM Family of Funds                   AIM Investments
                                                                --Registered Trademark--
                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

BLUE-CHIP COMPANIES BENEFIT
FROM SIGNS OF ECONOMIC RECOVERY

This report covers the fiscal year ended    it lowered that rate to 1.00%, its lowest    low debt and a high return on equity
October 31, 2003. Class A shares of AIM     level since 1958. The Fed met three times    relative to its competitors.
Blue Chip Fund returned 15.94% at net       between June 25 and the close of the
asset value for the year. This return is    fiscal year, but it did not change the          Our target allocation to any one of
slightly less than the return for the       federal funds rate.                          the 10 market sectors was a range from
same period of the fund's peer-group                                                     50% to 150% of the sector's weighting in
index, the Lipper Large-Cap Core Fund          The job market was comparatively weak     the Russell 1000. If we found a number of
Index, which returned 16.86%.               throughout the period, with the U.S.         stocks that met our selection criteria,
                                            unemployment rate measuring 6.0% for the     we were overweight in that sector. At
MARKET CONDITIONS                           last two months of 2002, reaching a high     times when our stock-selection process
                                            for the reporting period of 6.4% in June,    identified only a few qualifying stocks
The growth of the gross domestic product    and declining in August and October to       within a particular sector, we were
(GDP) improved over the reporting period.   end the period at 6.0%.                      underweight in that sector.
The annualized GDP growth for both the
last quarter of 2002 and the first          YOUR FUND                                       Companies that we have identified as
quarter of 2003 was 1.4%. For                                                            market leaders often have already
second-quarter 2003, it was 3.3%,              AIM Blue Chip Fund continued to focus     captured sales leadership, acquired or
annualized. On November 25, after the       on market-leading companies.                 developed preferred technologies, and
close of the reporting period, the          Market-leading companies are defined by      established strong cash flow. Therefore
preliminary estimate for third-quarter      prospectus as large and medium-sized         we can take a long-term investment
GDP growth was announced as 8.2%,           companies having certain market and          perspective, which tends to result in
annualized.                                 financial characteristics. The market        long holding periods and relatively low
                                            characteristics of a market leader within    fund turnover. Six of the top-10 holdings
   The S&P 500 Index, frequently cited as   an industry include sales leadership,        that were listed in the fund's annual
a measure of the performance of the U.S.    superior growth prospects, and ownership     report dated October 31, 2002, can be
stock market in general, returned 20.79%    of proprietary technology that could         found in the top-10 list in this report.
for the year ended October 31, 2003. All    impact the industry. The financial           The fund's turnover rate remains
sectors of the S&P 500 recorded gains for   characteristics of a market leader           relatively low. As of October 31, 2003,
the year.                                   include faster earnings growth and/or        the annual turnover rate was 27.8%.
                                            higher profit margins than its
   For most of the fiscal year, the         competitors, strong cash flow, and a            During the fiscal year covered by this
Federal Reserve Board (the Fed) kept the    balance sheet with relatively                report, we have made some changes to the
short-term federal funds rate at 1.25%.                                                  sector weightings within the portfolio.
On June 25, 2003,                                                                        Through both the appreciation of the
                                                                                         fund's holdings and additional purchases,
                                                                                         the fund's technology holdings have
                                                                                         increased. Applying current GICS industry
                                                                                         and sector classifications to the fund's


==================================================================================================================================
 TOP 10 EQUITY HOLDINGS*                                                TOP 10 INDUSTRIES*

  1. Citigroup Inc.                      3.9%                             1. Semiconductors                          6.9%

  2. Microsoft Corp.                     3.5                              2. Pharmaceuticals                         6.7

  3. Wal-Mart Stores, Inc.               3.3                              3. Systems Software                        6.5

  4. Cisco Systems, Inc.                 2.9                              4. Investment Banking & Brokerage          4.8

  5. Intel Corp.                         2.8                              5. Health Care Equipment                   4.7

  6. Pfizer Inc.                         2.5                              6. Other Diversified Financial Services    3.9

  7. General Electric Co.                2.5                              7. Hypermarkets & Super Centers            3.3

  8. Exxon Mobil Corp.                   2.3                              8. Industrial Conglomerates                3.0

  9. Procter & Gamble Co. (The)          2.1                              9. Semiconductor Equipment                 2.9

 10. Home Depot, Inc. (The)              1.9                             10. Communications Equipment                2.9


*  Excludes money market funds.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
==================================================================================================================================

holdings as of October 31, 2002, 16.9%      or 25 cents per share for the quarter                   MONIKA DEGAN
was in technology, but at the end of        ended September 30, 2003. This compared     [PHOTO OF   Monika Degan is the lead
this fiscal year, technology accounted      to $686 million, or 10 cents per share,     MONIKA      manager of AIM Blue Chip
for 24.5%. Technology was the               for the same quarter of the previous        H. DEGAN]   Fund. Ms. Degan joined
best-performing sector in the S&P 500       year.                                                   AIM in 1995 as an
for the period.                                                                         investment officer and portfolio analyst
                                               Stocks that lagged the market during     for equity securities and was promoted
   Our focus on earnings fundamentals       the period included Lockheed Martin (an     to her current position in 1997. She has
led us to consciously reduce the            aerospace and defense holding in the        been in the investment business since
percentage of the fund's holdings in        industrials sector), and Johnson &          1991.
health care. Of the remaining eight         Johnson (a pharmaceutical company). We
sectors in the index, four are weighted     have reduced our holdings in both of           Ms. Degan received a B.B.A. in
similarly to the index weighting. These     these stocks.                               finance and an M.B.A. in finance and
sectors include consumer staples,                                                       international business, both from the
consumer discretionary, energy and          IN CLOSING                                  University of Houston. She is a
financials. The fund remains underweight                                                Chartered Financial Analyst.
in four sectors--materials,                 We are encouraged by the recent earnings
telecommunications, and                     reports and some of the economic news of                KIRK L. ANDERSON
utilities--because fewer stocks in these    late. We are pleased to be able to          [PHOTO OF   Kirk Anderson is a portfolio
sectors meet our selection criteria. For    report positive, double-digit returns       KIRK L.     manager of AIM Blue Chip
the year ended October 31, 2003,            for the fiscal year. We believe that        ANDERSON]   Fund. He joined AIM in 1994
telecommunications was the                  market volatility will continue to be a     and assumed his current position in 2003.
worst-performing sector in the S&P 500.     factor and that complete recovery may be
                                            slow. However, we feel the fund is well        Mr. Anderson earned a B.A. in
   The fund's holdings in the health        positioned, and we strongly believe         political science from Texas A&M
care and technology sectors were the        that, for most investors, the inclusion     University and an M.S. in finance from
strongest contributors to fund              of an actively managed,                     the University of Houston.
performance during the fiscal year.         sector-diversified fund that invests in
Within technology, the most important       market leaders can be an important part     Assisted by the Large Cap Growth Team.
contributors to the fund's return were      of a diversified investment portfolio.
Cisco and Intel. Both companies far         We appreciate your continued investment
exceeded the returns of the S&P 500's       in AIM Blue Chip Fund.
technology sector. Cisco, the dominant
provider of equipment that powers the             See important fund and index
Internet and connects networks, posted           disclosures inside front cover.
an 89% increase in one-year net income
growth as of its fiscal year-end in July
2003. Intel, the world's largest maker
of semiconductors, reported earnings of
$1.7 billion,

                                                           For Information Visit

                                                              AIMinvestments.com

==================================================================================================================================
                                        FUND VS. INDEXES                                           TOTAL NUMBER OF HOLDINGS*    87
PORTFOLIO COMPOSITION BY SECTOR*        Total returns 10/31/02-10/31/03, excluding sales charges   TOTAL NET ASSETS  $2.96 billion

Consumer Discretionary        12.0%     Class A Shares                          15.94%             *Excludes money market funds.

Consumer Staples               8.8      Class B Shares                          15.09              ** The one-year return shown for
                                                                                                   Investor Class shares is the
Energy                         4.0      Class C Shares                          15.09              blended return of Investor
                                                                                                   Class shares since their
Financials                    20.8      Class R Shares                          15.62              inception and the restated
                                                                                                   one-year performance of the
Health Care                   14.7      Investor Class Shares**                 15.94              fund's Class A shares at the
                                                                                                   net asset value, adjusted to
Industrials                    7.8      S&P 500 Index                                              reflect the higher Rule 12b-1
                                        (Broad Market and Style-Specific Index) 20.79              fees applicable to Class A
Information Technology        24.5                                                                 shares. Investor Class shares
                                        Lipper Large-Cap Core Fund Index                           would have different returns
Materials                      1.5      (Peer Group Index)                      16.86              because, although the shares
                                                                                                   are invested in the same
Telecommunication Services     1.6                                                                 portfolio of securities, the
                                                                                                   Investor Class has a
Utilities                      1.6                                                                 different expense structure.
                                                                                                   The inception date of the
                                                                                                   fund's Class A shares is
                                                                                                   2/4/87. The inception date
                                                                                                   of the fund's Investor
                                                                                                   Class shares is 9/30/03.
SOURCE: LIPPER, INC.
==================================================================================================================================



                                   [GRAPHIC]

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
10/31/93-10/31/03

                                [MOUNTAIN CHART]

                          DATE         AIM BLUE CHIP FUND     RUSSELL 1000      LIPPER LARGE-CAP       S&P 500
                                        CLASS A SHARES         INDEX           CORE FUND INDEX         INDEX
                       10/31/1993            9450                 10000               10000             10000
                        1/31/1994            9830                 10349               10392             10365
                        4/30/1994            9456                  9762                9822              9769
                        7/31/1994            9873                  9941                9927             10003
                       10/31/1994           10228                 10311               10228             10386
                        1/31/1995           10378                 10342               10135             10419
                        4/30/1995           11375                 11333               10981             11472
                        7/31/1995           12296                 12542               12030             12611
                       10/31/1995           12659                 13096               12441             13128
                        1/31/1996           13570                 14338               13508             14443
                        4/30/1996           14383                 14878               13998             14934
                        7/31/1996           14301                 14516               13714             14698
                       10/31/1996           15934                 16098               15046             16290
                        1/31/1997           17459                 18015               16585             18245
                        4/30/1997           17647                 18204               16735             18686
                        7/31/1997           21359                 21823               19983             22358
                       10/31/1997           20665                 21224               19327             21519
                        1/31/1998           22040                 22762               20522             23153
                        4/30/1998           25074                 25878               23297             26360
                        7/31/1998           25437                 25939               23793             26674
                       10/31/1998           24666                 25408               22831             26256
                        1/31/1999           29492                 29723               26697             30681
                        4/30/1999           30176                 31132               27634             32114
                        7/31/1999           30266                 31034               27569             32063
                       10/31/1999           31820                 31908               28175             32993
                        1/31/2000           34504                 33280               29541             33853
                        4/30/2000           36504                 35008               31051             35364
                        7/31/2000           36661                 34391               30879             34937
                       10/31/2000           35512                 34798               30889             34999
                        1/31/2001           33030                 33050               29325             33549
                        4/30/2001           28552                 30225               26860             30779
                        7/31/2001           26497                 29336               25913             29934
                       10/31/2001           23043                 25737               23067             26288
                        1/31/2002           24437                 27658               24465             28135
                        4/30/2002           22712                 26604               23573             26896
                        7/31/2002           19262                 22616               20166             22865
                       10/31/2002           18933                 21979               19784             22319
                        1/31/2003           17843                 21416               19065             21663
                        4/30/2003           19423                 23023               20369             23317
                        7/31/2003           20861                 25147               21907             25297
                       10/31/2003           21951                 26884               23120             26959

Source: Lipper, Inc.


Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

   Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of the U.S. equity market. The fund will no longer measure its performance against the Russell 1000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. In addition, the unmanaged Lipper Large-Cap Core Fund Index, which may or may not include AIM Blue Chip Fund, is included for comparison to a peer group.

   Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

   This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.


================================================================================
AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/03, including sales charges

Class A Shares                               Class R Shares*
Inception (2/4/87)      8.67%                  10 Years                  8.62%
  10 Years              8.18                    5 Years                 -2.46
   5 Years             -3.40                    1 Year                  15.62
   1 Year               9.53
                                             Investor Class Shares**
Class B Shares                                 10 Years                  8.80%
Inception (10/1/96)     4.17%                   5 Years                 -2.30
   5 Years             -3.36                    1 Year                  15.94
   1 Year              10.09

Class C Shares
Inception (8/4/97)     -0.18%
  5 Years              -2.96
  1 Year               14.09
================================================================================


*The returns shown for these periods are the blended returns of the historical performance of the fund's Class R shares since their inception and the restated historical performance of the fund's
Class A shares (for the periods prior to the inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. The inception date of Class A shares is 2/4/87. The inception date of the fund's Class R shares is 6/3/02. Calculation of blended returns as of 10/31/03 is from 10/31/93.

**The returns shown as of 10/31/03 are
the blended returns of the historical
performance of Investor Class shares
since their inception and the restated
historical performance of the fund's
Class A shares (for the periods prior to inception of the Investor Class shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the
Investor Class has a different expense
structure. The inception date of the
fund's Class A shares is 2/4/87. The
inception date of the fund's Investor
Class shares is 9/30/03. Calculation of
blended returns as of 10/31/03 is from
10/31/93.

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM BLUE CHIP FUND


INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 10/31/03                   indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (3/15/02)             -6.82%       those shown. All returns assume
shareholders with a performance overview    1 Year                          16.74        reinvestment of distributions at net
specific to their holdings.                                                              asset value. Investment return and
Institutional Class shares are offered                                                   principal value will fluctuate so your
exclusively to institutional investors,     AVERAGE ANNUAL TOTAL RETURNS                 shares, when redeemed, may be worth more
including defined contribution plans        For periods ended 9/30/03                    or less than their original cost. See
that meet certain criteria. Performance     (most recent calendar quarter-end)           full report for information on
of Institutional Class shares will                                                       comparative benchmarks. If you have
differ from performance of Class A          INCEPTION (3/15/02)             -10.21%      questions, please consult your fund
shares due to differing sales charges       1 Year                          20.54        prospectus or call 800-451-4246. A I M
and class expenses.                                                                      Distributors, Inc.


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

AIMinvestments.com    BCH-INS-1 10/03

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.27%

ADVERTISING-1.08%

Omnicom Group Inc.                                400,000   $   31,920,000
==========================================================================

AEROSPACE & DEFENSE-1.94%

Lockheed Martin Corp.                             325,000       15,067,000
--------------------------------------------------------------------------
United Technologies Corp.                         500,000       42,345,000
==========================================================================
                                                                57,412,000
==========================================================================

ALUMINUM-0.64%

Alcoa Inc.                                        600,000       18,942,000
==========================================================================

APPAREL RETAIL-0.61%

Gap, Inc. (The)                                   950,000       18,126,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.48%

Franklin Resources, Inc.                          300,000       14,226,000
==========================================================================

BIOTECHNOLOGY-1.88%

Amgen Inc.(a)                                     900,000       55,584,000
==========================================================================

BREWERS-0.50%

Anheuser-Busch Cos., Inc.                         300,000       14,778,000
==========================================================================

BROADCASTING & CABLE TV-0.52%

Clear Channel Communications, Inc.                375,000       15,307,500
==========================================================================

CASINOS & GAMING-0.69%

International Game Technology                     625,000       20,468,750
==========================================================================

COMMUNICATIONS EQUIPMENT-2.91%

Cisco Systems, Inc.(a)                          4,100,000       86,018,000
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.99%

Best Buy Co., Inc.                                500,000       29,155,000
==========================================================================

COMPUTER HARDWARE-2.76%

Dell Inc.(a)                                    1,450,000       52,374,000
--------------------------------------------------------------------------
International Business Machines Corp.             325,000       29,081,000
==========================================================================
                                                                81,455,000
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.84%

EMC Corp.(a)                                    1,800,000       24,912,000
==========================================================================

CONSUMER FINANCE-2.90%

American Express Co.                              900,000       42,237,000
--------------------------------------------------------------------------
MBNA Corp.                                        850,000       21,037,500
--------------------------------------------------------------------------
SLM Corp.                                         575,000       22,517,000
==========================================================================
                                                                85,791,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


DATA PROCESSING & OUTSOURCED SERVICES-1.68%

First Data Corp.                                  850,000   $   30,345,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   550,000       19,426,000
==========================================================================
                                                                49,771,000
==========================================================================

DIVERSIFIED BANKS-2.66%

Bank of America Corp.                             425,000       32,185,250
--------------------------------------------------------------------------
Wells Fargo & Co.                                 825,000       46,464,000
==========================================================================
                                                                78,649,250
==========================================================================

DIVERSIFIED CAPITAL MARKETS-1.76%

J.P. Morgan Chase & Co.                         1,450,000       52,055,000
==========================================================================

DIVERSIFIED CHEMICALS-0.27%

E. I. du Pont de Nemours & Co.                    200,000        8,080,000
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.61%

Apollo Group, Inc.-Class A(a)                     525,000       33,353,250
--------------------------------------------------------------------------
H&R Block, Inc.                                   300,000       14,127,000
==========================================================================
                                                                47,480,250
==========================================================================

ELECTRIC UTILITIES-1.56%

Dominion Resources, Inc.                          250,000       15,400,000
--------------------------------------------------------------------------
FPL Group, Inc.                                   250,000       15,935,000
--------------------------------------------------------------------------
Southern Co. (The)                                500,000       14,900,000
==========================================================================
                                                                46,235,000
==========================================================================

FOOD DISTRIBUTORS-0.85%

Sysco Corp.                                       750,000       25,245,000
==========================================================================

FOOTWEAR-0.54%

NIKE, Inc.-Class B                                250,000       15,975,000
==========================================================================

GENERAL MERCHANDISE STORES-0.74%

Target Corp.                                      550,000       21,857,000
==========================================================================

HEALTH CARE EQUIPMENT-4.70%

Boston Scientific Corp.(a)                        700,000       47,404,000
--------------------------------------------------------------------------
Medtronic, Inc.                                   850,000       38,734,500
--------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         275,000       15,994,000
--------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          575,000       36,690,750
==========================================================================
                                                               138,823,250
==========================================================================

HOME IMPROVEMENT RETAIL-1.94%

Home Depot, Inc. (The)                          1,550,000       57,458,500
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.56%

Carnival Corp. (Panama)                           475,000       16,582,250
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS-2.89%

Colgate-Palmolive Co.                             450,000   $   23,935,500
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        625,000       61,431,250
==========================================================================
                                                                85,366,750
==========================================================================

HYPERMARKETS & SUPER CENTERS-3.29%

Wal-Mart Stores, Inc.                           1,650,000       97,267,500
==========================================================================

INDUSTRIAL CONGLOMERATES-3.02%

3M Co.                                            195,000       15,379,650
--------------------------------------------------------------------------
General Electric Co.                            2,550,000       73,975,500
==========================================================================
                                                                89,355,150
==========================================================================

INDUSTRIAL GASES-0.54%

Air Products & Chemicals, Inc.                    350,000       15,893,500
==========================================================================

INDUSTRIAL MACHINERY-0.52%

Danaher Corp.                                     185,000       15,327,250
==========================================================================

INTEGRATED OIL & GAS-2.29%

Exxon Mobil Corp.                               1,850,000       67,673,000
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.61%

SBC Communications Inc.                           750,000       17,985,000
==========================================================================

INTERNET RETAIL-0.76%

eBay Inc.(a)                                      400,000       22,376,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-4.77%

Goldman Sachs Group, Inc. (The)                   500,000       46,950,000
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         800,000       47,360,000
--------------------------------------------------------------------------
Morgan Stanley                                    850,000       46,639,500
==========================================================================
                                                               140,949,500
==========================================================================

LIFE & HEALTH INSURANCE-0.75%

Prudential Financial, Inc.                        575,000       22,218,000
==========================================================================

MANAGED HEALTH CARE-1.46%

UnitedHealth Group Inc.                           850,000       43,248,000
==========================================================================

MOVIES & ENTERTAINMENT-1.48%

Viacom Inc.-Class B                             1,100,000       43,857,000
==========================================================================

MULTI-LINE INSURANCE-1.75%

American International Group, Inc.                850,000       51,705,500
==========================================================================

OIL & GAS DRILLING-1.00%

ENSCO International Inc.                          550,000       14,492,500
--------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              400,000       15,120,000
==========================================================================
                                                                29,612,500
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


OIL & GAS EQUIPMENT & SERVICES-0.76%

Schlumberger Ltd. (Netherlands)                   475,000   $   22,310,750
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.85%

Citigroup Inc.                                  2,400,000      113,760,000
==========================================================================

PHARMACEUTICALS-6.69%

Allergan, Inc.                                    325,000       24,576,500
--------------------------------------------------------------------------
Johnson & Johnson                                 750,000       37,747,500
--------------------------------------------------------------------------
Pfizer Inc.                                     2,350,000       74,260,000
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        375,000       21,333,750
--------------------------------------------------------------------------
Wyeth                                             900,000       39,726,000
==========================================================================
                                                               197,643,750
==========================================================================

RAILROADS-0.66%

Canadian National Railway Co. (Canada)            325,000       19,565,000
==========================================================================

REGIONAL BANKS-0.74%

Fifth Third Bancorp                               375,000       21,735,000
==========================================================================

RESTAURANTS-0.34%

McDonald's Corp.                                  400,000       10,004,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-2.93%

Applied Materials, Inc.(a)                      1,500,000       35,055,000
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                               450,000       25,798,500
--------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         625,000       25,806,250
==========================================================================
                                                                86,659,750
==========================================================================

SEMICONDUCTORS-6.94%

Analog Devices, Inc.(a)                           650,000       28,814,500
--------------------------------------------------------------------------
Intel Corp.                                     2,500,000       82,625,000
--------------------------------------------------------------------------
Linear Technology Corp.                           650,000       27,696,500
--------------------------------------------------------------------------
Microchip Technology Inc.                         800,000       26,168,000
--------------------------------------------------------------------------
Texas Instruments Inc.                            500,000       14,460,000
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                   800,000       25,360,000
==========================================================================
                                                               205,124,000
==========================================================================

SOFT DRINKS-1.28%

Coca-Cola Co. (The)                               400,000       18,560,000
--------------------------------------------------------------------------
PepsiCo, Inc.                                     400,000       19,128,000
==========================================================================
                                                                37,688,000
==========================================================================

SPECIALTY STORES-1.79%

Bed Bath & Beyond Inc.(a)                         725,000       30,624,000
--------------------------------------------------------------------------
Staples, Inc.(a)                                  825,000       22,126,500
==========================================================================
                                                                52,750,500
==========================================================================

SYSTEMS SOFTWARE-6.47%

Computer Associates International, Inc.           675,000       15,876,000
--------------------------------------------------------------------------
Microsoft Corp.                                 3,900,000      101,985,000
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                 2,500,000   $   29,900,000
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                       1,200,000       43,380,000
==========================================================================
                                                               191,141,000
==========================================================================

THRIFTS & MORTGAGE FINANCE-1.09%

Fannie Mae                                        450,000       32,260,500
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.99%

AT&T Wireless Services Inc.(a)                  1,100,000        7,975,000
--------------------------------------------------------------------------
Vodafone Group PLC-ADR (United Kingdom)         1,000,000       21,150,000
==========================================================================
                                                                29,125,000
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,273,576,585)                        2,874,909,150
==========================================================================

MONEY MARKET FUNDS-2.18%

STIC Liquid Assets Portfolio(b)                32,255,406       32,255,406
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                        32,255,406       32,255,406
==========================================================================
    Total Money Market Funds (Cost
      $64,510,812)                                              64,510,812
==========================================================================
TOTAL INVESTMENTS-99.45% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $2,338,087,397)                                            2,939,419,962
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.02%

STIC Liquid Assets Portfolio(b)(c)                447,700   $      447,700
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $447,700)                                              447,700
==========================================================================
TOTAL INVESTMENTS-99.47% (Cost
  $2,338,535,097)                                            2,939,867,662
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.53%                             15,680,944
==========================================================================
NET ASSETS-100.00%                                          $2,955,548,606
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $2,273,576,585)*                            $2,874,909,150
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $64,958,512)                              64,958,512
------------------------------------------------------------
Receivables for:
  Investments sold                                24,683,025
------------------------------------------------------------
  Fund shares sold                                 2,304,821
------------------------------------------------------------
  Dividends                                        3,002,219
------------------------------------------------------------
Investment for deferred compensation plan             85,703
------------------------------------------------------------
Other assets                                          89,262
============================================================
    Total assets                               2,970,032,692
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,960,690
------------------------------------------------------------
  Fund shares reacquired                           6,778,210
------------------------------------------------------------
  Deferred compensation plan                          85,703
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                           447,700
------------------------------------------------------------
Accrued distribution fees                          1,754,494
------------------------------------------------------------
Accrued trustees' fees                               113,708
------------------------------------------------------------
Accrued transfer agent fees                        1,879,182
------------------------------------------------------------
Accrued operating expenses                           464,399
============================================================
    Total liabilities                             14,484,086
============================================================
Net assets applicable to shares outstanding   $2,955,548,606
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $4,174,409,315
------------------------------------------------------------
Undistributed net investment income (loss)          (193,930)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                       (1,819,999,344)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      601,332,565
============================================================
                                              $2,955,548,606
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $1,439,517,589
____________________________________________________________
============================================================
Class B                                       $1,223,820,934
____________________________________________________________
============================================================
Class C                                       $  290,396,300
____________________________________________________________
============================================================
Class R                                       $    1,577,836
____________________________________________________________
============================================================
Investor Class                                $      100,222
____________________________________________________________
============================================================
Institutional Class                           $      135,725
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          134,716,761
____________________________________________________________
============================================================
Class B                                          119,762,062
____________________________________________________________
============================================================
Class C                                           28,419,655
____________________________________________________________
============================================================
Class R                                              147,951
____________________________________________________________
============================================================
Investor Class                                         9,378
____________________________________________________________
============================================================
Institutional Class                                   12,560
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        10.69
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.69 divided by
      94.50%)                                 $        11.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        10.22
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        10.22
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        10.66
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        10.69
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        10.81
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $431,970 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $79,735)         $  35,405,963
---------------------------------------------------------------------------
Dividends from affiliated money market funds                        985,598
---------------------------------------------------------------------------
Interest                                                             35,871
---------------------------------------------------------------------------
Securities lending                                                   34,455
===========================================================================
    Total investment income                                      36,461,887
===========================================================================

EXPENSES:

Advisory fees                                                    17,924,075
---------------------------------------------------------------------------
Administrative services fees                                        540,113
---------------------------------------------------------------------------
Custodian fees                                                      190,013
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         4,741,551
---------------------------------------------------------------------------
  Class B                                                        11,597,496
---------------------------------------------------------------------------
  Class C                                                         2,827,049
---------------------------------------------------------------------------
  Class R                                                             2,613
---------------------------------------------------------------------------
  Investor Class                                                         10
---------------------------------------------------------------------------
Transfer agent fees                                              11,540,164
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                               81
---------------------------------------------------------------------------
Trustees' fees                                                       58,866
---------------------------------------------------------------------------
Other                                                             1,213,386
===========================================================================
    Total expenses                                               50,635,417
===========================================================================
Less: Fees waived and expense offset arrangements                   (72,046)
===========================================================================
    Net expenses                                                 50,563,371
===========================================================================
Net investment income (loss)                                    (14,101,484)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (109,521,399)
---------------------------------------------------------------------------
  Foreign currencies                                                  1,362
---------------------------------------------------------------------------
  Futures contracts                                               4,362,825
===========================================================================
                                                               (105,157,212)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         520,451,864
---------------------------------------------------------------------------
  Foreign currencies                                                   (538)
---------------------------------------------------------------------------
  Futures contracts                                              (1,164,391)
===========================================================================
                                                                519,286,935
===========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             414,129,723
===========================================================================
Net increase in net assets resulting from operations          $ 400,028,239
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (14,101,484)   $   (26,181,399)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and futures contracts                    (105,157,212)      (605,224,882)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and futures
    contracts                                                    519,286,935        (87,627,440)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  400,028,239       (719,033,721)
===============================================================================================
Share transactions-net:
  Class A                                                       (162,460,380)      (325,975,435)
-----------------------------------------------------------------------------------------------
  Class B                                                       (136,334,779)      (303,773,409)
-----------------------------------------------------------------------------------------------
  Class C                                                        (51,018,964)      (109,471,968)
-----------------------------------------------------------------------------------------------
  Class R                                                          1,425,250             36,356
-----------------------------------------------------------------------------------------------
  Investor Class                                                      99,068                 --
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (43,881)           168,155
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (348,333,686)      (739,016,301)
===============================================================================================
    Net increase (decrease) in net assets                         51,694,553     (1,458,050,022)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,903,854,053      4,361,904,075
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of ($193,930) and ($154,369) for 2003 and 2002,
    respectively)                                             $2,955,548,606    $ 2,903,854,053
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is long-term growth of capital with a secondary objective of current income. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $21,702.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $540,113 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $6,046,387 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, the Institutional Class and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $4,741,551, $11,597,496, $2,827,049, $2,613 and $10, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $345,660 in front-end sales commissions from the sale of Class A shares and $27,553, $3,029, $17,172 and $0 from

Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $48,392 and reductions in custodian fees of $1,952 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $50,344.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $6,755 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $431,970 were on loan to brokers. The loans were secured by cash collateral of $447,700 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $34,455 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $   557,955,231
------------------------------------------------------------
Temporary book/tax differences                      (193,930)
------------------------------------------------------------
Capital loss carryforward                     (1,776,622,010)
------------------------------------------------------------
Shares of beneficial interest                  4,174,409,315
============================================================
Total net assets                             $ 2,955,548,606
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
------------------------------------------------------------
October 31, 2007                              $   38,614,682
------------------------------------------------------------
October 31, 2008                                 185,511,022
------------------------------------------------------------
October 31, 2009                                 833,974,843
------------------------------------------------------------
October 31, 2010                                 615,639,140
------------------------------------------------------------
October 31, 2011                                 102,882,323
============================================================
Total capital loss carryforward               $1,776,622,010
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $752,061,350 and $1,056,490,615, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $611,034,149
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (53,078,918)
===========================================================
Net unrealized appreciation of investment
  securities                                   $557,955,231
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $2,381,912,431.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2003, undistributed net investment income was increased by $14,061,923, undistributed net realized gains decreased by $1,362 and shares of beneficial interest decreased by $14,060,561. This reclassification had no effect on net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, the Institutional Class shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, the Institutional Class shares and the Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      30,092,109    $ 289,868,346     35,714,782    $ 388,117,102
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      12,053,281      111,049,162     15,784,454      168,633,848
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,161,204       38,212,257      5,922,957       63,436,977
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        164,023        1,619,420          3,975           36,381
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                 12,285          130,138             --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                               --               --         19,795          192,879
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,670,042       16,099,491      1,132,609       12,298,772
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,741,215)     (16,099,491)    (1,170,222)     (12,298,772)
==========================================================================================================================
Reacquired:
  Class A                                                     (49,132,867)    (468,428,217)   (68,970,741)    (726,391,309)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (25,556,829)    (231,284,450)   (45,721,299)    (460,108,485)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,824,798)     (89,231,221)   (16,701,794)    (172,908,945)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (20,044)        (194,170)            (3)             (25)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                 (2,907)         (31,070)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class***                                           (4,720)         (43,881)        (2,515)         (24,724)
==========================================================================================================================
                                                              (38,130,436)   $(348,333,686)   (73,988,002)   $(739,016,301)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Investor Class shares commenced sales on September 30, 2003.
*** Institutional Class shares commenced sales on March 15, 2002.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A(a)
                                        -----------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------------
                                           2003              2002               2001               2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $     9.22         $    11.22         $    17.29         $    15.49         $    12.05
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.02)             (0.04)(b)          (0.04)             (0.05)(b)           0.01
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            1.49              (1.96)             (6.03)              1.85               3.47
=================================================================================================================================
    Total from investment operations          1.47              (2.00)             (6.07)              1.80               3.48
=================================================================================================================================
Less distributions:
  Dividends from net investment income          --                 --                 --                 --              (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized
    gains                                       --                 --                 --                 --              (0.03)
=================================================================================================================================
    Total distributions                         --                 --                 --                 --              (0.04)
=================================================================================================================================
Net asset value, end of period          $    10.69         $     9.22         $    11.22         $    17.29         $    15.49
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              15.94%            (17.82)%           (35.11)%            11.60%             29.01%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,439,518         $1,402,589         $2,067,602         $3,163,453         $2,299,551
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                      1.47%(d)           1.40%              1.28%              1.19%              1.19%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.17)%(d)         (0.33)%            (0.29)%            (0.31)%             0.03%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         28%                28%                31%                22%                22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,354,728,865.


                                                                               CLASS B(a)
                                        -----------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                        -----------------------------------------------------------------------------------------
                                           2003              2002               2001               2000               1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $     8.88         $    10.87         $    16.87         $    15.22         $    11.91
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.08)             (0.10)(b)          (0.13)             (0.17)(b)          (0.10)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)            1.42              (1.89)             (5.87)              1.82               3.44
=================================================================================================================================
    Total from investment operations          1.34              (1.99)             (6.00)              1.65               3.34
=================================================================================================================================
Less distributions from net realized
  gains                                         --                 --                 --                 --              (0.03)
=================================================================================================================================
Net asset value, end of period          $    10.22         $     8.88         $    10.87         $    16.87         $    15.22
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              15.09%            (18.31)%           (35.57)%            10.87%             28.08%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                              $1,223,821         $1,198,513         $1,806,464         $2,746,149         $1,891,171
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                      2.12%(d)           2.05%              1.94%              1.88%              1.91%
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                      (0.82)%(d)         (0.98)%            (0.94)%            (1.00)%            (0.68)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                         28%                28%                31%                22%                22%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 has been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,159,749,563.


                                                                                      CLASS C(a)
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   8.88       $  10.87    $  16.86    $  15.21    $  11.91
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)         (0.10)(b)    (0.13)     (0.17)(b)    (0.10)(b)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.42          (1.89)      (5.86)       1.82        3.43
=========================================================================================================================
    Total from investment operations                              1.34          (1.99)      (5.99)       1.65        3.33
=========================================================================================================================
Less distributions from net realized gains                          --             --          --          --       (0.03)
=========================================================================================================================
Net asset value, end of period                                $  10.22       $   8.88    $  10.87    $  16.86    $  15.21
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  15.09%        (18.31)%    (35.53)%     10.82%      28.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $290,396       $302,555    $487,838    $720,186    $349,951
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets                           2.12%(d)       2.05%       1.94%       1.88%       1.90%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.82)%(d)     (0.98)%     (0.94)%     (1.00)%     (0.68)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             28%            28%         31%         22%         22%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Per share information for all periods prior to October 31, 2000 have been restated to reflect a 3 for 1 stock split, effected in the form of a 200% stock dividend, on September 8, 2000.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $282,704,852.

                                                                        CLASS R
                                                              ----------------------------
                                                                             JUNE 3, 2002
                                                                              (DATE SALES
                                                              YEAR ENDED     COMMENCED) TO
                                                              OCTOBER 31,     OCTOBER 31,
                                                                 2003            2002
------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.22          $ 10.53
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.00)           (0.02)(a)
------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
     unrealized)                                                  1.44            (1.29)
==========================================================================================
     Total from investment operations                             1.44            (1.31)
==========================================================================================
Net asset value, end of period                                  $10.66          $  9.22
__________________________________________________________________________________________
==========================================================================================
Total return(b)                                                 15.62%           (12.44)%
__________________________________________________________________________________________
==========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,578          $    37
__________________________________________________________________________________________
==========================================================================================
Ratio of expenses to average net assets                           1.62%(c)         1.55%(d)
==========================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)       (0.49)%(d)
__________________________________________________________________________________________
==========================================================================================
Portfolio turnover rate(e)                                         28%              28%
__________________________________________________________________________________________
==========================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $522,665.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                (DATE SALES
                                                                 COMMENCED)
                                                                TO OCTOBER 31,
                                                                    2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $10.16
----------------------------------------------------------------------------------
Income from investment operations:
  Net Investment income (loss)                                         (0.00)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.53
==================================================================================
    Total from investment operations                                    0.53
==================================================================================
Net asset value, end of period                                        $10.69
__________________________________________________________________________________
==================================================================================
Total return(a)                                                         5.22%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  100
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                 1.29%(b)
==================================================================================
Ratio of net investment income (loss) to average net assets            (0.01)%(b)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(c)                                                28%
__________________________________________________________________________________
==================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $49,231.
(c)  Not annualized for periods less than one year.


                                                                    INSTITUTIONAL CLASS
                                                              --------------------------------
                                                                                MARCH 15, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED)
                                                              OCTOBER 31,       TO OCTOBER 31,
                                                                2003               2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.26             $ 12.13
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.06                0.02(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.49               (2.89)
==============================================================================================
    Total from investment operations                              1.55               (2.87)
==============================================================================================
Net asset value, end of period                                  $10.81             $  9.26
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  16.74%             (23.66)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  136             $   160
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets                           0.77%(c)            0.77%(d)
==============================================================================================
Ratio of net investment income to average net assets              0.53%(c)            0.30%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                          28%                 28%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $141,917.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Blue Chip Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ ERNST & YOUNG LLP


Houston, Texas
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

   DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund                      TAXABLE
AIM Balanced Fund*                      AIM Developing Markets Fund
AIM Basic Balanced Fund*                AIM European Growth Fund                          AIM Floating Rate Fund
AIM Basic Value Fund                    AIM European Small Company Fund                   AIM High Yield Fund
AIM Blue Chip Fund                      AIM Global Aggressive Growth Fund                 AIM Income Fund
AIM Capital Development Fund            AIM Global Growth Fund                            AIM Intermediate Government Fund
AIM Charter Fund                        AIM Global Trends Fund                            AIM Limited Maturity Treasury Fund
AIM Constellation Fund                  AIM Global Value Fund(4)                          AIM Money Market Fund
AIM Dent Demographic Trends Fund        AIM International Emerging Growth Fund            AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)        AIM International Growth Fund                     AIM Total Return Bond Fund
AIM Emerging Growth Fund                AIM Trimark Fund                                  INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund          INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                 TAX-FREE
AIM Libra Fund                                        SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                              AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund            AIM Global Health Care Fund                       AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                 AIM Real Estate Fund                              AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                INVESCO Advantage Health Sciences Fund            AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund               INVESCO Energy Fund
AIM Opportunities III Fund              INVESCO Financial Services Fund
AIM Premier Equity Fund                 INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                  INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)            INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)            INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund               INVESCO Technology Fund
AM Trimark Small Companies Fund         INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*


* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                              AIMinvestments.com       BCH-AR-1

                                                 YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------------
MUTUAL   RETIREMENT  ANNUITIES    COLLEGE   SEPARATELY  OFFSHORE   ALTERNATIVE   CASH           [AIM INVESTMENTS LOGO APPEARS HERE]
FUNDS    PRODUCTS                 SAVINGS   MANAGED     PRODUCTS   INVESTMENTS   MANAGEMENT               --Servicemark--
                                  PLANS     ACCOUNTS

                                                    AIM CAPITAL DEVELOPMENT FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]







                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                   --Servicemark--                     --Servicemark--

================================================================================
AIM CAPITAL DEVELOPMENT FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Class R shares are available only to      o The unmanaged Standard & Poor's
presented is as of 10/31/03 and is based    certain retirement plans. Please see the    Composite Index of 500 Stocks (the S&P
on total net assets.                        prospectus for more information. They       500--Registered Trademark--) is an index
                                            are sold at net asset value, that is,       of common stocks frequently used as a
o AIM Capital Development Fund's            without up-front sales charges.             general measure of U.S. stock market
performance figures are historical, and                                                 performance.
they reflect fund expenses, the             o The fund's investment return and
reinvestment of distributions, and          principal value will fluctuate, so an       o Bloomberg, Inc. is a well-known
changes in net asset value.                 investor's shares, when redeemed, may be    independent financial research and
                                            worth more or less than their original      reporting firm.
o When sales charges are included in        cost.
performance figures, Class A share                                                      o A direct investment cannot be made in
performance reflects the maximum 5.50%      o Investing in small and mid-size           an index. Unless otherwise indicated,
sales charge, and Class B and Class C       companies may involve risks not             index results include reinvested
share performance reflects the              associated with investing in more           dividends, and they do not reflect sales
applicable contingent deferred sales        established companies. Also, small          charges or fund expenses. Performance of
charge (CDSC) for the period involved.      companies may have business risk,           an index of funds reflects fund
The CDSC on Class B shares declines from    significant stock price fluctuations and    expenses; performance of a market index
5% beginning at the time of purchase to     illiquidity.                                does not.
0% at the beginning of the seventh year.
The CDSC on Class C shares is 1% for the    o Industry classifications used in this     A DESCRIPTION OF THE POLICIES AND
first year after purchase. The              report are generally according to the       PROCEDURES THAT THE FUND USES TO
performance of the fund's share classes     Global Industry Classification Standard,    DETERMINE HOW TO VOTE PROXIES RELATING
will differ due to different sales          which was developed by and is the           TO PORTFOLIO SECURITIES IS AVAILABLE
charge structures and class expenses.       exclusive property and a service mark of    WITHOUT CHARGE, UPON REQUEST, BY CALLING
                                            Morgan Stanley Capital International        800-959-4246, OR ON THE AIM WEB SITE,
o Effective 9/30/03, Class B shares are     Inc. and Standard & Poor's.                 AIMINVESTMENTS.COM.
not available as an investment for
retirement plans maintained pursuant to     o The unmanaged Lipper Mid-Cap Core Fund
Section 401 of the Internal Revenue         Index represents an average of the
Code, including 401(k) plans, money         performance of the 30 largest
purchase pension plans and profit           mid-capitalization core funds tracked by
sharing plans. Plans that have existing     Lipper, Inc., an independent mutual fund
accounts invested in Class B shares will    performance monitor.
continue to be allowed to make
additional purchases.                       o The unmanaged Russell 2500--Registered
                                            Trademark-- Index measures the
                                            performance of the 2,500 smallest
                                            companies in the Russell
                                            3000--Registered Trademark-- Index,
                                            which measures the performance of the
                                            3,000 largest companies based on market
                                            capitalization.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE              This report may be distributed only to shareholders or
=====================================================              to persons who have received a current prospectus of
AIMinvestments.com                                                 the fund.

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS                     harmful short-term trading. These steps include:
                    --Registered Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
                    As you may be aware, there has been a
[PHOTO OF           great deal of media coverage recently          o  Imposing redemption fees on additional funds we believe
ROBERT H.           about the mutual fund industry and                may be vulnerable to harmful short-term trading
GRAHAM]             allegations of improper activities by             activity.
                    certain individuals and companies. As
ROBERT H. GRAHAM    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former             or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken together,
private class or derivative actions also were filed in the      eliminate the possibility of short-term trading strategies
wake of the regulators' actions.                                that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We
   Investors are understandably concerned and frustrated        have always sought and continue to seek to make these
about these reports, and we would like to take this             judgments to the best of our abilities and in a manner that
opportunity to assure you that, based on an investigation       we believe is consistent with the best interests of our fund
conducted by an outside firm, IFG and its parent company,       shareholders. And we remain committed to being as vigilant
AMVESCAP PLC, believe that these civil actions are without      as possible in the future to identify and address any
merit. IFG is contesting the charges.                           harmful market timing investors who have the potential to
                                                                harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by          Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Although past performance is no guarantee of future results,
ongoing investigation of market timing.                         there appear to be indicators that the economy and stock
                                                                markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                 encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.      At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to       to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe        company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we        have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new    shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive      maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most              our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                          have any further questions or concerns about your AIM
                                                                Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented               /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                                                                Robert H. Graham                    Mark H. Williamson
                                                                Chairman and President              President and CEO
                                                                The AIM Family of Funds             AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND DELIVERS POSITIVE RETURN                                                             services, consumer staples and health
                                                                                          care were the weakest-performing sectors.
This report covers the fiscal year ended    to its lowest level for the fiscal year       Small- and mid-cap stocks generally
October 31, 2003. During this period,       on March 11, 2003. The index then             outperformed large-cap stocks. While the
your fund recorded positive returns. At     rallied, posting a gain of 32.67% from        performance of large-cap growth and
net asset value, Class A shares produced    its low on March 11 through the end of        large-cap value stocks was similar, mid-
a total return of 30.16%. By comparison,    the reporting period.                         and small-cap growth stocks generally
the Lipper Mid-Cap Core Fund Index, the                                                   outperformed their value counterparts by
Russell 2500 Index and the S&P 500 Index       During this rally, the United States       wider margins.
returned 32.01%, 41.69% and 20.79%,         and its allies took military action
respectively, over the same period. The     against Iraq and ousted the regime of         =========================================
fund outperformed the market in general,    Saddam Hussein. The nation's gross
as measured by the S&P 500 Index, because   domestic product (GDP), generally                         SMALL- AND MID-CAP
of its focus on mid-cap stocks while it     considered the broadest measure of
performed in line with funds with similar   economic activity, expanded at an                         STOCKS GENERALLY
strategies, as measured by the Lipper       annualized rate of 3.3% in the second
Mid-Cap Core Fund Index. We believe the     quarter and 8.2% in the third quarter of                    OUTPERFORMED
fund underperformed the Russell 2500        2003. As of the close of the fiscal year,
Index because of the index's greater        405 companies in the S&P 500 had reported                 LARGE-CAP STOCKS.
exposure to small-cap stocks, which         third-quarter earnings. A total of 65.4%
generally outperformed mid-cap stocks.      of those companies reported earnings that     =========================================
                                            exceeded expectations compared to 60.2%
MARKET CONDITIONS                           for the third quarter of 2002, according      YOUR FUND
                                            to Bloomberg. The job market remained
Amid a backdrop of generally improving      weak, however, as the nation's                At the close of the fiscal year, the
economic conditions, the S&P 500 returned   unemployment rate stood at 6.0% at the        portfolio's three largest sector
20.79% for the year ended October 31,       close of the reporting period.                weightings were in information
2003. The index rose in November 2002,                                                    technology, consumer discretionary and
then declined over the next three months,      All sectors of the S&P 500 Index           financials. These sectors also had the
dropping                                    recorded gains for the fiscal year.           most positive impact on fund performance
                                            Information technology, materials and         for the reporting period while the
                                            utilities were the top-performing sectors     sectors that contributed the least were
                                            while telecommunication                       consumer staples, energy and utilities.





====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                                 TOP 10 INDUSTRIES*

 1. Omnicare, Inc.                                       1.6%            1. Thrifts & Mortgage Finance                       5.6%

 2. Friedman, Billings, Ramsey Group, Inc.-Class A       1.4             2. Application Software                             4.4

 3. Advance Auto Parts, Inc.                             1.3             3. Semiconductors                                   3.9

 4. American Financial Realty Trust                      1.3             4. Data Processing & Outsourced Services            3.6

 5. American Standard Cos. Inc.                          1.2             5. Specialty Stores                                 3.4

 6. Bard (C.R.) Inc.                                     1.2             6. Health Care Services                             3.3

 7. Caremark RX, Inc.                                    1.2             7. Electronic Equipment Manufacturers               3.2

 8. New York Community Bancorp, Inc.                     1.2             8. Pharmaceuticals                                  3.1

 9. Ruby Tuesday, Inc.                                   1.2             9. Health Care Equipment                            2.7

10. Fisher Scientific International Inc.                 1.2            10. Real Estate                                      2.6


* Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================

   As economic conditions improved, we       computer products mainly through             [PHOTO OF     MICHAEL CHAPMAN
adjusted the portfolio to potentially        catalogues and its Web site. We continue     MICHAEL       Mr. Chapman began his
take advantage of this trend. For            to hold this stock because CDW reported      CHAPMAN]      investment career in 1995
example, the fund's exposure to the          record third-quarter earnings, and the                     as an analyst and then
information technology sector, generally     stock outperformed the benchmark since                     portfolio manager with U.S.
considered more aggressive, increased        the market low in March through the end      Global Investors, Inc. He joined AIM in
between the beginning and end of the         of the reporting period.                     2001 and was promoted to his current
reporting period while its weighting in                                                   position in 2002. Prior to joining AIM,
the consumer-discretionary sector, also      IN CLOSING                                   he was an equity analyst with Chase
considered more economically sensitive,                                                   Manhattan Bank and a securities analyst
remained about the same. We also reduced     We continue to work diligently to meet       with Gulf Investment Management.
the fund's relatively small weighting in     the fund's investment objective of growth
large-cap stocks. By the close of the        of capital. Regardless of market trends,        Mr. Chapman has a B.S. in petroleum
reporting period, mid- and small-cap         we will adhere to the fund's strategy as     engineering and an M.A. in energy and
stocks, which generally perform better       outlined in its prospectus. We will          mineral resources from The University of
during economic upturns, composed 99% of     continue to focus on the reasonably          Texas.
the portfolio.                               priced stocks of companies that we
                                             believe have favorable growth prospects.                   PAUL J. RASPLICKA
   Stocks that enhanced performance                                                       [PHOTO OF     Mr. Rasplicka is lead
included Hasbro, one of the nation's         See important fund and index disclosures     PAUL J.       portfolio manager of AIM
largest toy makers, and Rockwell                        inside front cover.               RASPLICKA     Capital Development Fund.
Automation, a leading producer of
industrial automation equipment. Hasbro                                                      Mr. Rasplicka joined AIM in 1998.
reported an 18% increase in net revenue                                                   Prior to joining AIM he was with INVESCO
for the third quarter of 2003 compared to                                                 Trust Company, the Denver-based
the same period for the previous year.                                                    investment management subsidiary of
Rockwell Automation reported a 5%                                                         AMVESCAP PLC, since 1994. He was
increase in sales for its 2003 fiscal                                                     responsible for portfolio management of
year compared to its 2002 fiscal year.                                                    small-capitalization growth separate
                                                                                          accounts.
   Detracting from performance was CDW
Computer Centers, whose stock did not                                                        Mr. Rasplicka began his investment
rise as quickly as the benchmark. CDW                                                     career in 1982 as an equity research
sells                                                                                     analyst with Fayez Sarofim & Co. He then
                                                                                          joined Daniel Breen & Company L.P. in
                                                                                          1985 as vice president and partner, where
                                                                                          he managed over $1.5 billion of equity,
                                                                                          balanced and fixed-income assets as part
                                                                                          of a team.

                                                                                             A native of Denver, Mr. Rasplicka is a
                                                                                          magna cum laude graduate of the
                                                                                          University of Colorado at Boulder with a
                                                                                          B.S. in business administration. He
                                                                                          received an M.B.A from the University of
                                                                                          Chicago. He is a Chartered Financial
                                                                                          Analyst and a Chartered Investment
                                                                                          Counselor.

                                                                                          Assisted by Small/Mid-Cap Core Team.

                                                                                           [GRAPHIC]    For More Information Visit

                                                                                                        AIMinvestments.com

================================================================================

FUND VS. INDEXES                             PORTFOLIO COMPOSITION BY INVESTMENT TYPE
Total Returns 10/31/02-10/31/03,
excluding sales charge                       Total number of holdings* 115

                                             Total net assets $1.0 billion

Class A Shares             30.16%

Class B Shares             29.32

Class C Shares             29.34

Class R Shares             29.95

Russell 2500 Index         41.69

Source: Lipper, Inc.

================================================================================

================================================================================
FUND PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
6/17/96-10/31/03


                                [MOUNTAIN CHART]


         Date             AIM Capital Development Fund       Russell 2500
                                Class A Shares                   Index
         6/17/96                    $ 9450                       $10000
         7/31/96                      8977                         9268
         10/31/96                    10480                        10158
         1/31/97                     11131                        11094
         4/30/97                      9648                        10566
         7/31/97                     12766                        12714
         10/31/97                    13768                        13117
         1/31/98                     13503                        13219
         4/30/98                     15744                        14857
         7/31/98                     13797                        13210
         10/31/98                    12180                        12107
         1/31/99                     13974                        13453
         4/30/99                     13302                        13987
         7/31/99                     14144                        14649
         10/31/99                    14400                        14286
         1/31/00                     17811                        16345
         4/30/00                     20296                        17429
         7/31/00                     19835                        17232
         10/31/00                    20591                        17611
         1/31/01                     20387                        18017
         4/30/01                     18927                        17339
         7/31/01                     19047                        17467
         10/31/01                    16108                        15469
         1/31/02                     17787                        17438
         4/30/02                     18949                        18270
         7/31/02                     15178                        14738
         10/31/02                    14038                        14055
         1/31/03                     13971                        14129
         4/30/03                     14815                        15162
         7/31/03                     16670                        17883
         10/31/03                   $18275                       $19915

Russell 2500 Index data from 6/30/96

Source: Lipper, Inc.



Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

   This growth chart uses a logarithmic scale, which means the price scale (vertical axis) is structured so that a given distance always represents the same percent change in price, rather than the same absolute change in price. For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

   Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

====================================================================================================================================

AVERAGE ANNUAL TOTAL RETURNS                   *The returns shown for these periods are    AVERAGE ANNUAL TOTAL RETURNS
Including sales charges, as of 10/31/03        the blended returns of the historical       Including sales charges, as of 9/30/03
                                               performance of the fund's Class R shares
CLASS A SHARES                                 since their inception and the restated      CLASS A SHARES
Inception (6/17/96)                 8.52%      historical performance of the fund's        Inception (6/17/96)                 7.53%
 5 Years                            7.23       Class A shares (for the periods prior to     5 Years                            6.34
 1 Year                            23.04       inception of the Class R shares) at net      1 Year                            18.18
                                               asset value, adjusted to reflect the
CLASS B SHARES                                 higher Rule 12b-1 fees applicable to the    CLASS B SHARES
Inception (10/1/96)                 7.19%      Class R shares. The inception date of       Inception (10/1/96)                 6.16%
 5 Years                            7.42       Class A shares is 6/17/96. The inception     5 Years                            6.53
 1 Year                            24.32       date of the fund's Class R shares is         1 Year                            19.32
                                               6/3/02. Calculation of blended returns as
CLASS C SHARES                                 of 10/31/03 is from 6/17/96. Calculation    CLASS C SHARES
Inception (8/4/97)                  5.12%      of blended returns as of 9/30/03 is from    Inception (8/4/97)                  3.94%
 5 Years                            7.72       6/17/96.                                     5 Years                            6.83
 1 Year                            28.34                                                    1 Year                            23.34
                                               In addition to returns as of the close of
CLASS R SHARES*                                the fiscal year, industry regulations       CLASS R SHARES*
Inception                           9.19%      require us to provide average annual        Inception                           8.20%
 5 Years                            8.28       total returns as of 9/30/03, the most        5 Years                            7.40
 1 Year                            29.95       recent calendar quarter-end.                 1 Year                            24.92

====================================================================================================================================

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM CAPITAL DEVELOPMENT FUND


INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 10/31/03                   indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (3/15/02)             -1.50%       those shown. All returns assume
shareholders with a performance overview    1 Year                          31.08        reinvestment of distributions at net
specific to their holdings.                                                              asset value. Investment return and
Institutional Class shares are offered                                                   principal value will fluctuate so your
exclusively to institutional investors,     AVERAGE ANNUAL TOTAL RETURNS                 shares, when redeemed, may be worth more
including defined contribution plans        For periods ended 9/30/03                    or less than their original cost. See
that meet certain criteria. Performance     (most recent calendar quarter-end)           full report for information on
of Institutional Class shares will                                                       comparative benchmarks. If you have
differ from performance of Class A          INCEPTION (3/15/02)             -6.22%       questions, please consult your fund
shares due to differing sales charges       1 Year                          25.97        prospectus or call 800-451-4246. A I M
and class expenses.                                                                      Distributors, Inc.


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

AIMinvestments.com    CDV-INS-1 10/03

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.74%

ADVERTISING-1.14%

Interpublic Group of Cos., Inc. (The)(a)          498,200   $    7,413,216
--------------------------------------------------------------------------
Lamar Advertising Co.(a)                          136,000        4,120,800
==========================================================================
                                                                11,534,016
==========================================================================

AIR FREIGHT & LOGISTICS-1.07%

C.H. Robinson Worldwide, Inc.                     274,900       10,770,582
==========================================================================

APPAREL RETAIL-1.50%

Limited Brands                                    288,000        5,068,800
--------------------------------------------------------------------------
Ross Stores, Inc.                                 201,200       10,062,012
==========================================================================
                                                                15,130,812
==========================================================================

APPLICATION SOFTWARE-4.41%

Amdocs Ltd. (United Kingdom)(a)                   365,400        7,841,484
--------------------------------------------------------------------------
Autodesk, Inc.                                    578,100       11,128,425
--------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                       280,500        9,393,945
--------------------------------------------------------------------------
Intuit Inc.(a)                                    191,800        9,586,164
--------------------------------------------------------------------------
Siebel Systems, Inc.(a)                           514,600        6,478,814
==========================================================================
                                                                44,428,832
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.93%

Affiliated Managers Group, Inc.(a)                141,000       10,222,500
--------------------------------------------------------------------------
American Capital Strategies, Ltd.                 342,400        9,244,800
==========================================================================
                                                                19,467,300
==========================================================================

BIOTECHNOLOGY-0.47%

QLT Inc. (Canada)(a)                              304,200        4,699,890
==========================================================================

BROADCASTING & CABLE TV-0.86%

Cox Radio, Inc.-Class A(a)                        300,000        6,636,000
--------------------------------------------------------------------------
Westwood One, Inc.(a)                              67,200        2,011,296
==========================================================================
                                                                 8,647,296
==========================================================================

BUILDING PRODUCTS-1.23%

American Standard Cos. Inc.(a)                    129,600       12,402,720
==========================================================================

CASINOS & GAMING-2.10%

GTECH Holdings Corp.                              245,300       10,960,004
--------------------------------------------------------------------------
Harrah's Entertainment, Inc.                      234,400       10,196,400
==========================================================================
                                                                21,156,404
==========================================================================

COMMUNICATIONS EQUIPMENT-2.32%

Avocent Corp.(a)                                  154,400        5,836,320
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-(CONTINUED)

Harris Corp.                                      284,900   $   10,603,978
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                219,900        6,926,850
==========================================================================
                                                                23,367,148
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.50%

Hutchinson Technology Inc.(a)                     160,000        5,361,600
--------------------------------------------------------------------------
Imation Corp.                                     285,000        9,704,250
==========================================================================
                                                                15,065,850
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.08%

Cummins Inc.                                      117,100        5,550,540
--------------------------------------------------------------------------
Navistar International Corp.(a)                   130,900        5,292,287
==========================================================================
                                                                10,842,827
==========================================================================

CONSUMER FINANCE-1.76%

AmeriCredit Corp.(a)                              602,000        8,066,800
--------------------------------------------------------------------------
Capital One Financial Corp.                       159,000        9,667,200
==========================================================================
                                                                17,734,000
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.63%

Alliance Data Systems Corp.(a)                    354,200        9,839,676
--------------------------------------------------------------------------
Certegy Inc.                                      200,450        6,747,147
--------------------------------------------------------------------------
DST Systems, Inc.(a)                              262,900        9,942,878
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   143,400        5,064,888
--------------------------------------------------------------------------
Iron Mountain Inc.(a)                             131,100        5,013,264
==========================================================================
                                                                36,607,853
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.13%

ARAMARK Corp.-Class B(a)                          398,700       10,653,264
--------------------------------------------------------------------------
Career Education Corp.(a)                         108,400        5,804,820
--------------------------------------------------------------------------
United Rentals, Inc.(a)                           286,500        4,990,830
==========================================================================
                                                                21,448,914
==========================================================================

DIVERSIFIED METALS & MINING-1.06%

CONSOL Energy Inc. (Acquired 9/17/03; Cost
  $9,740,412)(a)(b)(c)                            546,600       10,650,501
==========================================================================

ELECTRIC UTILITIES-1.10%

Wisconsin Energy Corp.                            337,500       11,053,125
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

ELECTRICAL COMPONENTS & EQUIPMENT-2.22%

Cooper Industries, Ltd.-Class A (Bermuda)         214,000   $   11,320,600
--------------------------------------------------------------------------
Rockwell Automation, Inc.                         354,600       11,010,330
==========================================================================
                                                                22,330,930
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-3.20%

Amphenol Corp.-Class A(a)                         187,600       11,021,500
--------------------------------------------------------------------------
Varian Inc.(a)                                    282,800       10,127,068
--------------------------------------------------------------------------
Waters Corp.(a)                                   353,400       11,107,362
==========================================================================
                                                                32,255,930
==========================================================================

ENVIRONMENTAL SERVICES-1.00%

Republic Services, Inc.                           435,000       10,113,750
==========================================================================

FOOTWEAR-1.12%

Reebok International Ltd.                         290,800       11,326,660
==========================================================================

FOREST PRODUCTS-1.06%

Louisiana-Pacific Corp.(a)                        561,200       10,674,024
==========================================================================

GAS UTILITIES-1.09%

Kinder Morgan, Inc.                               205,800       11,020,590
==========================================================================

GENERAL MERCHANDISE STORES-1.49%

Dollar General Corp.                              232,100        5,215,287
--------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                       255,500        9,754,990
==========================================================================
                                                                14,970,277
==========================================================================

HEALTH CARE DISTRIBUTORS-1.61%

Omnicare, Inc.                                    424,100       16,259,994
==========================================================================

HEALTH CARE EQUIPMENT-2.71%

Bard (C.R.), Inc.                                 153,800       12,311,690
--------------------------------------------------------------------------
Hillenbrand Industries, Inc.                      177,600       10,572,528
--------------------------------------------------------------------------
STERIS Corp.(a)                                   210,000        4,372,200
==========================================================================
                                                                27,256,418
==========================================================================

HEALTH CARE FACILITIES-0.47%

Universal Health Services, Inc.-Class B(a)        100,000        4,705,000
==========================================================================

HEALTH CARE SERVICES-3.27%

AdvancePCS(a)                                      74,200        3,819,074
--------------------------------------------------------------------------
Caremark Rx, Inc.(a)                              490,900       12,297,045
--------------------------------------------------------------------------
DaVita, Inc.(a)                                   308,600       10,831,860
--------------------------------------------------------------------------
Lincare Holdings Inc.(a)                          153,100        5,961,714
==========================================================================
                                                                32,909,693
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


HEALTH CARE SUPPLIES-1.16%

Fisher Scientific International Inc.(a)           290,000   $   11,672,500
==========================================================================

HOMEBUILDING-0.63%

Lennar Corp.-Class A                               69,100        6,346,835
==========================================================================

HOTELS, RESORTS & CRUISE LINES-0.38%

Starwood Hotels & Resorts Worldwide, Inc.         113,800        3,838,474
==========================================================================

HOUSEWARES & SPECIALTIES-1.13%

Yankee Candle Co., Inc. (The)(a)                  408,400       11,427,032
==========================================================================

INDUSTRIAL GASES-0.86%

Airgas, Inc.                                      455,000        8,713,250
==========================================================================

INDUSTRIAL MACHINERY-2.06%

Parker-Hannifin Corp.                             194,400        9,908,568
--------------------------------------------------------------------------
SPX Corp.(a)                                      225,900       10,870,308
==========================================================================
                                                                20,778,876
==========================================================================

INTEGRATED OIL & GAS-0.76%

Murphy Oil Corp.                                  129,500        7,637,910
==========================================================================

INTERNET SOFTWARE & SERVICES-0.52%

United Online, Inc.(a)                            182,200        5,245,538
==========================================================================

INVESTMENT COMPANIES-ETFS-0.26%

iShares Nasdaq Biotechnology Index Fund(a)         36,400        2,584,036
==========================================================================

LEISURE PRODUCTS-2.28%

Brunswick Corp.                                   386,100       11,455,587
--------------------------------------------------------------------------
Hasbro, Inc.                                      530,300       11,560,540
==========================================================================
                                                                23,016,127
==========================================================================

MANAGED HEALTH CARE-1.23%

Anthem, Inc.(a)                                    73,000        4,995,390
--------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     135,200        7,402,200
==========================================================================
                                                                12,397,590
==========================================================================

MULTI-UTILITIES & UNREGULATED POWER-1.13%

Williams Cos., Inc. (The)                       1,120,100       11,425,020
==========================================================================

OFFICE ELECTRONICS-0.91%

Zebra Technologies Corp.-Class A(a)               161,150        9,177,493
==========================================================================

OIL & GAS DRILLING-1.19%

Pride International, Inc.(a)                      447,300        7,326,774
--------------------------------------------------------------------------
Rowan Cos., Inc.(a)                               194,300        4,653,485
==========================================================================
                                                                11,980,259
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

OIL & GAS EQUIPMENT & SERVICES-0.83%

BJ Services Co.(a)                                111,300   $    3,651,753
--------------------------------------------------------------------------
Key Energy Services, Inc.(a)                      539,500        4,709,835
==========================================================================
                                                                 8,361,588
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.83%

XTO Energy, Inc.                                  351,300        8,315,271
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.30%

CapitalSource Inc.(a)                             137,700        2,994,975
==========================================================================

PACKAGED FOODS & MEATS-0.54%

Flowers Foods, Inc.                               228,400        5,419,932
==========================================================================

PAPER PACKAGING-2.08%

Sealed Air Corp.(a)                               202,200       10,763,106
--------------------------------------------------------------------------
Smurfit-Stone Container Corp.(a)                  659,100       10,216,050
==========================================================================
                                                                20,979,156
==========================================================================

PERSONAL PRODUCTS-1.04%

NBTY, Inc.(a)                                     385,600       10,507,600
==========================================================================

PHARMACEUTICALS-3.14%

Medicis Pharmaceutical Corp.-Class A               97,600        6,182,960
--------------------------------------------------------------------------
Mylan Laboratories Inc.                           215,100        5,194,665
--------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                 149,500       10,805,860
--------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR (United
  Kingdom)(a)                                     413,547        9,470,226
==========================================================================
                                                                31,653,711
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.97%

ACE Ltd. (Cayman Islands)                         270,617        9,742,212
--------------------------------------------------------------------------
Quanta Capital Holdings Ltd. (Bermuda)
  (Acquired 08/27/03; Cost $10,000,000)(a)(b)   1,000,000       10,100,000
==========================================================================
                                                                19,842,212
==========================================================================

PUBLISHING-0.33%

Journal Communications, Inc.-Class A(a)           189,700        3,374,763
==========================================================================

REAL ESTATE-2.63%

American Financial Realty Trust(c)                840,100       12,769,520
--------------------------------------------------------------------------
Friedman, Billings, Ramsey Group, Inc.-Class
  A                                               689,155       13,727,968
==========================================================================
                                                                26,497,488
==========================================================================

REGIONAL BANKS-0.47%

Compass Bancshares, Inc.                          125,100        4,726,278
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------


REINSURANCE-2.45%

Everest Re Group, Ltd. (Bermuda)                  120,800   $   10,020,360
--------------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                           91,500        4,965,705
--------------------------------------------------------------------------
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                       337,200        9,691,128
==========================================================================
                                                                24,677,193
==========================================================================

RESTAURANTS-2.14%

Brinker International, Inc.(a)                    305,600        9,727,248
--------------------------------------------------------------------------
Ruby Tuesday, Inc.                                431,500       11,801,525
==========================================================================
                                                                21,528,773
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.56%

Novellus Systems, Inc.(a)                         136,700        5,644,343
==========================================================================

SEMICONDUCTORS-3.91%

Cypress Semiconductor Corp.(a)                    252,000        5,407,920
--------------------------------------------------------------------------
GlobespanVirata, Inc.(a)                        1,087,400        6,698,384
--------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)               297,300        9,980,361
--------------------------------------------------------------------------
Intersil Corp.-Class A                            276,300        7,125,777
--------------------------------------------------------------------------
Microchip Technology Inc.                         311,162       10,178,109
==========================================================================
                                                                39,390,551
==========================================================================

SPECIALTY CHEMICALS-0.51%

Great Lakes Chemical Corp.                        239,500        5,149,250
==========================================================================

SPECIALTY STORES-3.38%

Advance Auto Parts, Inc.(a)                       167,600       13,109,672
--------------------------------------------------------------------------
Michaels Stores, Inc.                             245,700       11,663,379
--------------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            297,500        9,299,850
==========================================================================
                                                                34,072,901
==========================================================================

TECHNOLOGY DISTRIBUTORS-1.01%

CDW Corp.                                         170,100       10,214,505
==========================================================================

THRIFTS & MORTGAGE FINANCE-5.59%

Doral Financial Corp. (Puerto Rico)               222,100       11,216,050
--------------------------------------------------------------------------
New Century Financial Corp.                       153,100        5,676,948
--------------------------------------------------------------------------
New York Community Bancorp, Inc.                  336,666       12,187,309
--------------------------------------------------------------------------
PMI Group, Inc. (The)                             276,900       10,585,887
--------------------------------------------------------------------------
Radian Group Inc.                                 209,000       11,056,100
--------------------------------------------------------------------------
Saxon Capital Acquisition Corp.(a)(c)             296,600        5,582,012
==========================================================================
                                                                56,304,306
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $736,403,096)                            974,727,072
==========================================================================


                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

MONEY MARKET FUNDS-3.25%

STIC Liquid Assets Portfolio(d)                16,395,571   $   16,395,571
--------------------------------------------------------------------------
STIC Prime Portfolio(d)                        16,395,571       16,395,571
==========================================================================
    Total Money Market Funds (Cost
      $32,791,142)                                              32,791,142
==========================================================================
TOTAL INVESTMENTS-99.99% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $769,194,238)                1,007,518,214
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-15.47%

STIC Liquid Assets Portfolio(d)(e)             77,943,886   $   77,943,886
--------------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                     77,943,886       77,943,886
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $155,887,772)                                      155,887,772
==========================================================================
TOTAL INVESTMENTS-115.46% (Cost $925,082,010)                1,163,405,986
==========================================================================
OTHER ASSETS LESS LIABILITIES-(15.46%)                        (155,813,164)
==========================================================================
NET ASSETS-100.00%                                          $1,007,592,822
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 10/31/03 was $20,750,501, which represented 2.06% of the Fund's net assets. These securities are considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $736,403,096)*                              $  974,727,072
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $188,678,914)                            188,678,914
------------------------------------------------------------
Receivables for:
  Investments sold                                14,296,403
------------------------------------------------------------
  Fund shares sold                                   495,691
------------------------------------------------------------
  Dividends                                          134,758
------------------------------------------------------------
Investment for deferred compensation plan             48,771
------------------------------------------------------------
Other assets                                          34,459
============================================================
     Total assets                              1,178,416,068
____________________________________________________________
============================================================
LIABILITIES:

Payables for:
  Investments purchased                           12,090,192
------------------------------------------------------------
  Fund shares reacquired                           1,282,728
------------------------------------------------------------
  Deferred compensation plan                          48,771
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      155,887,772
------------------------------------------------------------
Accrued distribution fees                            629,898
------------------------------------------------------------
Accrued trustees' fees                                41,641
------------------------------------------------------------
Accrued transfer agent fees                          675,452
------------------------------------------------------------
Accrued operating expenses                           166,792
============================================================
  Total liabilities                              170,823,246
============================================================
Net assets applicable to shares outstanding   $1,007,592,822
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  745,788,184
------------------------------------------------------------
Undistributed net investment income (loss)           (85,597)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies
  and option contracts                            23,566,260
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              238,323,975
============================================================
                                              $1,007,592,822
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  545,691,273
____________________________________________________________
============================================================
Class B                                       $  392,381,668
____________________________________________________________
============================================================
Class C                                       $   68,356,008
____________________________________________________________
============================================================
Class R                                       $    1,154,117
____________________________________________________________
============================================================
Institutional Class                           $        9,756
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           32,748,997
____________________________________________________________
============================================================
Class B                                           24,853,019
____________________________________________________________
============================================================
Class C                                            4,332,614
____________________________________________________________
============================================================
Class R                                               69,441
____________________________________________________________
============================================================
Institutional Class                                      580
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        16.66
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $16.66 divided by
       94.50%)                                $        17.63
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $        15.79
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $        15.78
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $        16.62
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $        16.83
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $153,631,096 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $8,183)          $  7,752,065
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       588,530
--------------------------------------------------------------------------
Securities lending                                                 307,752
==========================================================================
    Total investment income                                      8,648,347
==========================================================================

EXPENSES:

Advisory fees                                                    6,014,863
--------------------------------------------------------------------------
Administrative services fees                                       240,864
--------------------------------------------------------------------------
Custodian fees                                                     113,090
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,681,630
--------------------------------------------------------------------------
  Class B                                                        3,525,000
--------------------------------------------------------------------------
  Class C                                                          588,010
--------------------------------------------------------------------------
  Class R                                                            3,016
--------------------------------------------------------------------------
Transfer agent fees                                              3,582,073
--------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                              39
--------------------------------------------------------------------------
Trustees' fees                                                      24,521
--------------------------------------------------------------------------
Other                                                              553,293
==========================================================================
    Total expenses                                              16,326,399
==========================================================================
Less: Fees waived and expense offset arrangements                  (26,311)
==========================================================================
    Net expenses                                                16,300,088
==========================================================================
Net investment income (loss)                                    (7,651,741)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         64,257,050
--------------------------------------------------------------------------
  Foreign currencies                                                62,002
--------------------------------------------------------------------------
  Option contracts written                                         126,096
==========================================================================
                                                                64,445,148
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        180,428,278
--------------------------------------------------------------------------
  Foreign currencies                                                  (902)
==========================================================================
                                                               180,427,376
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             244,872,524
==========================================================================
Net increase in net assets resulting from operations          $237,220,783
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (7,651,741)   $   (6,585,862)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                       64,445,148       (27,642,639)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    180,427,376      (101,615,274)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  237,220,783      (135,843,775)
==============================================================================================
Share transactions-net:
  Class A                                                        (40,295,276)      (49,872,882)
----------------------------------------------------------------------------------------------
  Class B                                                        (45,852,897)      (51,574,661)
----------------------------------------------------------------------------------------------
  Class C                                                         (3,420,452)         (497,034)
----------------------------------------------------------------------------------------------
  Class R                                                            902,244            12,300
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --            10,000
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (88,666,381)     (101,922,277)
==============================================================================================
    Net increase (decrease) in net assets                        148,554,402      (237,766,052)
==============================================================================================

NET ASSETS:

  Beginning of year                                              859,038,420     1,096,804,472
==============================================================================================
  End of year (including undistributed net investment income
    (loss) of ($85,597) and ($70,846) for 2003 and 2002,
    respectively)                                             $1,007,592,822    $  859,038,420
______________________________________________________________________________________________
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $11,378.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $240,864 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $1,793,309 for such services and reimbursed fees for the Institutional Class shares of $31.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $1,681,630, $3,525,000, $588,010 and $3,016, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2003, AIM Distributors retained $104,786 in front-end sales commissions from the sale of Class A shares and $3,521, $108, $4,404 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $13,767 and reductions in custodian fees of $1,135 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $14,902.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $3,650 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $153,631,096 were on loan to brokers. The loans were secured by cash collateral of $155,887,772 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $307,752 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 2003 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of year                        --      $      --
----------------------------------------------------------
Written                               1,300        126,096
----------------------------------------------------------
Expired                              (1,300)      (126,096)
==========================================================
End of year                              --      $      --
__________________________________________________________
==========================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed long-term gain                  $   24,193,359
------------------------------------------------------------
Unrealized appreciation -- investments           237,696,876
------------------------------------------------------------
Temporary book/tax differences                       (85,597)
------------------------------------------------------------
Shares of beneficial interest                    745,788,184
============================================================
Total net assets                              $1,007,592,822
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and deferral of losses on straddles.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $853,484,217 and $916,157,482, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION)
          OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $246,128,701
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (8,431,825)
===========================================================
Net unrealized appreciation of investment
  securities                                   $237,696,876
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
$925,709,110.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating losses and excise tax paid, on October 31, 2003, undistributed net investment income was increased by $7,636,990, undistributed net realized gains decreased by $62,002 and shares of beneficial interest decreased by $7,574,988. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                               CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------
                                                                          2003                            2002
                                                              ----------------------------    -----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       7,864,878    $ 109,808,336       8,723,183    $ 137,031,183
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,057,426       27,535,873       3,358,008       50,474,614
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         834,828       11,240,012       1,443,905       21,757,217
---------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         74,458          986,707             749           12,300
---------------------------------------------------------------------------------------------------------------------------
  Institutional Class**                                                --               --             580           10,000
===========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         340,670        4,868,315               0                0
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (358,616)      (4,868,315)              0                0
===========================================================================================================================
Reacquired:
  Class A                                                     (11,106,766)    (154,971,927)    (12,317,285)    (186,904,065)
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,230,794)     (68,520,455)     (7,163,019)    (102,049,275)
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,117,790)     (14,660,464)     (1,519,831)     (22,254,251)
---------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (5,766)         (84,463)             --               --
===========================================================================================================================
                                                               (6,647,472)   $ (88,666,381)     (7,473,710)   $(101,922,277)
___________________________________________________________________________________________________________________________
===========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
** Institutional Class shares commenced sales on March 15, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2003              2002         2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.80          $  14.69     $  21.79    $  15.24    $  12.89
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)         (0.04)(a)    (0.04)      (0.13)      (0.10)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.94             (1.85)       (4.27)       6.68        2.45
=============================================================================================================================
    Total from investment operations                              3.86             (1.89)       (4.31)       6.55        2.35
=============================================================================================================================
Less distributions from net realized gains                          --                --        (2.79)         --          --
=============================================================================================================================
Net asset value, end of period                                $  16.66          $  12.80     $  14.69    $  21.79    $  15.24
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  30.16%           (12.87)%     (21.76)%     42.98%      18.23%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $545,691          $456,268     $576,660    $759,838    $579,514
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                           1.53%(c)          1.38%        1.33%       1.28%       1.38%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.56)%(c)        (0.29)%      (0.21)%     (0.60)%     (0.70)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            101%              120%         130%        101%        117%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $480,465,624.

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                2003              2002         2001        2000        1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  12.21          $  14.10     $  21.16    $  14.90    $  12.70
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)(a)         (0.14)(a)    (0.15)      (0.26)      (0.20)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.74             (1.75)       (4.12)       6.52        2.40
=============================================================================================================================
    Total from investment operations                              3.58             (1.89)       (4.27)       6.26        2.20
=============================================================================================================================
Less distributions from net realized gains                          --                --        (2.79)         --          --
=============================================================================================================================
Net asset value, end of period                                $  15.79          $  12.21     $  14.10    $  21.16    $  14.90
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  29.32%           (13.40)%     (22.29)%     42.01%      17.32%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $392,382          $346,456     $454,018    $617,576    $451,508
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                           2.18%(c)          2.03%        1.99%       1.99%       2.12%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.21)%(c)        (0.94)%      (0.87)%     (1.30)%     (1.44)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            101%              120%         130%        101%        117%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $352,500,019.

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003             2002            2001       2000       1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 12.20          $ 14.10         $ 21.15    $ 14.89    $ 12.69
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.16)(a)        (0.14)(a)       (0.14)     (0.25)     (0.20)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  3.74            (1.76)          (4.12)      6.51       2.40
============================================================================================================================
    Total from investment operations                             3.58            (1.90)          (4.26)      6.26       2.20
============================================================================================================================
Less distributions from net realized gains                         --               --           (2.79)        --         --
============================================================================================================================
Net asset value, end of period                                $ 15.78          $ 12.20         $ 14.10    $ 21.15    $ 14.89
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 29.34%          (13.48)%        (22.24)%    42.04%     17.34%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $68,356          $56,298         $66,127    $82,982    $53,832
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.18%(c)         2.03%           1.99%      1.99%      2.12%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.21)%(c)       (0.94)%         (0.87)%    (1.30)%    (1.44)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           101%             120%            130%       101%       117%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $58,801,044.

                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.79             $ 16.62
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.10)(a)           (0.03)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.93               (3.80)
=============================================================================================
    Total from investment operations                              3.83               (3.83)
=============================================================================================
Net asset value, end of period                                  $16.62             $ 12.79
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  29.95%             (23.05)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,154             $    10
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.68%(c)            1.54%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.71)%(c)          (0.44)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         101%                120%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $603,132.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                       INSTITUTIONAL
                                                              --------------------------------
                                                                                MARCH 15, 2002
                                                                                 (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,        OCTOBER 31,
                                                                 2003                2002
----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $12.84             $ 17.25
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.01(a)             0.02(a)
----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.98               (4.43)
==============================================================================================
    Total from investment operations                              3.99               (4.41)
==============================================================================================
Net asset value, end of period                                  $16.83             $ 12.84
______________________________________________________________________________________________
==============================================================================================
Total return(b)                                                  31.08%             (25.57)%
______________________________________________________________________________________________
==============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $   10             $     7
______________________________________________________________________________________________
==============================================================================================
Ratio of expenses to average net assets
  With fee waivers                                                0.87%(c)            0.84%(d)
----------------------------------------------------------------------------------------------
  Without fee waivers                                             1.25%(c)            0.99%(d)
==============================================================================================
Ratio of net investment income to average net assets              0.10%(c)            0.25%(d)
______________________________________________________________________________________________
==============================================================================================
Portfolio turnover rate(e)                                         101%                120%
______________________________________________________________________________________________
==============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,217.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Capital Development Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Capital Development Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             -s- Ernst & Young LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                                FIXED INCOME

AIM Aggressive Growth Fund                    AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                            AIM Developing Markets Fund
AIM Basic Balanced Fund*                      AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                          AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                            AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund                  AIM Global Growth Fund                         AIM Intermediate Government Fund
AIM Charter Fund                              AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                        AIM Global Value Fund(4)                       AIM Money Market Fund
AIM Dent Demographic Trends Fund              AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)              AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                      AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                    TAX-FREE
AIM Libra Fund                                         SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                 AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                  AIM Global Health Care Fund                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                       AIM Real Estate Fund                           AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                      INVESCO Advantage Health Sciences Fund         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                     INVESCO Energy Fund
AIM Opportunities III Fund                    INVESCO Financial Services Fund
AIM Premier Equity Fund                       INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                        INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                  INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                  INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                     INVESCO Technology Fund
AM Trimark Small Companies Fund               INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                               AIMinvestments.com      CDV-AR-1



                                                  YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------------
Mutual   Retirement  Annuities   College    Separately  Offshore    Alternative  Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                Savings    Managed     Products    Investments  Management             --Servicemark--
                                 Plans      Accounts

                                                                AIM CHARTER FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

================================================================================
AIM CHARTER FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Class R shares are available only to      o Bloomberg, Inc. is a well-known
presented is as of 10/31/03 and is based    certain retirement plans. Please see the    independent financial research and
on total net assets.                        prospectus for more information. They       reporting firm.
                                            are sold at net asset value, that is,
o AIM Charter Fund's performance figures    without up-front sales charges.             o A direct investment cannot be made in
are historical, and they reflect fund                                                   an index. Unless otherwise indicated,
expenses, the reinvestment of               o The fund's investment return and          index results include reinvested
distributions, and changes in net asset     principal value will fluctuate, so an       dividends, and they do not reflect sales
value.                                      investor's shares, when redeemed, may be    or fund expenses charges. Performance of
                                            worth more or less than their original      an index of funds reflects fund
o When sales charges are included in        cost.                                       expenses; performance of a market index
performance figures, Class A share                                                      does not.
performance reflects the maximum 5.50%      o Industry classifications used in this
sales charge, and Class B and Class C       report are generally according to the       A description of the policies and
share performance reflects the              Global Industry Classification Standard,    procedures that the fund uses to
applicable contingent deferred sales        which was developed by and is the           determine how to vote proxies
charge (CDSC) for the period involved.      exclusive property and a service mark of    relating to portfolio securities is
The CDSC on Class B shares declines from    Morgan Stanley Capital International Inc.   available without charge, upon
5% beginning at the time of purchase to     and Standard & Poor's.                      request, by calling 800-959-4246, or on
0% at the beginning of the seventh year.                                                the AIM Web site, AIMinvestments.com.
The CDSC on Class C shares is 1% for the    o The unmanaged Lipper Large-Cap Core
first year after purchase. The              Equity Fund Index represents an average
performance of the fund's share classes     of the performance of the 30 largest
will differ due to different sales          large-capitalization core equity funds
charge structures and class expenses.       tracked by Lipper, Inc., an independent
                                            mutual fund performance monitor.
o Effective 9/30/03, Class B shares are
not available as an investment for          o The unmanaged Standard & Poor's
retirement plans maintained pursuant to     Composite Index of 500 Stocks (the S&P
Section 401 of the Internal Revenue         500--Registered Trademark-- is an index
Code, including 401(k) plans, money         of common stocks frequently used as a
purchase pension plans and profit           general measure of U.S. stock market
sharing plans. Plans that have existing     performance.
accounts invested in Class B shares
continued to be allowed to make
additional purchases after 9/30/03.






=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                This report may be distributed only to shareholders or to
=====================================================                persons who have received a current prospectus of the fund.
AIMinvestments.com


TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN
                    THE AIM FAMILY OF FUNDS--Registered Trademark--:

[PHOTO OF           As you may be aware, there has been a       new policies and strengthened existing ones--to discourage
ROBERT H.           great deal of media coverage recently       harmful short-term trading. These steps include:
GRAHAM]             about the mutual fund industry and
                    allegations of improper activities by          o Strengthening daily monitoring of trading activities.
                    certain individuals and companies. As
ROBERT H. GRAHAM    part of these widespread investigations,       o Imposing redemption fees on additional funds we believe
                    INVESCO Funds Group (IFG), the former            may be vulnerable to harmful short-term trading activity.
                    adviser to certain INVESCO Funds, was
                    recently named as a defendant in               o Implementing an enhanced exchange policy (effective
[PHOTO OF           separate civil enforcement actions by            on or about March 1, 2004) designed to limit exchanges
MARK H.             the U.S. Securities and Exchange                 between funds.
WILLIAMSON]         Commission (SEC), the Office of the New
                    York Attorney General and the State of         o Employing an enhanced fair value pricing policy on
                    Colorado over an issue known as "market          certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  timing." A number of private class or            securities.
                    derivative actions also were filed in
the wake of the regulators' actions.                               None of these tools alone, nor all of them taken
   Investors are understandably concerned and frustrated        together, eliminate the possibility of short-term trading
about these reports, and we would like to take this             strategies that may be detrimental to a fund. Moreover, each
opportunity to assure you that, based on an investigation       of these tools involves judgments that are inherently
conducted by an outside firm, IFG and its parent company,       subjective. We have always sought and continue to seek to
   AMVESCAP PLC, believe that these civil actions are           make these judgments to the best of our abilities and in a
without merit. IFG is contesting the charges.                   manner that we believe is consistent with the best interests
   We encourage you to continue to monitor this situation,      of our fund shareholders. And we remain committed to being
particularly as IFG has the opportunity to address the          as vigilant as possible in the future to identify and
allegations that have been made. Current information will be    address any harmful market timing investors who have the
posted on our Web site at AIMinvestments.com. We will           potential to harm our long-term fund shareholders.
continue to communicate to you on our Web site about our
finding, and the actions we are taking to protect and              We sincerely hope these developments and the media
promote the interests of our shareholders. The independent      coverage surrounding them do not result in you or other
trustees of the funds are receiving regular reports from        shareholders losing confidence in AIM or INVESCO Funds.
their independent counsel and outside counsel hired by          Amidst this storm of controversy in the mutual fund
AMVESCAP PLC, the parent of AIM and IFG, to perform an          industry, we believe we can find encouragement in the
ongoing investigation of market timing.                         recovering economy and rising equity markets. As we write
                                                                this letter, for instance, the S&P 500--Registered Trademark-- Index
A COMPLEX ISSUE                                                 is up approximately 23% year-to-date. Although past performance is no guarantee of future results, there appear to be
Market timing is an investment technique not defined in any     indicators that the economy and stock markets are showing
regulation that involves frequent short-term trading of         signs of welcomed improvement. We encourage you to read the
mutual fund shares, sometimes with a goal to exploit            enclosed discussion of your fund's performance during this
inefficiencies in the way mutual funds price their shares.      past reporting period.
We recognize that fund management companies have tried to
deal with this complex issue in various ways and believe        OUR UNWAVERING COMMITMENT
that industry-wide guidance is in order. To that end, we
welcome SEC Chairman William Donaldson's pledge to adopt new    At AIM Investments, we have never wavered in our commitment
rules designed to curb market timing abuses. Comprehensive      to helping you build solutions for your financial goals. Our
rulemaking is necessary and is the best way to establish new    company was founded on a core principle of integrity, and we
industry responsibilities designed to protect shareholders.     have always worked hard to earn the trust of our
We support practical rule changes and structural                shareholders. We are committed to doing all we can to
modifications that are fair, enforceable and, most              maintain your trust and confidence.
importantly, beneficial for investors.
   AIM Investments has policies in place designed to               Thank you for your continued participation in AIM
identify, prevent and eliminate harmful trading or other        Investments. Please call your financial advisor or one of
activities deemed to be detrimental to the funds. We have       our Client Service representatives at 800-959-4246 if you
also recently taken additional steps--implemented               have any further questions or concerns about your AIM
                                                                Investments account.

                                                                Sincerely,

                                                                /s/ ROBERT H. GRAHAM                         /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham                             Mark H. Williamson
                                                                Chairman and President                       President and CEO
                                                                The AIM Family of Funds                      AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


SIGNS OF ECONOMIC RECOVERY
BENEFIT FUND

Signs of a strengthening economy            The S&P 500 rose in November 2002, but      it favored a more expansive monetary
benefited the broad U.S. stock market       then declined for several months,           policy because the economy had not yet
and AIM Charter Fund for the fiscal year    reaching a low for the fiscal year on       exhibited sustainable growth. By
ended October 31, 2003. For the fiscal      March 11, 2003. The market rallied for      October, the Fed reported that the pace
year covered by this report, the fund's     the remainder of the fiscal year.           of economic expansion had picked up,
Class A, Class B, Class C, and Class R                                                  consumer spending generally
shares returned 16.20%, 15.48%, 15.43%,        The start of the market's rally          strengthened, and residential real
and 15.90%, respectively, at net asset      coincided with the commencement of          estate was strong--but that commercial
value. The fund performed in line with      Operation Iraqi Freedom on March 19,        real estate was sluggish and that labor
the Lipper Large-Cap Core Equity Fund       2003. U.S. and allied forces quickly        markets remained weak. Indeed, the
Index, which is composed of funds with      toppled the regime of Saddam Hussein,       nation's unemployment rate was 6.0% at
investment strategies similar to the        and by May 1 President Bush was able to     the close of the fiscal year.
fund's; that index returned 16.86% for      announce that major combat operations in
the fiscal year.                            Iraq had ended.                             ========================================

   The fund underperformed the S&P 500,        The U.S. economy expanded during the                 IT WAS INFORMATION
which returned 20.79%, due to two           fiscal year. Gross domestic product, the
factors. First, we held a large cash        broadest measure of economic activity,                 TECHNOLOGY, CONSUMER
position, averaging more than 9% over       grew at an annualized rate of 1.4% in
the course of the fiscal year, to           the first quarter of 2003, 3.3% in the              DISCRETIONARY, FINANCIALS,
mitigate fund volatility during a period    second quarter, and 8.2% in the third
of market turbulence; and second, small-    quarter. Corporate earnings also showed               AND INDUSTRIALS STOCKS
AND mid-cap stocks generally                signs of strength. According to
outperformed large-cap stocks, the type     Bloomberg, as of the close of the fiscal               THAT CONTRIBUTED THE
of equities in which the fund invests       year, more than 65% of S&P 500
the bulk of its assets.                     corporations that had reported their                       MOST TO FUND
                                            third-quarter 2003 earnings exceeded
MARKET CONDITIONS                           analysts' expectations.                                PERFORMANCE FOR THE

Signs of a generally improving economy         For most of the fiscal year, the                        FISCAL YEAR.
helped the U.S. stock market rise for       Federal Reserve (the Fed) kept the
much of the fiscal year ended October       short-term federal funds rate at 1.25%.     ========================================
31, 2003.                                   On June 25, 2003, it lowered that rate
                                            to 1.00%, its lowest level since 1958,         For the fiscal year:
                                            saying that
                                                                                        o All sectors of the S&P 500 recorded
                                                                                          gains.

                                                                                        o Information technology, materials, and
                                                                                          utilities were the top-performing
                                                                                          sectors in the S&P 500.

                                                                                        o Telecommunication services, consumer
                                                                                          staples, and health care were the
                                                                                          weakest-performing sectors.


====================================================================================================================================
TOP 10 EQUITY HOLDINGS*                                  TOP 10 INDUSTRIES*

 1. Computer Associates International, Inc.  2.3%         1. Pharmaceuticals                          9.9%

 2. General Mills, Inc.                      2.2          2. Packaged Foods & Meats                   9.8

 3. Pfizer Inc.                              2.1          3. Integrated Oil & Gas                     5.7

 4. Dover Corp.                              2.0          4. Systems Software                         4.8

 5. Intel Corp.                              2.0          5. Semiconductors                           4.3

 6. Citigroup Inc.                           1.9          6. Industrial Machinery                     3.5

 7. Kellogg Co.                              1.9          7. Other Diversified Financial Services     3.1

 8. Alcon, Inc. (Switzerland)                1.9          8. Computer Hardware                        2.8

 9. Washington Mutual, Inc.                  1.9          9. Food Retail                              2.8

10. Sara Lee Corp.                           1.8         10. Property & Casualty Insurance            2.8

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

====================================================================================================================================

YOUR FUND

At the close of the fiscal year, the        products and components for industrial                      RONALD S. SLOAN
fund was overweight consumer staples,       and commercial use, and Intel, the            [PHOTO OF     Mr. Sloan, Chartered
information technology, and industrials     world's largest chip maker. In October,       RONALD S.     Financial Analyst, is
stocks, and underweight financials,         Dover announced that its third quarter        SLOAN]        lead portfolio manager
health care, telecommunications, and        earnings increased 28% from year-ago                        of AIM Charter Fund. He
utilities stocks relative to its            levels and that its operating margins                       has been in the
benchmark index, the S&P 500. While         had improved over second quarter 2003                       investment industry
consumer staples, information               levels. Also in October, Intel announced                    since 1971 and
technology, and industrials stocks          that its third quarter net income rose      joined AIM in 1998. Mr. Sloan holds a
accounted for the highest percentage of     142% from year-ago levels and 79% from      B.S. in business administration and an
the fund's total net assets, it was         the second quarter of 2003.                 M.B.A. from the University of Missouri.
information technology, consumer
discretionary, financials, and              IN CLOSING                                  Assisted by the Mid/Large Cap Core Team.
industrials stocks that contributed the
most to fund performance for the fiscal     As the fiscal year ended, there were
year. Telecommunications services           signs that the economy was
stocks, in which the fund was               strengthening; time will tell whether
significantly underweight relative to       that recovery is sustainable.
its benchmark, detracted from fund          Regardless, we will continue to seek out
performance.                                stocks of established companies with
                                            long-term, above-average growth in
   We made few significant changes to       earnings as well as growth companies
the number of fund holdings during the      with the potential for above-average
fiscal year. Both at the beginning and      growth in earnings in an attempt to
the end of the fiscal year, the fund        achieve the fund's investment objective.
held 73 stocks, and the 10 largest
accounted for approximately 20% of total          See important fund and index
net assets. Also, at the beginning and          disclosures inside front cover.
the end of the fiscal year,
approximately 80% of the fund's total                                                   [GRAPHIC] For More Information Visit
net assets were invested in large-cap
stocks, with the remainder invested                                                                       AIMinvestments.com
primarily in mid-cap holdings.

   Stocks that contributed to fund
performance included Dover, a
diversified manufacturer of

===================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR*            FUND VS. INDEX                              TOTAL NUMBER OF HOLDINGS*   73
                                            Total returns 10/31/02-10/31/03,            TOTAL NET ASSETS          $3.3 BILLION
         [PIE CHART]                        excluding sales charges

                                            Class A Shares 16.20%
INDUSTRIALS                13.6%            Class B Shares 15.48
INFORMATION TECHNOLOGY     16.3%            Class C Shares 15.43
CONSUMER STAPLES           16.7%            Class R Shares 15.90
ALL OTHERS                 53.4%            S&P 500 Index  20.79

                                            Source: Lipper, Inc.
===================================================================================================================================

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
11/26/68-10/31/03

                                                        [MOUNTAIN CHART]

                                             DATE     AIM CHARTER FUND    S&P 500
                                                       CLASS A SHARES      INDEX
                                            11/26/68       $  9450        $ 10000
                                            10/31/69          9577           9238
                                            10/31/70          7043           8214
                                            10/31/71          9192           9598
                                            10/31/72         12774          11702
                                            10/31/73         14167          11703
                                            10/31/74          9745           8335
                                            10/31/75         11909          10500
                                            10/31/76         14380          12616
                                            10/31/77         16096          11855
                                            10/31/78         21539          12607
                                            10/31/79         27424          14555
                                            10/31/80         42322          19228
                                            10/31/81         45448          19338
                                            10/31/82         49290          22487
                                            10/31/83         63951          28771
                                            10/31/84         58999          30603
                                            10/31/85         67497          36519
                                            10/31/86         88821          48638
                                            10/31/87         94792          51750
                                            10/31/88        100381          59387
                                            10/31/89        134197          75038
                                            10/31/90        139372          69426
                                            10/31/91        191818          92625
                                            10/31/92        199832         101840
                                            10/31/93        233649         117023
                                            10/31/94        227680         121537
                                            10/31/95        289223         153633
                                            10/31/96        337503         190629
                                            10/31/97        433958         251819
                                            10/31/98        482479         307250
                                            10/31/99        646804         386098
                                            10/31/00        734728         409564
                                            10/31/01        450077         307629
                                            10/31/02        411779         261188
                                            10/31/03       $478967        $315479
                                                                                                                Source: Lipper, Inc.



===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                *The returns shown for these periods are    AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/03, including sales charges     the blended returns of the historical
CLASS A SHARES                              performance of the fund's Class R shares    As of 9/30/03, including sales charges
10 Years                        6.83%       since their inception and the restated      CLASS A SHARES
 5 Years                       -1.30        historical performance of the fund's        10 Years                        6.53%
 1 Year                         9.77        Class A shares (for the periods prior to     5 Years                       -0.36
CLASS B SHARES                              inception of the Class R shares) at net      1 Year                        12.20
Inception (6/26/95)             6.53%       asset value, adjusted to reflect the        CLASS B SHARES
 5 Years                       -1.21        higher Rule 12b-1 fees applicable to the    Inception (6/26/95)             6.18%
 1 Year                        10.48        Class R shares. The inception date of        5 Years                       -0.26
CLASS C SHARES                              Class A shares is 11/26/68. The              1 Year                        13.06
Inception (8/4/97)              0.36%       inception date of the fund's Class R        CLASS C SHARES
 5 Years                       -0.87        shares is 6/3/02. Calculation of blended    Inception (8/4/97)             -0.17%
 1 Year                        14.43        returns as of 10/31/03 is from 10/31/93.     5 Years                        0.08
CLASS R SHARES*                             Calculation of blended returns as of         1 Year                        17.00
10 Years                        7.21%       9/30/03 is from 9/30/93.                    CLASS R SHARES*
 5 Years                       -0.39                                                    10 Years                        6.92%
 1 Year                        15.90        In addition to returns as of the close       5 Years                        0.58
                                            of the fiscal year, industry regulations     1 Year                        18.56
                                            require us to provide average annual
                                            total returns (including sales charges)
                                            for periods ended 9/30/03, the most
                                            recent calendar quarter-end.
===================================================================================================================================

                                                                                        Your fund's total return includes sales
                                                                                        charges, expenses and management fees.
                                                                                        The performance of the fund's share
                                                                                        classes will differ due to different
                                                                                        sales charge structures and class
                                                                                        expenses. For fund performance
                                                                                        calculations and indexes used in this
                                                                                        report, please see the inside front
                                                                                        cover. Performance shown in the chart
                                                                                        and table does not reflect deduction of
                                                                                        taxes a shareholder would pay on fund
                                                                                        distributions or sale of fund shares.
                                                                                        Performance of the index does not
                                                                                        reflect the effects of taxes.

                                                                                           This growth chart uses a logarithmic
                                                                                        scale, which means the price scale
                                                                                        (vertical axis) is structured so that a
                                                                                        given distance always represents the
                                                                                        same percent change in price, rather
                                                                                        than the same absolute change in price.
                                                                                        For example, the distance from one to 10
                                                                                        is the same as the distance from 10 to
                                                                                        100 on a logarithmic chart, but the
                                                                                        latter distance is 10 times greater on a
                                                                                        linear chart. A logarithmic scale better
                                                                                        illustrates performance in the fund's
                                                                                        early years before reinvested
                                                                                        distributions and compounding create the
                                                                                        potential for the original investment to
                                                                                        grow to very large numbers.

                                                                                           S&P 500 Index data from 11/30/68.






Past performance cannot guarantee
comparable future results. DUE TO
SIGNIFICANT MARKET VOLATILITY, RESULTS
OF AN INVESTMENT MADE TODAY MAY DIFFER
SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN. CALL YOUR FINANCIAL
ADVISOR FOR MORE CURRENT PERFORMANCE.

                                                                REDUCE YOUR PAPER MAIL WITH AIM'S EDELIVERY

                                            Sign up for eDelivery and you can have your fund reports, prospectuses and quarterly account statements delivered electronically. To enroll, go to AIMinvestments.com, select "My Account," log in, click on the "Service Center" tab and select "Register for eDelivery." You will no longer receive paper copies of these documents. Instead you'll receive a link to the documents via email. (You can cancel the service at the
                                            Web site at any time.)

                                            If you receive account statements, fund reports and prospectuses from your financial advisor rather than from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
                                                                                                                     [GRAPHIC]

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM CHARTER FUND


INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 10/31/03                   indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (7/30/91)              8.63%       those shown. All returns assume
shareholders with a performance overview    10 Years                         7.90        reinvestment of distributions at net
specific to their holdings.                  5 Years                         0.27        asset value. Investment return and
Institutional Class shares are offered       1 Year                         16.84        principal value will fluctuate so your
exclusively to institutional investors,                                                  shares, when redeemed, may be worth more
including defined contribution plans                                                     or less than their original cost. See
that meet certain criteria. Performance     AVERAGE ANNUAL TOTAL RETURNS                 full report for information on
of Institutional Class shares will          For periods ended 9/30/03                    comparative benchmarks. If you have
differ from performance of Class A          (most recent calendar quarter-end)           questions, please consult your fund
shares due to differing sales charges                                                    prospectus or call 800-451-4246. A I M
and class expenses.                         INCEPTION (7/30/91)              8.40%       Distributors, Inc.
                                            10 Years                         7.62
                                             5 Years                         1.25
                                             1 Year                         19.53

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

AIMinvestments.com    CHT-INS-1 10/03

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-80.40%

ADVERTISING-1.10%

Omnicom Group Inc.                               460,000   $   36,708,000
=========================================================================

AEROSPACE & DEFENSE-2.19%

Lockheed Martin Corp.                            492,200       22,818,392
-------------------------------------------------------------------------
Northrop Grumman Corp.                           560,000       50,064,000
=========================================================================
                                                               72,882,392
=========================================================================

APPAREL RETAIL-1.78%

Limited Brands                                 3,355,000       59,048,000
=========================================================================

BUILDING PRODUCTS-2.26%

American Standard Cos. Inc.(a)                   449,000       42,969,300
-------------------------------------------------------------------------
Masco Corp.                                    1,174,500       32,298,750
=========================================================================
                                                               75,268,050
=========================================================================

COMMUNICATIONS EQUIPMENT-0.76%

Cisco Systems, Inc.(a)                         1,200,000       25,176,000
=========================================================================

COMPUTER HARDWARE-2.80%

Dell Inc.(a)                                     700,000       25,284,000
-------------------------------------------------------------------------
Hewlett-Packard Co.                            1,000,000       22,310,000
-------------------------------------------------------------------------
International Business Machines Corp.            510,000       45,634,800
=========================================================================
                                                               93,228,800
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.54%

Automatic Data Processing, Inc.                1,355,000       51,137,700
=========================================================================

DIVERSIFIED BANKS-1.21%

Bank of America Corp.                            530,000       40,136,900
=========================================================================

DIVERSIFIED CHEMICALS-0.96%

Dow Chemical Co. (The)                           850,000       32,036,500
=========================================================================

ELECTRIC UTILITIES-1.41%

FPL Group, Inc.                                  430,000       27,408,200
-------------------------------------------------------------------------
TXU Corp.                                        850,000       19,397,000
=========================================================================
                                                               46,805,200
=========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.49%

Emerson Electric Co.                             875,000       49,656,250
=========================================================================

ENVIRONMENTAL SERVICES-1.12%

Waste Management, Inc.                         1,440,000       37,324,800
=========================================================================

FOOD RETAIL-2.78%

Kroger Co. (The)(a)                            3,210,000       56,142,900
-------------------------------------------------------------------------
Safeway Inc.(a)                                1,720,000       36,292,000
=========================================================================
                                                               92,434,900
=========================================================================

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE

FOOTWEAR-1.38%

NIKE, Inc.-Class B                               719,500   $   45,976,050
=========================================================================

HOME IMPROVEMENT RETAIL-1.38%

Home Depot, Inc. (The)                         1,235,000       45,781,450
=========================================================================

HOUSEHOLD PRODUCTS-1.08%

Kimberly-Clark Corp.                             680,000       35,910,800
=========================================================================

HOUSEWARES & SPECIALTIES-1.19%

Newell Rubbermaid Inc.                         1,740,000       39,672,000
=========================================================================

HYPERMARKETS & SUPER CENTERS-0.89%

Wal-Mart Stores, Inc.                            500,000       29,475,000
=========================================================================

INDUSTRIAL MACHINERY-3.50%

Dover Corp.                                    1,690,000       65,943,800
-------------------------------------------------------------------------
Illinois Tool Works Inc.                         685,000       50,381,750
=========================================================================
                                                              116,325,550
=========================================================================

INTEGRATED OIL & GAS-4.67%

ChevronTexaco Corp.                              520,000       38,636,000
-------------------------------------------------------------------------
ConocoPhillips                                   610,000       34,861,500
-------------------------------------------------------------------------
Exxon Mobil Corp.                              1,225,000       44,810,500
-------------------------------------------------------------------------
Occidental Petroleum Corp.                     1,050,000       37,023,000
=========================================================================
                                                              155,331,000
=========================================================================

INVESTMENT BANKING & BROKERAGE-1.37%

Morgan Stanley                                   830,000       45,542,100
=========================================================================

LIFE & HEALTH INSURANCE-1.38%

Prudential Financial, Inc.                     1,190,000       45,981,600
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.02%

Baker Hughes Inc.                              1,200,000       33,912,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-3.07%

Citigroup Inc.                                 1,350,000       63,990,000
-------------------------------------------------------------------------
Principal Financial Group, Inc.                1,215,000       38,090,250
=========================================================================
                                                              102,080,250
=========================================================================

PACKAGED FOODS & MEATS-9.83%

Campbell Soup Co.                              2,020,000       52,358,400
-------------------------------------------------------------------------
ConAgra Foods, Inc.                            1,330,300       31,714,352
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

General Mills, Inc.                            1,600,000   $   71,760,000
-------------------------------------------------------------------------
Kellogg Co.                                    1,930,000       63,940,900
-------------------------------------------------------------------------
Kraft Foods Inc.-Class A                       1,600,000       46,560,000
-------------------------------------------------------------------------
Sara Lee Corp.                                 3,045,000       60,686,850
=========================================================================
                                                              327,020,502
=========================================================================

PERSONAL PRODUCTS-1.07%

Gillette Co. (The)                             1,120,000       35,728,000
=========================================================================

PHARMACEUTICALS-8.27%

Abbott Laboratories                              790,000       33,669,800
-------------------------------------------------------------------------
Bristol-Myers Squibb Co.                       1,450,000       36,786,500
-------------------------------------------------------------------------
Johnson & Johnson                                935,000       47,058,550
-------------------------------------------------------------------------
Merck & Co. Inc.                                 740,000       32,745,000
-------------------------------------------------------------------------
Pfizer Inc.                                    2,170,000       68,572,000
-------------------------------------------------------------------------
Wyeth                                          1,270,000       56,057,800
=========================================================================
                                                              274,889,650
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.94%

Travelers Property Casualty Corp.-Class A        856,486       13,960,722
-------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B      1,054,271       17,258,416
=========================================================================
                                                               31,219,138
=========================================================================

PUBLISHING-2.24%

Gannett Co., Inc.                                450,000       37,849,500
-------------------------------------------------------------------------
New York Times Co. (The)-Class A                 772,900       36,735,937
=========================================================================
                                                               74,585,437
=========================================================================

RAILROADS-1.73%

Norfolk Southern Corp.                         1,334,000       26,880,100
-------------------------------------------------------------------------
Union Pacific Corp.                              490,000       30,674,000
=========================================================================
                                                               57,554,100
=========================================================================

RESTAURANTS-1.40%

McDonald's Corp.                               1,855,000       46,393,550
=========================================================================

SEMICONDUCTOR EQUIPMENT-1.24%

KLA-Tencor Corp.(a)                              720,000       41,277,600
=========================================================================

SEMICONDUCTORS-3.53%

Intel Corp.                                    1,959,500       64,761,475
-------------------------------------------------------------------------
Xilinx, Inc.(a)                                1,665,000       52,780,500
=========================================================================
                                                              117,541,975
=========================================================================

SOFT DRINKS-1.09%

Coca-Cola Co. (The)                              780,000       36,192,000
=========================================================================

SYSTEMS SOFTWARE-4.84%

Computer Associates International, Inc.        3,310,000       77,851,200
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Microsoft Corp.                                2,287,000   $   59,805,050
-------------------------------------------------------------------------
Oracle Corp.(a)                                1,960,000       23,441,600
=========================================================================
                                                              161,097,850
=========================================================================

THRIFTS & MORTGAGE FINANCE-1.89%

Washington Mutual, Inc.                        1,440,000       63,000,000
=========================================================================
    Total Domestic Common Stocks (Cost
      $2,418,180,502)                                       2,674,331,094
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.50%

BERMUDA-1.97%

Tyco International Ltd. (Industrial
  Conglomerates)                               2,000,000       41,760,000
-------------------------------------------------------------------------
XL Capital Ltd.-Class A (Property & Casualty
  Insurance)                                     340,000       23,630,000
=========================================================================
                                                               65,390,000
=========================================================================

CAYMAN ISLANDS-2.12%

ACE Ltd. (Property & Casualty Insurance)       1,025,000       36,900,000
-------------------------------------------------------------------------
GlobalSantaFe Corp. (Oil & Gas Drilling)       1,500,000       33,765,000
=========================================================================
                                                               70,665,000
=========================================================================

GERMANY-0.78%

SAP A.G.-ADR (Application Software)              712,000       26,016,480
=========================================================================

ISRAEL-1.61%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                              940,000       53,476,600
=========================================================================

PANAMA-1.29%

Carnival Corp. (Hotels, Resorts & Cruise
  Lines)                                       1,225,000       42,764,750
=========================================================================

SWITZERLAND-1.90%

Alcon, Inc. (Health Care Supplies)             1,150,000       63,376,500
=========================================================================

TAIWAN-0.81%

Taiwan Semiconductor Manufacturing Co. Ltd.-
  ADR (Semiconductors)                         2,447,280       27,066,917
=========================================================================

UNITED KINGDOM-1.02%

BP PLC-ADR (Integrated Oil & Gas)                800,000       33,904,000
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $323,738,450)                           382,660,247
=========================================================================

MONEY MARKET FUNDS-5.95%

STIC Liquid Assets Portfolio(b)                98,974,452      98,974,452
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                        98,974,452      98,974,452
=========================================================================
    Total Money Market Funds (Cost
      $197,948,904)                                           197,948,904
=========================================================================
TOTAL INVESTMENTS-97.85% (excluding
  investments purchased with cash collateral
  from securities loaned)(Cost
  $2,939,867,856)                                           3,254,940,245
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.68%

STIC Liquid Assets Portfolio(b)(c)             22,552,000  $   22,552,000
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $22,552,000)                                       22,552,000
=========================================================================
TOTAL INVESTMENTS--98.53% (Cost
  $2,962,419,856)                                           3,277,492,245
=========================================================================
OTHER ASSETS LESS LIABILITIES--1.47%                           48,786,899
=========================================================================
NET ASSETS--100.00%                                        $3,326,279,144
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $2,741,918,952)*                            $3,056,991,341
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $220,500,904)                            220,500,904
------------------------------------------------------------
Cash                                                  74,415
------------------------------------------------------------
Receivables for:
  Investments sold                                75,751,738
------------------------------------------------------------
  Fund shares sold                                   880,244
------------------------------------------------------------
  Dividends                                        4,368,336
------------------------------------------------------------
  Investments matured (Note 8)                       607,000
------------------------------------------------------------
Investment for deferred compensation plan            152,900
------------------------------------------------------------
Other assets                                          84,262
============================================================
    Total assets                               3,359,411,140
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                           6,530,307
------------------------------------------------------------
  Deferred compensation plan                         152,900
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        22,552,000
------------------------------------------------------------
Accrued distribution fees                          1,679,277
------------------------------------------------------------
Accrued trustees' fees                               216,869
------------------------------------------------------------
Accrued transfer agent fees                        1,617,006
------------------------------------------------------------
Accrued operating expenses                           383,637
============================================================
    Total liabilities                             33,131,996
============================================================
Net assets applicable to shares outstanding   $3,326,279,144
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,962,274,000
------------------------------------------------------------
Undistributed net investment income                1,365,253
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                         (952,432,498)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              315,072,389
============================================================
                                              $3,326,279,144
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $2,008,702,269
____________________________________________________________
============================================================
Class B                                       $1,149,942,947
____________________________________________________________
============================================================
Class C                                       $  163,859,364
____________________________________________________________
============================================================
Class R                                       $    1,713,858
____________________________________________________________
============================================================
Institutional Class                           $    2,060,706
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED
NUMBER OF SHARES AUTHORIZED:

Class A                                          180,585,240
____________________________________________________________
============================================================
Class B                                          107,811,471
____________________________________________________________
============================================================
Class C                                           15,319,076
____________________________________________________________
============================================================
Class R                                              154,647
____________________________________________________________
============================================================
Institutional Class                                  179,936
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        11.12
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.12 divided by
      94.50%)                                 $        11.77
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        10.67
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        10.70
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        11.08
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        11.45
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $21,709,590 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $301,430)        $  51,649,180
---------------------------------------------------------------------------
Dividends from affiliated money market funds                      3,818,102
---------------------------------------------------------------------------
Securities lending                                                  220,475
===========================================================================
    Total investment income                                      55,687,757
===========================================================================

EXPENSES:

Advisory fees                                                    20,917,533
---------------------------------------------------------------------------
Administrative services fees                                        574,103
---------------------------------------------------------------------------
Custodian fees                                                      243,985
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         5,969,787
---------------------------------------------------------------------------
  Class B                                                        11,503,103
---------------------------------------------------------------------------
  Class C                                                         1,621,567
---------------------------------------------------------------------------
  Class R                                                             3,783
---------------------------------------------------------------------------
Transfer agent fees                                              10,331,020
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,555
---------------------------------------------------------------------------
Trustees' fees                                                       68,932
---------------------------------------------------------------------------
Other                                                             1,080,550
===========================================================================
    Total expenses                                               52,315,918
===========================================================================
Less: Fees waived and expense offset arrangements                  (124,977)
===========================================================================
    Net expenses                                                 52,190,941
===========================================================================
Net investment income                                             3,496,816
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from investment securities            (177,091,373)
---------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         649,910,066
---------------------------------------------------------------------------
  Foreign currencies                                                    (67)
===========================================================================
                                                                649,909,999
===========================================================================
Net gain from investment securities and foreign currencies      472,818,626
===========================================================================
Net increase in net assets resulting from operations          $ 476,315,442
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    3,496,816    $    (8,504,860)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (177,091,373)       304,583,841
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 649,909,999       (628,211,415)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  476,315,442       (332,132,434)
===============================================================================================
Share transactions-net:
  Class A                                                       (380,938,708)      (870,998,051)
-----------------------------------------------------------------------------------------------
  Class B                                                       (215,082,650)      (391,079,522)
-----------------------------------------------------------------------------------------------
  Class C                                                        (29,277,194)       (61,301,813)
-----------------------------------------------------------------------------------------------
  Class R                                                          1,521,693             17,606
-----------------------------------------------------------------------------------------------
  Institutional Class                                                339,875            (60,090)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (623,436,984)    (1,323,421,870)
===============================================================================================
    Net increase (decrease) in net assets                       (147,121,542)    (1,655,554,304)
===============================================================================================

NET ASSETS:

  Beginning of year                                            3,473,400,686      5,128,954,990
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $1,365,253 and $(2,131,563) for 2003 and 2002,
    respectively)                                             $3,326,279,144    $ 3,473,400,686
_______________________________________________________________________________________________
===============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $71,387. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $574,103 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $5,291,312 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $5,969,787, $11,503,103, $1,621,567 and $3,783, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $266,509 in front-end sales commissions from the sale of Class A shares and $3,192, $1,449, $10,762 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $52,204 and reductions in custodian fees of $1,386 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $53,590.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $7,667 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $21,709,590 were on loan to brokers. The loans were secured by cash collateral of $22,552,000 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $220,475 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                 $    4,232,634
------------------------------------------------------------
Unrealized appreciation -- investments           263,538,600
------------------------------------------------------------
Temporary book/tax differences                      (366,068)
------------------------------------------------------------
Capital loss carryforward                       (903,400,022)
------------------------------------------------------------
Shares of beneficial interest                  3,962,274,000
============================================================
Total net assets                              $3,326,279,144
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD
--------------------------------------------------------------------------
October 31, 2009                                              $771,331,122
--------------------------------------------------------------------------
October 31, 2011                                               132,068,900
==========================================================================
Total capital loss carryforward                               $903,400,022
__________________________________________________________________________
==========================================================================


NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $825,855,209 and $1,336,270,759, respectively.

  Receivable for investments matured represents the estimated proceeds to the Fund by Candescent Technologies Corp. which is in default with respect to the principal payments on $60,700,000 par value, Senior Unsecured Guaranteed Subordinated Debentures, 8.00% which was due May 1, 2003. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $426,402,735
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (162,864,135)
==============================================================================
Net unrealized appreciation of investment securities             $263,538,600
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $3,013,953,645.


NOTE 9--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                          2003                             2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,680,459    $ 167,057,570      16,193,575    $   174,972,073
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       8,128,480       78,572,729       9,302,039         97,387,968
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,035,003       19,657,080       2,633,061         27,700,439
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        182,932        1,841,485           1,719             17,663
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              53,551          570,090          45,275            481,439
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       3,640,846       37,843,518         717,246          7,724,451
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,789,510)     (37,843,518)       (739,880)        (7,724,451)
=============================================================================================================================
Reacquired:
  Class A                                                     (58,788,618)    (585,839,796)    (99,779,666)    (1,053,694,575)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (26,845,101)    (255,811,861)    (47,214,599)      (480,743,039)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (5,102,475)     (48,934,274)     (8,599,959)       (89,002,252)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (29,999)        (319,792)             (5)               (57)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (22,226)        (230,215)        (51,011)          (541,529)
=============================================================================================================================
                                                              (63,856,658)   $(623,436,984)   (127,492,205)   $(1,323,421,870)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2003             2002             2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     9.57       $    10.46       $    18.07    $    17.16       $    13.32
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              0.04(a)          0.01(b)         (0.03)        (0.04)(a)         0.02
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         1.51            (0.90)           (6.70)         2.30             4.39
=================================================================================================================================
    Total from investment operations                        1.55            (0.89)           (6.73)         2.26             4.41
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        --               --               --            --            (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       --               --            (0.88)        (1.35)           (0.54)
=================================================================================================================================
    Total distributions                                       --               --            (0.88)        (1.35)           (0.57)
=================================================================================================================================
Net asset value, end of period                        $    11.12       $     9.57       $    10.46    $    18.07       $    17.16
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            16.20%           (8.51)%         (38.75)%       13.60%           34.05%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $2,008,702       $2,096,866       $3,159,304    $5,801,869       $4,948,666
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          1.30%(d)         1.22%            1.16%         1.06%            1.05%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       1.30%(d)         1.22%            1.17%         1.08%            1.07%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    0.39%(d)         0.09%(b)        (0.24)%       (0.20)%           0.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       28%             103%              78%           80%             107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,989,929,149.


                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                      ---------------------------------------------------------------------------
                                                         2003             2002             2001          2000             1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $     9.24       $    10.18       $    17.72    $    16.97       $    13.24
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.03)(a)        (0.08)(b)        (0.13)        (0.17)(a)        (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                         1.46            (0.86)           (6.53)         2.27             4.37
=================================================================================================================================
    Total from investment operations                        1.43            (0.94)           (6.66)         2.10             4.27
=================================================================================================================================
Less distributions from net realized gains                    --               --            (0.88)        (1.35)           (0.54)
=================================================================================================================================
Net asset value, end of period                        $    10.67       $     9.24       $    10.18    $    17.72       $    16.97
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            15.48%           (9.23)%         (39.14)%       12.76%           33.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $1,149,943       $1,204,617       $1,719,470    $3,088,611       $2,206,752
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                          2.00%(d)         1.92%            1.86%         1.80%            1.80%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                       2.00%(d)         1.92%            1.87%         1.82%            1.82%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.31)%(d)       (0.61)%(b)       (0.94)%       (0.94)%          (0.64)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                       28%             103%              78%           80%             107%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $1,150,310,322.


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.27       $  10.21       $  17.77    $  17.01       $  13.27
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.08)(b)      (0.13)      (0.17)(a)      (0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.46          (0.86)         (6.55)       2.28           4.37
===============================================================================================================================
    Total from investment operations                              1.43          (0.94)         (6.68)       2.11           4.28
===============================================================================================================================
Less distributions from net realized gains                          --             --          (0.88)      (1.35)         (0.54)
===============================================================================================================================
Net asset value, end of period                                $  10.70       $   9.27       $  10.21    $  17.77       $  17.01
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                  15.43%         (9.21)%       (39.14)%     12.78%         33.06%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $163,859       $170,444       $248,533    $412,872       $138,467
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(d)       1.92%          1.86%       1.80%          1.80%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(d)       1.92%          1.87%       1.82%          1.82%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.31)%(d)     (0.61)%(b)     (0.94)%     (0.94)%        (0.64)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             28%           103%            78%         80%           107%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(d)  Ratios are based on average daily net assets of $162,156,695.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.56             $ 10.94
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.02(a)             0.00(b)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.50               (1.38)
=============================================================================================
    Total from investment operations                              1.52               (1.38)
=============================================================================================
Net asset value, end of period                                  $11.08             $  9.56
_____________________________________________________________________________________________
=============================================================================================
Total return(c)                                                  15.90%             (12.61)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $1,714             $    16
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.50%(d)            1.42%(e)
=============================================================================================
Ratio of net investment income (loss) to average net assets       0.19%(d)           (0.11)%(b)(e)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(f)                                          28%                103%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $756,569.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                               INSTITUTIONAL CLASS
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2003         2002         2001       2000      1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.80       $10.67       $ 18.33    $17.33    $ 13.42
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.09(a)      0.06(b)       0.04      0.52       0.09
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.56        (0.93)        (6.82)     1.83       4.43
====================================================================================================================
    Total from investment operations                            1.65        (0.87)        (6.78)     2.35       4.52
====================================================================================================================
Less distributions:
  Dividends from net investment income                            --           --            --        --      (0.07)
--------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --           --         (0.88)    (1.35)     (0.54)
====================================================================================================================
    Total distributions                                           --           --         (0.88)    (1.35)     (0.61)
====================================================================================================================
Net asset value, end of period                                $11.45       $ 9.80       $ 10.67    $18.33    $ 17.33
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                16.84%       (8.15)%      (38.46)%   14.02%     34.61%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,061       $1,457       $ 1,648    $3,234    $66,801
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense reimbursements                   0.79%(d)     0.79%         0.68%     0.66%      0.65%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense reimbursements                0.79%(d)     0.83%         0.69%     0.68%      0.67%
====================================================================================================================
Ratio of net investment income to average net assets            0.90%(d)     0.52%(b)      0.25%     0.20%      0.51%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           28%         103%           78%       80%       107%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to November 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(d)  Ratios are based on average daily net assets of $1,652,566.

NOTE 11--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Charter Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Charter Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (The Trust), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (The Trust), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR            DISTRIBUTOR                   AUDITORS                        SUB-ADVISOR
11 Greenway Plaza           A I M Advisors, Inc.          A I M Distributors, Inc.      Ernst & Young LLP               A I M
Suite 100                   11 Greenway Plaza             11 Greenway Plaza             5 Houston Center                Capital
Houston, TX 77046           Suite 100                     Suite 100                     1401 McKinney, Suite 1200       Management,
                            Houston, TX 77046             Houston, TX 77046-1173        Houston, TX 77010-4035          Inc.
                                                                                                                        11 Greenway
                                                                                                                        Plaza
                                                                                                                        Suite 100
                                                                                                                        Houston, TX
                                                                                                                        77046
COUNSEL TO THE FUND         COUNSEL TO THE TRUSTEES      TRANSFER AGENT                  CUSTODIAN
Ballard Spahr               Kramer, Levin, Naftalis &    AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP    Frankel LLP                  P.O. Box 4739                   Trust Company
1735 Market Street          919 Third Avenue             Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103      New York, NY 10022-3852                                      Boston, MA 02110

           DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                    AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund             AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                      AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                      AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                    AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund      AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund               AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                            INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                               TAX-FREE
AIM Libra Fund                                          SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                            AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                        AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund      AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5)Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

                                                 AIMinvestments.com    CHT-AR-1

                                                  YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore   Alternative   Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products   Investments   Management             --Servicemark--
                                  Plans     Accounts

                                                          AIM CONSTELLATION FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]







YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                 --Servicemark--

================================================================================
AIM CONSTELLATION FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Class R shares are available only to       o A direct investment cannot be made in
presented is as of 10/31/03 and is based    certain retirement plans. Please see the     an index. Unless otherwise indicated,
on total net assets.                        prospectus for more information. They        index results include reinvested
                                            are sold at net asset value, that is,        dividends, and they do not reflect sales
o AIM Constellation Fund's performance      without up-front sales charges.              charges or fund expenses.
figures are historical, and they reflect
fund expenses, the reinvestment of          o The fund's investment return and           A description of the policies and
distributions, and changes in net asset     principal value will fluctuate, so an        procedures that the fund uses to
value.                                      investor's shares, when redeemed, may be     determine how to vote proxies relating
                                            worth more or less than their original       to portfolio securities is available
o When sales charges are included in        cost.                                        without charge, upon request, by calling
performance figures, Class A share                                                       800-959-4246, or on the AIM Web site,
performance reflects the maximum 5.50%      o Investing in small and mid-size            AIMinvestments.com.
sales charge, and Class B and Class C       companies may involve risks not
share performance reflects the              associated with investing in more
applicable contingent deferred sales        established companies. Also, small
charge (CDSC) for the period involved.      companies may have business risk,
The CDSC on Class B shares declines from    significant stock price fluctuations and
5% beginning at the time of purchase to     illiquidity.
0% at the beginning of the seventh year.
The CDSC on Class C shares is 1% for the    o Industry classifications used in this
first year after purchase. The              report are generally according to the
performance of the fund's share classes     Global Industry Classification Standard,
will differ due to different sales          which was developed by and is the
charge structures and class expenses.       exclusive property and a service mark of
                                            Morgan Stanley Capital International
o Effective 9/30/03, Class B shares are     Inc. and Standard & Poor's.
not available as an investment for
retirement plans maintained pursuant to     o The unmanaged Standard & Poor's
Section 401 of the Internal Revenue         Composite Index of 500 Stocks (the S&P
Code, including 401(k) plans, money         500--Registered Trademark--) is an
purchase pension plans and profit           index of common stocks frequently used
sharing plans. Plans that have existing     as a general measure of U.S. stock
accounts invested in Class B shares will    market performance.
continue to be allowed to make
additional purchases.                       o Bloomberg, Inc. is a well-known
                                            independent financial research and
                                            reporting firm.




===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE      This report may be distributed only to shareholders or to persons who have
===================================================       received a current prospectus of the fund.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered         harmful short-term trading. These steps include:
                    Trademark--:

                    As you may be aware, there has been a
[PHOTO OF           great deal of media coverage recently            o    Strengthening daily monitoring of trading
ROBERT H.           about the mutual fund industry and                    activities.
GRAHAM]             allegations of improper activities by
                    certain individuals and companies. As            o    Imposing redemption fees on additional funds
ROBERT H GRAHAM     part of these widespread investigations,              we believe may be vulnerable to harmful
                    INVESCO Funds Group (IFG), the former                 short-term trading activity.
[PHOTO OF           adviser to certain INVESCO Funds, was
MARK H.             recently named as a defendant in                 o    Implementing an enhanced exchange policy
WILLIAMSON]         separate civil enforcement actions by                 (effective on or about March 1, 2004)
                    the U.S. Securities and Exchange                      designed to limit exchanges between funds.
MARK H. WILLIAMSON  Commission (SEC), the Office of the New
                    York Attorney General and the State of           o    Employing an enhanced fair value pricing
Colorado over an issue known as "market timing." A number of              policy on certain foreign securities as well
private class or derivative actions also were filed in                    as certain illiquid securities.
the wake of the regulators' actions.

   Investors are understandably concerned and frustrated           None of these tools alone, nor all of them taken
about these reports, and we would like to take this             together, eliminate the possibility of short-term
opportunity to assure you that, based on an investigation       trading strategies that may be detrimental to a fund.
conducted by an outside firm, IFG and its parent company,       Moreover, each of these tools involves judgments that
AMVESCAP PLC, believe that these civil actions are without      are inherently subjective. We have always sought and
merit. IFG is contesting the charges.                           continue to seek to make these judgments to the best of
                                                                our abilities and in a manner that we believe is
   We encourage you to continue to monitor this situation,      consistent with the best interests of our fund
particularly as IFG has the opportunity to address the          shareholders. And we remain committed to being as
allegations that have been made. Current information will be    vigilant as possible in the future to identify and
posted on our Web site at AIMinvestments.com. We will           address any harmful market timing investors who have
continue to communicate to you on our Web site about our        the potential to harm our long-term fund shareholders.
finding, and the actions we are taking to protect and
promote the interests of our shareholders. The independent         We sincerely hope these developments and the media
trustees of the funds are receiving regular reports from        coverage surrounding them do not result in you or other
their independent counsel and outside counsel hired by          shareholders losing confidence in AIM or INVESCO Funds.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Amidst this storm of controversy in the mutual fund
ongoing investigation of market timing.                         industry, we believe we can find encouragement in the
                                                                recovering economy and rising equity markets. As we
A COMPLEX ISSUE                                                 write this letter, for instance, the S&P 500--Registered
                                                                Trademark-- Index is up approximately 23% year-to-date.
Market timing is an investment technique not defined in any     Although past performance is no guarantee of future
regulation that involves frequent short-term trading of         results, there appear to be indicators that the economy
mutual fund shares, sometimes with a goal to exploit            and stock markets are showing signs of welcomed improvement.
inefficiencies in the way mutual funds price their shares.      We encourage you to read the enclosed discussion of your
We recognize that fund management companies have tried to       fund's performance during this past reporting period.
deal with this complex issue in various ways and believe
that industry-wide guidance is in order. To that end, we        OUR UNWAVERING COMMITMENT
welcome SEC Chairman William Donaldson's pledge to adopt new
rules designed to curb market timing abuses. Comprehensive      At AIM Investments, we have never wavered in our
rulemaking is necessary and is the best way to establish new    commitment to helping you build solutions for your
industry responsibilities designed to protect shareholders.     financial goals. Our company was founded on a core
We support practical rule changes and structural                principle of integrity, and we have always worked hard
modifications that are fair, enforceable and, most              to earn the trust of our shareholders. We are committed
importantly, beneficial for investors.                          to doing all we can to maintain your trust and
                                                                confidence.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other           Thank you for your continued participation in AIM
activities deemed to be detrimental to the funds. We have       Investments. Please call your financial advisor or one
also recently taken additional steps--implemented               of our Client Service representatives at 800-959-4246
                                                                if you have any further questions or concerns about
                                                                your AIM Investments account.

                                                                Sincerely,

                                                                /s/ROBERT H. GRAHAM                       /s/MARK H. WILLIAMSON
                                                                Robert H. Graham                          Mark H. Williamson
                                                                Chairman and President                    President and CEO
                                                                The AIM Family of Funds                   AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND DELIVERS POSITIVE RETURN                                                              materials and utilities were the
FOR FISCAL YEAR                                                                            top-performing sectors while
                                                                                           telecommunication services, consumer
This report covers the fiscal year ended     economic activity, expanded at an             staples and health care were the
October 31, 2003. During this period,        annualized rate of 3.3% in the second         weakest-performing sectors.
your fund recorded positive returns. At      quarter and 8.2% in the third quarter of
net asset value, Class A shares produced     2003. As of the close of the fiscal           ========================================
a total return of 19.89%. By comparison,     year, 405 companies in the S&P 500 had
the S&P 500 Index returned 20.79% over       reported third-quarter earnings. A total                 SMALL- AND MID-CAP
the same period. The fund slightly           of 65.4% of those companies reported
underperformed the index because it had      earnings that exceeded expectations                       STOCKS GENERALLY
no exposure to utilities, one of the         compared to 60.2% for the third quarter
best-performing sectors in the S&P 500.      of 2002, according to Bloomberg. The job                    OUTPERFORMED
                                             market remained weak, however, as the
MARKET CONDITIONS                            nation's unemployment rate stood at 6.0%                  LARGE-CAP STOCKS.
                                             at the close of the reporting period.
Amid a backdrop of generally improving                                                     ========================================
economic conditions, the S&P 500                For most of the fiscal year, the
produced double-digit gains for the year     Federal Reserve (the Fed) kept the               Small- and mid-cap stocks generally
ended October 31, 2003. The index rose       short-term federal funds rate at 1.25%.       outperformed large-cap stocks. While the
in November 2002, then declined over the     On June 25, 2003, it lowered that rate        performance of large-cap growth and
next three months, dropping to its           to 1.00%, its lowest level since 1958.        large-cap value stocks was similar, mid-
lowest level for the fiscal year on          At the time, the Fed said it favored a        and small-cap growth stocks generally
March 11, 2003. The index then rallied,      more expansive monetary policy because        outperformed their value counterparts by
posting a gain of 32.67% from its low on     the economy had not yet exhibited             wider margins.
March 11 through the end of the              sustainable growth. By October, the Fed
reporting period.                            reported that economic expansion had          YOUR FUND
                                             increased and consumer spending was
   During this rally, the United             generally stronger, although the job          At the close of the fiscal year, the
States and its allies took military          market remained weak.                         portfolio's three largest sector
action against Iraq and ousted the                                                         weightings were the same as at the
regime of Saddam Hussein. The nation's       All sectors of the S&P 500 recorded           beginning of the reporting period:
gross domestic product, generally            gains for the fiscal year. Information        information technology, consumer
considered the broadest measure of           technology,                                   discretionary and health care. These
                                                                                           sectors also contributed the most to
                                                                                           fund performance. The portfolio was
                                                                                           overweight in health care

=================================================================================================================================
FUND VS. INDEXES                             TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
Total Returns 10/31/02-10/31/03,
excluding sales charges                       1.  Semiconductors               6.9%         1.  Microsoft Corp.              2.8%

                                              2.  Health Care Equipment        5.3          2.  Microchip Technology Inc.    2.1

Class A Shares       19.89%                   3.  Pharmaceuticals              5.3          3.  Fiserv, Inc.                 1.8
Class B Shares       19.02
Class C Shares       19.02                    4.  Communications Equipment     4.7          4.  Dell Inc.                    1.7
Class R Shares       19.59
S&P 500 Index        20.79                    5.  Semiconductor Equipment      4.4          5.  Biomet, Inc.                 1.7
Source: Lipper, Inc.
                                              6.  Systems Software             4.3          6.  CDW Corp.                    1.7

Past performance cannot guarantee             7.  Consumer Finance             3.1          7.  Analog Devices, Inc.         1.7
comparable future results. DUE TO
SIGNIFICANT MARKET VOLATILITY, RESULTS        8.  Restaurants                  2.8          8.  Teva Pharmaceuticals         1.6
OF AN INVESTMENT MADE TODAY MAY DIFFER                                                            Industries Ltd.-ADR (Israel)
SUBSTANTIALLY FROM THE HISTORICAL             9.  Data Processing & Outsourced
PERFORMANCE SHOWN. CALL YOUR FINANCIAL            Services                     2.6          9.  Cisco Systems, Inc.          1.6
ADVISOR FOR MORE CURRENT PERFORMANCE.
                                             10.  Broadcasting & Cable TV      2.6         10.  Wal-Mart Stores, Inc.        1.5

                                             *Excludes money market fund holdings.
TOTAL NUMBER OF HOLDINGS*      137           The fund's holdings are subject to change, and there is no assurance that the fund
TOTAL NET ASSETS      $7.9 BILLION              will continue to hold any particular security.
=================================================================================================================================

compared to the S&P 500, so its              benefiting from the ongoing economic                         CHRISTIAN A. COSTANZO
contribution to performance was greater      recovery. Teva reported a 34% increase       [PHOTO OF       Mr. Costanzo joined AIM
for the fund than for the index. The         in sales for the first nine months of        CHRISTIAN A.    in 1995 as an analyst
sectors that contributed the least to        2003, partially because of the sale of       COSTANZO]       and assumed his current
fund performance were materials,             14 new products in the North American                        duties in 1997. Prior to
consumer staples and energy. Although        market.                                                      joining AIM, he worked
materials was one of the                                                                  at AT&T as a business analyst from 1991
better-performing sectors of the S&P         Detracting from performance was Lockheed     to 1993 and as a B-52 Navigator in the
500, the portfolio had little exposure       Martin, one of the world's largest           United States Air Force from 1987 to
to this sector, so its impact on             defense contractors. This stock declined     1990. He holds a B.A. in biology and
performance was minimal.                     even though the company reported a 23%       economics from the University of
                                             increase in sales for the third quarter      Virginia and an M.B.A. from The
   During the fiscal year, we                of 2003 compared to the comparable           University of Texas at Austin.
increased the proportion of stocks that      period for the previous year.
we consider more economically sensitive                                                                   ROBERT LLOYD
to about 60% of the portfolio.               IN CLOSING                                   [PHOTO OF       Mr. Lloyd joined AIM in
Simultaneously, we reduced its exposure                                                   ROBERT          2000 as a senior analyst
to stocks that we regard as more             We continue to work diligently to meet       LLOYD]          for the technology
defensive core-growth holdings to about      the fund's investment objective of                           funds. He was promoted
40% of the portfolio. We made these          growth of capital. Regardless of market                      to portfolio manager in
adjustments in response to generally         trends, we will adhere to the fund's         2001. Mr. Lloyd was previously a trader
improving economic conditions. History       strategy as outlined in its prospectus.      for Enron Corporation and American
has shown that more economically             We will continue to focus on the stocks      Electric Power. He held a position in
sensitive stocks tend to perform better      of companies that we believe have            business development with American
in an improving economic environment.        favorable growth prospects.                  Electric Power before leaving to join
                                                                                          AIM. He served eight years in the U.S.
   Stocks that enhanced performance               See important fund and index            Navy as a Naval Flight Officer flying
included Cisco Systems, a leading                disclosures inside front cover.          the S-3B Viking. He received a B.B.A.
Internet networking firm, and Teva                                                        from the University of Notre Dame and an
Pharmaceutical Industries, a major                                                        M.B.A. from the University of Chicago.
generic drug company. In August, Cisco                                                    He is a Chartered Financial Analyst.
reported fiscal year 2003 net income of
$3.6 billion, up sharply from $1.9                                                                        BRIAN UNTERHALTER
billion for the 2002 fiscal year. In our                                                  [PHOTO OF       Mr. Unterhalter began
opinion, Cisco is one of a growing                                                        BRIAN           his investment career in
number of companies                                                                       UNTERHALTER]    1995 as an equity trader
                                                                                                          with First Interstate
                                                                                                          Bank. In 1997, he
                                                                                          joined AIM as a domestic equity trader
                                                                                          and later became an analyst on AIM's
                                                                                          International (Europe/Canada) investment
                                                                                          management team in 1998. He was promoted
                                                                                          to his current position in 2003. A
                                                                                          native of Johannesburg, South Africa, he
                                                                                          received a B.A. from The University of
=================================================================================         Texas at Austin and an M.B.A. from the
                                                                                          University of St. Thomas.
REDUCE YOUR PAPER MAIL WITH AIM'S EDELIVERY
                                                                                                          KENNETH A. ZSCHAPPEL
Sign up for eDelivery and you can have your fund reports, prospectuses and                [PHOTO OF       Mr. Zschappel is lead
quarterly account statements delivered electronically. To enroll, go to                   KENNETH A.      portfolio manager of AIM
AIMinvestments.com, select "My Account," log in, click on the "Service Center"            ZSCHAPPEL]      Constellation Fund. He
tab and select "Register for eDelivery." You will no longer receive paper copies                          joined AIM in 1990 and
of these documents. Instead you'll receive a link to the documents via email.                             in 1992 became a
(You can cancel the service at the Web site at any time.)                                 portfolio analyst for equity securities,
                                                                                          specializing in technology and health
If you receive account statements, fund reports and prospectuses from your                care. A native of Austin, Texas, he
financial advisor rather than from AIM, eDelivery is not accessible to you. Ask           received a B.A. in political science
your financial advisor if his or her firm offers electronic delivery.                     from Baylor University.

=================================================================================         Assisted by Multi-Cap Growth Team

                                          GRAPHIC                                         GRAPHIC

                                                                                                         For More Information Visit


                                                                                                                 AIMinvestments.com

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
4/30/76-10/31/03

                                [MOUNTAIN CHART]

                           DATE      AIM CONSTELLATION FUND      S&P 500
                                        CLASS A SHARES            INDEX

                          4/30/76            $  9450            $ 10000
                         10/31/76               9111              10327
                         10/31/77               8573               9704
                         10/31/78              10338              10320
                         10/31/79              15631              11914
                         10/31/80              31383              15739
                         10/31/81              30655              15829
                         10/31/82              29017              18407
                         10/31/83              40590              23551
                         10/31/84              35906              25051
                         10/31/85              39690              29893
                         10/31/86              58182              39813
                         10/31/87              56766              42361
                         10/31/88              70001              48613
                         10/31/89              94855              61424
                         10/31/90              79503              56830
                         10/31/91             141394              75820
                         10/31/92             162358              83363
                         10/31/93             208766              95792
                         10/31/94             224316              99487
                         10/31/95             299333             125760
                         10/31/96             333002             156045
                         10/31/97             395670             206133
                         10/31/98             386648             251507
                         10/31/99             521308             316051
                         10/31/00             711888             335259
                         10/31/01             405058             251817
                         10/31/02             353087             213802       Source: Lipper, Inc.
                         10/31/03            $423256            $258241



===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                CLASS R SHARES*                               In addition to returns as of the close
As of 10/31/03, including sales charges     10 Years                           7.15%      of the fiscal year, industry regulations
                                             5 Years                           1.70       require us to provide average annual
CLASS A SHARES                               1 Year                           19.59       total returns as of 9/30/03, the most
Inception (4/30/76)               14.59%                                                  recent calendar quarter-end.
10 Years                           6.72
 5 Years                           0.68                                                   AVERAGE ANNUAL TOTAL RETURNS
 1 Year                           13.30                                                   As of 9/30/03, including sales charges

CLASS B SHARES                                                                            CLASS A SHARES
Inception (11/3/97)               -0.24%                                                  Inception (4/30/76)            14.35%
 5 Years                           0.77                                                   10 Years                        6.01
 1 Year                           14.02                                                    5 Years                        0.31
                                                                                           1 Year                        15.20
CLASS C SHARES
Inception (8/4/97)                -0.27%                                                  CLASS B SHARES
 5 Years                           1.07                                                   Inception (11/3/97)            -1.38%
 1 Year                           18.02                                                    5 Years                        0.38
                                                                                           1 Year                        16.04
===================================================================================================================================

                                                                                          Your fund's total return includes sales
                                                                                          charges, expenses and management fees.
                                                                                          The performance of the fund's share
                                                                                          classes will differ due to different
                                                                                          sales charge structures and class
                                                                                          expenses. For fund performance
                                                                                          calculations and indexes used in this
                                                                                          report, please see the inside front
                                                                                          cover. Performance shown in the chart
                                                                                          and table does not reflect deduction of
                                                                                          taxes a shareholder would pay on fund
                                                                                          distributions or sale of fund shares.
                                                                                          Performance of the index does not
                                                                                          reflect the effects of taxes.

                                                                                          This growth chart uses a logarithmic
                                                                                          scale, which means the price scale
                                                                                          (vertical axis) is structured so that a
                                                                                          given distance always represents the
                                                                                          same percent change in price, rather
                                                                                          than the same absolute change in price.
                                                                                          For example, the distance from one to 10
                                                                                          is the same as the distance from 10 to
                                                                                          100 on a logarithmic chart, but the
                                                                                          latter distance is 10 times greater on a
                                                                                          linear chart. A logarithmic scale better
                                                                                          illustrates performance in the fund's
                                                                                          early years before reinvested
                                                                                          distributions and compounding create the
                                                                                          potential for the original investment to
                                                                                          grow to very large numbers.






CLASS C SHARES                               *The returns shown for these periods are
Inception (8/4/97)   -1.37%                  the blended returns of the historical
 5 Years              0.68                   performance of the fund's Class R shares
 1 Year              20.04                   since their inception and the restated
                                             historical performance of the fund's
CLASS R SHARES*                              Class A shares (for the periods prior to
10 Years              6.43%                  inception of the Class R shares) at net
 5 Years              1.32                   asset value, adjusted to reflect the
 1 Year              21.65                   higher Rule 12b-1 fees applicable to the
                                             Class R shares. The inception date of
                                             Class A shares is 4/30/76. The inception
                                             date of the fund's Class R shares is
                                             6/3/02. Calculation of blended returns
                                             as of 10/31/03 is from 10/31/93.
                                             Calculation of blended returns as of
                                             9/30/03 is from 9/30/93.

                                             Past performance cannot guarantee
                                             comparable future results. DUE TO
                                             SIGNIFICANT MARKET VOLATILITY, RESULTS
                                             OF AN INVESTMENT MADE TODAY MAY DIFFER
                                             SUBSTANTIALLY FROM THE HISTORICAL
                                             PERFORMANCE SHOWN. CALL YOUR FINANCIAL
                                             ADVISOR FOR MORE CURRENT PERFORMANCE.

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM CONSTELLATION FUND


INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 10/31/03                   indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (4/8/92)               9.86%       those shown. All returns assume
shareholders with a performance overview    10 Years                         7.84        reinvestment of distributions at net
specific to their holdings.                  5 Years                         2.32        asset value. Investment return and
Institutional Class shares are offered       1 Year                         20.55        principal value will fluctuate so your
exclusively to institutional investors,                                                  shares, when redeemed, may be worth more
including defined contribution plans                                                     or less than their original cost. See
that meet certain criteria. Performance     AVERAGE ANNUAL TOTAL RETURNS                 full report for information on
of Institutional Class shares will          For periods ended 9/30/03                    comparative benchmarks. If you have
differ from performance of Class A          (most recent calendar quarter-end)           questions, please consult your fund
shares due to differing sales charges                                                    prospectus or call 800-451-4246. A I M
and class expenses.                         INCEPTION (4/8/92)               9.27%       Distributors, Inc.
                                            10 Years                         7.12
                                             5 Years                         1.94
                                             1 Year                         22.57


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

AIMinvestments.com    CST-INS-1 10/03

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-98.11%

ADVERTISING-1.53%

Lamar Advertising Co.(a)                       3,000,000   $   90,900,000
-------------------------------------------------------------------------
Omnicom Group Inc.                              366,900        29,278,620
=========================================================================
                                                              120,178,620
=========================================================================

AEROSPACE & DEFENSE-1.33%

L-3 Communications Holdings, Inc.(a)            750,000        35,055,000
-------------------------------------------------------------------------
Lockheed Martin Corp.                          1,500,000       69,540,000
=========================================================================
                                                              104,595,000
=========================================================================

AIR FREIGHT & LOGISTICS-0.64%

Expeditors International of Washington, Inc.    500,000        18,770,000
-------------------------------------------------------------------------
FedEx Corp.                                     420,800        31,879,808
=========================================================================
                                                               50,649,808
=========================================================================

AIRLINES-0.99%

Southwest Airlines Co.                         4,000,000       77,600,000
=========================================================================

APPAREL RETAIL-2.22%

Chico's FAS, Inc.(a)                           1,000,000       37,540,000
-------------------------------------------------------------------------
Gap, Inc. (The)                                5,000,000       95,400,000
-------------------------------------------------------------------------
TJX Cos., Inc. (The)                           2,000,000       41,980,000
=========================================================================
                                                              174,920,000
=========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.13%

Coach, Inc.(a)                                  289,700        10,275,659
=========================================================================

APPLICATION SOFTWARE-1.29%

Intuit Inc.(a)                                 1,250,000       62,475,000
-------------------------------------------------------------------------
Mercury Interactive Corp.(a)                    839,800        39,000,312
=========================================================================
                                                              101,475,312
=========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.94%

Northern Trust Corp.                            750,000        34,837,500
-------------------------------------------------------------------------
State Street Corp.                              750,000        39,270,000
=========================================================================
                                                               74,107,500
=========================================================================

BIOTECHNOLOGY-2.11%

Amgen Inc.(a)                                  1,200,000       74,112,000
-------------------------------------------------------------------------
Genzyme Corp.(a)                               1,350,900       62,006,310
-------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                        544,600        29,724,268
=========================================================================
                                                              165,842,578
=========================================================================

BROADCASTING & CABLE TV-2.60%

Clear Channel Communications, Inc.             2,500,000      102,050,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
BROADCASTING & CABLE TV-(CONTINUED)

Univision Communications Inc.-Class A(a)       2,137,500   $   72,568,125
-------------------------------------------------------------------------
Westwood One, Inc.(a)                          1,000,000       29,930,000
=========================================================================
                                                              204,548,125
=========================================================================

CASINOS & GAMING-0.68%

MGM MIRAGE(a)                                  1,500,000       53,250,000
=========================================================================

COMMUNICATIONS EQUIPMENT-4.74%

Avaya Inc.(a)                                  2,000,000       25,880,000
-------------------------------------------------------------------------
Cisco Systems, Inc.(a)                         6,000,000      125,880,000
-------------------------------------------------------------------------
Corning Inc.(a)                                4,000,000       43,920,000
-------------------------------------------------------------------------
Foundry Networks, Inc.(a)                      2,500,000       58,150,000
-------------------------------------------------------------------------
Juniper Networks, Inc.(a)                      2,000,000       35,980,000
-------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)              12,500,000      55,625,000
-------------------------------------------------------------------------
Scientific-Atlanta, Inc.                        500,000        14,800,000
-------------------------------------------------------------------------
UTStarcom, Inc.(a)                              389,300        12,262,950
=========================================================================
                                                              372,497,950
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.93%

Best Buy Co., Inc.                             1,250,000       72,887,500
=========================================================================

COMPUTER HARDWARE-1.72%

Dell Inc.(a)                                   3,750,000      135,450,000
=========================================================================

COMPUTER STORAGE & PERIPHERALS-1.13%

EMC Corp.(a)                                   5,110,200       70,725,168
-------------------------------------------------------------------------
Western Digital Corp.(a)                       1,369,300       18,417,085
=========================================================================
                                                               89,142,253
=========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.42%

Caterpillar, Inc.                               700,000        51,296,000
-------------------------------------------------------------------------
Deere & Co.                                    1,000,000       60,620,000
=========================================================================
                                                              111,916,000
=========================================================================

CONSUMER FINANCE-3.07%

American Express Co.                           2,250,000      105,592,500
-------------------------------------------------------------------------
MBNA Corp.                                     3,100,000       76,725,000
-------------------------------------------------------------------------
SLM Corp.                                      1,500,000       58,740,000
=========================================================================
                                                              241,057,500
=========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.62%

Fiserv, Inc.(a)                                4,000,000      141,280,000
-------------------------------------------------------------------------
SunGard Data Systems Inc.(a)                   2,298,500       64,472,925
=========================================================================
                                                              205,752,925
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

DEPARTMENT STORES-0.39%

Nordstrom, Inc.                                1,000,000   $   30,490,000
=========================================================================

DIVERSIFIED BANKS-0.84%

Bank of America Corp.                           500,000        37,865,000
-------------------------------------------------------------------------
Wells Fargo & Co.                               500,000        28,160,000
=========================================================================
                                                               66,025,000
=========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.57%

Apollo Group, Inc.-Class A(a)                   700,000        44,471,000
=========================================================================

DRUG RETAIL-0.77%

Walgreen Co.                                   1,750,000       60,935,000
=========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.48%

Agilent Technologies, Inc.(a)                  1,500,000       37,380,000
=========================================================================

ELECTRONIC MANUFACTURING SERVICES-0.44%

Molex Inc.                                     1,094,700       34,362,633
=========================================================================

EMPLOYMENT SERVICES-0.81%

Robert Half International Inc.(a)              2,707,400       63,921,714
=========================================================================

FOOD DISTRIBUTORS-0.53%

SYSCO Corp.                                    1,250,000       42,075,000
=========================================================================

FOOD RETAIL-0.38%

Whole Foods Market, Inc.(a)                     500,000        29,620,000
=========================================================================

GENERAL MERCHANDISE STORES-1.26%

Dollar General Corp.                           1,500,000       33,705,000
-------------------------------------------------------------------------
Family Dollar Stores, Inc.                     1,500,000       65,415,000
=========================================================================
                                                               99,120,000
=========================================================================

HEALTH CARE DISTRIBUTORS-0.60%

Cardinal Health, Inc.                           800,000        47,472,000
=========================================================================

HEALTH CARE EQUIPMENT-5.31%

Biomet, Inc.                                   3,770,675      135,216,406
-------------------------------------------------------------------------
Boston Scientific Corp.(a)                     1,080,700       73,185,004
-------------------------------------------------------------------------
Guidant Corp.                                   489,800        24,984,698
-------------------------------------------------------------------------
Medtronic, Inc.                                1,718,600       78,316,602
-------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                       500,000        29,080,000
-------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                       1,200,000       76,572,000
=========================================================================
                                                              417,354,710
=========================================================================

HEALTH CARE FACILITIES-0.48%

Health Management Associates, Inc.-Class A     1,706,000       37,787,900
=========================================================================

HEALTH CARE SERVICES-1.64%

AdvancePCS(a)                                  1,089,603       56,081,866
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
HEALTH CARE SERVICES-(CONTINUED)

Caremark Rx, Inc.(a)                           2,000,000   $   50,100,000
-------------------------------------------------------------------------
Medco Health Solutions, Inc.(a)                 686,900        22,805,080
=========================================================================
                                                              128,986,946
=========================================================================

HOME ENTERTAINMENT SOFTWARE-0.38%

Electronic Arts Inc.(a)                         300,000        29,712,000
=========================================================================

HOME IMPROVEMENT RETAIL-0.89%

Lowe's Cos., Inc.                              1,182,400       69,678,832
=========================================================================

HOTELS, RESORTS & CRUISE LINES-1.51%

Carnival Corp. (Panama)                        1,000,000       34,910,000
-------------------------------------------------------------------------
Marriott International, Inc.-Class A            500,000        21,600,000
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia)         1,250,000       37,137,500
-------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.       750,000        25,297,500
=========================================================================
                                                              118,945,000
=========================================================================

HOUSEHOLD PRODUCTS-0.79%

Procter & Gamble Co. (The)                      629,400        61,863,726
=========================================================================

HYPERMARKETS & SUPER CENTERS-1.50%

Wal-Mart Stores, Inc.                          2,000,000      117,900,000
=========================================================================

INDUSTRIAL CONGLOMERATES-0.52%

3M Co.                                          523,400        41,280,558
=========================================================================

INDUSTRIAL MACHINERY-2.00%

Danaher Corp.                                   500,000        41,425,000
-------------------------------------------------------------------------
Eaton Corp.                                     400,000        40,096,000
-------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)           1,250,000       75,500,000
=========================================================================
                                                              157,021,000
=========================================================================

INSURANCE BROKERS-0.12%

Marsh & McLennan Cos., Inc.                     222,900         9,528,975
=========================================================================

INTERNET RETAIL-1.40%

Amazon.com, Inc.(a)                             750,000        40,815,000
-------------------------------------------------------------------------
eBay Inc.(a)                                    654,000        36,584,760
-------------------------------------------------------------------------
InterActiveCorp.(a)                             884,400        32,466,324
=========================================================================
                                                              109,866,084
=========================================================================

INTERNET SOFTWARE & SERVICES-0.39%

Yahoo! Inc.(a)                                  700,000        30,590,000
=========================================================================

INVESTMENT BANKING & BROKERAGE-2.36%

Bear Stearns Cos. Inc. (The)                    285,800        21,792,250
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                 800,000        75,120,000
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      1,500,000       88,800,000
=========================================================================
                                                              185,712,250
=========================================================================

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-0.30%

Accenture Ltd.-Class A (Bermuda)(a)            1,012,000   $   23,680,800
=========================================================================

MANAGED HEALTH CARE-2.20%

Aetna Inc.                                      593,700        34,084,317
-------------------------------------------------------------------------
UnitedHealth Group Inc.                        1,323,400       67,334,592
-------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)               806,000        71,653,400
=========================================================================
                                                              173,072,309
=========================================================================

MOTORCYCLE MANUFACTURERS-0.90%

Harley-Davidson, Inc.                          1,500,000       71,115,000
=========================================================================

MOVIES & ENTERTAINMENT-1.45%

Pixar, Inc.(a)                                  500,000        34,405,000
-------------------------------------------------------------------------
Viacom Inc.-Class B                            2,000,000       79,740,000
=========================================================================
                                                              114,145,000
=========================================================================

MULTI-LINE INSURANCE-0.77%

American International Group, Inc.              997,800        60,696,174
=========================================================================

OIL & GAS DRILLING-1.73%

ENSCO International Inc.                       1,519,000       40,025,650
-------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)           1,000,000       37,800,000
-------------------------------------------------------------------------
Noble Corp. (Cayman Islands)(a)                1,000,000       34,330,000
-------------------------------------------------------------------------
Transocean Inc. (Cayman Islands)(a)            1,250,000       23,987,500
=========================================================================
                                                              136,143,150
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.25%

BJ Services Co.(a)                             1,169,600       38,374,576
-------------------------------------------------------------------------
Smith International, Inc.(a)                    900,000        33,507,000
-------------------------------------------------------------------------
Weatherford International Ltd. (Bermuda)(a)     750,000        26,062,500
=========================================================================
                                                               97,944,076
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.43%

Devon Energy Corp.                              700,000        33,950,000
=========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.21%

Citigroup Inc.                                 2,000,000       94,800,000
=========================================================================

PERSONAL PRODUCTS-0.51%

Gillette Co. (The)                             1,250,000       39,875,000
=========================================================================

PHARMACEUTICALS-5.29%

Allergan, Inc.                                  125,000         9,452,500
-------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                    500,000        25,005,000
-------------------------------------------------------------------------
Lilly (Eli) & Co.                               646,100        43,043,182
-------------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A           1,000,000       63,350,000
-------------------------------------------------------------------------
Pfizer Inc.                                    2,582,100       81,594,360
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
PHARMACEUTICALS-(CONTINUED)

Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                     2,244,800   $  127,706,672
-------------------------------------------------------------------------
Wyeth                                          1,500,000       66,210,000
=========================================================================
                                                              416,361,714
=========================================================================

PROPERTY & CASUALTY INSURANCE-0.59%

Chubb Corp. (The)                               700,000        46,767,000
=========================================================================

PUBLISHING-0.53%

Gannett Co., Inc.                               500,000        42,055,000
=========================================================================

RESTAURANTS-2.80%

Brinker International, Inc.(a)                 1,516,800       48,279,744
-------------------------------------------------------------------------
McDonald's Corp.                               2,000,000       50,020,000
-------------------------------------------------------------------------
Outback Steakhouse, Inc.                       1,213,300       50,958,600
-------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(a)              700,000        34,118,000
-------------------------------------------------------------------------
Wendy's International, Inc.                    1,000,000       37,050,000
=========================================================================
                                                              220,426,344
=========================================================================

SEMICONDUCTOR EQUIPMENT-4.44%

Applied Materials, Inc.(a)                     4,285,900      100,161,483
-------------------------------------------------------------------------
KLA-Tencor Corp.(a)                            1,739,400       99,719,802
-------------------------------------------------------------------------
Lam Research Corp.(a)                          4,000,000      114,960,000
-------------------------------------------------------------------------
Teradyne, Inc.(a)                              1,500,000       34,170,000
=========================================================================
                                                              349,011,285
=========================================================================

SEMICONDUCTORS-6.89%

Analog Devices, Inc.(a)                        3,000,000      132,990,000
-------------------------------------------------------------------------
Linear Technology Corp.                        2,000,000       85,220,000
-------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)     1,000,000       43,870,000
-------------------------------------------------------------------------
Maxim Integrated Products, Inc.                1,750,000       86,992,500
-------------------------------------------------------------------------
Microchip Technology Inc.                      5,068,952      165,805,420
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                            2,420,064       26,765,908
=========================================================================
                                                              541,643,828
=========================================================================

SPECIALIZED FINANCE-0.55%

Moody's Corp.                                   750,000        43,372,500
=========================================================================

SPECIALTY STORES-2.56%

Bed Bath & Beyond Inc.(a)                      2,350,000       99,264,000
-------------------------------------------------------------------------
Staples, Inc.(a)                               2,500,000       67,050,000
-------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                       1,000,000       35,330,000
=========================================================================
                                                              201,644,000
=========================================================================

SYSTEMS SOFTWARE-4.26%

Adobe Systems Inc.                              650,000        28,496,000
-------------------------------------------------------------------------
Microsoft Corp.                                8,500,000      222,275,000
-------------------------------------------------------------------------
Oracle Corp.(a)                                2,500,000       29,900,000
-------------------------------------------------------------------------

                                                               MARKET
                                                SHARES         VALUE
-------------------------------------------------------------------------
SYSTEMS SOFTWARE-(CONTINUED)

VERITAS Software Corp.(a)                      1,500,000   $   54,225,000
=========================================================================
                                                              334,896,000
=========================================================================

TECHNOLOGY DISTRIBUTORS-1.71%

CDW Corp.                                      2,233,300      134,109,665
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.29%

Nextel Communications, Inc.-Class A(a)         1,820,000       44,044,000
-------------------------------------------------------------------------
Vodafone Group PLC (United Kingdom)            27,345,190      57,351,477
=========================================================================
                                                              101,395,477
=========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $5,798,440,332)                       7,715,351,380
=========================================================================

MONEY MARKET FUNDS-2.44%

STIC Liquid Assets Portfolio(b)                95,933,174      95,933,174
-------------------------------------------------------------------------
STIC Prime Portfolio(b)                        95,933,174      95,933,174
=========================================================================
    Total Money Market Funds (Cost
      $191,866,348)                                           191,866,348
=========================================================================
TOTAL INVESTMENTS-100.55% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $5,990,306,680)                                           7,907,217,728
=========================================================================

-------------------------------------------------------------------------
                                                               MARKET
                                                SHARES         VALUE
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.29%

STIC Liquid Assets Portfolio(b)(c)             155,180,095 $  155,180,095
-------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                     24,938,485      24,938,485
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $180,118,580)                                     180,118,580
=========================================================================
TOTAL INVESTMENTS-102.84% (Cost
  $6,170,425,260)                                           8,087,336,308
=========================================================================
OTHER ASSETS LESS LIABILITIES-(2.84%)                        (223,133,791)
=========================================================================
NET ASSETS-100.00%                                         $7,864,202,517
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $5,798,440,332)*                           $ 7,715,351,380
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $371,984,928)                      371,984,928
------------------------------------------------------------
Receivables for:
  Investments sold                                22,973,044
------------------------------------------------------------
  Fund shares sold                                 3,766,990
------------------------------------------------------------
  Dividends                                        3,973,670
------------------------------------------------------------
Investment for deferred compensation plan            314,171
------------------------------------------------------------
Other assets                                         125,652
============================================================
    Total assets                               8,118,489,835
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           44,898,225
------------------------------------------------------------
  Fund shares reacquired                          20,290,401
------------------------------------------------------------
  Deferred compensation plan                         314,171
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                       180,118,580
------------------------------------------------------------
Accrued distribution fees                          2,408,634
------------------------------------------------------------
Accrued trustees' fees                               555,134
------------------------------------------------------------
Accrued transfer agent fees                        4,285,116
------------------------------------------------------------
Accrued operating expenses                         1,417,057
============================================================
    Total liabilities                            254,287,318
============================================================
Net assets applicable to shares outstanding  $ 7,864,202,517
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 8,869,425,554
------------------------------------------------------------
Undistributed net investment income (loss)          (844,799)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (2,921,289,286)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                   1,916,911,048
============================================================
                                             $ 7,864,202,517
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 6,825,022,555
____________________________________________________________
============================================================
Class B                                      $   688,587,420
____________________________________________________________
============================================================
Class C                                      $   193,585,049
____________________________________________________________
============================================================
Class R                                      $     2,857,476
____________________________________________________________
============================================================
Institutional Class                          $   154,150,017
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          331,117,751
____________________________________________________________
============================================================
Class B                                           35,377,323
____________________________________________________________
============================================================
Class C                                            9,948,607
____________________________________________________________
============================================================
Class R                                              138,523
____________________________________________________________
============================================================
Institutional Class                                6,953,267
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         20.61
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.61 divided by
      94.50%)                                $         21.81
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         19.46
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         19.46
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         20.63
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         22.17
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $174,003,209 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $244,235)        $   42,795,714
----------------------------------------------------------------------------
Dividends from affiliated money market funds                       2,446,905
----------------------------------------------------------------------------
Securities lending                                                   144,803
============================================================================
    Total investment income                                       45,387,422
============================================================================

EXPENSES:

Advisory fees                                                     46,349,081
----------------------------------------------------------------------------
Administrative services fees                                         696,174
----------------------------------------------------------------------------
Custodian fees                                                       451,569
----------------------------------------------------------------------------
Distribution fees:
  Class A                                                         19,315,644
----------------------------------------------------------------------------
  Class B                                                          6,227,801
----------------------------------------------------------------------------
  Class C                                                          1,792,081
----------------------------------------------------------------------------
  Class R                                                              6,237
----------------------------------------------------------------------------
Transfer agent fees                                               23,165,160
----------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                           105,564
----------------------------------------------------------------------------
Trustees' fees                                                       142,695
----------------------------------------------------------------------------
Other                                                              2,473,308
============================================================================
    Total expenses                                               100,725,314
============================================================================
Less: Fees waived and expense offset arrangements                   (753,706)
============================================================================
    Net expenses                                                  99,971,608
============================================================================
Net investment income (loss)                                     (54,584,186)
============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         (455,564,558)
----------------------------------------------------------------------------
  Foreign currencies                                                 527,909
----------------------------------------------------------------------------
  Option contracts written                                           291,491
============================================================================
                                                                (454,745,158)
============================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,834,296,432
----------------------------------------------------------------------------
  Foreign currencies                                                  17,825
----------------------------------------------------------------------------
  Option contracts written                                          (123,292)
============================================================================
                                                               1,834,190,965
============================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             1,379,445,807
============================================================================
Net increase in net assets resulting from operations          $1,324,861,621
____________________________________________________________________________
============================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003               2002
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (54,584,186)   $   (81,004,558)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (454,745,158)    (1,231,119,667)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts         1,834,190,965        143,436,189
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 1,324,861,621     (1,168,688,036)
================================================================================================
Share transactions-net:
  Class A                                                      (1,112,282,235)    (1,905,685,542)
------------------------------------------------------------------------------------------------
  Class B                                                         (46,666,906)       (89,586,163)
------------------------------------------------------------------------------------------------
  Class C                                                         (22,091,083)       (44,303,197)
------------------------------------------------------------------------------------------------
  Class R                                                           2,235,274            204,500
------------------------------------------------------------------------------------------------
  Institutional Class                                               5,433,008        (10,243,640)
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,173,371,942)    (2,049,614,042)
================================================================================================
    Net increase (decrease) in net assets                         151,489,679     (3,218,302,078)
================================================================================================

NET ASSETS:

  Beginning of year                                             7,712,712,838     10,931,014,916
================================================================================================
  End of year (including undistributed net investment income
    (loss) of $(844,799) and $(770,211) for 2003 and 2002,
    respectively)                                             $ 7,864,202,517    $ 7,712,712,838
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has voluntarily agreed to waive advisory fees payable by the Fund to AIM at the annual rate of 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum waiver of 0.175% on net assets in excess of $35 billion. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the
Fund). Voluntary fee waivers may be modified or discontinued with approval of Board of Trustees without further notice to investors. For the year ended October 31, 2003, AIM waived fees of $638,100. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $696,174 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc. a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $11,253,012 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $19,315,644, $6,227,801, $1,792,081 and $6,237, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended October 31, 2003, AIM Distributors retained $829,628 in front-end sales commissions from the sale of Class A shares and $4,130, $68 and $12,817 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $114,189 and reductions in custodian fees of $1,417 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $115,606.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $14,087 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $174,003,209 were on loan to brokers. The loans were secured by cash collateral of $180,118,580 received by the Fund and subsequently invested in affiliated money market funds. For the year ended October 31, 2003, the Fund received fees of $144,803 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                     1,551      $   398,595
------------------------------------------------------------
Written                               3,088        1,040,859
------------------------------------------------------------
Exercised                            (3,264)      (1,147,963)
------------------------------------------------------------
Expired                              (1,375)        (291,491)
------------------------------------------------------------
End of year                              --      $        --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $ 1,905,448,839
------------------------------------------------------------
Temporary book/tax differences                      (844,799)
------------------------------------------------------------
Capital loss carryforward                     (2,909,827,077)
------------------------------------------------------------
Shares of beneficial interest                  8,869,425,554
============================================================
Total net assets                             $ 7,864,202,517
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                             $1,224,074,030
-----------------------------------------------------------
October 31, 2010                              1,223,985,487
-----------------------------------------------------------
October 31, 2011                                461,767,560
===========================================================
Total capital loss carryforward              $2,909,827,077
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $3,370,231,624 and $4,537,133,153, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
            INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                       $2,147,646,200
------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (242,197,361)
============================================================
Net unrealized appreciation of investment
  securities                                  $1,905,448,839
____________________________________________________________
============================================================
Cost of investments for tax purposes is $6,181,887,469.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2003, undistributed net investment income was increased by $54,509,598, undistributed net realized gains decreased by $527,909 and shares of beneficial interest decreased by $53,981,689. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                                           2003                               2002
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       40,892,692    $   728,901,495      48,969,691    $   970,494,859
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,399,643         74,587,779       5,811,283        111,506,491
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,764,643         29,858,199       2,391,741         46,150,281
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         163,302          2,916,332          13,083            204,591
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            1,117,656         21,391,286       6,254,346        139,801,926
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          325,830          5,894,532         223,534          4,426,684
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (344,006)        (5,894,532)       (234,440)        (4,426,684)
================================================================================================================================
Reacquired:
  Class A                                                     (104,213,879)    (1,847,078,262)   (147,108,087)    (2,880,607,085)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (6,899,964)      (115,360,153)    (10,685,339)      (196,665,970)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (3,090,330)       (51,949,282)     (4,824,172)       (90,453,478)
--------------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (37,857)          (681,058)             (5)               (91)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (833,861)       (15,958,278)     (6,757,582)      (150,045,566)
================================================================================================================================
                                                               (66,756,131)   $(1,173,371,942)   (105,945,947)   $(2,049,614,042)
________________________________________________________________________________________________________________________________
================================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                       --------------------------------------------------------------------------
                                                          2003             2002             2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $    17.20       $    19.72       $    43.50    $     34.65    $     26.37
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              (0.12)(a)        (0.15)(a)        (0.12)         (0.26)         (0.17)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              3.53            (2.37)          (16.24)         12.39           9.18
=================================================================================================================================
    Total from investment operations                         3.41            (2.52)          (16.36)         12.13           9.01
=================================================================================================================================
Less distributions from net realized gains                     --               --            (7.42)         (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period                         $    20.61       $    17.20       $    19.72    $     43.50    $     34.65
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                             19.83%          (12.78)%         (43.10)%        36.56%         34.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $6,825,023       $6,780,055       $9,703,277    $19,268,977    $14,292,905
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                           1.29%(c)         1.26%            1.14%          1.08%          1.10%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                        1.30%(c)         1.27%            1.17%          1.11%          1.12%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                    (0.67)%(c)       (0.74)%          (0.46)%        (0.61)%        (0.50)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                        47%              57%              75%            88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $6,438,548,158.


                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                              -------------------------------------------------------------------
                                                                2003           2002           2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.36       $  18.89       $ 42.28     $    34.00       $  26.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.23)(a)      (0.27)(a)     (0.28)         (0.58)(a)      (0.42)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.33          (2.26)       (15.69)         12.14           9.04
=================================================================================================================================
    Total from investment operations                              3.10          (2.53)       (15.97)         11.56           8.62
=================================================================================================================================
Less distributions from net realized gains                          --             --         (7.42)         (3.28)         (0.73)
=================================================================================================================================
Net asset value, end of period                                $  19.46       $  16.36       $ 18.89     $    42.28       $  34.00
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  18.95%        (13.39)%      (43.49)%        35.51%         33.64%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $688,587       $625,294       $818,343    $1,315,524       $589,718
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.99%(c)       1.96%         1.86%          1.85%          1.98%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(c)       1.97%         1.89%          1.88%          2.00%
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.37)%(c)     (1.44)%       (1.17)%        (1.38)%        (1.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             47%            57%           75%            88%            62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $622,780,089.


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2003           2002           2001        2000           1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.36       $  18.88       $  42.27    $  33.99       $  26.10
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.23)(a)      (0.27)(a)      (0.29)      (0.59)(a)      (0.42)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.33          (2.25)        (15.68)      12.15           9.04
===============================================================================================================================
    Total from investment operations                              3.10          (2.52)        (15.97)      11.56           8.62
===============================================================================================================================
Less distributions from net realized gains                          --             --          (7.42)      (3.28)         (0.73)
===============================================================================================================================
Net asset value, end of period                                $  19.46       $  16.36       $  18.88    $  42.27       $  33.99
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  18.95%        (13.35)%       (43.51)%     35.52%         33.65%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $193,585       $184,393       $258,786    $434,544       $161,490
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.99%(c)       1.96%          1.86%       1.85%          1.98%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(c)       1.97%          1.89%       1.88%          2.00%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.37)%(c)     (1.44)%        (1.17)%     (1.38)%        (1.38)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             47%            57%            75%         88%            62%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $179,208,048.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $17.26            $  19.82
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.16)(a)           (0.07)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.53               (2.49)
=============================================================================================
    Total from investment operations                              3.37               (2.56)
=============================================================================================
Net asset value, end of period                                  $20.63            $  17.26
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  19.52%             (12.92)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,857            $    226
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                1.49%(c)            1.53%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers                                             1.50%(c)            1.54%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (0.87)%(c)          (1.01)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                          47%                 57%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,247,495.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                                  INSTITUTIONAL CLASS
                                                              -----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  18.40       $  21.00    $  45.55    $  36.01    $  27.25
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)(a)      (0.06)       0.01       (0.09)      (0.01)
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.80          (2.54)     (17.14)      12.91        9.50
=========================================================================================================================
    Total from investment operations                              3.77          (2.60)     (17.13)      12.82        9.49
=========================================================================================================================
Less distributions from net realized gains                          --             --       (7.42)      (3.28)      (0.73)
=========================================================================================================================
Net asset value, end of period                                $  22.17       $  18.40    $  21.00    $  45.55    $  36.01
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                  20.49%        (12.38)%    (42.80)%     37.14%      35.46%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,150       $122,746    $150,609    $288,097    $244,369
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                0.75%(c)       0.80%       0.65%       0.65%       0.64%
-------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             0.76%(c)       0.81%       0.68%       0.68%       0.66%
=========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.13)%(c)     (0.28)%      0.03%      (0.18)%     (0.04)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             47%            57%         75%         88%         62%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $132,069,108.

NOTE 13--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds--Registered Trademark--, which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Constellation Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Constellation Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ Ernst & Young LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR           DISTRIBUTOR                     AUDITORS                        SUB-ADVISOR
11 Greenway Plaza          A I M Advisors, Inc.         A I M Distributors, Inc.        Ernst & Young LLP               A I M
Suite 100                  11 Greenway Plaza            11 Greenway Plaza               5 Houston Center                Capital
Houston, TX 77046          Suite 100                    Suite 100                       1401 McKinney, Suite 1200       Management,
                           Houston, TX 77046            Houston, TX 77046-1173          Houston, TX 77010-4035          Inc.
                                                                                                                        11
                                                                                                                        Greenway
                                                                                                                        Plaza
                                                                                                                        Suite
                                                                                                                        100
                                                                                                                        Houston,
                                                                                                                        TX 77046
COUNSEL TO THE FUND        COUNSEL TO THE TRUSTEES      TRANSFER AGENT                  CUSTODIAN
Ballard Spahr              Kramer, Levin, Naftalis &    AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP   Frankel LLP                  P.O. Box 4739                   Trust Company
1735 Market Street         919 Third Avenue             Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103     New York, NY 10022-3852                                      Boston, MA 02110

         DOMESTIC EQUITY                                INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                       AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                               AIM Developing Markets Fund
AIM Basic Balanced Fund*                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                             AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                               AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                     AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                                 AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                           AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund                 AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)                 AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                         AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund                   INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                     TAX-FREE
AIM Libra Fund
AIM Mid Cap Basic Value Fund                                                                  AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                             SECTOR EQUITY                        AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                                                                       AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                         AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                        AIM Real Estate Fund
AIM Opportunities III Fund                       INVESCO Advantage Health Sciences Fund
AIM Premier Equity Fund                          INVESCO Energy Fund
AIM Select Equity Fund                           INVESCO Financial Services Fund
AIM Small Cap Equity Fund(2)                     INVESCO Gold & Precious Metals Fund
AIM Small Cap Growth Fund(3)                     INVESCO Health Sciences Fund
AIM Trimark Endeavor Fund                        INVESCO Leisure Fund
AM Trimark Small Companies Fund                  INVESCO Multi-Sector Fund
AIM Weingarten Fund                              INVESCO Technology Fund
INVESCO Core Equity Fund                         INVESCO Utilities Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                                  AIMinvestments.com   CST-AR-1


                                                  YOUR GOALS. OUR SOLUTIONS.--Servicemark--
-------------------------------------------------------------------------------------------
Mutual     Retirement   Annuities  College   Separately  Offshore  Alternative   Cash         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                Savings   Managed     Products  Investments   Management             --Servicemark--
                                   Plans     Accounts

                                                AIM DENT DEMOGRAPHIC TRENDS FUND
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER IMAGE]






                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

================================================================================
AIM DENT DEMOGRAPHIC TRENDS FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      o Harry S. Dent's stock market scenario      o The unmanaged Russell 3000--Registered
presented is as of 10/31/03 and is based    for the coming decade, based on              Trademark-- Index is an index of common
on total net assets.                        historical data, represents his opinion.     stocks that measures performance of the
                                            Unforeseen events such as rising             largest 3,000 U.S. companies based on
o AIM Dent Demographic Trends Fund's        inflation, declining productivity,           market capitalization.
performance figures are historical, and     irregular spending and savings patterns,
they reflect fund expenses, the             and other social, political and economic     o The unmanaged Standard & Poor's
reinvestment of distributions, and          uncertainty could affect corporate           Composite Index of 500 Stocks (the S&P
changes in net asset value.                 earnings and the stock market,               500--Registered Trademark--) is an index
                                            negatively altering Mr. Dent's view.         of common stocks frequently used as a
o When sales charges are included in                                                     general measure of U.S. stock market
performance figures, Class A share          o Investing in Small and mid-size            performance.
performance reflects the maximum 5.50%      companies may involve risks not
sales charge, and Class B and Class C       associated with investing in more            o Bloomberg, Inc. is a well-known
share performance reflects the              established companies. Also, Small           independent financial research and
applicable contingent deferred sales        companies may have business risk,            reporting firm.
charge (CDSC) for the period involved.      significant stock price fluctuations and
The CDSC on Class B shares declines from    illiquidity.                                 o A direct investment cannot be made in
5% beginning at the time of purchase to                                                  an index. Unless otherwise indicated,
0% at the beginning of the seventh year.    o The fund's investment return and           index results include reinvested
The CDSC on Class C shares is 1% for the    principal value will fluctuate, so an        dividends, and they do not reflect sales
first year after purchase. The              investor's shares, when redeemed, may be     charges or fund expenses. Performance of
performance of the fund's share classes     worth more or less than their original       an index of funds reflects fund
will differ due to different sales          cost.                                        expenses; performance of a market index
charge structures and class expenses.                                                    does not.
                                            o Industry classifications used in this
o Effective 9/30/03, Class B shares are     report are generally according to the        A description of the policies and
not available as an investment for          Global Industry Classification Standard,     procedures that the fund uses to
retirement plans maintained pursuant to     which was developed by and is the            determine how to vote proxies relating
Section 401 of the Internal Revenue         exclusive property and a service mark of     to portfolio securities is available
Code, including 401(k) plans, money         Morgan Stanley Capital International         without charge, upon request, by calling
purchase pension plans and profit           Inc. and Standard & Poor's.                  800-959-4246, or on the AIM Web site,
sharing plans. Plans that have existing                                                  AIMinvestments.com.
accounts invested in Class B shares         o The unmanaged Lipper Multi-Cap Growth
continued to be allowed to make             Fund Index represents an average of the
additional purchases after 9/30/03.         performance of the 30 largest
                                            multi-capitalization growth funds
                                            tracked by Lipper, Inc., an independent
                                            mutual fund performance monitor.












=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE   This report may be distributed only to shareholders or
                                                        to persons who have received a current prospectus of
                                                        the fund.
=====================================================

AIMinvestments.com

TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered         harmful short-term trading. These steps include:
                    Trademark--:
                                                                   o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently          o  Imposing redemption fees on additional funds we
GRAHAM]             about the mutual fund industry and                believe may be vulnerable to harmful short-term
                    allegations of improper activities by             trading activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread investigations,       o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former             or about March 1, 2004) designed to limit exchanges
[PHOTO OF           adviser to certain INVESCO Funds, was             between funds.
MARK H.             recently named as a defendant in
WILLIAMSON]         separate civil enforcement actions by          o  Employing an enhanced fair value pricing policy on
                    the U.S. Securities and Exchange                  certain foreign securities as well as certain illiquid
MARK H. WILLIAMSON  Commission (SEC), the Office of the New           securities.
                    York Attorney General and the State of
Colorado over an issue known as "market timing." A number of       None of these tools alone, nor all of them taken
private class or derivative actions also were filed in the      together, eliminate the possibility of short-term trading
wake of the regulators' actions.                                strategies that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently
   Investors are understandably concerned and frustrated        subjective. We have always sought and continue to seek to
about these reports, and we would like to take this             make these judgments to the best of our abilities and in a
opportunity to assure you that, based on an investigation       manner that we believe is consistent with the best interests
conducted by an outside firm, IFG and its parent company,       of our fund shareholders. And we remain committed to being
AMVESCAP PLC, believe that these civil actions are without      as vigilant as possible in the future to identify and
merit. IFG is contesting the charges.                           address any harmful market timing investors who have the
                                                                potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the             We sincerely hope these developments and the media
allegations that have been made. Current information will be    coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will           shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our        Amidst this storm of controversy in the mutual fund
finding, and the actions we are taking to protect and           industry, we believe we can find encouragement in the
promote the interests of our shareholders. The independent      recovering economy and rising equity markets. As we write
trustees of the funds are receiving regular reports from        this letter, for instance, the S&P 500--Registered
their independent counsel and outside counsel hired by          Trademark-- Index is up approximately 23% year-to-date.
AMVESCAP PLC, the parent of AIM and IFG, to perform an          Although past performance is no guarantee of future results,
ongoing investigation of market timing.                         there appear to be indicators that the economy and stock
                                                                markets are showing signs of welcomed improvement. We
A COMPLEX ISSUE                                                 encourage you to read the enclosed discussion of your fund's performance during this past reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of         OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares.      At AIM Investments, we have never wavered in our commitment
We recognize that fund management companies have tried to       to helping you build solutions for your financial goals. Our
deal with this complex issue in various ways and believe        company was founded on a core principle of integrity, and we
that industry-wide guidance is in order. To that end, we        have always worked hard to earn the trust of our
welcome SEC Chairman William Donaldson's pledge to adopt new    shareholders. We are committed to doing all we can to
rules designed to curb market timing abuses. Comprehensive      maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.        Thank you for your continued participation in AIM
We support practical rule changes and structural                Investments. Please call your financial advisor or one of
modifications that are fair, enforceable and, most              our Client Service representatives at 800-959-4246 if you
importantly, beneficial for investors.                          have any further questions or concerns about your AIM
                                                                Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other        Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented               /s/ ROBERT H. GRAHAM           /s/ MARK H. WILLIAMSON
                                                                Robert H. Graham               Mark H. Williamson
                                                                Chairman and President         President and CEO
                                                                The AIM Family of Funds        AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


SIGNS OF ECONOMIC RECOVERY                                                              1958, saying that it favored a more
BENEFIT FUND                                                                            expansive monetary policy because the
                                                                                        economy had not yet exhibited
Signs of a strengthening economy            for the fiscal year on March 11, 2003.      sustainable growth. By October, the Fed
benefited the U.S. stock market and AIM     The market rallied for the remainder of     reported that the pace of economic
Dent Demographic Trends Fund for the        the fiscal year.                            expansion had picked up, consumer
fiscal year ended October 31, 2003. For                                                 spending generally strengthened, and
the fiscal year, the fund's Class A,           The start of the market's rally          residential real estate was strong--but
Class B, and Class C shares returned        coincided with the commencement of          that commercial real estate was sluggish
29.67%, 28.79%, and 28.79%,                 Operation Iraqi Freedom on March 19,        and that labor markets remained weak.
respectively, at net asset value. The       2003. U.S. and allied forces quickly        Indeed, the nation's unemployment rate
fund outperformed its benchmark index,      toppled the regime of Saddam Hussein,       was 6.0% at the close of the fiscal
the Russell 3000 Index, as well as the      and by May 1 President Bush was able to     year.
S&P 500, often considered representative    announce that major combat operations in
of the performance of the broad U.S.        Iraq had ended.
stock market. Those indexes returned                                                    ========================================
23.69% and 20.79%, respectively.               The U.S. economy expanded during the
Additionally, the fund outperformed the     fiscal year. Gross domestic product, the              THE FUND OUTPERFORMED
Lipper Multi-Cap Growth Fund Index,         broadest measure of economic activity,
which returned 28.14% for the fiscal        grew at an annualized rate of 1.4% in               ITS BENCHMARK INDEX, THE
year. That index measures the               the first quarter of 2003, 3.3% in the
performance of mutual funds with            second quarter, and 8.2% in the third                RUSSELL 3000 INDEX, AS
investment strategies similar to that of    quarter. Corporate earnings also showed
AIM Dent Demographic Trends Fund.           signs of strength. According to                      WELL AS THE S&P 500....
                                            Bloomberg, as of the close of the fiscal
MARKET CONDITIONS                           year, more than 65% of S&P 500              ========================================
                                            corporations that had reported their
Signs of a generally improving economy      third-quarter 2003 earnings exceeded
helped the U.S. stock market rise for       analysts' expectations.                        For the fiscal year:
much of the fiscal year ended October
31, 2003. The S&P 500 rose in November         For most of the fiscal year, the         o     All sectors of the S&P 500
2002, but then declined for several         Federal Reserve (the Fed) kept the                recorded gains.
months, reaching a low                      short-term federal funds rate at 1.25%.
                                            On June 25, 2003, it lowered that rate      o     Information technology, materials,
                                            to 1.00%, its lowest level since                  and utilities were the
                                                                                              top-performing sectors in the S&P
                                                                                              500 while telecommunication
                                                                                              services, consumer staples, and
                                                                                              health care were the
                                                                                              weakest-performing sectors.

                                                                                        o     Small- and mid-cap stocks
                                                                                              generally outperformed large-cap
                                                                                              stocks.


================================================================================================================================
TOTAL NUMBER OF HOLDINGS*           102     TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*
TOTAL NET ASSETS         $560.6 million
                                             1. Microsoft Corp.                 2.4%     1. Semiconductors                  8.6%
PORTFOLIO COMPOSITION BY SECTOR*
                                             2. Novellus Systems, Inc.          2.4      2. Communications Equipment        8.2
Information Technology             40.7%
                                             3. Cisco Systems, Inc.             2.2      3. Systems Software                7.0
Consumer Discretionary             18.5
                                             4. Analog Devices, Inc.            2.0      4. Pharmaceuticals                 5.3
Health Care                        18.2
                                             5. Citigroup Inc.                  1.9      5. Investment Banking & Brokerage  3.8
Financials                         15.0
                                             6. Amazon.com, Inc.                1.8      6. Health Care Equipment           3.8
All Others                          7.6
                                             7. VERITAS Software Corp.          1.8      7. Specialty Stores                3.5

                                             8. Microchip Technology Inc.       1.8      8. Biotechnology                   3.5

                                             9. Goldman Sachs Group, Inc. (The) 1.6      9. Computer Storage & Peripherals  3.2

                                            10. Boston Scientific Corp.         1.6     10. Semiconductor Equipment         3.0

* Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================================================================

YOUR FUND                                    sales rose from $851 million in 2002 to                     KIRK L. ANDERSON
                                             $1.13 billion in 2003, transforming a $10    [PHOTO OF      Mr. Anderson is a
At the close of the fiscal year, the fund    million third-quarter loss in 2002 into a    KIRK L.        portfolio manager of AIM
was overweight consumer discretionary and    $52 million third-quarter profit in 2003     ANDERSON]      Dent Demographic Trends
information technology stocks, and           and boosting the company's share price.                     Fund. He joined AIM in
underweight industrials, consumer                                                         1994 and assumed his current position in
staples, and financials stocks relative      IN CLOSING                                   2003. Mr. Anderson earned a B.A. in
to the Russell 3000 Index. Information                                                    political science from Texas A&M
technology, consumer discretionary,          As the fiscal year ended, there were         University and an M.S. in finance from
health care, and financials stocks           signs that the economy was strengthening;    the University of Houston.
accounted for the highest percentage of      time will tell whether that recovery is
the fund's total net assets and              sustainable. Regardless, we will continue                   JAMES G. BIRDSALL
contributed most significantly to the        to seek out stocks of companies that are     [PHOTO OF      Mr. Birdsall is a
fund's positive performance.                 likely to benefit from changing              JAMES G.       portfolio manager of AIM
Telecommunications services was the only     demographic, economic, and lifestyle         BIRDSALL]      Dent Demographic Trends
sector that negatively affected fund         trends in an attempt to achieve the                         Fund. He has been
performance.                                 fund's investment objective.                 associated with AIM since 1995, and
                                                                                          assumed his current position in 1999. Mr.
   With significant exposure to                    See important fund and index           Birdsall received his B.B.A. with a
economically sensitive sectors, the fund          disclosures inside front cover.         concentration in finance from Stephen F.
has been positioned for a recovery in the                                                 Austin State University before earning
U.S. economy, and remained so at the                                                      his M.B.A. with a concentration in
close of the fiscal year. As a result,                                                    finance and international business from
the generally improving economy helped                                                    the University of St. Thomas.
fund performance during the fiscal year.
                                                                                                         LANNY H. SACHNOWITZ
   Stocks that contributed to fund                                                        [PHOTO OF      Mr. Sachnowitz is the lead
performance included Cisco, a worldwide                                                   LANNY H.       portfolio manager of AIM
leader in networking for the Internet,                                                    SACHNOWITZ]    Dent Demographic Trends
and online retailer Amazon.com. In                                                                       Fund. He joined AIM in
August, Cisco reported fiscal 2003 net                                                    1987 as a money market trader and
income of $3.6 billion, up sharply from                                                   research analyst. He was named to his
$1.9 billion for fiscal 2002. By                                                          current position in 1991. Mr. Sachnowitz
aggressively cutting prices and offering                                                  received a B.S. in finance from the
customers free shipping, Amazon has                                                       University of Southern California and an
sharply increased its sales and                                                           M.B.A. from the University of Houston.
profitability. For the third quarter,
                                                                                          Assisted by the Large Cap Growth Team.

FUND VS. INDEX
Total returns 10/31/02-10/31/03, excluding sales charges


=========================================
               [BAR CHART]

AIM DENT DEMOGRAPHIC TRENDS FUND
CLASS A SHARES                     29.67%

AIM DENT DEMOGRAPHIC TRENDS FUND
CLASS B SHARES                     28.79%

AIM DENT DEMOGRAPHIC TRENDS FUND
CLASS C SHARES                     28.79%

RUSSELL 3000 INDEX                 23.69%

Source: Lipper, Inc.
=========================================


                                    [GRAPHIC]
                                                      For More Information Visit

                                                              AIMinvestments.com

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
6/7/99-10/31/03



                             DATE         AIM DENT DEMOGRAPHIC    AIM DENT DEMOGRAPHIC      AIM DENT DEMOGRAPHIC        RUSSELL 3000
                                              TRENDS FUND              TRENDS FUND              TRENDS FUND                 INDEX
                                             CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
                              6/7/99              9450                    10000                    10000                    10000
                             6/30/99             10263                    10850                    10850                    10505
                             7/31/99             10424                    11020                    11020                    10187
                             8/31/99             10500                    11101                    11101                    10071
                             9/30/99             10528                    11111                    11111                     9814
                            10/31/99             11474                    12111                    12111                    10429
                            11/30/99             12598                    13290                    13290                    10721
                            12/31/99             14601                    15401                    15401                    11405
                             1/31/00             14204                    14971                    14971                    10958
                             2/29/00             16038                    16901                    16892                    11060
                             3/31/00             16152                    17001                    17002                    11926
                             4/30/00             14989                    15772                    15773                    11506
                             5/31/00             13836                    14551                    14552                    11183
                             6/30/00             15348                    16131                    16132                    11514
    [MOUNTAIN CHART]         7/31/00             15253                    16021                    16022                    11310
                             8/31/00             16859                    17702                    17692                    12149
                             9/30/00             15858                    16642                    16641                    11599
                            10/31/00             14554                    15262                    15261                    11434
                            11/30/00             11804                    12371                    12371                    10380
                            12/31/00             12087                    12661                    12660                    10554
                             1/31/01             12522                    13110                    13110                    10915
                             2/28/01              9687                    10141                    10130                     9918
                             3/31/01              8298                     8681                     8680                     9271
                             4/30/01              9498                     9931                     9930                    10015
                             5/31/01              9403                     9820                     9820                    10095
                             6/30/01              9498                     9911                     9910                     9909
                             7/31/01              8902                     9290                     9290                     9746
                             8/31/01              8052                     8400                     8400                     9171
                             9/30/01              6663                     6950                     6950                     8362
                            10/31/01              7202                     7500                     7500                     8556
                            11/30/01              8185                     8520                     8520                     9215
                            12/31/01              8214                     8550                     8550                     9345
                             1/31/02              8044                     8360                     8360                     9228
                             2/28/02              7467                     7760                     7760                     9039
                             3/31/02              8006                     8320                     8320                     9435
                             4/30/02              7448                     7730                     7730                     8940
                             5/31/02              7220                     7491                     7490                     8837
                             6/30/02              6550                     6790                     6790                     8201
                             7/31/02              5888                     6100                     6100                     7549
                             8/31/02              5813                     6020                     6020                     7584
                             9/30/02              5255                     5441                     5441                     6787
                            10/31/02              5671                     5871                     5870                     7328
                            11/30/02              6068                     6270                     6270                     7771
                            12/31/02              5529                     5710                     5710                     7332
                             1/31/03              5501                     5680                     5680                     7153
                             2/28/03              5454                     5630                     5630                     7035
                             3/31/03              5529                     5710                     5700                     7109
                             4/30/03              5993                     6180                     6180                     7689
                             5/31/03              6475                     6670                     6670                     8154
                             6/30/03              6598                     6800                     6800                     8264
                             7/31/03              6825                     7020                     7020                     8453
                             8/31/03              7014                     7211                     7210                     8641
                             9/30/03              6806                     7001                     7001                     8547
                            10/31/03              7354                     7409                     7560                     9064

Source: Lipper, Inc.


Your fund's total return includes sales charges, expenses and management fees. Your fund's total return includes sales charges, expenses, and management fees. Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

    Russell 3000 Index data from 5/31/99.

===================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                In addition to returns as of the close of    Past performance cannot guarantee
As of 10/31/03, including sales charges     the fiscal year, industry regulations        comparable future results. DUE TO
                                            require us to provide average annual         SIGNIFICANT MARKET VOLATILITY, RESULTS OF
CLASS A SHARES                              total returns (including sales charges)      AN INVESTMENT MADE TODAY MAY DIFFER
Inception (6/7/99)               -6.75%     for periods ended 9/30/03, the most          SUBSTANTIALLY FROM THE HISTORICAL
      1 Year                     22.52      recent calendar quarter-end.                 PERFORMANCE SHOWN. CALL YOUR FINANCIAL
                                                                                         ADVISOR FOR MORE CURRENT PERFORMANCE.
CLASS B SHARES                              AVERAGE ANNUAL TOTAL RETURNS
Inception (6/7/99)               -6.59%     As of 9/30/03, including sales charges
      1 Year                     23.79
                                            CLASS A SHARES
CLASS C SHARES                              Inception (6/7/99)               -8.53%
Inception (6/7/99)               -6.16%           1 Year                     22.45
      1 Year                     27.79
                                            CLASS B SHARES
                                            Inception (6/7/99)               -8.36%
                                                  1 Year                     23.68

                                            CLASS C SHARES
                                            Inception (6/7/99)               -7.93%
                                                  1 Year                     27.68
===================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.61%

APPAREL RETAIL-2.05%

AnnTaylor Stores Corp.(a)                         105,000   $  3,759,000
------------------------------------------------------------------------
Gap, Inc. (The)                                   260,000      4,960,800
------------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            120,000      2,770,800
========================================================================
                                                              11,490,600
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.95%

Coach, Inc.(a)                                    150,000      5,320,500
========================================================================

APPLICATION SOFTWARE-1.38%

Mercury Interactive Corp.(a)                      100,000      4,644,000
------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               150,000      3,114,000
========================================================================
                                                               7,758,000
========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.31%

Franklin Resources, Inc.                           92,000      4,362,640
------------------------------------------------------------------------
T. Rowe Price Group Inc.                           73,000      3,003,950
========================================================================
                                                               7,366,590
========================================================================

BIOTECHNOLOGY-3.48%

Amgen Inc.(a)                                     140,000      8,646,400
------------------------------------------------------------------------
Genentech, Inc.(a)                                 52,300      4,287,031
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           21,400      1,168,012
------------------------------------------------------------------------
Invitrogen Corp.(a)                                85,000      5,405,150
========================================================================
                                                              19,506,593
========================================================================

CASINOS & GAMING-0.82%

International Game Technology                     140,000      4,585,000
========================================================================

COMMUNICATIONS EQUIPMENT-8.23%

ADTRAN, Inc.                                       60,000      4,081,800
------------------------------------------------------------------------
Cisco Systems, Inc.(a)                            600,000     12,588,000
------------------------------------------------------------------------
Comverse Technology, Inc.(a)                      220,000      3,968,800
------------------------------------------------------------------------
Corning Inc.(a)                                   400,000      4,392,000
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                         250,000      4,497,500
------------------------------------------------------------------------
Motorola, Inc.                                    345,000      4,667,850
------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                 850,000      3,782,500
------------------------------------------------------------------------
QLogic Corp.(a)                                    75,000      4,203,750
------------------------------------------------------------------------
Research In Motion Ltd. (Canada)(a)                90,000      3,970,800
========================================================================
                                                              46,153,000
========================================================================

COMPUTER & ELECTRONICS RETAIL-1.35%

Best Buy Co., Inc.                                130,000      7,580,300
========================================================================

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE

COMPUTER HARDWARE-1.48%

Dell Inc.(a)                                      230,000   $  8,307,600
========================================================================

COMPUTER STORAGE & PERIPHERALS-3.17%

EMC Corp.(a)                                      580,000      8,027,200
------------------------------------------------------------------------
Network Appliance, Inc.(a)                        125,000      3,085,000
------------------------------------------------------------------------
SanDisk Corp.(a)                                   40,000      3,224,000
------------------------------------------------------------------------
Seagate Technology (Cayman Islands)               150,000      3,447,000
========================================================================
                                                              17,783,200
========================================================================

CONSUMER FINANCE-1.96%

American Express Co.                              115,000      5,396,950
------------------------------------------------------------------------
MBNA Corp.                                        225,000      5,568,750
========================================================================
                                                              10,965,700
========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.07%

Affiliated Computer Services, Inc.-Class A(a)      60,000      2,935,800
------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                    150,000      4,167,000
------------------------------------------------------------------------
Paychex, Inc.                                     115,000      4,475,800
========================================================================
                                                              11,578,600
========================================================================

DEPARTMENT STORES-0.76%

Nordstrom, Inc.                                   140,000      4,268,600
========================================================================

DIVERSIFIED BANKS-1.27%

Wachovia Corp.                                    155,000      7,109,850
========================================================================

DIVERSIFIED CAPITAL MARKETS-1.41%

J.P. Morgan Chase & Co.                           220,000      7,898,000
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-0.77%

Career Education Corp.(a)                          80,000      4,284,000
========================================================================

DRUG RETAIL-0.50%

CVS Corp.                                          80,000      2,814,400
========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.79%

Agilent Technologies, Inc.(a)                     177,500      4,423,300
========================================================================

GENERAL MERCHANDISE STORES-0.60%

Target Corp.                                       85,000      3,377,900
========================================================================

HEALTH CARE DISTRIBUTORS-0.65%

Omnicare, Inc.                                     95,000      3,642,300
========================================================================

HEALTH CARE EQUIPMENT-3.80%

Boston Scientific Corp.(a)                        130,000      8,803,600
------------------------------------------------------------------------
Guidant Corp.                                      85,000      4,335,850
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                    56,000      3,580,640
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                           72,000   $  4,594,320
========================================================================
                                                              21,314,410
========================================================================

HEALTH CARE SERVICES-1.52%

Caremark Rx, Inc.(a)                              200,000      5,010,000
------------------------------------------------------------------------
DaVita, Inc.(a)                                   100,000      3,510,000
========================================================================
                                                               8,520,000
========================================================================

HEALTH CARE SUPPLIES-1.09%

Alcon, Inc. (Switzerland)                          60,000      3,306,600
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)            70,000      2,817,500
========================================================================
                                                               6,124,100
========================================================================

HOME ENTERTAINMENT SOFTWARE-1.40%

Electronic Arts Inc.(a)                            45,000      4,456,800
------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(a)             85,000      3,361,750
========================================================================
                                                               7,818,550
========================================================================

HOME IMPROVEMENT RETAIL-1.13%

Home Depot, Inc. (The)                            170,000      6,301,900
========================================================================

HOTELS, RESORTS & CRUISE LINES-1.46%

Royal Caribbean Cruises Ltd. (Liberia)            100,000      2,971,000
------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.         155,000      5,228,150
========================================================================
                                                               8,199,150
========================================================================

HOUSEHOLD PRODUCTS-1.05%

Procter & Gamble Co. (The)                         60,000      5,897,400
========================================================================

INTERNET RETAIL-2.79%

Amazon.com, Inc.(a)                               185,000     10,067,700
------------------------------------------------------------------------
eBay Inc.(a)                                      100,000      5,594,000
========================================================================
                                                              15,661,700
========================================================================

INTERNET SOFTWARE & SERVICES-1.48%

Yahoo! Inc.(a)                                    190,000      8,303,000
========================================================================

INVESTMENT BANKING & BROKERAGE-3.84%

Charles Schwab Corp. (The)                        385,000      5,220,600
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                    95,000      8,920,500
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         125,000      7,400,000
========================================================================
                                                              21,541,100
========================================================================

IT CONSULTING & OTHER SERVICES-0.79%

Accenture Ltd.-Class A (Bermuda)(a)               190,000      4,446,000
========================================================================

MANAGED HEALTH CARE-2.33%

Aetna Inc.                                         50,000      2,870,500
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                      56,000      3,066,000
------------------------------------------------------------------------

------------------------------------------------------------------------
                                                               MARKET
                                                 SHARES        VALUE
MANAGED HEALTH CARE-(CONTINUED)

PacifiCare Health Systems, Inc.(a)                 53,500   $  3,183,250
------------------------------------------------------------------------
UnitedHealth Group Inc.                            77,000      3,917,760
========================================================================
                                                              13,037,510
========================================================================

MOTORCYCLE MANUFACTURERS-0.51%

Harley-Davidson, Inc.                              60,000      2,844,600
========================================================================

MOVIES & ENTERTAINMENT-1.08%

Viacom Inc.-Class B                               152,000      6,060,240
========================================================================

MULTI-LINE INSURANCE-1.49%

Hartford Financial Services Group, Inc. (The)      75,000      4,117,500
------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      145,000      4,225,300
========================================================================
                                                               8,342,800
========================================================================

OFFICE ELECTRONICS-0.57%

Zebra Technologies Corp.-Class A(a)                56,000      3,189,200
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.86%

Citigroup Inc.                                    220,000     10,428,000
========================================================================

PHARMACEUTICALS-5.28%

Lilly (Eli) & Co.                                  55,000      3,664,100
------------------------------------------------------------------------
Pfizer Inc.                                       135,000      4,266,000
------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(a)                  60,000      4,336,800
------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                      71,000      4,561,750
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        115,000      6,542,350
------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    29,500      1,158,465
------------------------------------------------------------------------
Wyeth                                             115,000      5,076,100
========================================================================
                                                              29,605,565
========================================================================

PUBLISHING-0.92%

Getty Images, Inc.(a)                             115,000      5,140,500
========================================================================

RESTAURANTS-0.56%

Starbucks Corp.(a)                                100,000      3,160,000
========================================================================

SEMICONDUCTOR EQUIPMENT-2.98%

Entegris Inc.(a)                                  250,000      3,290,000
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                         325,000     13,419,250
========================================================================
                                                              16,709,250
========================================================================

SEMICONDUCTORS-8.57%

Analog Devices, Inc.(a)                           250,000     11,082,500
------------------------------------------------------------------------
Linear Technology Corp.                           100,000      4,261,000
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        100,000      4,387,000
------------------------------------------------------------------------
Microchip Technology Inc.                         300,000      9,813,000
------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                               200,000      3,634,000
------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               600,000      6,636,000
------------------------------------------------------------------------
Texas Instruments Inc.                            285,000      8,242,200
========================================================================
                                                              48,055,700
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

SPECIALTY STORES-3.52%

Advance Auto Parts, Inc.(a)                        56,000   $  4,380,320
------------------------------------------------------------------------
Staples, Inc.(a)                                  160,000      4,291,200
------------------------------------------------------------------------
Tiffany & Co.                                     125,000      5,931,250
------------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                          145,000      5,122,850
========================================================================
                                                              19,725,620
========================================================================

SYSTEMS SOFTWARE-7.03%

Computer Associates International, Inc.           300,000      7,056,000
------------------------------------------------------------------------
Microsoft Corp.                                   520,000     13,598,000
------------------------------------------------------------------------
Oracle Corp.(a)                                   335,000      4,006,600
------------------------------------------------------------------------
Symantec Corp.(a)                                  71,000      4,732,150
------------------------------------------------------------------------
VERITAS Software Corp.(a)                         277,500     10,031,625
========================================================================
                                                              39,424,375
========================================================================

TECHNOLOGY DISTRIBUTORS-0.75%

CDW Corp.                                          70,000      4,203,500
========================================================================

THRIFTS & MORTGAGE FINANCE-1.81%

Doral Financial Corp. (Puerto Rico)                90,000      4,545,000
------------------------------------------------------------------------
New York Community Bancorp, Inc.                  155,000      5,611,000
========================================================================
                                                              10,156,000
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $412,171,027)                          530,424,203
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-5.06%

STIC Liquid Assets Portfolio(b)                14,188,517   $ 14,188,517
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        14,188,517     14,188,517
========================================================================
    Total Money Market Funds (Cost
      $28,377,034)                                            28,377,034
========================================================================
TOTAL INVESTMENTS-99.67% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $440,548,061)                558,801,237
========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.46%

STIC Liquid Assets Portfolio(b)(c)             13,760,300     13,760,300
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $13,760,300)                                      13,760,300
========================================================================
TOTAL INVESTMENTS-102.13% (Cost $454,308,361)                572,561,537
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.13%)                        (11,928,896)
========================================================================
NET ASSETS-100.00%                                          $560,632,641
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $412,171,027)*                              $  530,424,203
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $42,137,334)                              42,137,334
------------------------------------------------------------
Receivables for:
  Investments sold                                19,168,632
------------------------------------------------------------
  Fund shares sold                                   285,653
------------------------------------------------------------
  Dividends                                          298,613
------------------------------------------------------------
Investment for deferred compensation plan             29,558
------------------------------------------------------------
Other assets                                          21,033
============================================================
    Total assets                                 592,365,026
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           15,932,154
------------------------------------------------------------
  Fund shares reacquired                             960,889
------------------------------------------------------------
  Deferred compensation plan                          29,558
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        13,760,300
------------------------------------------------------------
  Amount due custodian bank                           22,182
------------------------------------------------------------
Accrued distribution fees                            352,160
------------------------------------------------------------
Accrued trustees' fees                                18,790
------------------------------------------------------------
Accrued transfer agent fees                          419,406
------------------------------------------------------------
Accrued operating expenses                           236,946
============================================================
    Total liabilities                             31,732,385
============================================================
Net assets applicable to shares outstanding   $  560,632,641
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,332,848,413
------------------------------------------------------------
Undistributed net investment income (loss)           (47,845)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (890,421,103)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      118,253,176
============================================================
                                              $  560,632,641
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  212,862,734
____________________________________________________________
============================================================
Class B                                       $  251,650,060
____________________________________________________________
============================================================
Class C                                       $   96,119,847
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           27,345,132
____________________________________________________________
============================================================
Class B                                           33,275,069
____________________________________________________________
============================================================
Class C                                           12,711,437
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         7.78
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.78 divided by
      94.50%)                                 $         8.23
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         7.56
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $13,346,326 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $43,299)         $  3,368,071
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       203,943
--------------------------------------------------------------------------
Interest                                                            12,466
--------------------------------------------------------------------------
Securities lending                                                  15,476
==========================================================================
    Total investment income                                      3,599,956
==========================================================================

EXPENSES:

Advisory fees                                                    4,249,017
--------------------------------------------------------------------------
Administrative services fees                                       132,438
--------------------------------------------------------------------------
Custodian fees                                                      77,399
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          660,338
--------------------------------------------------------------------------
  Class B                                                        2,241,790
--------------------------------------------------------------------------
  Class C                                                          870,372
--------------------------------------------------------------------------
Transfer agent fees                                              3,452,061
--------------------------------------------------------------------------
Trustees' fees                                                      17,458
--------------------------------------------------------------------------
Other                                                              432,312
==========================================================================
    Total expenses                                              12,133,185
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                     (73,913)
==========================================================================
    Net expenses                                                12,059,272
==========================================================================
Net investment income (loss)                                    (8,459,316)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         13,284,983
--------------------------------------------------------------------------
  Foreign currencies                                                  (896)
--------------------------------------------------------------------------
  Option contracts written                                        (384,883)
==========================================================================
                                                                12,899,204
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        124,404,259
--------------------------------------------------------------------------
  Foreign currencies                                                18,842
--------------------------------------------------------------------------
  Option contracts written                                          (8,273)
==========================================================================
                                                               124,414,828
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                             137,314,032
==========================================================================
Net increase in net assets resulting from operations          $128,854,716
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (8,459,316)   $ (12,825,259)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   12,899,204     (202,713,132)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts        124,414,828       63,144,429
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                128,854,716     (152,393,962)
===========================================================================================
Share transactions-net:
  Class A                                                      (26,713,489)     (64,886,914)
-------------------------------------------------------------------------------------------
  Class B                                                      (29,364,137)     (75,460,458)
-------------------------------------------------------------------------------------------
  Class C                                                      (14,000,141)     (35,199,684)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (70,077,767)    (175,547,056)
===========================================================================================
    Net increase (decrease) in net assets                       58,776,949     (327,941,018)
===========================================================================================

NET ASSETS:

  Beginning of year                                            501,855,692      829,796,710
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(47,845) and $(36,813) for 2003 and 2002,
    respectively)                                             $560,632,641    $ 501,855,692
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Dent Demographic Trends Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded fund and ADR's, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. ("H.S. Dent") is the Fund's sub-advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets exceeding $2 billion. Under the terms of a sub-advisory agreement between AIM and H.S. Dent, AIM pays H.S. Dent at the annual rate of 0.13% of the first $1 billion of the Fund's average daily net assets, plus 0.10% of the next $1 billion of the Fund's average daily net assets, plus 0.07% of the Fund's average daily net assets exceeding $2 billion. AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses of Class A, Class B and Class C shares to the extent necessary to limit total annual operating expenses of Class A shares to 2.00%. Voluntary fee waivers or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $3,998. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $58,910 for Class A, Class B and Class C shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $132,438 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $1,925,638 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $660,338, $2,241,790 and $870,372, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $76,461 in front-end sales commissions from the sale of Class A shares and $0, $38 and $4,191 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $11,005 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $11,005.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $3,042 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $13,346,326 were on loan to brokers. The loans were secured by cash collateral of $13,760,300 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $15,476 for securities lending.
NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                    ------------------------
                                    NUMBER OF     PREMIUMS
                                    CONTRACTS     RECEIVED
Beginning of year                        275     $    69,460
------------------------------------------------------------
Written                               18,016       2,584,777
------------------------------------------------------------
Closed                               (17,851)     (2,604,959)
------------------------------------------------------------
Expired                                 (440)        (49,278)
============================================================
End of year                               --     $        --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:
------------------------------

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:
-----------------------------

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments        $  115,181,534
------------------------------------------------------------
Temporary book/tax differences                       (47,845)
------------------------------------------------------------
Capital loss carryforward                       (887,349,461)
------------------------------------------------------------
Shares of beneficial interest                  1,332,848,413
============================================================
Total net assets                              $  560,632,641
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and the tax deferral for tax purposes on certain straddle transactions.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2007                              $  3,389,675
----------------------------------------------------------
October 31, 2008                               144,576,334
----------------------------------------------------------
October 31, 2009                               541,794,870
----------------------------------------------------------
October 31, 2010                               195,681,695
----------------------------------------------------------
October 31, 2011                                 1,906,887
==========================================================
Total capital loss carryforward               $887,349,461
__________________________________________________________
==========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $735,016,461 and $824,749,316, respectively.

          UNREALIZED APPRECIATION (DEPRECIATION)
          OF INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                        $118,030,322
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (2,848,788)
===========================================================
Net unrealized appreciation of investment
  securities                                   $115,181,534
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $457,380,003.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses on October 31, 2003, undistributed net investment income
(loss) was increased by $8,448,284, undistributed net realized gains increased by $895 and shares of beneficial interest decreased by $8,449,179. This reclassification had no effect on net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------
                                                                         2003                            2002
                                                              ---------------------------    ----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,976,331    $ 26,689,358      5,537,858    $  43,117,200
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,032,772      19,799,210      3,503,829       26,984,220
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,236,736       8,126,066      1,824,515       14,029,736
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         268,267       1,801,536        214,960        1,628,659
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (275,388)     (1,801,536)      (217,773)      (1,628,659)
=========================================================================================================================
Reacquired:
  Class A                                                      (8,611,375)    (55,204,383)   (15,019,465)    (109,632,773)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,607,073)    (47,361,811)   (14,137,854)    (100,816,019)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,515,974)    (22,126,207)    (6,815,024)     (49,229,420)
=========================================================================================================================
                                                              (11,495,704)   $(70,077,767)   (25,108,954)   $(175,547,056)
_________________________________________________________________________________________________________________________
=========================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                                                   JUNE 7, 1999
                                                                                                                 (DATE OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                             ------------------------------------------------      OCTOBER 31,
                                                               2003            2002        2001        2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   6.00        $   7.62    $  15.40    $  12.14        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)          (0.12)      (0.12)      (0.11)          (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.87           (1.50)      (7.66)       3.37            2.17
=================================================================================================================================
    Total from investment operations                             1.78           (1.62)      (7.78)       3.26            2.14
=================================================================================================================================
Net asset value, end of period                               $   7.78        $   6.00    $   7.62    $  15.40        $  12.14
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                                 29.67%         (21.26)%    (50.52)%     26.85%          21.40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $212,863        $190,253    $312,377    $666,929        $163,872
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          2.01%(b)(c)     1.87%       1.64%       1.50%           1.60%(b)(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.29)%(c)      (1.31)%     (1.04)%     (0.93)%         (1.00)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        152%            189%        143%         90%             29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

()(a)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
()(b)After fee waivers and reimbursements. Ratio of expenses to average net assets prior to the fee waivers for 2003 and 1999 was 2.02% and 1.65% (annualized), respectively.
()(c)Ratios are based on average daily net assets of $188,668,082. ()(d)Annualized.
()(e)Not annualized for periods less than one year.

                                                                                           CLASS B
                                                             --------------------------------------------------------------------
                                                                                                                   JUNE 7, 1999
                                                                                                                 (DATE OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                             ------------------------------------------------      OCTOBER 31,
                                                               2003            2002        2001        2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   5.87        $   7.50    $  15.26    $  12.11        $  10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.13)          (0.17)      (0.18)      (0.18)          (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.82           (1.46)      (7.58)       3.33            2.15
=================================================================================================================================
    Total from investment operations                             1.69           (1.63)      (7.76)       3.15            2.11
=================================================================================================================================
Net asset value, end of period                               $   7.56        $   5.87    $   7.50    $  15.26        $  12.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
    Total return(a)                                             28.79%         (21.73)%    (50.85)%     26.01%          21.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $251,650        $223,666    $367,494    $748,480        $177,430
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          2.66%(b)(c)     2.53%       2.32%       2.17%           2.24%(b)(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.94)%(c)      (1.97)%     (1.72)%     (1.60)%         (1.64)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                        152%            189%        143%         90%             29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

()(a)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
()(b)After fee waivers and reimbursements. Ratio of expenses to average net assets prior to the fee waivers for 2003 and 1999 was 2.67% and 2.29% (annualized), respectively.
()(c)Ratios are based on average daily net assets of $224,179,024. ()(d)Annualized.
()(e)Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                   JUNE 7, 1999
                                                                                                                 (DATE OPERATIONS
                                                                        YEAR ENDED OCTOBER 31,                    COMMENCED) TO
                                                           ------------------------------------------------        OCTOBER 31,
                                                            2003           2002        2001          2000              1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  5.87        $  7.50    $  15.26      $  12.11          $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.13)         (0.17)      (0.19)        (0.17)           (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.82          (1.46)      (7.57)         3.32             2.15
=================================================================================================================================
    Total from investment operations                          1.69          (1.63)      (7.76)         3.15             2.11
=================================================================================================================================
Net asset value, end of period                             $  7.56        $  5.87    $   7.50      $  15.26          $ 12.11
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(a)                                              28.79%        (21.73)%    (50.85)%       26.01%           21.10%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $96,120        $87,938    $149,925      $309,821          $51,605
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                       2.66%(b)(c)    2.53%       2.32%         2.17%            2.24%(b)(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (1.94)%(c)     (1.97)%     (1.72)%       (1.60)%          (1.64)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                     152%           189%        143%           90%              29%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

()(a)Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
()(b)After fee waivers and reimbursements. Ratio of expenses to average net assets prior to the fee waivers for 2003 and 1999 was 2.67% and 2.29% (annualized), respectively.
()(c)Ratios are based on average daily net assets of $87,037,243.
()(d)Annualized.
()(e)Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO.

Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Dent Demographics Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Dent Demographics Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Dent Demographics Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ Ernst & Young LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
________________________________________________________________________________________________________________
================================================================================================================
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
________________________________________________________________________________________________________________
================================================================================================================
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
________________________________________________________________________________
================================================================================
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
--------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
--------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
________________________________________________________________________________
================================================================================
  Bob R. Baker(3) -- 1936         None
  Trustee
--------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
--------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
--------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
--------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
--------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
--------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
--------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
___________________________________________________________________________________________________________________
===================================================================================================================
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
--------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
--------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
--------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
--------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
--------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
--------------------------------------------------------------------------------

  OTHER OFFICERS
________________________________________________________________________________
================================================================================
--------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
--------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
--------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
--------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
--------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
--------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
--------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND          INVESTMENT ADVISOR           DISTRIBUTOR                     AUDITORS                        SUB-ADVISOR
11 Greenway Plaza           A I M Advisors, Inc.         A I M Distributors, Inc.        Ernst & Young LLP               H.S.
Suite 100                   11 Greenway Plaza            11 Greenway Plaza               5 Houston Center                Dent
Houston, TX 77046           Suite 100                    Suite 100                       1401 McKinney, Suite 1200       Advisors,
                            Houston, TX 77046            Houston, TX 77046-1173          Houston, TX 77010-4035          Inc.
                                                                                                                         6515
                                                                                                                         Gwin
                                                                                                                         Road
                                                                                                                         Oakland,
                                                                                                                         CA 94611
COUNSEL TO THE FUND         COUNSEL TO THE TRUSTEES      TRANSFER AGENT                  CUSTODIAN
Ballard Spahr               Kramer, Levin, Naftalis &    AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP    Frankel LLP                  P.O. Box 4739                   Trust Company
1735 Market Street          919 Third Avenue             Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103      New York, NY 10022-3852                                      Boston, MA 02110

            DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund                                           SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

                                                  AIMinvestments.com    DDT-AR-1

                                             YOUR GOALS. OUR SOLUTIONS.--Servicemark--
--------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Alternative   Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Investments   Management                  --Servicemark--
                               Plans    Accounts

                                                        AIM EMERGING GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






                 YOUR GOALS. OUR SOLUTIONS.  [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                  --Servicemark--

================================================================================
AIM EMERGING GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information       o The fund's investment return and           o The unmanaged Russell 2500--Registered
presented is as of 10/31/03 and is based     principal value will fluctuate, so an        Trademark-- Index measures the performance
on total net assets.                         investor's shares, when redeemed, may be     of the 2,500 smallest companies in the
                                             worth more or less than their original       Russell 3000 --Registered Trademark--
o AIM Emerging Growth Fund's performance     cost.                                        Index, which measures the performance of
figures are historical, and they reflect                                                  the 3,000 largest companies based on
fund expenses, the reinvestment of           o Industry classifications used in this      market capitalization; the Growth subset
distributions, and changes in net asset      report are generally according to the        measures the performance of Russell 2500
value.                                       Global Industry Classification Standard,     companies with higher price/book ratios
                                             which was developed by and is the            and higher forecasted growth values.
o When sales charges are included in         exclusive property and a service mark of
performance figures, Class A share           Morgan Stanley Capital International Inc.    o The unmanaged Standard & Poor's
performance reflects the maximum 5.50%       and Standard & Poor's.                       Composite Index of 500 Stocks (the S&P
sales charge, and Class B and Class C                                                     500--Registered Trademark--) is an index
share performance reflects the applicable    o The fund may participate in the initial    of common stocks frequently used as a
contingent deferred sales charge (CDSC)      public offering (IPO) market in some         general measure of U.S. stock market
for the period involved. The CDSC on         market cycles. Because of the fund's         performance.
Class B shares declines from 5% beginning    small asset base, any investment the fund
at the time of purchase to 0% at the         may make in IPOs may significantly affect    o Bloomberg, Inc. is a well-known
beginning of the seventh year. The CDSC      the fund's total return. As the fund's       independent financial research and
on Class C shares is 1% for the first        assets grow, the impact of IPO               reporting firm.
year after purchase. The performance of      investments will decline, which may
the fund's share classes will differ due     reduce the effect of IPO investments on      o A direct investment cannot be made in
to different sales charge structures and     the fund's total return.                     an index. Unless otherwise indicated,
class expenses.                                                                           index results include reinvested
                                             o Investing in small and mid-size            dividends, and they do not reflect sales
o Effective 9/30/03, Class B shares are      companies may involve risks not              charges or fund expenses.
not available as an investment for           associated with investing in more
retirement plans maintained pursuant to      established companies. Also, small           A description of the policies and
Section 401 of the Internal Revenue Code,    companies may have business risk,            procedures that the fund uses to
including 401(k) plans, money purchase       significant stock price fluctuations and     determine how to vote proxies relating to
pension plans and profit sharing plans.      illiquidity.                                 portfolio securities is available without
Plans that have existing accounts                                                         charge, upon request, by calling
invested in Class B shares will continue                                                  800-959-4246, or on the AIM Web site,
to be allowed to make additional purchases.                                               AIMinvestments.com.

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE              This report may be distributed only to shareholders or
=====================================================              to persons who have received a current prospectus of
AIMinvestments.com                                                 the fund.



TO OUR SHAREHOLDERS


                    DEAR FELLOW SHAREHOLDER IN                  new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered         harmful short-term trading. These steps include:
                    Trademark--:
                                                                   o Strengthening daily monitoring of trading activities.
                    As you may be aware, there has been a
[PHOTO OF           great deal of media coverage recently          o Imposing redemption fees on additional funds we believe
ROBERT H.           about the mutual fund industry and               may be vulnerable to harmful short-term trading activity.
GRAHAM]             allegations of improper activities by
                    certain individuals and companies. As          o Implementing an enhanced exchange policy (effective on
ROBERT H. GRAHAM    part of these widespread investigations,         or about March 1, 2004) designed to limit exchanges
                    INVESCO Funds Group (IFG), the former            between funds.
[PHOTO OF           adviser to certain INVESCO Funds, was
MARK H.             recently named as a defendant in               o Employing an enhanced fair value pricing policy on
WILLIAMSON]         separate civil enforcement actions by            certain foreign securities as well as certain illiquid
                    the U.S. Securities and Exchange                 securities.
MARK H. WILLIAMSON  Commission (SEC), the Office of the New
                    York Attorney General and the State of         None of these tools alone, nor all of them taken together,
Colorado over an issue known as "market timing." A number of    eliminate the possibility of short-term trading strategies
private class or derivative actions also were filed in the      that may be detrimental to a fund. Moreover, each of these
wake of the regulators' actions.                                tools involves judgments that are inherently subjective. We have always sought and continue to seek to make these
   Investors are understandably concerned and frustrated        judgments to the best of our abilities and in a manner that
about these reports, and we would like to take this             we believe is consistent with the best interests of our fund
opportunity to assure you that, based on an investigation       shareholders. And we remain committed to being as vigilant
conducted by an outside firm, IFG and its parent company,       as possible in the future to identify and address any
AMVESCAP PLC, believe that these civil actions are without      harmful market timing investors who have the potential to
merit. IFG is contesting the charges.                           harm our long-term fund shareholders.

   We encourage you to continue to monitor this situation,         We sincerely hope these developments and the media
particularly as IFG has the opportunity to address the          coverage surrounding them do not result in you or other
allegations that have been made. Current information will be    shareholders losing confidence in AIM or INVESCO Funds.
posted on our Web site at AIMinvestments.com. We will           Amidst this storm of controversy in the mutual fund
continue to communicate to you on our Web site about our        industry, we believe we can find encouragement in the
finding, and the actions we are taking to protect and           recovering economy and rising equity markets. As we write
promote the interests of our shareholders. The independent      this letter, for instance, the S&P 500--Registered
trustees of the funds are receiving regular reports from        Trademark-- Index is up approximately 23% year-to-date.
their independent counsel and outside counsel hired by          Although past performance is no guarantee of future results,
AMVESCAP PLC, the parent of AIM and IFG, to perform an          there appear to be indicators that the economy and stock
ongoing investigation of market timing.                         markets are showing signs of welcomed improvement. We
                                                                encourage you to read the enclosed discussion of your fund's
A COMPLEX ISSUE                                                 performance during this past reporting period.

Market timing is an investment technique not defined in any     OUR UNWAVERING COMMITMENT
regulation that involves frequent short-term trading of
mutual fund shares, sometimes with a goal to exploit            At AIM Investments, we have never wavered in our commitment
inefficiencies in the way mutual funds price their shares.      to helping you build solutions for your financial goals. Our
We recognize that fund management companies have tried to       company was founded on a core principle of integrity, and we
deal with this complex issue in various ways and believe        have always worked hard to earn the trust of our
that industry-wide guidance is in order. To that end, we        shareholders. We are committed to doing all we can to
welcome SEC Chairman William Donaldson's pledge to adopt new    maintain your trust and confidence.
rules designed to curb market timing abuses. Comprehensive
rulemaking is necessary and is the best way to establish new       Thank you for your continued participation in AIM
industry responsibilities designed to protect shareholders.     Investments. Please call your financial advisor or one of
We support practical rule changes and structural                our Client Service representatives at 800-959-4246 if you
modifications that are fair, enforceable and, most              have any further questions or concerns about your AIM
importantly, beneficial for investors.                          Investments account.

   AIM Investments has policies in place designed to            Sincerely,
identify, prevent and eliminate harmful trading or other
activities deemed to be detrimental to the funds. We have       /s/ ROBERT H. GRAHAM                        /s/ MARK H. WILLIAMSON
also recently taken additional steps--implemented               Robert H. Graham                            Mark H. Williamson
                                                                Chairman and President                      President and CEO
                                                                The AIM Family of Funds                     AIM Investments
                                                                --Registered Trademark--

                                                                December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


FUND DELIVERS POSITIVE RETURN                                                           consumer spending was generally
                                                                                        stronger, although the job market
This report covers the fiscal year ended       During this rally, the United States     remained weak.
October 31, 2003. During this period,       and its allies took military action
your fund recorded positive returns. At     against Iraq and ousted the regime of         All sectors of the S&P 500 recorded
net asset value, Class A shares produced    Saddam Hussein. The nation's gross          gains for the fiscal year. Information
a total return of 48.30% and                domestic product, generally considered      technology, materials and utilities were
outperformed its indexes.                   the broadest measure of economic            the top-performing sectors while
                                            activity, expanded at an annualized rate    telecommunication services,
MARKET CONDITIONS                           of 3.3% in the second quarter and 8.2%
                                            in the third quarter of 2003. As of the     ========================================
Amid a backdrop of generally improving      close of the fiscal year, 405 companies
economic conditions, the S&P 500 Index,     in the S&P 500 had reported                            SMALL- AND MID-CAP
frequently cited as a measure of the        third-quarter earnings. A total of 65.4%
performance of the U.S. stock market in     of those companies reported earnings                    STOCKS GENERALLY
general, returned 20.79% for the year       that exceeded expectations compared to
ended October 31, 2003. The index rose      60.2% for the third quarter of 2002,                 OUTPERFORMED LARGE-CAP
in November 2002, then declined over the    according to Bloomberg. The job market
next three months, dropping to its          remained weak, however, as the nation's                      STOCKS.
lowest level for the fiscal year on         unemployment rate stood at 6.0% at the
March 11, 2003. The index then rallied,     close of the reporting period.              ========================================
posting a gain of 32.67% from its low on
March 11 through the end of the                For most of the fiscal year, the         consumer staples and health care were
reporting period.                           Federal Reserve (the Fed) kept the          the weakest-performing sectors.
                                            short-term federal funds rate at 1.25%.
                                            On June 25, 2003, it lowered that rate         Small- and mid-cap stocks generally
                                            to 1.00%, its lowest level since 1958.      outperformed large-cap stocks. While the
                                            At the time, the Fed said it favored a      performance of large-cap growth and
                                            more expansive monetary policy because      large-cap value stocks was similar, mid-
                                            the economy had not yet exhibited           and small-cap growth stocks generally
                                            sustainable growth. By October, the Fed     outperformed their value counterparts by
                                            reported that economic expansion had        wider margins.
                                            increased and
                                                                                        YOUR FUND

                                                                                        At the close of the fiscal year, the
                                                                                        portfolio's three largest sector
                                                                                        weightings were in information
                                                                                        technology, consumer discretionary and
                                                                                        health care. These also were the sectors

===================================================================================================================================
PORTFOLIO COMPOSITION BY                    TOP 10 EQUITY HOLDINGS*                     TOP 10 INDUSTRIES*
INVESTMENT TYPE
                                             1. Lamar Advertising Co.     2.0%           1. Broadcasting & Cable TV         4.8%
TOTAL NUMBER OF HOLDINGS*          124
TOTAL NET ASSETS        $150.3 MILLION       2. UTStarcom, Inc.           1.9            2. Oil & Gas Drilling              4.6

                                             3. AGCO Corp.                1.8            3. Pharmaceuticals                 4.4

                                             4. AMIS Holdings, Inc.       1.7            4. Communication Equipment         4.0

                                             5. Caremark Rx, Inc.         1.7            5. Data Processing & Outsourced
                                                                                            Services                        3.6
                                             6. Fiserv Inc.               1.7
                                                                                         6. Packaged Foods                  3.1
                                             7. Patterson-UTI Energy Inc. 1.6
                                                                                         7. Oil & Gas Equipment & Services  3.0
                                             8. Nokia Oyj-ADR (Finland)   1.4
                                                                                         8. Biotechnology                   3.0
                                             9. Viacom Inc.-Class B       1.3
                                                                                         9. Semiconductor Equipment         3.0
                                            10. Pfizer Inc.               1.3
                                                                                        10. Advertising                     2.6

* Excludes money market fund holdings.

   The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

that contributed the most to fund              A stock that enhanced performance was                    KARL FARMER
performance while those that contributed    UTStarcom, a producer of                    [PHOTO OF       Mr. Farmer is a Chartered
the least were utilities,                   telecommunications equipment. In            KARL            Financial Analyst. Prior
telecommunications services and             October, UTStarcom reported its 15th        FARMER]         to joining AIM in July of
materials. Because health care was the      consecutive quarter of record earnings.                     1998, Mr. Farmer spent
fund's third-largest sector weighting,                                                  six years as a pension actuary with
its contribution to fund performance was       Detracting from fund performance was     William M. Mercer, Inc., focusing on
greater than certain other                  HCA, a hospital operator whose stock        retirement plans and other benefit
better-performing sectors, such as          declined sharply in March and April. The    programs. He earned a B.S. in economics
energy, which weren't as well               fund no longer holds this stock.            from Texas A&M University, graduating
represented in the portfolio. Although                                                  magna cum laude. He subsequently earned
materials was one of the                    IN CLOSING                                  his M.B.A. in finance from The Wharton
better-performing sectors, the portfolio                                                School at the University of
had relatively little exposure to this      We continue to work diligently to meet      Pennsylvania.
sector, so its impact on performance was    the fund's investment objective of
less than other sectors which were          growth of capital. Regardless of market                     JAY K. RUSHIN
better represented in the fund.             trends, we will adhere to the fund's        [PHOTO OF       Mr. Rushin is a Chartered
                                            strategy as outlined in its prospectus,     JAY K.          Financial Analyst. Mr.
   In response to improving economic        continuing to focus on the stocks of        RUSHIN]         Rushin began his investment
conditions, we increased the number of      companies that we believe have favorable                    career in 1994 when he
holdings in the portfolio, concentrating    growth prospects.                           joined AIM as a portfolio administrator.
on stocks of more economically sensitive                                                In 1996, he left AIM to work as an
companies. History has shown that these                                                 associate equity analyst at Prudential
stocks tend to perform better in an                                                     Securities. He returned to AIM as an
improving economic environment. However,         See important fund and index           equity analyst on AIM's small-cap funds
core-growth holdings, the stocks of             disclosures inside front cover.         in 1998 and was promoted to senior
companies with long-term records of                                                     analyst in 2000. He assumed his current
attractive earnings, continued to be                                                    duties as portfolio manager in 2001. A
well represented in the portfolio. We                                                   native of Gaithersburg, MD, Mr. Rushin
took advantage of a market sell-off in                                                  holds a B.A. in English from Florida
September to buy media, diversified                                                     State University.
financial services and semiconductor
stocks, which were favorably priced. We                                                 Assisted by Mid-Cap Growth Team
purchased these stocks on the belief
they could perform well in an improving
economic environment.

========================================
FUND VS. INDEXES
Total returns 10/31/02-10/31/03,
excluding sales charges
========================================
             [BAR CHART]

CLASS A SHARES                 48.30%

CLASS B SHARES                 47.41%

CLASS C SHARES                 47.41%

RUSSELL 2500 INDEX             41.69%

Source: Lipper, Inc.
========================================


                                   [GRAPHIC]
                                                      For More Information Visit

                                                              AIMinvestments.com

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
3/31/00-10/31/03

                                [MOUNTAIN CHART]

          Date     AIM Emerging      AIM Emerging     AIM Emerging      Russell
                   Growth Fund       Growth Fund      Growth Fund        2500
                  Class A Shares    Class B Shares   Class C Shares      Index
         3/31/00    $ 9450             $10000          $10000           $10000
         4/30/00      9119               9650            9640             9462
         5/31/00      8089               8550            8550             9008
         6/30/00     10413              10999           10990             9600
         7/31/00     10168              10730           10729             9356
         8/31/00     12265              12950           12940            10161
         9/30/00     11293              11910           11899             9831
        10/31/00      9932              10470           10459             9561
        11/30/00      7636               8051            8050             8719
        12/31/00      8121               8554            8553             9470
         1/31/01      8537               8985            8984             9782
         2/28/01      6790               7146            7145             9152
         3/31/01      6145               6462            6462             8650
         4/30/01      7058               7419            7407             9414
         5/31/01      6998               7345            7344             9697
         6/30/01      7435               7808            7796             9834
         7/31/01      7077               7430            7418             9483
         8/31/01      6264               6568            6567             9172
         9/30/01      4675               4908            4896             7985
        10/31/01      5419               5675            5674             8398
        11/30/01      6045               6337            6325             9077
        12/31/01      6472               6778            6767             9586
         1/31/02      6184               6473            6462             9467
         2/28/02      5419               5675            5674             9301
         3/31/02      6015               6284            6284             9944
         4/30/02      5757               6011            6010             9919
         5/31/02      5677               5937            5926             9628
         6/30/02      5102               5328            5317             9086
         7/31/02      4397               4582            4582             8001
         8/31/02      4238               4424            4424             8026
         9/30/02      3851               4014            4014             7390
        10/31/02      4090               4256            4256             7631
        11/30/02      4507               4687            4687             8254
        12/31/02      4278               4445            4445             7880
         1/31/03      4318               4487            4487             7671
         2/28/03      4199               4361            4351             7486
         3/31/03      4288               4456            4445             7558
         4/30/03      4596               4771            4760             8231
         5/31/03      5013               5202            5202             9041
         6/30/03      5211               5402            5401             9214
         7/31/03      5519               5728            5717             9709
         8/31/03      5837               6043            6043            10158
         9/30/03      5738               5937            5938            10020
        10/31/03    $ 6067             $ 6094          $ 6273           $10812   Source: Lipper, Inc.

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover. Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or sale of fund shares. Performance of the index does not reflect the effects of taxes.

   Results for B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the fund at the close of the reporting period and paid the applicable contingent deferred sales charges.

==============================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS               In addition to returns as of the close      Past performance cannot guarantee
including sales charges, as of 10/31/03    of the fiscal year, industry regulations    comparable future results. DUE TO
                                           require us to provide average annual        SIGNIFICANT MARKET VOLATILITY, RESULTS
CLASS A SHARES                             total returns as of 9/30/03, the most       OF AN INVESTMENT MADE TODAY MAY DIFFER
Inception (3/31/00)             -13.01%    recent calendar quarter-end.                SUBSTANTIALLY FROM THE HISTORICAL
1 Year                           40.14                                                 PERFORMANCE SHOWN. CALL YOUR FINANCIAL
                                           AVERAGE ANNUAL TOTAL RETURNS                ADVISOR FOR MORE CURRENT PERFORMANCE.
CLASS B SHARES
Inception (3/31/00)             -12.90%    including sales charges, as of 9/30/03,
1 Year                           42.41     the most recent calendar quarter-end.

CLASS C SHARES                             CLASS A SHARES
Inception (3/31/00)             -12.19%    Inception (3/31/00)            -14.67%
1 Year                           46.41     1 Year                          40.63

                                           CLASS B SHARES
                                           Inception (3/31/00)            -14.55%
                                           1 Year                          42.91

                                           CLASS C SHARES
                                           Inception (3/31/00)            -13.84%
                                           1 Year                          46.91
==============================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-91.12%

ADVERTISING-2.55%

Lamar Advertising Co.(a)                         100,000   $  3,030,000
-----------------------------------------------------------------------
Omnicom Group Inc.                                10,000        798,000
=======================================================================
                                                              3,828,000
=======================================================================

AEROSPACE & DEFENSE-0.47%

L-3 Communications Holdings, Inc.(a)              15,000        701,100
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.28%

V. F. Corp.                                       10,000        424,500
=======================================================================

APPLICATION SOFTWARE-1.63%

Citrix Systems, Inc.(a)                           40,000      1,011,200
-----------------------------------------------------------------------
Magma Design Automation, Inc.(a)                  20,000        484,600
-----------------------------------------------------------------------
Synopsys, Inc.(a)                                 30,000        951,600
=======================================================================
                                                              2,447,400
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.65%

Investors Financial Services Corp.                40,000      1,413,200
-----------------------------------------------------------------------
Janus Capital Group Inc.                          75,000      1,060,500
=======================================================================
                                                              2,473,700
=======================================================================

BIOTECHNOLOGY-2.97%

Amgen Inc.(a)                                     12,000        741,120
-----------------------------------------------------------------------
Angiotech Pharmaceuticals, Inc. (Canada)(a)       20,000        914,600
-----------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          15,000        818,700
-----------------------------------------------------------------------
ICOS Corp.(a)                                      9,000        420,480
-----------------------------------------------------------------------
Myogen, Inc.(a)                                   42,700        683,200
-----------------------------------------------------------------------
Serologicals Corp.(a)                             55,000        880,000
=======================================================================
                                                              4,458,100
=======================================================================

BROADCASTING & CABLE TV-4.79%

Clear Channel Communications, Inc.                45,000      1,836,900
-----------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                        25,000        553,000
-----------------------------------------------------------------------
Entravision Communications Corp.-Class A(a)       95,000        909,150
-----------------------------------------------------------------------
Radio One, Inc.-Class D(a)                        30,000        477,000
-----------------------------------------------------------------------
TiVo Inc.(a)                                      75,000        601,500
-----------------------------------------------------------------------
Univision Communications Inc.-Class A(a)          30,000      1,018,500
-----------------------------------------------------------------------
Westwood One, Inc.(a)                             60,000      1,795,800
=======================================================================
                                                              7,191,850
=======================================================================

COMMUNICATIONS EQUIPMENT-3.97%

Enterasys Networks, Inc.(a)                      125,000        487,500
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

McDATA Corp.-Class A(a)                           50,000   $    516,500
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                          125,000      2,123,750
-----------------------------------------------------------------------
UTStarcom, Inc.(a)                                90,000      2,835,000
=======================================================================
                                                              5,962,750
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.70%

Applied Films Corp.(a)                            30,000        940,500
-----------------------------------------------------------------------
Dot Hill Systems Corp.(a)                         35,000        469,350
-----------------------------------------------------------------------
Seagate Technology (Cayman Islands)               50,000      1,149,000
=======================================================================
                                                              2,558,850
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-1.80%

AGCO Corp.(a)                                    150,000      2,700,000
=======================================================================

CONSUMER FINANCE-1.74%

First Marblehead Corp. (The)(a)                   40,000        886,000
-----------------------------------------------------------------------
MBNA Corp.                                        70,000      1,732,500
=======================================================================
                                                              2,618,500
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.60%

DST Systems, Inc.(a)                              40,000      1,512,800
-----------------------------------------------------------------------
First Data Corp.                                  40,000      1,428,000
-----------------------------------------------------------------------
Fiserv, Inc.(a)                                   70,000      2,472,400
=======================================================================
                                                              5,413,200
=======================================================================

DEPARTMENT STORES-0.93%

Kohl's Corp.(a)                                   25,000      1,401,750
=======================================================================

DIVERSIFIED CHEMICALS-0.64%

Olin Corp.                                        55,000        957,550
=======================================================================

DIVERSIFIED COMMERCIAL SERVICES-1.44%

ARAMARK Corp.-Class B(a)                          25,000        668,000
-----------------------------------------------------------------------
ChoicePoint Inc.(a)                               20,000        700,800
-----------------------------------------------------------------------
Exult Inc.(a)                                    100,000        793,000
=======================================================================
                                                              2,161,800
=======================================================================

DRUG RETAIL-0.46%

Walgreen Co.                                      20,000        696,400
=======================================================================

ENVIRONMENTAL SERVICES-0.81%

Waste Connections, Inc.(a)                        35,000      1,213,800
=======================================================================

HEALTH CARE DISTRIBUTORS-0.68%

AmerisourceBergen Corp.                           10,000        567,700
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS-(CONTINUED)

McKesson Corp.                                    15,000   $    454,050
=======================================================================
                                                              1,021,750
=======================================================================

HEALTH CARE EQUIPMENT-0.55%

STERIS Corp.(a)                                   40,000        832,800
=======================================================================

HEALTH CARE FACILITIES-0.26%

Triad Hospitals, Inc.(a)                          12,500        384,125
=======================================================================

HEALTH CARE SERVICES-2.22%

Caremark Rx, Inc.(a)                             100,000      2,505,000
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          15,000        823,800
=======================================================================
                                                              3,328,800
=======================================================================

HEALTH CARE SUPPLIES-0.60%

Regeneration Technologies, Inc.(a)                75,000        900,000
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.50%

Intrawest Corp. (Canada)                          45,000        756,450
=======================================================================

HOUSEHOLD APPLIANCES-0.69%

Black & Decker Corp. (The)                        10,000        478,100
-----------------------------------------------------------------------
Maytag Corp.                                      22,000        558,800
=======================================================================
                                                              1,036,900
=======================================================================

HOUSEHOLD PRODUCTS-1.06%

Colgate-Palmolive Co.                             20,000      1,063,800
-----------------------------------------------------------------------
Kimberly-Clark Corp.                              10,000        528,100
=======================================================================
                                                              1,591,900
=======================================================================

HOUSEWARES & SPECIALTIES-1.14%

Newell Rubbermaid Inc.(a)                         75,000      1,710,000
=======================================================================

INDUSTRIAL GASES-0.45%

Airgas, Inc.                                      35,000        670,250
=======================================================================

INDUSTRIAL MACHINERY-0.96%

SPX Corp.(a)                                      30,000      1,443,600
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.75%

Telefonos de Mexico S.A. de C.V.-Series L-ADR
  (Mexico)                                        40,000      1,286,000
-----------------------------------------------------------------------
Verizon Communications Inc.                       40,000      1,344,000
=======================================================================
                                                              2,630,000
=======================================================================

INTERNET RETAIL-1.22%

InterActiveCorp.(a)                               50,000      1,835,500
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.05%

Bear Stearns Cos. Inc. (The)                      10,000        762,500
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     20,000      1,440,000
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE
INVESTMENT BANKING & BROKERAGE-(CONTINUED)

SoundView Technology Group, Inc.(a)               75,000   $    877,500
=======================================================================
                                                              3,080,000
=======================================================================

LEISURE PRODUCTS-0.77%

Mattel, Inc.                                      60,000      1,161,600
=======================================================================

MANAGED HEALTH CARE-1.14%

Anthem, Inc.(a)                                   25,000      1,710,750
=======================================================================

METAL & GLASS CONTAINERS-0.81%

Anchor Glass Container Corp.(a)                   75,000      1,211,250
=======================================================================

MOVIES & ENTERTAINMENT-2.22%

Pixar, Inc.(a)                                     9,000        619,290
-----------------------------------------------------------------------
Regal Entertainment Group-Class A                 35,000        717,500
-----------------------------------------------------------------------
Viacom Inc.-Class B                               50,000      1,993,500
=======================================================================
                                                              3,330,290
=======================================================================

MULTI-LINE INSURANCE-1.04%

American Financial Group, Inc.                    70,000      1,558,900
=======================================================================

OFFICE SERVICES & SUPPLIES-0.87%

Avery Dennison Corp.                              13,000        683,540
-----------------------------------------------------------------------
IKON Office Solutions, Inc.(a)                    75,000        630,000
=======================================================================
                                                              1,313,540
=======================================================================

OIL & GAS DRILLING-4.57%

Diamond Offshore Drilling, Inc.                   45,000        830,250
-----------------------------------------------------------------------
ENSCO International Inc.                          65,000      1,712,750
-----------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)              50,000      1,890,000
-----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     85,000      2,430,150
=======================================================================
                                                              6,863,150
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.99%

BJ Services Co.(a)                                15,000        492,150
-----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           40,000      1,712,800
-----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      60,000        523,800
-----------------------------------------------------------------------
Varco International, Inc.(a)                     100,000      1,759,000
=======================================================================
                                                              4,487,750
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.13%

Devon Energy Corp.                                35,000      1,697,500
=======================================================================

PACKAGED FOODS & MEATS-3.11%

General Mills, Inc.                               25,000      1,121,250
-----------------------------------------------------------------------
Hormel Foods Corp.                                30,000        740,700
-----------------------------------------------------------------------
Kraft Foods Inc.-Class A                          25,000        727,500
-----------------------------------------------------------------------
Smithfield Foods, Inc.(a)                         50,000      1,063,000
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------
PACKAGED FOODS & MEATS-(CONTINUED)

Unilever PLC-ADR (United Kingdom)                 30,000   $  1,026,000
=======================================================================
                                                              4,678,450
=======================================================================

PAPER PACKAGING-1.48%

Bemis Co., Inc.                                   25,000      1,156,000
-----------------------------------------------------------------------
Sonoco Products Co.                               50,000      1,063,500
=======================================================================
                                                              2,219,500
=======================================================================

PAPER PRODUCTS-0.78%

MeadWestvaco Corp.                                45,000      1,166,400
=======================================================================

PHARMACEUTICALS-4.35%

Abbott Laboratories                               30,000      1,278,600
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      30,000      1,500,300
-----------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)                      16,000        635,360
-----------------------------------------------------------------------
Medicines Co. (The)(a)                            18,000        479,700
-----------------------------------------------------------------------
MGI Pharma, Inc.(a)                               20,000        751,200
-----------------------------------------------------------------------
Pfizer Inc.                                       60,000      1,896,000
=======================================================================
                                                              6,541,160
=======================================================================

PROPERTY & CASUALTY INSURANCE-0.66%

Navigators Group, Inc. (The)(a)                   31,500        999,180
=======================================================================

PUBLISHING-0.84%

Gannett Co., Inc.                                 15,000      1,261,650
=======================================================================

RAILROADS-1.14%

Norfolk Southern Corp.                            85,000      1,712,750
=======================================================================

REGIONAL BANKS-0.27%

Texas Capital Bancshares, Inc.(a)                 30,000        408,000
=======================================================================

REINSURANCE-1.45%

Everest Re Group, Ltd. (Bermuda)                  10,000        829,500
-----------------------------------------------------------------------
PartnerRe Ltd. (Bermuda)                          25,000      1,356,750
=======================================================================
                                                              2,186,250
=======================================================================

RESTAURANTS-1.85%

Brinker International, Inc.(a)                    50,000      1,591,500
-----------------------------------------------------------------------
Darden Restaurants, Inc.                          35,000        733,250
-----------------------------------------------------------------------
Dave & Buster's, Inc.(a)                          35,000        460,250
=======================================================================
                                                              2,785,000
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.95%

ATMI, Inc.(a)                                     55,000      1,264,450
-----------------------------------------------------------------------
Cabot Microelectronics Corp.(a)                   20,000      1,140,000
-----------------------------------------------------------------------
Entegris Inc.(a)                                  85,000      1,118,600
-----------------------------------------------------------------------
KLA-Tencor Corp.(a)                               16,000        917,280
=======================================================================
                                                              4,440,330
=======================================================================

-----------------------------------------------------------------------
                                                              MARKET
                                                SHARES        VALUE

SEMICONDUCTORS-2.24%

AMIS Holdings, Inc.(a)                           125,000   $  2,518,750
-----------------------------------------------------------------------
Integrated Silicon Solution, Inc.(a)              30,000        423,600
-----------------------------------------------------------------------
Skyworks Solutions, Inc.(a)                       50,000        429,000
=======================================================================
                                                              3,371,350
=======================================================================

SOFT DRINKS-1.01%

Coca-Cola Enterprises Inc.                        75,000      1,512,000
=======================================================================

SPECIALTY CHEMICALS-0.44%

International Flavors & Fragrances Inc.           20,000        662,000
=======================================================================

SPECIALTY STORES-1.64%

Barnes & Noble, Inc.(a)                           25,000        745,000
-----------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                  40,000        608,000
-----------------------------------------------------------------------
Weight Watchers International, Inc.(a)            30,000      1,107,000
=======================================================================
                                                              2,460,000
=======================================================================

STEEL-0.63%

Worthington Industries, Inc.                      65,000        947,700
=======================================================================

SYSTEMS SOFTWARE-2.24%

Microsoft Corp.                                   60,000      1,569,000
-----------------------------------------------------------------------
Oracle Corp.(a)                                  150,000      1,794,000
=======================================================================
                                                              3,363,000
=======================================================================

THRIFTS & MORTGAGE FINANCE-0.64%

PMI Group, Inc. (The)                             25,000        955,750
=======================================================================

TRUCKING-1.34%

Overnite Corp.(a)                                 40,000        886,400
-----------------------------------------------------------------------
P.A.M. Transportation Services, Inc.(a)           60,000      1,134,000
=======================================================================
                                                              2,020,400
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.96%

America Movil S.A. de C.V.-Series L ADR
  (Mexico)                                        35,000        833,000
-----------------------------------------------------------------------
NII Holdings Inc.-Class B(a)                       8,000        616,720
=======================================================================
                                                              1,449,720
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $128,969,032)                         136,906,645
=======================================================================

MONEY MARKET FUNDS-6.74%

STIC Liquid Assets Portfolio(b)                5,063,454      5,063,454
-----------------------------------------------------------------------
STIC Prime Portfolio(b)                        5,063,454      5,063,454
=======================================================================
    Total Money Market Funds (Cost
      $10,126,908)                                           10,126,908
=======================================================================
TOTAL INVESTMENTS-97.86% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $139,095,940)               147,033,553
=======================================================================

                                                              MARKET
                                                SHARES        VALUE
-----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH
COLLATERAL FROM SECURITIES
LOANED

MONEY MARKET FUNDS-4.90%

STIC Liquid Assets Portfolio(b)(c)             7,368,309   $  7,368,309
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $7,368,309)                                       7,368,309
=======================================================================
TOTAL INVESTMENTS-102.76% (Cost $146,464,249)               154,401,862
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.76%)                        (4,151,359)
=======================================================================
NET ASSETS-100.00%                                         $150,250,503
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $128,969,032)*                               $136,906,645
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $17,495,217)                             17,495,217
-----------------------------------------------------------
Receivables for:
  Investments sold                               15,093,298
-----------------------------------------------------------
  Fund shares sold                                  181,845
-----------------------------------------------------------
  Dividends                                          59,188
-----------------------------------------------------------
Investment for deferred compensation plan            16,463
-----------------------------------------------------------
Other assets                                         15,810
===========================================================
  Total assets                                  169,768,466
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          11,663,123
-----------------------------------------------------------
  Fund shares reacquired                            173,022
-----------------------------------------------------------
  Deferred compensation plan                         16,463
-----------------------------------------------------------
  Collateral upon return of securities loaned     7,368,309
-----------------------------------------------------------
Accrued distribution fees                            85,663
-----------------------------------------------------------
Accrued trustees' fees                                3,500
-----------------------------------------------------------
Accrued transfer agent fees                         116,547
-----------------------------------------------------------
Accrued operating expenses                           91,336
===========================================================
    Total liabilities                            19,517,963
===========================================================
Net assets applicable to shares outstanding    $150,250,503
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $289,815,552
-----------------------------------------------------------
Undistributed net investment income (loss)          (20,376)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and option contracts   (147,482,286)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                      7,937,613
===========================================================
                                               $150,250,503
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 81,427,790
___________________________________________________________
===========================================================
Class B                                        $ 48,830,272
___________________________________________________________
===========================================================
Class C                                        $ 19,992,441
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          13,334,888
___________________________________________________________
===========================================================
Class B                                           8,181,661
___________________________________________________________
===========================================================
Class C                                           3,351,466
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       6.11
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.11 divided by
      94.50%)                                  $       6.47
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       5.97
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       5.97
___________________________________________________________
===========================================================

* At October 31, 2003, securities with an aggregate market value of $7,182,622 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,381)          $   576,707
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      133,492
-------------------------------------------------------------------------
Securities lending                                                 23,891
=========================================================================
    Total investment income                                       734,090
=========================================================================

EXPENSES:

Advisory fees                                                   1,059,148
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     67,088
-------------------------------------------------------------------------
Distribution fees
  Class A                                                         227,193
-------------------------------------------------------------------------
  Class B                                                         416,099
-------------------------------------------------------------------------
  Class C                                                         180,834
-------------------------------------------------------------------------
Transfer agent fees                                               803,786
-------------------------------------------------------------------------
Trustees' fees                                                     11,018
-------------------------------------------------------------------------
Other                                                             157,648
=========================================================================
    Total expenses                                              2,972,814
=========================================================================
Less: Fees waived and expense offset arrangements                  (4,923)
-------------------------------------------------------------------------
    Net expenses                                                2,967,891
=========================================================================
Net investment income (loss)                                   (2,233,801)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                        28,425,892
-------------------------------------------------------------------------
  Option contracts written                                        399,032
=========================================================================
                                                               28,824,924
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   21,408,256
=========================================================================
Net gain from investment securities and option contracts       50,233,180
=========================================================================
Net increase in net assets resulting from operations          $47,999,379
_________________________________________________________________________
=========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (2,233,801)   $ (2,977,371)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     28,824,924     (43,488,298)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  21,408,256       7,080,269
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 47,999,379     (39,385,400)
==========================================================================================
Share transactions-net:
  Class A                                                        4,435,295     (10,076,931)
------------------------------------------------------------------------------------------
  Class B                                                       (3,079,891)     (8,139,807)
------------------------------------------------------------------------------------------
  Class C                                                       (4,179,924)     (2,937,370)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (2,824,520)    (21,154,108)
==========================================================================================
    Net increase (decrease) in net assets                       45,174,859     (60,539,508)
==========================================================================================

NET ASSETS:

  Beginning of year                                            105,075,644     165,615,152
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(20,376) and $(14,890) for 2003 and 2002,
    respectively.)                                            $150,250,503    $105,075,644
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Emerging Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets plus 0.80% of the Fund's average daily net assets over $1 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding Rule 12b-1 fees, interest, taxes, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees and increases in expenses due to expenses due to offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A shares to 2.00%. Voluntary fee waivers and/ or reimbursements may be modified or discontinued at any time without further notice to investors. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $2,037.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as A I M Fund Service, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $442,346 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B and Class C shares paid $227,193, $416,099 and $180,834, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $30,155 in front-end sales commissions for the sale of Class A shares and $15,298, 158 and $2,859 from Class A, Class B and Class C shares, respectively, from CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $2,600 and reductions in custodian fees of $286 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,886.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,283 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $7,182,622 were on loan to brokers. The loans were secured by cash collateral of $7,368,309 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $23,891 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

                                                         CALL OPTION CONTRACTS
                                                         ----------------------
                                                         NUMBER OF    PREMIUMS
                                                         CONTRACTS    RECEIVED
-------------------------------------------------------------------------------
Beginning of year                                             --      $      --
-------------------------------------------------------------------------------
Written                                                    9,450        685,246
-------------------------------------------------------------------------------
Closed                                                    (6,950)      (502,703)
-------------------------------------------------------------------------------
Exercised                                                 (1,073)       (84,720)
-------------------------------------------------------------------------------
Expired                                                   (1,427)       (97,823)
===============================================================================
End of year                                                   --      $      --
_______________________________________________________________________________
===============================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments                                       $   7,428,287
------------------------------------------------------------------------------------------
Temporary book/tax differences                                                     (20,376)
------------------------------------------------------------------------------------------
Capital loss carryforward                                                     (146,972,960)
------------------------------------------------------------------------------------------
Shares of beneficial interest                                                  289,815,552
==========================================================================================
Total net assets                                                             $ 150,250,503
__________________________________________________________________________________________
==========================================================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2009                                                    $101,674,105
--------------------------------------------------------------------------------
October 31, 2010                                                      45,298,855
================================================================================
Total capital loss carryforward                                     $146,972,960
________________________________________________________________________________
================================================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $466,748,659 and $471,513,419, respectively.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities          $ 9,060,561
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (1,632,274)
===============================================================================
Net unrealized appreciation of investment securities                $ 7,428,287
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $146,973,575.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2003, undistributed net investment income was increased by $2,228,315, undistributed net realized gains (losses) remained unchanged and shares of beneficial interest decreased by $2,228,315. This reclassification had no effect on net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under some circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                         2003                           2002
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,150,001    $ 71,539,332      8,175,825    $ 45,450,141
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,662,059      13,233,376      1,711,610       9,848,093
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,160,403       5,839,097      1,313,206       7,417,468
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         165,304         856,537             --              --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (168,817)       (856,537)            --              --
========================================================================================================================
Reacquired:
  Class A                                                     (13,569,593)    (67,960,574)   (10,450,880)    (55,527,072)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,214,850)    (15,456,730)    (3,545,284)    (17,987,900)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,057,518)    (10,019,021)    (1,969,513)    (10,354,838)
========================================================================================================================
                                                                 (873,011)   $ (2,824,520)    (4,765,036)   $(21,154,108)
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                                        MARCH 31,2000
                                                                                                        (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              -----------------------------------       OCTOBER 31,
                                                               2003          2002          2001             2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  4.12       $  5.46       $ 10.50           $  10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)     (0.08)(a)     (0.10)             (0.04)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.06         (1.26)        (4.51)              0.54
========================================================================================================================
    Total from investment operations                             1.99         (1.34)        (4.61)              0.50
========================================================================================================================
Less distributions from net realized gains                         --            --         (0.43)                --
========================================================================================================================
Net asset value, end of period                                $  6.11       $  4.12       $  5.46           $  10.50
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 48.30%       (24.54)%      (45.37)%             5.00%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $81,428       $51,822       $81,114           $147,101
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          2.07%(c)      1.89%         1.71%(d)           1.68%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.48)%(c)    (1.54)%       (1.32)%            (1.04)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                        414%          407%          242%               111%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $64,912,379.
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 1.83%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS B
                                                              ----------------------------------------------------------
                                                                                                        MARCH 31,2000
                                                                                                        (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              -----------------------------------       OCTOBER 31,
                                                               2003          2002          2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  4.05       $  5.40       $ 10.47           $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.02         (1.23)        (4.50)             0.54
========================================================================================================================
    Total from investment operations                             1.92         (1.35)        (4.64)             0.47
========================================================================================================================
Less distributions from net realized gains                         --            --         (0.43)               --
________________________________________________________________________________________________________________________
========================================================================================================================
Net asset value, end of period                                $  5.97       $  4.05       $  5.40           $ 10.47
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 47.41%       (25.00)%      (45.81)%            4.70%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $48,830       $36,060       $58,019           $94,740
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          2.72%(c)      2.55%         2.36%(d)          2.37%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.13)%(c)    (2.19)%       (1.98)%           (1.73)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                        414%          407%          242%              111%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $41,609,853
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                                        MARCH 31,2000
                                                                                                        (DATE OPERATIONS
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              -----------------------------------       OCTOBER 31,
                                                               2003          2002          2001            2000
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  4.05       $  5.40       $ 10.46           $ 10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.10)(a)     (0.12)(a)     (0.14)            (0.07)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.02         (1.23)        (4.49)             0.53
========================================================================================================================
    Total from investment operations                             1.92         (1.35)        (4.63)             0.46
========================================================================================================================
Less distributions from net realized gains                         --            --         (0.43)               --
========================================================================================================================
Net asset value, end of period                                $  5.97       $  4.05       $  5.40           $ 10.46
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                 47.41%       (25.00)%      (45.76)%            4.60%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,992       $17,194       $26,483           $41,361
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                          2.72%(c)      2.55%         2.36%(d)          2.37%(e)
========================================================================================================================
Ratio of net investment income (loss) to average net assets     (2.13)%(c)    (2.19)%       (1.98)%           (1.73)%(e)
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate(f)                                        414%          407%          242%              111%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $18,083,423
(d) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.48%.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 13--SUBSEQUENT EVENTS


Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Emerging Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Emerging Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Emerging Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003


The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035
COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

       DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                     FIXED INCOME

AIM Aggressive Growth Fund              AIM Asia Pacific Growth Fund                   TAXABLE
AIM Balanced Fund*                      AIM Developing Markets Fund
AIM Basic Balanced Fund*                AIM European Growth Fund                       AIM Floating Rate Fund
AIM Basic Value Fund                    AIM European Small Company Fund                AIM High Yield Fund
AIM Blue Chip Fund                      AIM Global Aggressive Growth Fund              AIM Income Fund
AIM Capital Development Fund            AIM Global Growth Fund                         AIM Intermediate Government Fund
AIM Charter Fund                        AIM Global Trends Fund                         AIM Limited Maturity Treasury Fund
AIM Constellation Fund                  AIM Global Value Fund(4)                       AIM Money Market Fund
AIM Dent Demographic Trends Fund        AIM International Emerging Growth Fund         AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)        AIM International Growth Fund                  AIM Total Return Bond Fund
AIM Emerging Growth Fund                AIM Trimark Fund                               INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund          INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                              TAX-FREE
AIM Libra Fund                                      SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                           AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund            AIM Global Health Care Fund                    AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                 AIM Real Estate Fund                           AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                INVESCO Advantage Health Sciences Fund         AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund               INVESCO Energy Fund
AIM Opportunities III Fund              INVESCO Financial Services Fund
AIM Premier Equity Fund                 INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                  INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)            INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)            INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund               INVESCO Technology Fund
AM Trimark Small Companies Fund         INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

                                                 AIMinvestments.com     EMG-AR-1


                                                    YOUR GOALS. OUR SOLUTIONS.--Servicemark--
---------------------------------------------------------------------------------------------
Mutual  Retirement   Annuities  College  Separately    Offshore     Alternative    Cash         AIM INVESTMENT LOGO APPEARS HERE]
Funds   Products                Savings  Managed       Products     Investments    Management           --Servicemark--
                                Plans    Accounts

                                                       AIM LARGE CAP GROWTH FUND
                                Annual Report to Shareholders o October 31, 2003






                                 [COVER IMAGE]






YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
    --Servicemark--                                    --Servicemark--

================================================================================
AIM LARGE CAP GROWTH FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information      IPO investments on the fund's                o The unmanaged Lipper Large-Cap Growth
presented is as of 10/31/03 and is based    performance, please see the fund's           Fund Index represents an average of the
on total net assets.                        prospectus.                                  performance of the 30 largest
                                                                                         large-capitalization growth funds
o AIM Large Cap Growth Fund's performance   o Class R shares are available only to       tracked by Lipper, Inc., an independent
figures are historical, and they reflect    certain retirement plans. Please see the     mutual fund performance monitor.
fund expenses, the reinvestment of          prospectus for more information. Class R
distributions, and changes in net asset     shares are sold at net asset value, that     o A direct investment cannot be made in
value.                                      is, without up-front sales charges.          an index. Unless otherwise indicated,
                                                                                         index results include reinvested
o When sales charges are included in        o Investor Class shares are closed to        dividends, and they do not reflect sales
performance figures, Class A share          most investors. For more information on      charges. Performance of an index of
performance reflects the maximum 5.50%      who may continue to invest in the            funds reflects fund expenses;
sales charge, and Class B and Class C       Investor Class shares, please see the        performance of a market index does not.
share performance reflects the applicable   appropriate prospectus.
contingent deferred sales charge (CDSC)                                                  A description of the policies and
for the period involved. The CDSC on        o The fund's investment return and           procedures that the fund uses to
Class B shares declines from 5%             principal value will fluctuate, so an        determine how to vote proxies relating
beginning at the time of purchase to 0%     investor's shares, when redeemed, may be     to portfolio securities is available
at the beginning of the seventh year.       worth more or less than their original       without charge, upon request, by calling
The CDSC on Class C shares is 1% for the    cost.                                        800-959-4246, or on the AIM Web site,
first year after purchase. The                                                           AIMinvestments.com.
performance of the fund's share classes     o Industry classifications used in this
will differ due to different sales          report are generally according to the
charge structures and class expenses.       Global Industry Classification Standard,
                                            which was developed by and is the
o Effective 9/30/03, Class B shares are     exclusive property and a service mark of
not available as an investment for          Morgan Stanley Capital International
retirement plans maintained pursuant to     Inc. and Standard & Poor's.
Section 401 of the Internal Revenue
Code, including 401(k) plans, money         o The unmanaged Standard & Poor's
purchase pension plans and profit           Composite Index of 500 Stocks (the S&P
sharing plans. Plans that have existing     500--Registered Trademark--) is an index
accounts invested in Class B shares will    of common stocks frequently used as a
continue to be allowed to make              general measure of U.S. stock market
additional purchases.                        performance.

o A significant portion of the fund's       o The unmanaged Russell 1000
returns during certain periods was          --Registered Trademark-- Index
attributable to its investments in          represents the performance of the stocks
initial public offerings (IPOs). These      of large-capitalization companies. The
investments had a magnified impact when     unmanaged Russell 1000 --Registered
the fund's asset base was relatively        Trademark-- Growth Index is a subset of
small. As the fund's assets grow, the       the unmanaged Russell 1000 Index; the
impact of IPO investments will decline,     Growth subset measures the performance
which may reduce the effect of IPO          of Russell 1000 companies with higher
investments on the fund's total return.     price/book ratios and higher forecasted
For additional information regarding the    growth values.
impact of




===================================================
NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE                 This report may be distributed only to shareholders or to
===================================================                 persons who have received a current prospectus of the fund.

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                   new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered          harmful short-term trading. These steps include:
                    Trademark--:
                                                                    o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently           o  Imposing redemption fees on additional funds we believe
GRAHAM]             about the mutual fund industry and                 may be vulnerable to harmful short-term trading
                    allegations of improper activities by              activity.
ROBERT H. GRAHAM    certain individuals and companies. As
                    part of these widespread                        o  Implementing an enhanced exchange policy (effective on
[PHOTO OF           investigations, INVESCO Funds Group                or about March 1, 2004) designed to limit exchanges
MARCK H.            (IFG), the former adviser to certain               between funds.
WILLIAMSON          INVESCO Funds, was recently named as a
                    defendant in separate civil enforcement         o  Employing an enhanced fair value pricing policy on
MARK H. WILLIAMSON  actions by the U.S. Securities and                 certain foreign securities as well as certain illiquid
                    Exchange Commission (SEC), the Office              securities.
                    of the New York Attorney General and
the State of Colorado over an issue known as "market                None of these tools alone, nor all of them taken together,
timing." A number of private class or derivative actions         eliminate the possibility of short-term trading strategies
also were filed in the wake of the regulators' actions.          that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We
   Investors are understandably concerned and frustrated         have always sought and continue to seek to make these
about these reports, and we would like to take this              judgments to the best of our abilities and in a manner that
opportunity to assure you that, based on an investigation        we believe is consistent with the best interests of our fund
conducted by an outside firm, IFG and its parent company,        shareholders. And we remain committed to being as vigilant as
AMVESCAP PLC, believe that these civil actions are without       possible in the future to identify and address any harmful
merit. IFG is contesting the charges.                            market timing investors who have the potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the              We sincerely hope these developments and the media
allegations that have been made. Current information will be     coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will            shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our         Amidst this storm of controversy in the mutual fund industry,
finding, and the actions we are taking to protect and promote    we believe we can find encouragement in the recovering
the interests of our shareholders. The independent trustees      economy and rising equity markets. As we write this letter,
of the funds are receiving regular reports from their            for instance, the S&P 500--Registered Trademark-- Index is up
independent counsel and outside counsel hired by AMVESCAP        approximately 23% year-to-date. Although past performance is
PLC, the parent of AIM and IFG, to perform an ongoing            no guarantee of future results, there appear to be indicators
investigation of market timing.                                  that the economy and stock markets are showing signs of
                                                                 welcomed improvement. We encourage you to read the enclosed
A COMPLEX ISSUE                                                  discussion of your fund's performance during this past
                                                                 reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of          OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares. We    At AIM Investments, we have never wavered in our commitment
recognize that fund management companies have tried to deal      to helping you build solutions for your financial goals. Our
with this complex issue in various ways and believe that         company was founded on a core principle of integrity, and we
industry-wide guidance is in order. To that end, we welcome      have always worked hard to earn the trust of our
SEC Chairman William Donaldson's pledge to adopt new rules       shareholders. We are committed to doing all we can to
designed to curb market timing abuses. Comprehensive             maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.         Thank you for your continued participation in AIM
We support practical rule changes and structural                 Investments. Please call your financial advisor or one of our
modifications that are fair, enforceable and, most               Client Service representatives at 800-959-4246 if you have
importantly, beneficial for investors.                           any further questions or concerns about your AIM Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other         Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented                /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON
                                                                 Chairman and President              President and CEO
                                                                 The AIM Family of Funds             AIM Investments
                                                                 --Registered Trademark--

                                                                 December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FUND OUTPERFORMS INDEX OF PEERS                                                          YOUR FUND

This report covers the fiscal year ended    The S&P 500 Index, frequently cited as a     AIM Large Cap Growth's objective,
October 31, 2003. Class A shares of AIM     measure of the performance of the U.S.       strategies, and processes remained
Large Cap Growth Fund returned 20.49% at    stock market in general, returned 20.79%     unchanged throughout the fiscal year.
net asset value, that is, excluding sales   for the year ended October 31, 2003. All     The fund's portfolio is built using a
charges, for the year. This return is in    sectors of the S&P 500 recorded gains for    stock-by-stock analysis, so when
line with the return for the same period    the year.                                    holdings and sector weightings change,
of the fund's broad market index and                                                     it is a result of our individual stock
slightly under its style-specific index.       For most of the fiscal year, the          selection process.
It exceeds its peer-group index, the        Federal Reserve Board (the Fed) kept the
Lipper Large-Cap Growth Fund Index, which   short-term federal funds rate at 1.25%.         When the fiscal year began, we
returned 18.51%. (A table comparing the     On June 25, 2003, it lowered that rate       characterized the fund as being
fund's performance to that of its indexes   to 1.00%, its lowest level since 1958.       relatively conservatively positioned. By
is found on page 3.)                        The Fed said it favored a more expansive     this we mean that our more aggressive,
                                            monetary policy because the economy had      cyclical, or economically sensitive
MARKET CONDITIONS                           not yet exhibited sustainable growth.        holdings were balanced by our more
                                            The Fed met three times between June 25      defensive, less economically sensitive
Gross domestic product (GDP) growth         and the close of the fiscal year, but it     holdings.
improved over the reporting period. The     did not change the federal funds rate.
annualized GDP growth for both the last                                                     Information technology and consumer
quarter of 2002 and the first quarter of                                                 discretionary are considered economically
2003 was 1.4%. For second-quarter 2003,        The job market was comparatively weak     sensitive holdings because the amount of
it was 3.3%, annualized. On November 25,    throughout the period, with the U.S.         money that businesses and consumers have
after the close of the reporting period,    unemployment rate measuring 6.0% for the     to spend can drastically affect the
the preliminary estimate for                last two months of 2002, reaching a high     returns of these sectors. By contrast,
third-quarter GDP growth was announced      for the reporting period of 6.4% in          health care and consumer staples are
as 8.2%, annualized.                        June, and declining in August and            defensive, or less economically sensitive,
                                            October to end the period at 6.0%.           because certain expenditures will be made
                                                                                         even in a poor economy.

                                                                                            During the fiscal year, more
                                                                                         aggressive holdings began meeting our
                                                                                         selection criteria, and we began adding
                                                                                         to our holdings in information technology
                                                                                         and consumer

===================================================================================================================================
PORTFOLIO COMPOSITION BY SECTOR*            TOP 10 EQUITY HOLDINGS*                      TOP 10 INDUSTRIES*

Consumer Discretionary          19.7%        1. Intel Corp.                 4.8%          1. Systems Software                 9.4%

Consumer Staples                 4.0         2. Cisco Systems, Inc.         4.0           2. Semiconductors                   7.9

Financials                       6.4         3. Microsoft Corp.             3.4           3. Health Care Equipment            7.1

Health Care                     18.4         4. Dell Inc.                   2.6           4. Communications Equipment         7.0

Industrials                      7.3         5. VERITAS Software Corp.      2.5           5. Computer Storage & Peripherals   4.5

Information Technology          39.6         6. Yahoo! Inc.                 2.4           6. Specialty Stores                 4.3

Telecommunication Services       1.8         7. Amazon.com, Inc.            2.2           7. Diversified Commercial Services  4.0

                                             8. Cendant Corp.               2.2           8. Consumer Finance                 3.9

                                             9. Boston Scientific Corp.     2.2           9. Pharmaceuticals                  3.3

                                            10. EMC Corp.                   2.2          10. Biotechnology                    3.2

                                                                                         TOTAL NUMBER OF HOLDINGS*             77

                                                                                         TOTAL NET ASSETS          $322.6 MILLION
* Excludes money market funds and is based on total net assets.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

discretionary. Conversely, we reduced       advertising. Yahoo! reported a 43%           be slow. However, we believe that, for
our holdings in the more defensive          increase in its third-quarter 2003 net       most investors, the inclusion of an
sectors, health care and consumer           revenues when compared to the same           actively managed fund that invests in
staples.                                    period of 2002.                              large-cap market leaders could be an
                                                                                         important part of a diversified
   Stocks that contributed positively to       AIM Large Cap Growth Fund has a           investment portfolio. We appreciate your
the portfolio's return for the period       strong sell discipline, evidenced by the     continued investment in AIM Large Cap
include holdings in the information         fact that the five largest detractors to     Growth Fund.
technology, consumer discretionary and      fund performance for the fiscal year
health care sectors. Two                    were no longer held by the fund as of           See important fund and index
Internet-related stocks provided            October 31, 2003, because these holdings        disclosures inside front cover.
excellent returns.                          no longer met our investment criteria.
                                            One company that detracted from fund
   Internet retailer Amazon.com, in the     performance during the third quarter,
consumer discretionary sector, began as     which we still held at the end of the
an online bookstore and has expanded to     period, is health care sector holding
offer a wide variety of products and        St. Jude Medical. St. Jude Medical
services. In its earnings report for the    manufactures devices to treat
quarter ended September 30, 2003, Amazon    cardiovascular disease. Though it
reported net sales of $1.3 billion, a       experienced a dip in its stock price in
33% increase over net sales for the same    September, by the close of the fiscal
quarter of the previous year.               year, it had made up the ground it had
                                            lost.
   In the information technology sector,
Internet software and services provider     IN CLOSING                                                 For More Information Visit
Yahoo! Inc., is the top Internet portal,                                                  [GRAPHIC]
offering its registered users               We are encouraged by the most recent                       AIMinvestments.com
personalized Web pages, e-mail, chat        earnings reports and the positive
rooms and message boards. In July,          economic news of late. We are pleased to
Yahoo! inked an agreement to acquire        be able to report positive, double-digit
Overture, Inc., a global leader in          returns for the fiscal year. We believe
commercial Internet search services,        that market volatility will continue to
thereby making Yahoo! the largest player    be a factor and that complete recovery
in global Internet                          may

================================================================================================================================


FUND VS. INDEXES

Total returns 10/31/02-10/31/03,                              GEOFFREY V. KEELING
excluding sales charges                         [PHOTO OF     Geoff Keeling, Chartered Financial Analyst, is co-manager of AIM Large
===========================================     GEOFFREY V.   Cap Growth Fund. Mr. Keeling joined AIM in 1995 as an equity analyst
CLASS A SHARES                       20.49%     KEELING       specializing in large-cap stocks. He assumed his present
CLASS B SHARES                       19.58                    responsibilities in 1999.
CLASS C SHARES                       19.56                       Mr. Keeling received a B.B.A. in finance from The University of
CLASS R SHARES                       20.35                    Texas at Austin.
INVESTOR CLASS SHARES*               20.49
S&P 500 INDEX
(BROAD MARKET INDEX)                 20.79
RUSSELL 1000 GROWTH INDEX                                     ROBERT L. SHOSS
(STYLE-SPECIFIC INDEX)               21.81      [PHOTO OF     Robert Shoss is co-manager of AIM Large Cap Growth Fund. Mr. Shoss
LIPPER LARGE-CAP GROWTH FUND INDEX              ROBERT L.     joined AIM in 1995 as an analyst. In 1999, he was promoted to his
(PEER-GROUP INDEX)                   18.51      SHOSS         current position.
                                                                 Mr. Shoss received a bachelor's degree from The University of Texas
Source: Lipper, Inc.                                          at Austin and an M.B.A. and a J.D. from the University of Houston.
===========================================
                                                              Assisted by the Large Cap Growth Team.
*The one-year return shown for Investor
Class shares is the blended return of
Investor Class shares since their inception
and the restated one-year performance of
the fund's Class A shares at the net asset
value, adjusted to reflect the higher Rule
12b-1 fees applicable to Class A shares.
Investor Class shares would have different
returns because, although the shares are
invested in the same portfolio of
securities, the Investor Class has a
different expense structure. The inception
date of the fund's Class A shares is
3/1/99. The inception date of the fund's
Investor Class shares is 9/30/03.


FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM LARGE CAP GROWTH FUND VS. BENCHMARK INDEXES  3/1/99-10/31/03


                          DATE       AIM LARGE CAP     LIPPER LARGE-CAP
                                     GROWTH FUND         GROWTH FUND        RUSSELL 1000     RUSSELL 1000      S&P 500
                                     CLASS A SHARES         INDEX           GROWTH INDEX        INDEX           INDEX
                          3/1/1999       $ 9450           $10000              $10000           $10000          $10000
                         3/31/1999        10116            10568               10527            10383           10400
                         4/30/1999         9935            10605               10540            10817           10803
                         5/31/1999         9621            10253               10216            10584           10548
                         6/30/1999        10354            10966               10932            11123           11132
                         7/31/1999        10098            10622               10584            10783           10786
                         8/31/1999        10117            10624               10757            10682           10732
                         9/30/1999        10098            10516               10531            10389           10438
                        10/31/1999        10745            11323               11327            11087           11099
                        11/30/1999        11458            11882               11938            11372           11324
                        12/31/1999        13180            13202               13179            12057           11990
                         1/31/2000        13313            12672               12561            11564           11388
                         2/29/2000        16092            13338               13175            11533           11173
                         3/31/2000        16692            14274               14119            12584           12265
[MOUNTAIN CHART]         4/30/2000        15808            13170               13447            12164           11896
                         5/31/2000        14818            12412               12770            11849           11652
                         6/30/2000        16778            13233               13737            12152           11939
                         7/31/2000        16911            12965               13165            11950           11753
                         8/31/2000        19529            14086               14357            12834           12482
                         9/30/2000        18578            13012               12999            12238           11823
                        10/31/2000        16883            12324               12384            12091           11773
                        11/30/2000        13809            10670               10558            10985           10846
                        12/31/2000        14303            10604               10224            11118           10899
                         1/31/2001        13770            10912               10930            11484           11285
                         2/28/2001        10762             9223                9075            10413           10257
                         3/31/2001         9402             8265                8087             9721            9608
                         4/30/2001        10497             9152                9110            10502           10354
                         5/31/2001        10258             9083                8976            10573           10423
                         6/30/2001         9954             8821                8768            10334           10170
                         7/31/2001         9582             8505                8549            10193           10069
                         8/31/2001         8812             7858                7850             9572            9440
                         9/30/2001         7936             7068                7066             8760            8677
                        10/31/2001         8393             7361                7437             8943            8843
                        11/30/2001         9049             8036                8151             9631            9521
                        12/31/2001         9135             8073                8136             9734            9605
                         1/31/2002         9021             7890                7992             9610            9465
                         2/28/2002         8517             7564                7661             9419            9282
                         3/31/2002         8984             7868                7926             9806            9631
                         4/30/2002         8365             7344                7279             9244            9047
                         5/31/2002         8184             7210                7103             9163            8981
                         6/30/2002         7670             6623                6446             8486            8341
                         7/31/2002         7147             6125                6091             7858            7691
                         8/31/2002         7156             6159                6109             7899            7742
                         9/30/2002         6671             5562                5476             7051            6901
                        10/31/2002         7014             5990                5978             7637            7508
                        11/30/2002         7062             6238                6303             8084            7949
                        12/31/2002         6719             5803                5867             7626            7483
                         1/31/2003         6586             5670                5725             7441            7287
                         2/28/2003         6624             5609                5699             7326            7178
                         3/31/2003         6767             5714                5805             7402            7247
                         4/30/2003         7129             6132                6234             8000            7844
                         5/31/2003         7529             6433                6545             8456            8257
                         6/30/2003         7586             6486                6635             8567            8362
                         7/31/2003         7748             6674                6800             8738            8510
                         8/31/2003         7995             6838                6969             8915            8675
                         9/30/2003         7843             6693                6895             8824            8583
                        10/31/2003       $ 8449           $ 7099              $ 7282           $ 9341          $ 9069

Source: Lipper, Inc.


Since the last reporting period, the fund has elected to use the S&P 500 as its broad-based market index since the S&P 500 is such a widely recognized gauge of the U.S. equity market. The fund will no longer measure its performance against the Russell 1000 Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index. The fund has also included a style-specific index, the Russell 1000 Growth Index. The fund believes this index more closely reflects the performance of the securities in which the fund invests. In addition, the unmanaged Lipper Large-Cap Growth Fund Index, which may or may not include AIM Large Cap Growth Fund, is included for comparison to a peer group.

     Your fund's total return includes sales charges, expenses and management fees.

     The performance of the fund's share classes will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.

     Performance shown in the chart and table does not reflect deduction of taxes a shareholder would pay on fund distributions or on sale of fund shares. Performance of the indexes does not reflect the effects of taxes.

Past performance cannot guarantee comparable future results. DUE TO SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.


==================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                In addition to fund returns as of the        INVESTOR CLASS SHARES**
As of 10/31/03, including sales charges     close of the fiscal year, industry           Inception                          -3.99%
CLASS A SHARES                              regulations require us to provide               1 Year                          17.55
Inception (3/1/99)               -3.55%     average annual total returns (including
   1 Year                        13.85      sales charges) for periods ended             * The returns shown for these periods
                                            9/30/03, the most recent calendar            are the blended returns of the
CLASS B SHARES                              quarter-end, which were as follows.          historical performance of the fund's
Inception (4/5/99)               -5.67%                                                  Class R shares since their inception and
   1 Year                        14.58      AVERAGE ANNUAL TOTAL RETURNS                 the restated historical performance of
                                            As of 9/30/03, including sales charges       the fund's Class A shares (for the
CLASS C SHARES                                                                           periods prior to inception of the Class
Inception (4/5/99)               -5.23%     CLASS A SHARES                               R shares) at net asset value, adjusted
   1 Year                        18.56      Inception (3/1/99)             -5.17%        to reflect the higher Rule 12b-1 fees
                                               1 Year                      11.05         applicable to the Class R shares. The
CLASS R SHARES*                                                                          inception date of Class A shares is
Inception                        -2.49%     CLASS B SHARES                               3/1/99. The inception date of the fund's
   1 Year                        20.35      Inception (4/5/99)             -7.33%        Class R shares is 6/3/02.
                                               1 Year                      11.64
INVESTOR CLASS SHARES**                                                                     ** The returns shown as of 10/31/03
Inception                        -2.37%     CLASS C SHARES                               are the blended returns of the
   1 Year                        20.49      Inception (4/5/99)             -6.89%        historical performance of Investor Class
                                               1 Year                      15.62         shares since their inception and the
                                                                                         restated historical performance of the
                                            CLASS R SHARES*                              fund's Class A shares (for the periods
                                            Inception                      -4.12%        prior to inception of the Investor Class
                                               1 Year                      17.40         shares) at net asset value and reflect
                                                                                         the higher Rule 12b-1 fees applicable to
                                                                                         Class A shares. Investor Class shares
                                                                                         would have different returns because,
                                                                                         although the shares are invested in the
                                                                                         same portfolio of securities, the
                                                                                         Investor Class has a different expense
                                                                                         structure. The inception date of the
                                                                                         fund's Class A shares is 3/1/99. The
                                                                                         inception date of the fund's Investor
                                                                                         Class shares is 9/30/03. Because 9/30/03
                                                                                         is the inception date of the Investor
                                                                                         Class shares, performance as of 9/30/03
                                                                                         is the restated historical performance
                                                                                         of the fund's Class A shares as
                                                                                         described.
==================================================================================================================================

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.13%

AEROSPACE & DEFENSE-0.71%

United Technologies Corp.                         27,000    $  2,286,630
========================================================================

APPAREL RETAIL-0.77%

Gap, Inc. (The)                                  131,000       2,499,480
========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.45%

Coach, Inc.(a)                                   132,000       4,682,040
========================================================================

APPLICATION SOFTWARE-1.28%

Amdocs Ltd. (United Kingdom)(a)                   91,000       1,952,860
------------------------------------------------------------------------
SAP A.G.-ADR (Germany)                            60,000       2,192,400
========================================================================
                                                               4,145,260
========================================================================

BIOTECHNOLOGY-3.17%

Amgen Inc.(a)                                     59,000       3,643,840
------------------------------------------------------------------------
Genentech, Inc.(a)                                80,300       6,582,191
========================================================================
                                                              10,226,031
========================================================================

CASINOS & GAMING-2.04%

International Game Technology                    201,200       6,589,300
========================================================================

COMMUNICATIONS EQUIPMENT-6.96%

Cisco Systems, Inc.(a)                           611,200      12,822,976
------------------------------------------------------------------------
Corning Inc.(a)                                  230,000       2,525,400
------------------------------------------------------------------------
Juniper Networks, Inc.(a)                        188,000       3,382,120
------------------------------------------------------------------------
QLogic Corp.(a)                                   35,000       1,961,750
------------------------------------------------------------------------
UTStarcom, Inc.(a)                                56,000       1,764,000
========================================================================
                                                              22,456,246
========================================================================

COMPUTER & ELECTRONICS RETAIL-2.13%

Best Buy Co., Inc.                               118,000       6,880,580
========================================================================

COMPUTER HARDWARE-2.58%

Dell Inc.(a)                                     230,900       8,340,108
========================================================================

COMPUTER STORAGE & PERIPHERALS-4.50%

EMC Corp.(a)                                     505,000       6,989,200
------------------------------------------------------------------------
Network Appliance, Inc.(a)                       132,000       3,257,760
------------------------------------------------------------------------
SanDisk Corp.(a)                                  25,000       2,015,000
------------------------------------------------------------------------
Seagate Technology (Cayman Islands)               98,000       2,252,040
========================================================================
                                                              14,514,000
========================================================================

CONSUMER FINANCE-3.90%

American Express Co.                              76,800       3,604,224
------------------------------------------------------------------------
Capital One Financial Corp.                       32,000       1,945,600
------------------------------------------------------------------------
MBNA Corp.                                        80,000       1,980,000
------------------------------------------------------------------------
SLM Corp.                                        129,000       5,051,640
========================================================================
                                                              12,581,464
========================================================================

                                                               MARKET
                                                SHARES         VALUE

------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-0.68%

First Data Corp.                                  61,600    $  2,199,120
========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.01%

Apollo Group, Inc.-Class A(a)                     92,000       5,844,760
------------------------------------------------------------------------
Cendant Corp.(a)                                 347,000       7,089,210
========================================================================
                                                              12,933,970
========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.91%

Rockwell Automation, Inc.                         95,000       2,949,750
========================================================================

FOOTWEAR-0.61%

NIKE, Inc.-Class B                                31,000       1,980,900
========================================================================

GENERAL MERCHANDISE STORES-0.87%

Dollar General Corp.                             125,000       2,808,750
========================================================================

HEALTH CARE EQUIPMENT-7.07%

Becton, Dickinson & Co.                           65,000       2,376,400
------------------------------------------------------------------------
Boston Scientific Corp.(a)                       104,000       7,042,880
------------------------------------------------------------------------
Guidant Corp.                                     42,000       2,142,420
------------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         35,200       2,047,232
------------------------------------------------------------------------
Stryker Corp.                                     40,600       3,293,066
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          92,800       5,921,568
========================================================================
                                                              22,823,566
========================================================================

HEALTH CARE SERVICES-1.60%

Caremark Rx, Inc.(a)                             124,000       3,106,200
------------------------------------------------------------------------
IMS Health Inc.                                   87,000       2,047,110
========================================================================
                                                               5,153,310
========================================================================

HEALTH CARE SUPPLIES-0.80%

Alcon, Inc. (Switzerland)                         46,700       2,573,637
========================================================================

HOME ENTERTAINMENT SOFTWARE-1.27%

Electronic Arts Inc.(a)                           41,300       4,090,352
========================================================================

HOME IMPROVEMENT RETAIL-2.98%

Home Depot, Inc. (The)                           126,000       4,670,820
------------------------------------------------------------------------
Lowe's Cos., Inc.                                 84,000       4,950,120
========================================================================
                                                               9,620,940
========================================================================

HOUSEWARES & SPECIALTIES-0.78%

Fortune Brands, Inc.                              38,600       2,514,790
========================================================================

HYPERMARKETS & SUPER CENTERS-1.88%

Wal-Mart Stores, Inc.                            102,700       6,054,165
========================================================================

INDUSTRIAL CONGLOMERATES-1.03%

3M Co.                                            42,000       3,312,540
========================================================================

INDUSTRIAL MACHINERY-0.60%

Dover Corp.                                       50,000       1,951,000
========================================================================


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

INTERNET RETAIL-3.03%

Amazon.com, Inc.(a)                              131,600    $  7,161,672
------------------------------------------------------------------------
eBay Inc.(a)                                      46,600       2,606,804
========================================================================
                                                               9,768,476
========================================================================

INTERNET SOFTWARE & SERVICES-2.44%

Yahoo! Inc.(a)                                   179,900       7,861,630
========================================================================

IT CONSULTING & OTHER SERVICES-0.80%

Accenture Ltd.-Class A (Bermuda)(a)              110,000       2,574,000
========================================================================

MANAGED HEALTH CARE-2.44%

Anthem, Inc.(a)                                   41,200       2,819,316
------------------------------------------------------------------------
UnitedHealth Group Inc.                           99,200       5,047,296
========================================================================
                                                               7,866,612
========================================================================

OFFICE ELECTRONICS-0.77%

Canon Inc. (Japan)                                51,000       2,469,239
========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.81%

Citigroup Inc.                                   123,000       5,830,200
========================================================================

PERSONAL PRODUCTS-1.23%

Avon Products, Inc.                               58,300       3,962,068
========================================================================

PHARMACEUTICALS-3.30%

Mylan Laboratories Inc.                          106,850       2,580,428
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        86,000       4,892,540
------------------------------------------------------------------------
Wyeth                                             72,000       3,178,080
========================================================================
                                                              10,651,048
========================================================================

RESTAURANTS-0.65%

Starbucks Corp.(a)                                66,000       2,085,600
========================================================================

SEMICONDUCTOR EQUIPMENT-1.09%

Applied Materials, Inc.(a)                       150,000       3,505,500
========================================================================

SEMICONDUCTORS-7.91%

Altera Corp.(a)                                   99,800       2,018,954
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           58,400       2,588,872
------------------------------------------------------------------------
Intel Corp.                                      467,000      15,434,350
------------------------------------------------------------------------
Linear Technology Corp.                           76,900       3,276,709
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        50,000       2,193,500
========================================================================
                                                              25,512,385
========================================================================

SOFT DRINKS-0.90%

PepsiCo, Inc.                                     61,000       2,917,020
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------


SPECIALTY STORES-4.33%

AutoNation, Inc.(a)                              100,000    $  1,870,000
------------------------------------------------------------------------
Bed Bath & Beyond Inc.(a)                         72,000       3,041,280
------------------------------------------------------------------------
Staples, Inc.(a)                                 199,800       5,358,636
------------------------------------------------------------------------
Tiffany & Co.                                     78,000       3,701,100
========================================================================
                                                              13,971,016
========================================================================

SYSTEMS SOFTWARE-9.35%

Adobe Systems Inc.                                84,000       3,682,560
------------------------------------------------------------------------
Computer Associates International, Inc.           72,000       1,693,440
------------------------------------------------------------------------
Microsoft Corp.                                  414,600      10,841,790
------------------------------------------------------------------------
Oracle Corp.(a)                                  212,600       2,542,696
------------------------------------------------------------------------
Symantec Corp.(a)                                 49,000       3,265,850
------------------------------------------------------------------------
VERITAS Software Corp.(a)                        225,000       8,133,750
========================================================================
                                                              30,160,086
========================================================================

THRIFTS & MORTGAGE FINANCE-0.66%

Washington Mutual, Inc.                           48,700       2,130,625
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.84%

Nextel Communications, Inc.-Class A(a)           245,400       5,938,680
========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $250,184,300)                          313,372,114
========================================================================

MONEY MARKET FUNDS-3.30%

STIC Liquid Assets Portfolio(b)                5,325,601       5,325,601
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        5,325,601       5,325,601
========================================================================
    Total Money Market Funds (Cost
      $10,651,202)                                            10,651,202
========================================================================
TOTAL INVESTMENTS-100.43% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $260,835,502)                324,023,316
========================================================================
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.85%

STIC Liquid Assets Portfolio(b)(c)             5,969,563       5,969,563
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $5,969,563)                                        5,969,563
========================================================================
TOTAL INVESTMENTS-102.28% (Cost $266,805,065)                329,992,879
========================================================================
OTHER ASSETS LESS LIABILITIES-(2.28%)                         (7,355,958)
========================================================================
NET ASSETS-100.00%                                          $322,636,921
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $250,184,300)*                               $313,372,114
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $16,620,765)                             16,620,765
-----------------------------------------------------------
Foreign currencies, at value (cost $2,276)            2,287
-----------------------------------------------------------
Receivables for:
  Investments sold                                4,752,804
-----------------------------------------------------------
  Fund shares sold                                  415,069
-----------------------------------------------------------
  Dividends                                         184,733
-----------------------------------------------------------
  Investment for deferred compensation plan          25,159
-----------------------------------------------------------
Other assets                                         32,756
===========================================================
  Total assets                                  335,405,687
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           5,638,174
-----------------------------------------------------------
  Fund shares reacquired                            645,625
-----------------------------------------------------------
  Deferred compensation plan                         25,159
-----------------------------------------------------------
  Collateral upon return of securities loaned     5,969,563
-----------------------------------------------------------
Accrued distribution fees                           183,792
-----------------------------------------------------------
Accrued trustees' fees                                5,997
-----------------------------------------------------------
Accrued transfer agent fees                         201,861
-----------------------------------------------------------
Accrued operating expenses                           98,595
===========================================================
     Total liabilities                           12,768,766
===========================================================
Net assets applicable to shares outstanding    $322,636,921
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $661,651,023
-----------------------------------------------------------
Undistributed net investment income (loss)          (32,869)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                        (402,169,057)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              63,187,824
===========================================================
                                               $322,636,921
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $154,052,105
___________________________________________________________
===========================================================
Class B                                        $122,011,241
___________________________________________________________
===========================================================
Class C                                        $ 44,272,422
___________________________________________________________
===========================================================
Class R                                        $  2,126,829
___________________________________________________________
===========================================================
Investor Class                                 $    174,324
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,349,490
___________________________________________________________
===========================================================
Class B                                          14,166,195
___________________________________________________________
===========================================================
Class C                                           5,137,113
___________________________________________________________
===========================================================
Class R                                             239,758
___________________________________________________________
===========================================================
Investor Class                                       19,630
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.88
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.88 divided
       by 94.50%)                              $       9.40
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.61
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.62
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
     share                                     $       8.87
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $       8.88
___________________________________________________________
===========================================================

* At October 31, 2003, securities with an aggregate market value of $5,853,935 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $24,308)         $  2,022,318
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       101,100
--------------------------------------------------------------------------
Interest                                                             6,536
--------------------------------------------------------------------------
Securities lending                                                   5,580
==========================================================================
     Total investment income                                     2,135,534
==========================================================================


EXPENSES:

Advisory fees                                                    1,987,347
--------------------------------------------------------------------------
Administrative services fees                                        91,795
--------------------------------------------------------------------------
Custodian fees                                                      54,586
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          416,198
--------------------------------------------------------------------------
  Class B                                                        1,075,412
--------------------------------------------------------------------------
  Class C                                                          376,000
--------------------------------------------------------------------------
  Class R                                                            4,613
--------------------------------------------------------------------------
  Investor Class                                                         5
--------------------------------------------------------------------------
Transfer agent fees                                              1,515,190
--------------------------------------------------------------------------
Trustees' fees                                                      13,398
--------------------------------------------------------------------------
Other                                                              244,762
==========================================================================
     Total expenses                                              5,779,306
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                      (9,603)
==========================================================================
     Net expenses                                                5,769,703
==========================================================================
Net investment income (loss)                                    (3,634,169)
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (11,279,810)
--------------------------------------------------------------------------
  Foreign currencies                                               (22,563)
--------------------------------------------------------------------------
  Futures contracts                                               (254,779)
==========================================================================
                                                               (11,557,152)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         66,633,066
--------------------------------------------------------------------------
  Foreign currencies                                                  (138)
==========================================================================
                                                                66,632,928
==========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                             55,075,776
==========================================================================
Net increase in net assets resulting from operations          $ 51,441,607
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income (loss)                                  $ (3,634,169)   $ (4,375,738)
------------------------------------------------------------------------------------------
Net realized gain (loss) from investment securities, foreign
  currencies, futures contracts and option contracts           (11,557,152)    (87,652,595)
------------------------------------------------------------------------------------------
Change in net unrealized appreciation of investment
  securities and foreign currencies                             66,632,928      38,162,681
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                 51,441,607     (53,865,652)
==========================================================================================
Share transactions-net:
  Class A                                                       24,813,254     (10,042,539)
------------------------------------------------------------------------------------------
  Class B                                                       (2,160,788)    (18,237,379)
------------------------------------------------------------------------------------------
  Class C                                                          594,530     (12,801,049)
------------------------------------------------------------------------------------------
  Class R                                                        1,830,726          10,502
------------------------------------------------------------------------------------------
  Investor Class                                                   173,236              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         25,250,958     (41,070,465)
==========================================================================================
    Net increase (decrease) in net assets                       76,692,565     (94,936,117)
==========================================================================================

NET ASSETS:

  Beginning of year                                            245,944,356     340,880,473
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(32,869) and $(25,407) for 2003 and 2002,
    respectively)                                             $322,636,921    $245,944,356
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Large Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

I. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $1 billion of the Fund's average daily net assets, plus 0.70% over $1 billion up to and including $2 billion of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets over $2 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $1,994. Under a prior agreement to limit the aggregate costs of certain shareholder services provided by third party administrators, AIM reimbursed fees of $2,430 for Class A, Class B, Class C and Class R shares based on the relative net assets of those classes.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $91,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2003, AISI retained $793,265 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and the Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C, Class R and the Investor Class shares paid $416,198, $1,075,412, $376,000, $4,613 and $5, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $64,104 in front-end sales commissions from the sale of Class A shares and $711, $69, $4,058 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $5,152 and reductions in custodian fees of $27 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,179.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $2,539 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $5,853,935 were on loan to brokers. The loans were secured by cash collateral of $5,969,563 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $5,580 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments         $  61,303,166
------------------------------------------------------------
Temporary book/tax differences                       (32,869)
------------------------------------------------------------
Capital loss carryforward                       (400,284,399)
------------------------------------------------------------
Shares of beneficial interest                    661,651,023
============================================================
Total net assets                               $ 322,636,921
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddle deferrals. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $10.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                          CAPITAL LOSS
EXPIRATION                                CARRYFORWARD
------------------------------------------------------
October 31, 2007                          $    380,100
------------------------------------------------------
October 31, 2008                            27,182,658
------------------------------------------------------
October 31, 2009                           267,323,492
------------------------------------------------------
October 31, 2010                            94,116,910
------------------------------------------------------
October 31, 2011                            11,281,239
======================================================
Total capital loss carryforward           $400,284,399
______________________________________________________
======================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $332,300,069 and $313,469,304, respectively.

         UNREALIZED APPRECIATION (DEPRECIATION) OF
           INVESTMENT SECURITIES ON A TAX BASIS
-----------------------------------------------------------
Aggregate unrealized appreciation of
  investment securities                         $64,755,309
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (3,452,153)
===========================================================
Net unrealized appreciation of investment
  securities                                    $61,303,156
___________________________________________________________
===========================================================
Cost of investments for tax purposes is
  $268,689,723.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currencies and net operating losses, on October 31, 2003, undistributed net investment income was increased by $3,626,707, undistributed net realized gain was increased by $22,563 and shares of beneficial interest decreased by $3,649,270. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Investor Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                                           2003                            2002
                                                              ------------------------------    --------------------------
                                                                 SHARES           AMOUNT          SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       9,469,394       $73,883,856      5,159,669    $ 44,948,977
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       4,041,264        29,817,268      3,444,001      28,987,280
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,208,427        16,412,874      1,465,202      12,332,848
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        278,067         2,156,076          1,259          10,502
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                 20,194           178,134             --              --
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         325,063         2,536,902        136,498       1,177,906
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (334,300)       (2,536,902)      (139,167)     (1,177,906)
==========================================================================================================================
Reacquired:
  Class A                                                      (6,726,902)      (51,607,504)    (6,691,678)    (56,169,422)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (3,989,440)      (29,441,154)    (5,553,485)    (46,046,753)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,147,493)      (15,818,344)    (3,059,594)    (25,133,897)
--------------------------------------------------------------------------------------------------------------------------
  Class R*                                                        (39,568)         (325,350)            --              --
--------------------------------------------------------------------------------------------------------------------------
  Investor Class**                                                   (564)           (4,898)            --              --
==========================================================================================================================
                                                                3,104,142       $25,250,958     (5,237,295)   $(41,070,465)
__________________________________________________________________________________________________________________________
==========================================================================================================================

 * Class R shares commenced sales on June 3, 2002.
 ** Investor Class shares commenced sales on September 30, 2003.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                            CLASS A
                                                              -------------------------------------------------------------------
                                                                                                                 MARCH 1, 1999
                                                                                                                 (DATE OPERATIONS
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------    OCTOBER 31,
                                                                2003           2002        2001        2000         1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.37       $   8.82    $  17.74    $  11.29         $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.08)(a)      (0.09)(a)    (0.08)(a)    (0.15)(a)       (0.04)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.59          (1.36)      (8.84)       6.60           1.33
=================================================================================================================================
    Total from investment operations                              1.51          (1.45)      (8.92)       6.45           1.29
=================================================================================================================================
Net asset value, end of period                                $   8.88       $   7.37    $   8.82    $  17.74         $11.29
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  20.49%        (16.44)%    (50.28)%     57.13%         13.70%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $154,052       $105,320    $138,269    $225,255         $7,785
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                           1.82%(c)       1.70%       1.57%       1.58%          1.53%(d)(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.01)%(c)     (1.01)%     (0.72)%     (0.82)%        (0.59)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                         123%           111%        124%        113%            21%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $118,913,817.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 3.63% (annualized).
(f)  Not annualized for periods less than one year.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                                                 APRIL 5, 1999
                                                                                                                 (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------    OCTOBER 31,
                                                                2003           2002        2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   7.20       $   8.67    $  17.54    $  11.25       $11.02
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)(a)      (0.14)(a)    (0.16)(a)    (0.27)(a)     (0.08)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.53          (1.33)      (8.71)       6.56         0.31
==============================================================================================================================
    Total from investment operations                              1.41          (1.47)      (8.87)       6.29         0.23
==============================================================================================================================
Net asset value, end of period                                $   8.61       $   7.20    $   8.67    $  17.54       $11.25
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  19.58%        (16.96)%    (50.57)%     55.91%        2.09%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $122,011       $104,040    $144,747    $210,224       $5,183
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                           2.47%(c)       2.35%       2.23%       2.24%        2.23%(d)(e)
==============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.66)%(c)     (1.66)%     (1.39)%     (1.48)%      (1.29)%(d)
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(f)                                         123%           111%        124%        113%          21%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $107,541,190.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.


                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                                               APRIL 5, 1999
                                                                                                               (DATE SALES
                                                                         YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                              ---------------------------------------------    OCTOBER 31,
                                                               2003           2002        2001       2000        1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  7.21       $   8.67    $  17.55    $ 11.25       $11.02
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.12)(a)      (0.14)(a)    (0.16)(a)   (0.27)(a)     (0.08)(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.53          (1.32)      (8.72)      6.57         0.31
============================================================================================================================
    Total from investment operations                             1.41          (1.46)      (8.88)      6.30         0.23
============================================================================================================================
Net asset value, end of period                                $  8.62       $   7.21    $   8.67    $ 17.55       $11.25
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                 19.56%        (16.84)%    (50.60)%    56.00%        2.09%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $44,272       $ 36,575    $ 57,865    $79,392       $  901
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets                          2.47%(c)       2.35%       2.23%      2.24%        2.23%(d)(e)
============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.66)%(c)     (1.66)%     (1.39)%    (1.48)%      (1.29)%(d)
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(f)                                        123%           111%        124%       113%          21%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $37,600,034.
(d)  Annualized.
(e) After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 4.33% (annualized).
(f)  Not annualized for periods less than one year.


                                                                          CLASS R
                                                              -------------------------------
                                                                                JUNE 3, 2002
                                                                                (DATE SALES
                                                              YEAR ENDED        COMMENCED) TO
                                                              OCTOBER 31,       OCTOBER 31,
                                                                2003               2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 7.37             $  8.40
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.09)(a)           (0.04)(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.59               (0.99)
=============================================================================================
    Total from investment operations                              1.50               (1.03)
=============================================================================================
Net asset value, end of period                                  $ 8.87             $  7.37
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                  20.35%             (12.26)%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $2,127             $     9
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets                           1.97%(c)            1.85%(d)
=============================================================================================
Ratio of net investment income (loss) to average net assets      (1.16)%(c)          (1.16)%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         123%                111%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $922,495.
(d)  Annualized.
(e)  Not annualized for periods less than one year.


                                                                  INVESTOR CLASS
                                                                ------------------
                                                                SEPTEMBER 30, 2003
                                                                (DATE SALES
                                                                COMMENCED) TO
                                                                OCTOBER 31,
                                                                    2003
----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.24
----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.01)(a)
----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.65
==================================================================================
    Total from investment operations                                    0.64
==================================================================================
Net asset value, end of period                                        $ 8.88
__________________________________________________________________________________
==================================================================================
Total return(b)                                                         7.77%
__________________________________________________________________________________
==================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  174
__________________________________________________________________________________
==================================================================================
Ratio of expenses to average net assets                                 1.56%(c)
==================================================================================
Ratio of net investment income (loss) to average net assets            (0.75)%(c)
__________________________________________________________________________________
==================================================================================
Portfolio turnover rate(d)                                               123%
__________________________________________________________________________________
==================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $24,659.
(d)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENTS

On November 3, 2003, INVESCO Growth Fund ("Selling Fund") transferred substantially all of its assets to the Fund in exchange for shares of the Selling Fund in a tax-free reorganization.

  The results of the reorganization are as follows: The acquisition was accomplished by a tax-free exchange of 51,442,688 shares of the Fund for 234,385,533 shares of INVESCO Growth Fund outstanding as of the open of business on November 3, 2003. INVESCO Growth Fund's net assets at that date of $456,983,407 including $93,333,500 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $322,706,968. Included in net assets of the acquired fund is undistributed net investment income (loss) of $(1,103,356) and undistributed net realized gain (loss) of $(1,579,650,080) for INVESCO Growth Fund.

  Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Large Cap Growth Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Large Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Cap Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                            /s/ ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND              INVESTMENT ADVISOR              DISTRIBUTOR                     AUDITORS
11 Greenway Plaza               A I M Advisors, Inc.            A I M Distributors, Inc.        Ernst & Young LLP
Suite 100                       11 Greenway Plaza               11 Greenway Plaza               5 Houston Center
Houston, TX 77046               Suite 100                       Suite 100                       1401 McKinney, Suite 1200
                                Houston, TX 77046               Houston, TX 77046-1173          Houston, TX 77010-4035

COUNSEL TO THE FUND             COUNSEL TO THE TRUSTEES         TRANSFER AGENT                  CUSTODIAN
Ballard Spahr                   Kramer, Levin, Naftalis &       AIM Investment Services, Inc.   State Street Bank and
Andrews & Ingersoll, LLP        Frankel LLP                     P.O. Box 4739                   Trust Company
1735 Market Street              919 Third Avenue                Houston, TX 77210-4739          225 Franklin Street
Philadelphia, PA 19103          New York, NY 10022-3852                                         Boston, MA 02110

           DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                 TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                     AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund              AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                       AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                       AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                     AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund       AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                             INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                TAX-FREE
AIM Libra Fund                                        SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                             AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                  AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                         AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund       AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund


(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.

                                               AIMinvestments.com    LCG-AR-1

                                                 YOUR GOALS. OUR SOLUTIONS.--Servicemark--
------------------------------------------------------------------------------------------
Mutual   Retirement  Annuities  College   Separately   Offshore   Alternative   Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products               Savings   Managed      Products   Investments   Management                 --Servicemark--
                                 Plans    Accounts

                                                             AIM WEINGARTEN FUND
                                Annual Report to Shareholders o October 31, 2003






                                  [COVER ART]




YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
     --Servicemark--                                   --Servicemark--

    [COVER ART]

================================================================================
AIM WEINGARTEN FUND SEEKS TO PROVIDE GROWTH OF CAPITAL.
================================================================================

ABOUT INFORMATION THROUGHOUT THIS REPORT:

o Unless otherwise stated, information    o Class R shares are available only to     o The unmanaged Standard & Poor's
presented is as of 10/31/03 and is        certain retirement plans. Please see       Composite Index of 500 Stocks (the
based on total net assets.                the prospectus for more information.       S&P 500--Registered Trademark--) is
                                          They are sold at net asset value,          an index of common stocks frequently
o AIM Weingarten Fund's performance       that is, without up-front sales            used as a general measure of U.S.
figures are historical, and they          charges.                                   stock market performance.
reflect fund expenses, the
reinvestment of distributions, and        o The fund's investment return and         o Bloomberg, Inc. is a well-known
changes in net asset value.               principal value will fluctuate, so an      independent financial research and
                                          investor's shares, when redeemed, may      reporting firm.
o When sales charges are included in      be worth more or less than their
performance figures, Class A share        original cost.                             o A direct investment cannot be made in
performance reflects the maximum                                                     an index. Unless otherwise indicated,
5.50% sales charge, and Class B and       o Industry classifications used in this    index results include reinvested
Class C share performance reflects        report are generally according to the      dividends, and they do not reflect
the applicable contingent deferred        Global Industry Classification             sales charges or fund expenses.
sales charge (CDSC) for the period        Standard, which was developed by and       Performance of an index of funds
involved. The CDSC on Class B shares      is the exclusive property and a            reflects fund expenses; performance
declines from 5% beginning at the         service mark of Morgan Stanley             of a market index does not.
time of purchase to 0% at the             Capital International Inc. and
beginning of the seventh year. The        Standard & Poor's.                         A description of the policies and
CDSC on Class C shares is 1% for the                                                 procedures that the fund uses to
first year after purchase. The            o The unmanaged Lipper Large-Cap Growth    determine how to vote proxies
performance of the fund's share           Fund Index represents an average of        relating to portfolio securities is
classes will differ due to different      the performance of the 30 largest          available without charge, upon
sales charge structures and class         large-capitalization growth funds          request, by calling 800-959-4246, or
expenses.                                 tracked by Lipper, Inc., an                on the AIM Web site,
                                          independent mutual fund performance        AIMinvestments.com.
o Effective 9/30/03, Class B shares are   monitor.
not available as an investment for
retirement plans maintained pursuant      o The unmanaged Russell
to Section 401 of the Internal            1000--Registered Trademark-- Growth
Revenue Code, including 401(k) plans,     Index is a subset of the unmanaged
money purchase pension plans and          Russell 1000--Registered Trademark--
profit sharing plans. Plans that have     Index, which represents the
existing accounts invested in Class B     performance of the stocks of
shares continued to be allowed to         large-capitalization companies. The
make additional purchases after           Growth subset measures the
9/30/03.                                  performance of Russell 1000 companies
                                          with higher price/book ratios and
                                          higher forecasted growth values.


======================================================
Not FDIC Insured   May lose value   No bank guarantee                   This report may be distributed only to shareholders or to
                                                                        persons who have received a current prospectus of the fund.
======================================================

AIMinvestments.com

TO OUR SHAREHOLDERS

                    DEAR FELLOW SHAREHOLDER IN                    new policies and strengthened existing ones--to discourage
                    THE AIM FAMILY OF FUNDS--Registered           harmful short-term trading. These steps include:
                    Trademark--:
                                                                     o  Strengthening daily monitoring of trading activities.
[PHOTO OF           As you may be aware, there has been a
ROBERT H.           great deal of media coverage recently            o  Imposing redemption fees on additional funds we believe
GRAHAM]             about the mutual fund industry and                  may be vulnerable to harmful short-term trading
                    allegations of improper activities by               activity.
                    certain individuals and companies. As
ROBERT H. GRAHAM    part of these widespread investigations,         o  Implementing an enhanced exchange policy (effective on
                    INVESCO Funds Group (IFG), the former               or about March 1, 2004) designed to limit exchanges
                    adviser to certain INVESCO Funds, was               between funds.
[PHOTO OF           recently named as a defendant in separate
MARK H.             civil enforcement actions by the U.S.            o  Employing an enhanced fair value pricing policy on
WILLIAMSON]         Securities and Exchange Commission (SEC),           certain foreign securities as well as certain illiquid
                    the Office of the New York Attorney                 securities.
MARK H. WILLIAMSON  General and the State of Colorado over an
                    issue known as "market timing." A number         None of these tools alone, nor all of them taken together,
of private class or derivative actions also were filed in the     eliminate the possibility of short-term trading strategies
wake of the regulators' actions.                                  that may be detrimental to a fund. Moreover, each of these tools involves judgments that are inherently subjective. We
   Investors are understandably concerned and frustrated          have always sought and continue to seek to make these
about these reports, and we would like to take this               judgments to the best of our abilities and in a manner that
opportunity to assure you that, based on an investigation         we believe is consistent with the best interests of our fund
conducted by an outside firm, IFG and its parent company,         shareholders. And we remain committed to being as vigilant as
AMVESCAP PLC, believe that these civil actions are without        possible in the future to identify and address any harmful
merit. IFG is contesting the charges.                             market timing investors who have the potential to harm our long-term fund shareholders.
   We encourage you to continue to monitor this situation,
particularly as IFG has the opportunity to address the               We sincerely hope these developments and the media
allegations that have been made. Current information will be      coverage surrounding them do not result in you or other
posted on our Web site at AIMinvestments.com. We will             shareholders losing confidence in AIM or INVESCO Funds.
continue to communicate to you on our Web site about our          Amidst this storm of controversy in the mutual fund industry,
finding, and the actions we are taking to protect and promote     we believe we can find encouragement in the recovering
the interests of our shareholders. The independent trustees       economy and rising equity markets. As we write this letter,
of the funds are receiving regular reports from their             for instance, the S&P 500--Registered Trademark-- Index is up
independent counsel and outside counsel hired by AMVESCAP         approximately 23% year-to-date. Although past performance is
PLC, the parent of AIM and IFG, to perform an ongoing             no guarantee of future results, there appear to be indicators
investigation of market timing.                                   that the economy and stock markets are showing signs of
                                                                  welcomed improvement. We encourage you to read the enclosed
A COMPLEX ISSUE                                                   discussion of your fund's performance during this past
                                                                  reporting period.
Market timing is an investment technique not defined in any
regulation that involves frequent short-term trading of           OUR UNWAVERING COMMITMENT
mutual fund shares, sometimes with a goal to exploit
inefficiencies in the way mutual funds price their shares. We     At AIM Investments, we have never wavered in our commitment
recognize that fund management companies have tried to deal       to helping you build solutions for your financial goals. Our
with this complex issue in various ways and believe that          company was founded on a core principle of integrity, and we
industry-wide guidance is in order. To that end, we welcome       have always worked hard to earn the trust of our
SEC Chairman William Donaldson's pledge to adopt new rules        shareholders. We are committed to doing all we can to
designed to curb market timing abuses. Comprehensive              maintain your trust and confidence.
rulemaking is necessary and is the best way to establish new
industry responsibilities designed to protect shareholders.          Thank you for your continued participation in AIM
We support practical rule changes and structural                  Investments. Please call your financial advisor or one of our
modifications that are fair, enforceable and, most                Client Service representatives at 800-959-4246 if you have
importantly, beneficial for investors.                            any further questions or concerns about your AIM Investments account.
   AIM Investments has policies in place designed to
identify, prevent and eliminate harmful trading or other          Sincerely,
activities deemed to be detrimental to the funds. We have
also recently taken additional steps--implemented                 /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                                                                  Robert H. Graham                    Mark H. Williamson
                                                                  Chairman and President              President and CEO
                                                                  The AIM Family of                   AIM Investments
                                                                  Funds--Registered Trademark--

                                                                  December 18, 2003

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

SIGNS OF ECONOMIC                                                                          rations that had reported third-quarter
RECOVERY BENEFIT FUND                                                                      2003 earnings exceeded analysts'
                                                                                           expectations.
Signs of a strengthening economy             MARKET CONDITIONS
benefited the broad U.S. stock market and                                                     For most of the fiscal year, the
AIM Weingarten Fund for the fiscal year      Signs of a generally improving economy        Federal Reserve (the Fed) kept the
ended October 31, 2003. For the fiscal       helped the U.S. stock market rise for         short-term federal funds rate at 1.25%.
year covered by this report, the fund's      much of the fiscal year ended October 31,     On June 25, 2003, it lowered that rate to
Class A, Class B, Class C, and Class R       2003. The S&P 500 rose in November 2002,      1.00%, its lowest level since 1958,
shares returned 22.26%, 21.43%, 21.40%,      but then declined for several months,         saying that it favored a more expansive
and 21.94%, respectively, at net asset       reaching a low for the fiscal year on         monetary policy because the economy had
value. For the fiscal year, AIM              March 11, 2003. The market rallied for        not yet exhibited sustainable growth. By
Weingarten Fund outperformed the S&P 500,    the remainder of the fiscal year.             October, the Fed reported that the pace
which returned 20.79%, and the Lipper                                                      of economic expansion had picked up,
Large-Cap Growth Fund Index, which              The start of the market's rally            consumer spending generally strengthened,
returned 18.51%. It paced the Russell        coincided with the commencement of            and residential real estate was
1000 Growth Index, which returned 21.81%     Operation Iraqi Freedom on March 19,          strong--but that commercial real estate
for the fiscal year.                         2003. U.S. and allied forces quickly          was sluggish and that labor markets
                                             toppled the regime of Saddam Hussein, and     remained weak. Indeed, the nation's
=========================================    by May 1 President Bush was able to           unemployment rate was 6.0% at the close
                                             announce that major combat operations in      of the fiscal year.
         FOR THE FISCAL YEAR, AIM            Iraq had ended.
                                                                                              For the fiscal year:
             WEINGARTEN FUND                    The U.S. economy expanded during the
                                             fiscal year. Gross domestic product, the      o  All sectors of the S&P 500 recorded
             OUTPERFORMED THE                broadest measure of economic activity,           gains.
                                             grew at an annualized rate of 1.4% in the
            S&P 500... AND THE               first quarter of 2003, 3.3% in the second     o  Information technology, materials, and
                                             quarter, and 8.2% in the third quarter.          utilities were the top-performing
             LIPPER LARGE-CAP                Corporate earnings also showed signs of          sectors while telecommunication
                                             strength. According to Bloomberg, as of          services, consumer staples, and health
          GROWTH FUND INDEX....              the close of the fiscal year, more than          care were the weakest-performing
                                             65% of S&P 500 corpo-                            sectors.
=========================================
                                                                                            o  Small- and mid-cap stocks generally
                                                                                               outperformed large-cap stocks, the
                                                                                               type of stocks in which the fund
                                                                                               primarily invests.

====================================================================================================================================
TOTAL NUMBER OF HOLDINGS*           92    TOP 10 EQUITY HOLDINGS*                       TOP 10 INDUSTRIES*

TOTAL NET ASSETS          $2.8 billion     1. Microsoft Corp.                     3.3%   1. Semiconductors                  9.3%

PORTFOLIO COMPOSITION BY SECTOR*           2. Cisco Systems, Inc.                 3.0    2. Systems Software                7.3

Information Technology           37.8%     3. Citigroup Inc.                      2.5    3. Communications Equipment        6.3

Health Care                       18.1     4. Tyco International Ltd. (Bermuda)   2.2    4. Pharmaceuticals                 5.5

Consumer Discretionary            14.9     5. Novellus Systems, Inc.              2.2    5. Investment Banking & Brokerage  4.9

Financials                        13.6     6. Intel Corp.                         2.1    6. Health Care Equipment           4.3

Industrials                        6.8     7. Boston Scientific Corp.             2.1    7. Internet Retail                 3.5

All Others                         8.8     8. Aetna Inc.                          2.0    8. Biotechnology                   3.3

                                           9. Amazon.com, Inc.                    1.9    9. Semiconductor Equipment         3.2

                                          10. VERITAS Software Corp.              1.9   10. Managed Health Care             3.1

*Excludes money market fund holdings.

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================


YOUR FUND                                   Amazon.com. In August, Cisco reported                       JAMES G. BIRDSALL
                                            fiscal 2003 net income of $3.6 billion,       [PHOTO OF     Mr. Birdsall is a portfolio
At the close of the fiscal year, the fund   up sharply from $1.9 billion for fiscal       JAMES G.      manager of AIM Weingarten
was overweight consumer discretionary,      2002. In our view, Cisco is one of a          BIRDSALL]     Fund. He has been
financials, and information technology      growing number of companies benefiting                      associated with AIM since
stocks, and underweight consumer staples,   from the ongoing economic recovery. By        1995, and assumed his current position in
health care, and industrials stocks         aggressively cutting prices and offering      1999. Mr. Birdsall received his B.B.A.
relative to the Russell 1000 Growth         customers free shipping, Amazon has           with a concentration in finance from
Index. For the fiscal year, information     sharply increased its sales and               Stephen F. Austin State University before
technology, health care, consumer           profitability. For the third quarter,         earning his M.B.A. with a concentration
discretionary, and financials stocks        sales rose from $851 million in 2002 to       in finance and international business
contributed most significantly to the       $1.13 billion in 2003, transforming a $10     from the University of St. Thomas.
fund's positive performance.                million third-quarter loss in 2002 into a
Telecommunications services was the only    $52 million third-quarter profit in 2003
sector that negatively affected fund        and boosting the company's share price.                     MONIKA H. DEGAN
performance for the year.                                                                 [PHOTO OF     Ms. Degan, Chartered
                                            =========================================     MONIKA H.     Financial Analyst, is a
  While the number of equities in the                                                     DEGAN]        senior portfolio manager of
fund declined significantly--from 135 at              FOR THE FISCAL YEAR,                              AIM Weingarten Fund. She
the start of the fiscal year to 92 at its                                                 joined AIM in 1995 as an investment
close-- the weighting of top 10 holdings             INFORMATION TECHNOLOGY,              officer and portfolio analyst for equity
remained relatively steady at                                                             securities and was promoted to her
approximately 23% of total net assets.                    HEALTH CARE,                    current position in 1997. She has been in
The decrease in the number of fund                                                        the investment business since 1991. Ms.
holdings resulted from our growing                   CONSUMER DISCRETIONARY,              Degan received a B.B.A. in finance and an
confidence about the economic recovery                                                    M.B.A. in finance and international
and the increasing likelihood of                      AND FINANCIALS STOCKS               business, both from the University of
subsequent improvements in business and                                                   Houston.
earnings fundamentals.                                  CONTRIBUTED MOST
                                                                                                        LANNY H. SACHNOWITZ
  As our outlook for corporate earnings                 SIGNIFICANTLY TO                  [PHOTO OF     Mr. Sachnowitz is the lead
improved and corporations met or exceeded                                                 LANNY H.      portfolio manager of AIM
their earnings expectations, we reduced                THE FUND'S POSITIVE                SACHNOWITZ]   Weingarten Fund. He joined
the number of holdings in an attempt to                                                                 AIM in 1987 as a money
focus on those companies that we believed                 PERFORMANCE.                    market trader and research analyst. In
represented the most compelling                                                           1990, Mr. Sachnowitz's trading
investment opportunities--while still       =========================================     responsibilities were expanded to include
being mindful of the benefits of                                                          head of equity trading. He was named to
remaining diversified across enough         IN CLOSING                                    his current position in 1991. Mr.
individual holdings and industries. This                                                  Sachnowitz received a B.S. in finance
diversification helps mitigate the fund's   As the fiscal year ended, there were          from the University of Southern
downside risk of earnings                   signs that the economy was strengthening;     California and an M.B.A. from the
disappointments, which undoubtedly will     time will tell whether that recovery is       University of Houston.
arise as increasing earnings expectations   sustainable. Regardless, we will continue
are reflected in higher stock prices. The   to seek out investments primarily in          Assisted by the Large Cap Growth Team.
percentage of total net assets invested     larger-capitalized companies
in large-cap stocks rose, from 78% to       demonstrating market-leading
85%, over the course of the fiscal year,    characteristics with excellent prospects
while the percentage invested in mid-cap    of near-term and long-term earnings and
stocks declined from 21% to 15%.            revenue growth in an attempt to achieve
                                            the fund's investment objective.
  Stocks that contributed to fund                                                         [GRAPHIC]  For More Information Visit
performance included Cisco, a worldwide         See important fund and index
leader in networking for the Internet,         disclosures inside front cover.                      AIMinvestments.com
and online retailer

FUND PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
6/17/69-10/31/03

                                [MOUNTAIN CHART]



            Date                AIM Weingarten Fund            S&P 500
                                   Class A Shares                Index

             6/17/1969             $  9450                     $ 10000
            10/31/1969                9412                       10063
            10/31/1970                8239                        8948
            10/31/1971               11479                       10456
            10/31/1972               14242                       12748
            10/31/1973               12901                       12749
            10/31/1974                8113                        9080
            10/31/1975               10270                       11438
            10/31/1976               10492                       13744
            10/31/1977               12919                       12914
            10/31/1978               15590                       13734
            10/31/1979               21778                       15855
            10/31/1980               40403                       20946
            10/31/1981               40775                       21066
            10/31/1982               46283                       24496
            10/31/1983               65454                       31342
            10/31/1984               63085                       33338
            10/31/1985               75461                       39782
            10/31/1986              107199                       52984
            10/31/1987              113273                       56374
            10/31/1988              127769                       64694
            10/31/1989              172650                       81744
            10/31/1990              165700                       75630
            10/31/1991              240064                      100902
            10/31/1992              256524                      110940
            10/31/1993              272346                      127481
            10/31/1994              282539                      132398
            10/31/1995              362254                      167362
            10/31/1996              415916                      207665
            10/31/1997              527513                      274323
            10/31/1998              592670                      334707
            10/31/1999              821856                      420602
            10/31/2000              908729                      446165
            10/31/2001              478173                      335120
            10/31/2002              358332                      284528
            10/31/2003             $438256                     $343672

Source: Lipper, Inc.
===========================================================================================================================


AVERAGE ANNUAL TOTAL RETURNS                 CLASS R SHARES*                              CLASS B SHARES
As of 10/31/03, including sales charges      10 Years                4.66%                Inception (6/26/95)        1.94%
                                              5 Years               -6.05                  5 Years                  -7.02
CLASS A SHARES                                1 Year                21.94                  1 Year                   19.94
Inception (6/17/69)    11.63%
10 Years                4.27                 In addition to returns as of the close of    CLASS C SHARES
 5 Years               -6.92                 the fiscal year, industry regulations        Inception (8/4/97)         -4.96%
 1 Year                15.55                 require us to provide average annual          5 Years                   -6.75
                                             total returns (including sales charges)       1 Year                    23.91
CLASS B SHARES                               for periods ended 9/30/03, the most
Inception (6/26/95)     2.68%                recent calendar quarter-end.                 CLASS R SHARES*
 5 Years               -6.82                                                              10 Years                    4.08%
 1 Year                16.43                 AVERAGE ANNUAL TOTAL RETURNS                  5 Years                   -6.23
                                             As of 9/30/03, including sales charges        1 Year                    25.81
CLASS C SHARES
Inception (8/4/97)     -3.95%                CLASS A SHARES                               *The returns shown for these periods are
 5 Years               -6.56                 Inception (6/17/69)    11.45%                the blended returns of the historical
 1 Year                20.40                 10 Years                3.69                 performance of the fund's Class R shares
                                              5 Years               -7.11                 since their inception and the restated
                                              1 Year                19.02                 historical performance of the fund's
                                                                                          Class A shares (for the periods prior to
                                                                                          inception of the Class R

                                        Your fund's total return includes sales
                                        charges, expenses and management fees.
                                        The performance of the fund's share
                                        classes will differ due to different
                                        sales charge structures and class
                                        expenses. For fund performance
                                        calculations and indexes used in this
                                        report, please see the inside front
                                        cover. Performance shown in the chart
                                        and table does not reflect deduction of
                                        taxes a shareholder would pay on fund
                                        distributions or sale of fund shares.
                                        Performance of the index does not
                                        reflect the effects of taxes.

                                        This growth chart uses a logarithmic
                                        scale, which means the price scale
                                        (vertical axis) is structured so that a
                                        given distance always represents the
                                        same percent change in price, rather
            [CHART]                     than the same absolute change in price.
                                        For example, the distance from one to 10 is the same as the distance from 10 to 100 on a logarithmic chart, but the latter distance is 10 times greater on a linear chart. A logarithmic scale better illustrates performance in the fund's early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers.

                                        S&P 500 Index data from 6/30/69.

Source: Lipper Inc.

--------------------------------------------------------------------------------------------------------------------------

shares) at net asset value, adjusted to reflect                 FUND VS. INDEX
the higher Rule 12b-1 fees applicable to the Class              Total returns 10/31/02-10/31/03, excluding sales charges
R shares. The inception date of Class A shares is
6/17/69. The inception date of the fund's Class R                                          [BAR CHART]
shares is 6/3/02. Calculation of blended returns
as of 10/31/03 is from 10/31/93. Calculation of                         AIM WEINGARTEN FUND
blended returns as of 9/30/03 is from 9/30/93.                          CLASS A SHARES                  22.26%

Past performance cannot guarantee comparable                            AIM WEINGARTEN FUND
future results. Due to significant market                               CLASS B SHARES                  21.43%
volatility, results of an investment made today
may differ substantially from the historical                            AIM WEINGARTEN FUND
performance shown. Call your financial advisor for                      CLASS C SHARES                  21.40%
more current performance.
                                                                        AIM WEINGARTEN FUND
                                                                        CLASS R SHARES                  21.94%

                                                                        S&P 500 INDEX                   20.79%

                                                                  Source: Lipper, Inc.

SUPPLEMENT TO ANNUAL REPORT DATED 10/31/03

AIM WEINGARTEN FUND

INSTITUTIONAL CLASS SHARES                  AVERAGE ANNUAL TOTAL RETURNS                 Please note that past performance is not
                                            For periods ended 10/31/03                   indicative of future results. More
The following information has been                                                       recent returns may be more or less than
prepared to provide Institutional Class     INCEPTION (10/8/91)               5.90%      those shown. All returns assume
shareholders with a performance overview       10 Years                       5.37       reinvestment of distributions at net
specific to their holdings.                     5 Years                      -5.39       asset value. Investment return and
Institutional Class shares are offered          1 Year                       23.11       principal value will fluctuate so your
exclusively to institutional investors,                                                  shares, when redeemed, may be worth more
including defined contribution plans        AVERAGE ANNUAL TOTAL RETURNS                 or less than their original cost. See
that meet certain criteria. Performance     For periods ended 9/30/03                    full report for information on
of Institutional Class shares will          (most recent calendar quarter-end)           comparative benchmarks. If you have
differ from performance of Class A                                                       questions, please consult your fund
shares due to differing sales charges       INCEPTION (10/8/91)               5.39%      prospectus or call 800-451-4246. A I M
and class expenses.                            10 Years                       4.78       Distributors, Inc.
                                                5 Years                      -5.59
                                                1 Year                       26.77


FOR INSTITUTIONAL INVESTOR USE ONLY

This material is prepared for institutional investor use only and may not be quoted, reproduced or shown to members of the public, nor used in written form as sales literature for public use.

             YOUR GOALS. OUR SOLUTIONS.      [AIM INVESTMENTS LOGO APPEARS HERE]
                  --Servicemark--                       --Servicemark--

AIMinvestments.com    WEI-INS-1 10/03

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 2003

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-96.50%

ADVERTISING-0.85%

Omnicom Group Inc.                                   300,000   $   23,940,000
=============================================================================

APPAREL RETAIL-1.53%

Gap, Inc. (The)                                    2,250,000       42,930,000
=============================================================================

APPLICATION SOFTWARE-0.55%

PeopleSoft, Inc.(a)                                  750,000       15,570,000
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.67%

Franklin Resources, Inc.                             400,000       18,968,000
=============================================================================

BIOTECHNOLOGY-3.30%

Amgen Inc.(a)                                        750,000       46,320,000
-----------------------------------------------------------------------------
Genentech, Inc.(a)                                   400,000       32,788,000
-----------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                             250,000       13,645,000
=============================================================================
                                                                   92,753,000
=============================================================================

BREWERS-0.53%

Anheuser-Busch Cos., Inc.                            300,000       14,778,000
=============================================================================

CASINOS & GAMING-0.76%

International Game Technology                        650,000       21,287,500
=============================================================================

COMMUNICATIONS EQUIPMENT-6.32%

Cisco Systems, Inc.(a)                             4,000,000       83,920,000
-----------------------------------------------------------------------------
Corning Inc.(a)                                    2,000,000       21,960,000
-----------------------------------------------------------------------------
Juniper Networks, Inc.(a)                          1,250,000       22,487,500
-----------------------------------------------------------------------------
Motorola, Inc.                                     2,000,000       27,060,000
-----------------------------------------------------------------------------
Nortel Networks Corp. (Canada)(a)                  5,000,000       22,250,000
=============================================================================
                                                                  177,677,500
=============================================================================

COMPUTER & ELECTRONICS RETAIL-1.66%

Best Buy Co., Inc.                                   800,000       46,648,000
=============================================================================

COMPUTER HARDWARE-2.60%

Dell Inc.(a)                                       1,400,000       50,568,000
-----------------------------------------------------------------------------
International Business Machines Corp.                250,000       22,370,000
=============================================================================
                                                                   72,938,000
=============================================================================

COMPUTER STORAGE & PERIPHERALS-2.05%

EMC Corp.(a)                                       3,000,000       41,520,000
-----------------------------------------------------------------------------
Seagate Technology (Cayman Islands)                  700,000       16,086,000
=============================================================================
                                                                   57,606,000
=============================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.54%

Deere & Co.                                          250,000       15,155,000
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

CONSUMER FINANCE-3.03%

American Express Co.                                 750,000   $   35,197,500
-----------------------------------------------------------------------------
MBNA Corp.                                         1,150,000       28,462,500
-----------------------------------------------------------------------------
SLM Corp.                                            550,000       21,538,000
=============================================================================
                                                                   85,198,000
=============================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.15%

Affiliated Computer Services, Inc.-Class A(a)        300,000       14,679,000
-----------------------------------------------------------------------------
First Data Corp.                                     300,000       10,710,000
-----------------------------------------------------------------------------
Fiserv, Inc.(a)                                      550,000       19,426,000
-----------------------------------------------------------------------------
Paychex, Inc.                                        400,000       15,568,000
=============================================================================
                                                                   60,383,000
=============================================================================

DIVERSIFIED BANKS-0.57%

Wachovia Corp.                                       350,000       16,054,500
=============================================================================

DIVERSIFIED CAPITAL MARKETS-1.15%

J.P. Morgan Chase & Co.                              900,000       32,310,000
=============================================================================

DIVERSIFIED COMMERCIAL SERVICES-2.90%

Apollo Group, Inc.-Class A(a)                        300,000       19,059,000
-----------------------------------------------------------------------------
Cendant Corp.(a)                                   2,250,000       45,967,500
-----------------------------------------------------------------------------
H&R Block, Inc.                                      350,000       16,481,500
=============================================================================
                                                                   81,508,000
=============================================================================

DRUG RETAIL-0.50%

CVS Corp.                                            400,000       14,072,000
=============================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.80%

Agilent Technologies, Inc.(a)                        900,000       22,428,000
=============================================================================

FOOTWEAR-0.57%

NIKE, Inc.-Class B                                   250,000       15,975,000
=============================================================================

GENERAL MERCHANDISE STORES-1.25%

Family Dollar Stores, Inc.                           350,000       15,263,500
-----------------------------------------------------------------------------
Target Corp.                                         500,000       19,870,000
=============================================================================
                                                                   35,133,500
=============================================================================

HEALTH CARE EQUIPMENT-4.32%

Becton, Dickinson & Co.                              350,000       12,796,000
-----------------------------------------------------------------------------
Boston Scientific Corp.(a)                           850,000       57,562,000
-----------------------------------------------------------------------------
Guidant Corp.                                        400,000       20,404,000
-----------------------------------------------------------------------------
Medtronic, Inc.                                      250,000       11,392,500
-----------------------------------------------------------------------------

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT-(CONTINUED)

Zimmer Holdings, Inc.(a)                             300,000   $   19,143,000
=============================================================================
                                                                  121,297,500
=============================================================================

HEALTH CARE SERVICES-0.89%

Caremark Rx, Inc.(a)                               1,000,000       25,050,000
=============================================================================

HEALTH CARE SUPPLIES-0.98%

Alcon, Inc. (Switzerland)                            500,000       27,555,000
=============================================================================

HOME ENTERTAINMENT SOFTWARE-0.88%

Electronic Arts Inc.(a)                              250,000       24,760,000
=============================================================================

HOME IMPROVEMENT RETAIL-1.65%

Home Depot, Inc. (The)                             1,250,000       46,337,500
=============================================================================

HOTELS, RESORTS & CRUISE LINES-0.48%

Starwood Hotels & Resorts Worldwide, Inc.            400,000       13,492,000
=============================================================================

HOUSEHOLD PRODUCTS-1.91%

Colgate-Palmolive Co.                                175,000        9,308,250
-----------------------------------------------------------------------------
Procter & Gamble Co. (The)                           450,000       44,230,500
=============================================================================
                                                                   53,538,750
=============================================================================

INDUSTRIAL CONGLOMERATES-2.23%

Tyco International Ltd. (Bermuda)                  3,000,000       62,640,000
=============================================================================

INDUSTRIAL MACHINERY-1.17%

Danaher Corp.                                        250,000       20,712,500
-----------------------------------------------------------------------------
Ingersoll-Rand Co.-Class A (Bermuda)                 200,000       12,080,000
=============================================================================
                                                                   32,792,500
=============================================================================

INTERNET RETAIL-3.45%

Amazon.com, Inc.(a)                                1,000,000       54,420,000
-----------------------------------------------------------------------------
eBay Inc.(a)                                         400,000       22,376,000
-----------------------------------------------------------------------------
InterActiveCorp.(a)                                  550,000       20,190,500
=============================================================================
                                                                   96,986,500
=============================================================================

INTERNET SOFTWARE & SERVICES-1.55%

Yahoo! Inc.(a)                                     1,000,000       43,700,000
=============================================================================

INVESTMENT BANKING & BROKERAGE-4.93%

Charles Schwab Corp. (The)                         1,650,000       22,374,000
-----------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      500,000       46,950,000
-----------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                        550,000       39,600,000
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                            500,000       29,600,000
=============================================================================
                                                                  138,524,000
=============================================================================

IT CONSULTING & OTHER SERVICES-1.04%

Accenture Ltd.-Class A (Bermuda)(a)                1,250,000       29,250,000
=============================================================================

MANAGED HEALTH CARE-3.13%

Aetna Inc.                                         1,000,000       57,410,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE
MANAGED HEALTH CARE-(CONTINUED)

UnitedHealth Group Inc.                              600,000   $   30,528,000
=============================================================================
                                                                   87,938,000
=============================================================================

MOTORCYCLE MANUFACTURERS-0.42%

Harley-Davidson, Inc.                                250,000       11,852,500
=============================================================================

MOVIES & ENTERTAINMENT-0.99%

Viacom Inc.-Class B                                  700,000       27,909,000
=============================================================================

MULTI-LINE INSURANCE-0.76%

American International Group, Inc.                   350,000       21,290,500
=============================================================================

OIL & GAS DRILLING-0.73%

ENSCO International Inc.                             350,000        9,222,500
-----------------------------------------------------------------------------
Nabors Industries, Ltd. (Bermuda)(a)                 300,000       11,340,000
=============================================================================
                                                                   20,562,500
=============================================================================

OIL & GAS EQUIPMENT & SERVICES-0.33%

Schlumberger Ltd. (Netherlands)                      200,000        9,394,000
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.53%

Citigroup Inc.                                     1,500,000       71,100,000
=============================================================================

PHARMACEUTICALS-5.47%

Johnson & Johnson                                    550,000       27,681,500
-----------------------------------------------------------------------------
Lilly (Eli) & Co.                                    325,000       21,651,500
-----------------------------------------------------------------------------
Pfizer Inc.                                        1,350,000       42,660,000
-----------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                           350,000       19,911,500
-----------------------------------------------------------------------------
Wyeth                                                950,000       41,933,000
=============================================================================
                                                                  153,837,500
=============================================================================

SEMICONDUCTOR EQUIPMENT-3.24%

Applied Materials, Inc.(a)                         1,250,000       29,212,500
-----------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          1,500,000       61,935,000
=============================================================================
                                                                   91,147,500
=============================================================================

SEMICONDUCTORS-9.26%

Analog Devices, Inc.(a)                            1,000,000       44,330,000
-----------------------------------------------------------------------------
Intel Corp.                                        1,800,000       59,490,000
-----------------------------------------------------------------------------
Linear Technology Corp.                              700,000       29,827,000
-----------------------------------------------------------------------------
Maxim Integrated Products, Inc.                      600,000       29,826,000
-----------------------------------------------------------------------------
Microchip Technology Inc.                          1,000,000       32,710,000
-----------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                                2,000,000       22,120,000
-----------------------------------------------------------------------------
Texas Instruments Inc.                             1,450,000       41,934,000
=============================================================================
                                                                  260,237,000
=============================================================================

SOFT DRINKS-0.77%

PepsiCo, Inc.                                        450,000       21,519,000
=============================================================================

                                                                   MARKET
                                                  SHARES           VALUE
-----------------------------------------------------------------------------

SPECIALTY CHEMICALS-0.48%

Ecolab Inc.                                          500,000   $   13,445,000
=============================================================================

SPECIALTY STORES-1.32%

Bed Bath & Beyond Inc.(a)                            500,000       21,120,000
-----------------------------------------------------------------------------
Staples, Inc.(a)                                     600,000       16,092,000
=============================================================================
                                                                   37,212,000
=============================================================================

SYSTEMS SOFTWARE-7.31%

Computer Associates International, Inc.            1,850,000       43,512,000
-----------------------------------------------------------------------------
Microsoft Corp.                                    3,500,000       91,525,000
-----------------------------------------------------------------------------
Oracle Corp.(a)                                    1,500,000       17,940,000
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                          1,450,000       52,417,500
=============================================================================
                                                                  205,394,500
=============================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $2,125,580,640)                           2,712,075,750
=============================================================================

MONEY MARKET FUNDS-2.59%

STIC Liquid Assets Portfolio(b)                   36,428,079       36,428,079
-----------------------------------------------------------------------------
STIC Prime Portfolio(b)                           36,428,079       36,428,079
=============================================================================
    Total Money Market Funds (Cost
      $72,856,158)                                                 72,856,158
=============================================================================
TOTAL INVESTMENTS-99.09% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $2,198,436,798)                 2,784,931,908
=============================================================================

-----------------------------------------------------------------------------
                                                                   MARKET
                                                  SHARES           VALUE

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.39%

STIC Liquid Assets Portfolio(b)(c)                38,996,800   $   38,996,800
=============================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $38,996,800)                                           38,996,800
=============================================================================
TOTAL INVESTMENTS-100.48% (Cost
  $2,237,433,598)                                               2,823,928,708
=============================================================================
OTHER ASSETS LESS LIABILITIES-(0.48%)                             (13,478,280)
=============================================================================
NET ASSETS-100.00%                                             $2,810,450,428
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

ASSETS:

Investments, at market value (cost
  $2,125,580,640)*                           $ 2,712,075,750
------------------------------------------------------------
Investments in affiliated money market
  funds (cost $111,852,958)                      111,852,958
------------------------------------------------------------
Foreign currencies, at value (cost $361)                 368
------------------------------------------------------------
Cash                                                  38,826
------------------------------------------------------------
Receivables for:
  Investments sold                                56,632,123
------------------------------------------------------------
  Fund shares sold                                   752,372
------------------------------------------------------------
  Dividends                                        1,956,386
------------------------------------------------------------
Investment for deferred compensation plan            202,866
------------------------------------------------------------
Other assets                                         118,747
============================================================
    Total assets                               2,883,630,396
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           24,490,221
------------------------------------------------------------
  Fund shares reacquired                           5,738,163
------------------------------------------------------------
  Deferred compensation plan                         202,866
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        38,996,800
------------------------------------------------------------
Accrued distribution fees                          1,089,622
------------------------------------------------------------
Accrued trustees' fees                               267,499
------------------------------------------------------------
Accrued transfer agent fees                        1,913,397
------------------------------------------------------------
Accrued operating expenses                           481,400
============================================================
    Total liabilities                             73,179,968
============================================================
Net assets applicable to shares outstanding  $ 2,810,450,428
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 5,800,081,560
------------------------------------------------------------
Undistributed net investment income (loss)          (462,775)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (3,575,663,474)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      586,495,117
============================================================
                                             $ 2,810,450,428
____________________________________________________________
============================================================

NET ASSETS:

Class A                                      $ 2,160,823,000
____________________________________________________________
============================================================
Class B                                      $   555,778,704
____________________________________________________________
============================================================
Class C                                      $    91,324,993
____________________________________________________________
============================================================
Class R                                      $       311,194
____________________________________________________________
============================================================
Institutional Class                          $     2,212,537
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          186,477,767
____________________________________________________________
============================================================
Class B                                           51,888,597
____________________________________________________________
============================================================
Class C                                            8,518,684
____________________________________________________________
============================================================
Class R                                               26,927
____________________________________________________________
============================================================
Institutional Class                                  181,315
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $         11.59
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.59 divided by
      94.50%)                                $         12.26
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         10.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         10.72
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                    $         11.56
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                    $         12.20
____________________________________________________________
============================================================

* At October 31, 2003, securities with an aggregate market value of $37,694,563 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the year ended October 31, 2003

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $119,306)        $  20,368,727
---------------------------------------------------------------------------
Dividends from affiliated money market funds                        414,720
---------------------------------------------------------------------------
Interest                                                              3,316
---------------------------------------------------------------------------
Securities lending                                                   71,442
===========================================================================
    Total investment income                                      20,858,205
===========================================================================

EXPENSES:

Advisory fees                                                    17,030,956
---------------------------------------------------------------------------
Administrative services fees                                        519,857
---------------------------------------------------------------------------
Custodian fees                                                      187,065
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         6,092,977
---------------------------------------------------------------------------
  Class B                                                         5,246,170
---------------------------------------------------------------------------
  Class C                                                           852,575
---------------------------------------------------------------------------
  Class R                                                               920
---------------------------------------------------------------------------
Transfer agent fees                                              12,045,211
---------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                            1,175
---------------------------------------------------------------------------
Trustees' fees                                                       56,657
---------------------------------------------------------------------------
Other                                                             1,125,910
===========================================================================
    Total expenses                                               43,159,473
===========================================================================
Less: Fees waived and expense offset arrangements                   (56,902)
===========================================================================
    Net expenses                                                 43,102,571
===========================================================================
Net investment income (loss)                                    (22,244,366)
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (151,651,661)
---------------------------------------------------------------------------
  Foreign currencies                                                115,427
---------------------------------------------------------------------------
  Option contracts written                                       (1,282,993)
===========================================================================
                                                               (152,819,227)
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         703,746,614
---------------------------------------------------------------------------
  Foreign currencies                                                    (19)
---------------------------------------------------------------------------
  Option contracts written                                          (44,617)
===========================================================================
                                                                703,701,978
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              550,882,751
===========================================================================
Net increase in net assets resulting from operations          $ 528,638,385
___________________________________________________________________________
===========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2003 and 2002

                                                                   2003              2002
-----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (22,244,366)   $   (32,392,421)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts and option
    contracts                                                   (152,819,227)      (796,583,815)
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                    703,701,978       (246,187,556)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  528,638,385     (1,075,163,792)
===============================================================================================
Share transactions-net:
  Class A                                                       (354,029,189)    (1,064,806,254)
-----------------------------------------------------------------------------------------------
  Class B                                                        (78,758,321)      (180,109,268)
-----------------------------------------------------------------------------------------------
  Class C                                                        (11,803,823)       (30,575,415)
-----------------------------------------------------------------------------------------------
  Class R                                                            190,176             72,385
-----------------------------------------------------------------------------------------------
  Institutional Class                                                (83,682)        (5,419,461)
===============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (444,484,839)    (1,280,838,013)
===============================================================================================
    Net increase (decrease) in net assets                         84,153,546     (2,356,001,805)
===============================================================================================

NET ASSETS:

  Beginning of year                                            2,726,296,882      5,082,298,687
===============================================================================================
  End of year (including undistributed net investment income
    (loss) of $(462,775) and $(437,153) for 2003 and 2002,
    respectively)                                             $2,810,450,428    $ 2,726,296,882
_______________________________________________________________________________________________
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of fifteen separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Market trends, movement in exchange traded funds and ADRs, and the bid/ask quotes of brokers and information providers may be reviewed in the course of making a good faith determination of a security's fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin.

J. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended October 31, 2003, AIM waived fees of $8,168. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2003, AIM was paid $519,857 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI"), formerly known as AIM Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. During the year ended October 31, 2003, AISI retained $6,264,097 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R and the Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, AIM Distributors may pay a service fee up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2003, the Class A, Class B, Class C and Class R shares paid $6,092,977, $5,246,170, $852,575 and $920, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2003, AIM Distributors retained $286,925 in front-end sales commissions from the sale of Class A shares and $3,720, $0, $7,667 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or AIM Distributors.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

For the year ended October 31, 2003, the Fund received reductions in transfer agency fees from AISI (an affiliate of AIM) of $47,339 and reductions in custodian fees of $1,395 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $48,734.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.

    Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. Certain former Trustees also participate in a retirement plan and receive benefits under such plan.

    During the year ended October 31, 2003, the Fund paid legal fees of $6,495 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

The Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    Effective June 26, 2003, the Fund became a participant in an uncommitted unsecured revolving line of credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000 or
(ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the year ended October 31, 2003, the Fund did not borrow or lend under the interfund lending facility or borrow under either the uncommitted unsecured revolving line of credit facility or the committed line of credit facility.

    Additionally the Fund is permitted to carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

    At October 31, 2003, securities with an aggregate value of $37,694,563 were on loan to brokers. The loans were secured by cash collateral of $38,996,800 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended October 31, 2003, the Fund received fees of $71,442 for securities lending.

NOTE 7--OPTION CONTRACTS WRITTEN

               TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------
                                     CALL OPTION CONTRACTS
                                   -------------------------
                                   NUMBER OF      PREMIUMS
                                   CONTRACTS      RECEIVED
------------------------------------------------------------
Beginning of year                     2,500     $    585,867
------------------------------------------------------------
Written                              87,660       14,767,945
------------------------------------------------------------
Closed                              (68,350)     (12,127,993)
------------------------------------------------------------
Exercised                           (20,307)      (2,862,014)
------------------------------------------------------------
Expired                              (1,503)        (363,805)
============================================================
End of year                              --     $         --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2003 and 2002.

Tax Components of Net Assets:

As of October 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation -- investments       $   529,571,996
------------------------------------------------------------
Temporary book/tax differences                      (462,775)
------------------------------------------------------------
Capital loss carryforward                     (3,518,740,353)
------------------------------------------------------------
Shares of beneficial interest                  5,800,081,560
============================================================
Total net assets                             $ 2,810,450,428
____________________________________________________________
============================================================


    The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on certain option transactions. Amount includes appreciation on foreign currencies of $7.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and trustee retirement plan expenses.

  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                       CARRYFORWARD
------------------------------------------------------------------------------
October 31, 2009                                                $2,559,101,338
------------------------------------------------------------------------------
October 31, 2010                                                   763,027,747
------------------------------------------------------------------------------
October 31, 2011                                                   196,611,268
==============================================================================
Total capital loss carryforward                                 $3,518,740,353
______________________________________________________________________________
==============================================================================


NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended October 31, 2003 was $2,894,591,510 and $3,402,084,060, respectively.

UNREALIZED APPRECIATION (DEPRECIATION)OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $572,406,984
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (42,834,995)
==============================================================================
Net unrealized appreciation of investment securities             $529,571,989
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $2,294,356,719.


NOTE 10--RECLASSIFICATIONS OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses on October 31, 2003, undistributed net investment income increased by $22,218,744, undistributed net realized gains decreased by $115,427 and shares of beneficial interest decreased by $22,103,317. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and the Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and the Institutional Class shares are sold at net asset value. Under some circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                                          2003                             2002
                                                              ----------------------------    -------------------------------
                                                                SHARES          AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      10,192,956    $ 102,256,843      16,597,940    $   199,251,597
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                       5,051,931       47,044,808       5,995,984         66,787,479
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,715,252       15,941,057       1,919,777         21,362,371
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         23,136          234,973           7,975             72,385
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              16,638          177,847          45,598            504,589
=============================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       1,369,192       14,331,798         368,013          4,307,233
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,477,850)     (14,331,798)       (393,806)        (4,307,233)
=============================================================================================================================
Reacquired:
  Class A                                                     (47,251,093)    (470,617,830)   (111,225,206)    (1,268,365,084)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (12,154,199)    (111,471,331)    (22,942,810)      (242,589,514)
-----------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,990,841)     (27,744,880)     (4,815,984)       (51,937,786)
-----------------------------------------------------------------------------------------------------------------------------
  Class R*                                                         (4,184)         (44,797)             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (25,361)        (261,529)       (438,298)        (5,924,050)
=============================================================================================================================
                                                              (45,534,423)   $(444,484,839)   (114,880,817)   $(1,280,838,013)
_____________________________________________________________________________________________________________________________
=============================================================================================================================

* Class R shares commenced sales on June 3, 2002.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                    -----------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------------------
                                                       2003               2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $     9.47         $    12.65      $    28.16      $    28.31      $    21.72
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.07)             (0.07)(a)       (0.10)          (0.14)(a)       (0.10)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       2.19              (3.11)         (11.87)           3.18            8.16
=================================================================================================================================
    Total from investment operations                      2.12              (3.18)         (11.97)           3.04            8.06
=================================================================================================================================
Less distributions:
  Dividends from net investment income                      --                 --              --              --           (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --                 --           (3.54)          (3.19)          (1.46)
=================================================================================================================================
    Total distributions                                     --                 --           (3.54)          (3.19)          (1.47)
=================================================================================================================================
Net asset value, end of period                      $    11.59         $     9.47      $    12.65      $    28.16      $    28.31
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          22.39%            (25.14)%        (47.38)%         10.61%          38.62%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $2,160,823         $2,104,660      $4,001,552      $8,948,781      $8,089,739
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        1.47%(c)           1.33%           1.21%           1.03%           1.03%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     1.47%(c)           1.33%           1.22%           1.07%           1.08%
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.68)%(c)         (0.64)%         (0.56)%         (0.45)%         (0.38)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                    111%               217%            240%            145%            124%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,030,992,456.

                                                                                     CLASS B
                                                  -----------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                  -----------------------------------------------------------------------------
                                                    2003             2002            2001             2000              1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   8.82         $  11.86        $  26.82        $    27.29        $    21.12
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.14)           (0.15)(a)       (0.21)            (0.36)(a)         (0.30)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          2.03            (2.89)         (11.21)             3.08              7.93
===============================================================================================================================
    Total from investment operations                  1.89            (3.04)         (11.42)             2.72              7.63
===============================================================================================================================
Less distributions from net realized gains              --               --           (3.54)            (3.19)            (1.46)
===============================================================================================================================
Net asset value, end of period                    $  10.71         $   8.82        $  11.86        $    26.82        $    27.29
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                      21.43%          (25.63)%        (47.75)%            9.76%            37.59%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $555,779         $533,224        $922,476        $1,927,514        $1,291,456
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                    2.17%(c)         2.04%           1.92%             1.78%             1.82%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                 2.17%(c)         2.04%           1.93%             1.82%             1.87%
===============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                         (1.38)%(c)       (1.34)%         (1.27)%           (1.20)%           (1.17)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                111%             217%            240%              145%              124%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $524,617,004.

                                                                             AIM
WEINGARTEN FUND

NOTE 12--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                               2003            2002          2001          2000          1999
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.83         $ 11.87      $  26.85      $  27.30      $  21.14
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.14)          (0.15)(a)     (0.21)        (0.36)(a)     (0.30)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.03           (2.89)       (11.23)         3.10          7.92
===============================================================================================================================
    Total from investment operations                             1.89           (3.04)       (11.44)         2.74          7.62
===============================================================================================================================
Less distributions from net realized gains                         --              --         (3.54)        (3.19)        (1.46)
===============================================================================================================================
Net asset value, end of period                                $ 10.72         $  8.83      $  11.87      $  26.85      $  27.30
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 21.40%         (25.61)%      (47.77)%        9.83%        37.50%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $91,325         $86,455      $150,604      $301,590      $105,420
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.17%(c)        2.04%         1.92%         1.78%         1.82%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.17%(c)        2.04%         1.93%         1.82%         1.87%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.38)%(c)      (1.34)%       (1.27)%       (1.20)%       (1.17)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                           111%            217%          240%          145%          124%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $85,257,460.

                                                                           CLASS R
                                                              ---------------------------------
                                                                                  JUNE 3, 2002
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              OCTOBER 31,          OCTOBER 31,
                                                                 2003                 2002
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 9.47               $ 11.36
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.06)                (0.03)(a)
-----------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   2.15                 (1.86)
===============================================================================================
    Total from investment operations                              2.09                 (1.89)
===============================================================================================
Net asset value, end of period                                  $11.56               $  9.47
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                  22.07%               (16.64)%
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  311               $    76
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:                          1.67%(c)              1.53%(d)
_______________________________________________________________________________________________
===============================================================================================
Ratio of net investment income (loss) to average net assets      (0.88)%(c)            (0.84)%(d)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(e)                                         111%                  217%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $184,086.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                             AIM
WEINGARTEN FUND

NOTE 12--FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                   INSTITUTIONAL CLASS
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2003           2002         2001         2000          1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.91         $ 13.16      $ 29.00      $ 28.96      $  22.18
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.00           (0.01)(a)    (0.01)       (0.06)(a)      0.02
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 2.29           (3.24)      (12.29)        3.29          8.32
============================================================================================================================
    Total from investment operations                            2.29           (3.25)      (12.30)        3.23          8.34
============================================================================================================================
Less distributions:
  Dividends from net investment income                            --              --           --           --         (0.10)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           --              --        (3.54)       (3.19)        (1.46)
============================================================================================================================
    Total distributions                                           --              --        (3.54)       (3.19)        (1.56)
============================================================================================================================
Net asset value, end of period                                $12.20         $  9.91      $ 13.16      $ 29.00      $  28.96
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                                23.11%         (24.70)%     (47.11)%      11.07%        39.20%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,213         $ 1,883      $ 7,667      $18,634      $114,076
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                              0.78%(c)        0.82%        0.69%        0.64%         0.63%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           0.78%(c)        0.82%        0.70%        0.68%         0.68%
============================================================================================================================
Ratio of net investment income (loss) to average net assets     0.01%(c)       (0.12)%      (0.04)%      (0.04)%        0.02%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                          111%            217%         240%         145%          124%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(c)  Ratios are based on average daily net assets of $1,901,891.

NOTE 13--SUBSEQUENT EVENTS

Your Fund's investment advisor, A I M Advisors, Inc. ("AIM") is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("INVESCO"), was, until recently, the investment advisor to the INVESCO Funds.

  On December 2, 2003, each of the Securities and Exchange Commission ("SEC") and the Office of the Attorney General of the State of New York ("NYAG") filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of INVESCO. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group, Inc., the parent company of AIM, and he also holds the position of Senior Vice President with AIM. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against INVESCO. Neither your Fund nor any of the funds in the AIM Family of Funds(R), which includes the INVESCO Funds (the "Funds") has been named as a defendant in any of these proceedings.

  The SEC proceeding alleges that INVESCO failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

  The NYAG proceeding is also based on the circumstances described above. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.

  The Colorado proceeding is also based on the circumstances described above. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief; civil monetary penalties; and other relief.

  If INVESCO is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Similarly, if Mr. Cunningham is unsuccessful in his defense of these proceedings, he could be barred from serving as an officer or director of any registered investment company. Such results could also affect the ability of AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There can be no assurance that such exemptive relief will be granted.

  AIM has received inquiries from the SEC, the NASD, Inc., the NYAG and the Secretary of the Commonwealth of Massachusetts with respect to market timing, late trading, fair value pricing and other similar issues and AIM has been providing full cooperation with respect to these inquiries.

  In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against certain Funds, INVESCO, AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, but also regarding the funds' fair valuation pricing methodology. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and
(iii) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; interest and the payment of attorneys' and experts' fees. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Funds, INVESCO, AIM, AMVESCAP and related parties in the future.

  As a result of these developments, investors in the Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

  At the present time, management of AIM and the Fund is unable to estimate the impact, if any, that the outcome of these matters described above may have on the Fund or AIM's financial condition.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Weingarten Fund
And Board of Trustees of AIM Equity Funds:



We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             -s- ERNST & YOUNG LLP
December 16, 2003

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Equity Funds, a Delaware statutory trust, was held on October 21, 2003. The meeting was held for the following purpose:

(1)* To elect sixteen individuals to the Board, each of whom will serve until his or her successor is elected and qualified: Bob R. Baker, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Gerald J. Lewis, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley, Louis S. Sklar, Larry Soll, Ph.D. and Mark H. Williamson.

The results of the voting on the above matters were as follows:

                                                                      WITHHOLDING
      DIRECTORS/MATTER                                VOTES FOR        AUTHORITY
---------------------------------------------------------------------------------
(1)*  Bob R. Baker.................................  983,597,298      14,109,942
      Frank S. Bayley..............................  983,595,385      14,111,855
      James T. Bunch...............................  983,970,384      13,736,856
      Bruce L. Crockett............................  983,967,974      13,739,266
      Albert R. Dowden.............................  983,892,850      13,814,390
      Edward K. Dunn, Jr...........................  983,672,087      14,035,153
      Jack M. Fields...............................  983,987,281      13,719,959
      Carl Frischling..............................  983,352,244      14,354,996
      Robert H. Graham.............................  983,794,290      13,912,950
      Gerald J. Lewis..............................  983,317,525      14,389,715
      Prema Mathai-Davis...........................  983,676,086      14,031,154
      Lewis F. Pennock.............................  983,703,651      14,003,589
      Ruth H. Quigley..............................  983,356,521      14,350,719
      Louis S. Sklar...............................  983,812,619      13,894,621
      Larry Soll, Ph.D.............................  983,820,425      13,886,815
      Mark H. Williamson...........................  983,676,844      14,030,396

* Proposal required approval by a combined vote of all the portfolios of AIM Equity Funds

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (The Trust), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER       PRINCIPAL OCCUPATION(S)
TRUST                              SINCE            DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946      1988             Director and Chairman, A I M Management Group Inc.
  Trustee, Chairman and                             (financial services holding company); and Director and Vice
  President                                         Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: President and Chief Executive Officer, A I M
                                                    Management Group Inc.; Director, Chairman and President,
                                                    A I M Advisors, Inc. (registered investment advisor); and
                                                    Director and Chairman, A I M Capital Management, Inc.
                                                    (registered investment advisor), A I M Distributors, Inc.
                                                    (registered broker dealer), AIM Investment Services, Inc.,
                                                    (registered transfer agent), and Fund Management Company
                                                    (registered broker dealer); and Chief Executive Officer,
                                                    AMVESCAP PLC -- Managed Products
----------------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951    2003             Director, President and Chief Executive Officer, A I M
  Trustee and Executive Vice                        Management Group Inc. (financial services holding company);
  President                                         Director, Chairman and President, A I M Advisors, Inc.
                                                    (registered investment advisor); Director, A I M Capital
                                                    Management, Inc. (registered investment advisor) and A I M
                                                    Distributors, Inc. (registered broker dealer); Director and
                                                    Chairman, AIM Investment Services, Inc. (registered transfer agent); and Fund Management Company (registered broker
                                                    dealer); and Chief Executive Officer, AMVESCAP PLC -- AIM
                                                    Division (parent of AIM and a global investment management firm)
                                                    Formerly: Director, Chairman, President and Chief Executive
                                                    Officer, INVESCO Funds Group, Inc. and INVESCO Distributors,
                                                    Inc.; Chief Executive Officer, AMVESCAP PLC -- Managed
                                                    Products; Chairman and Chief Executive Officer of
                                                    NationsBanc Advisors, Inc.; and Chairman of NationsBanc
                                                    Investments, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936          2003             Consultant
  Trustee
                                                    Formerly: President and Chief Executive Officer, AMC Cancer
                                                    Research Center; and Chairman and Chief Executive Officer,
                                                    First Columbia Financial Corporation
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939          2001             Of Counsel, law firm of Baker & McKenzie
  Trustee
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942        2003             Co-President and Founder, Green, Manning & Bunch Ltd.,
  Trustee                                           (investment banking firm); and Director, Policy Studies,
                                                    Inc. and Van Gilder Insurance Corporation
                                                    Formerly: General Counsel and Director, Boettcher & Co.; and
                                                    Chairman and Managing Partner, law firm of Davis, Graham &
                                                    Stubbs
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944        1993             Chairman, Crockett Technology Associates (technology
  Trustee                                           consulting company)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941         2000             Director of a number of public and private business
  Trustee                                           corporations, including the Boss Group Ltd. (private
                                                    investment and management) and Magellan Insurance Company
                                                    Formerly: Director, President and Chief Executive Officer,
                                                    Volvo Group North America, Inc.; Senior Vice President, AB
                                                    Volvo; and director of various affiliated Volvo Group
                                                    companies
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935      1998             Formerly: Chairman, Mercantile Mortgage Corp.; President and
  Trustee                                           Chief Operating Officer, Mercantile-Safe Deposit & Trust
                                                    Co.; and President, Mercantile Bankshares Corp.
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952           1997             Chief Executive Officer, Twenty First Century Group, Inc.
  Trustee                                           (government affairs company) and Texana Timber LP
----------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND
POSITION(S) HELD WITH THE         OTHER DIRECTORSHIP(S)
TRUST                             HELD BY TRUSTEE
--------------------------------  ----------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------
  Robert H. Graham(1) -- 1946     None
  Trustee, Chairman and
  President
------------------------------------------------------------------------------------------------------
  Mark H. Williamson(2) -- 1951   Director and Chairman,
  Trustee and Executive Vice      INVESCO Bond Funds,
  President                       Inc., INVESCO
                                  Combination Stock &
                                  Bond Funds, Inc.,
                                  INVESCO Counselor
                                  Series Funds, Inc.,
                                  INVESCO International
                                  Funds, Inc., INVESCO
                                  Manager Series Funds,
                                  Inc., INVESCO Money
                                  Market Funds, Inc.,
                                  INVESCO Sector Funds,
                                  Inc., INVESCO Stock
                                  Funds, Inc., INVESCO
                                  Treasurer's Series
                                  Funds, Inc. and
                                  INVESCO Variable
                                  Investment Funds, Inc.
----------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------
  Bob R. Baker(3) -- 1936         None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Frank S. Bayley -- 1939         Badgley Funds, Inc.
  Trustee                         (registered investment
                                  company)
----------------------------------------------------------------------------------------------------------------
  James T. Bunch(3) -- 1942       None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Bruce L. Crockett -- 1944       ACE Limited (insurance
  Trustee                         company); and
                                  Captaris, Inc.
                                  (unified messaging
                                  provider)
----------------------------------------------------------------------------------------------------------------
  Albert R. Dowden -- 1941        Cortland Trust, Inc.
  Trustee                         (Chairman) (registered
                                  investment company);
                                  Annuity and Life Re
                                  (Holdings), Ltd.
                                  (insurance company)
----------------------------------------------------------------------------------------------------------------
  Edward K. Dunn, Jr. -- 1935     None
  Trustee
----------------------------------------------------------------------------------------------------------------
  Jack M. Fields -- 1952          Administaff
  Trustee
----------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

(3) Elected trustee of the Trust on October 21, 2003.

As of January 1, 2003

The address of each trustee and officer of AIM Equity Funds (The Trust) is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 132 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND             TRUSTEE AND/       PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH THE TRUST     OR OFFICER SINCE   DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937           1988               Partner, law firm of Kramer Levin Naftalis and Frankel LLP
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933        2003               Chairman, Lawsuit Resolution Services (San Diego,
  Trustee                                              California)
                                                       Formerly: Associate Justice of the California Court of
                                                       Appeals
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950        1998               Formerly: Chief Executive Officer, YWCA of the USA
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942          1988               Partner, law firm of Pennock & Cooper
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935           2001               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939            1989               Executive Vice President, Development and Operations Hines
  Trustee                                              Interests Limited Partnership (real estate development
                                                       company)
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942      2003               Retired
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956        2003               Director, Senior Vice President, Secretary and General
  Senior Vice President                                Counsel, A I M Management Group Inc. (financial services
                                                       holding company) and A I M Advisors, Inc.; Vice President,
                                                       A I M Capital Management, Inc., A I M Distributors, Inc. and
                                                       AIM Investment Services, Inc.; and Director, Vice President
                                                       and General Counsel, Fund Management Company
                                                       Formerly: Senior Vice President and General Counsel, Liberty
                                                       Financial Companies, Inc.; and Senior Vice President and
                                                       General Counsel, Liberty Funds Group, LLC
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947           1988               Director, Chairman and Director of Investments, A I M
  Senior Vice President                                Capital Management, Inc.; Director and Executive Vice
                                                       President, A I M Management Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors, Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP PLC
                                                       Formerly: Chief Executive Officer and President, A I M
                                                       Capital Management Inc.
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955            2002               Managing Director and Chief Research Officer -- Fixed
  Vice President                                       Income, A I M Capital Management, Inc.; and Vice President,
                                                       A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943           1992               Vice President and Chief Compliance Officer, A I M Advisors,
  Vice President                                       Inc. and A I M Capital Management, Inc.; and Vice President,
                                                       AIM Investment Services, Inc.
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940        1999               Vice President, A I M Advisors, Inc., and President, Chief
  Vice President                                       Executive Officer and Chief Investment Officer, A I M
                                                       Capital Management, Inc.
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959            1988               Vice President and Fund Treasurer, A I M Advisors, Inc.
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

NAME, YEAR OF BIRTH AND            OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    HELD BY TRUSTEE
---------------------------------  ----------------------

  Carl Frischling -- 1937          Cortland Trust, Inc.
  Trustee                          (registered investment
                                   company)
-------------------------------------------------------------------------------------------------------------------
  Gerald J. Lewis(3) -- 1933       General Chemical
  Trustee                          Group, Inc.,
                                   Wheelabrator
                                   Technologies, Inc.
                                   (waste management
                                   company), Fisher
                                   Scientific, Inc.,
                                   Henley Manufacturing,
                                   Inc. (laboratory
                                   supplies), and
                                   California Coastal
                                   Properties, Inc.
-------------------------------------------------------------------------------------------------------------------
  Prema Mathai-Davis -- 1950       None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Lewis F. Pennock -- 1942         None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Ruth H. Quigley -- 1935          None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Louis S. Sklar -- 1939           None
  Trustee
-------------------------------------------------------------------------------------------------------------------
  Larry Soll, Ph.D.(3) -- 1942     None
  Trustee
-------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------
  Kevin M. Carome(4) -- 1956       N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Gary T. Crum(5) -- 1947          N/A
  Senior Vice President
-------------------------------------------------------------------------------------------------------------------
  Stuart W. Coco -- 1955           N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Melville B. Cox -- 1943          N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Edgar M. Larsen(5) -- 1940       N/A
  Vice President
-------------------------------------------------------------------------------------------------------------------
  Dana R. Sutton -- 1959           N/A
  Vice President and Treasurer
-------------------------------------------------------------------------------------------------------------------

(3) Elected trustee of the Trust on October 21, 2003.
(4) Mr. Carome became Senior Vice President of the Trust on May 13, 2003.
(5) Information is current as of January 10, 2003.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.347.4246.

OFFICE OF THE FUND         INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza          A I M Advisors, Inc.       A I M Distributors, Inc.   Ernst & Young LLP
Suite 100                  11 Greenway Plaza          11 Greenway Plaza          5 Houston Center
Houston, TX 77046          Suite 100                  Suite 100                  1401 McKinney, Suite 1200
                           Houston, TX 77046          Houston, TX 77046-1173     Houston, TX 77010-4035
COUNSEL TO THE FUND
Ballard Spahr              COUNSEL TO THE TRUSTEES    TRANSFER AGENT             CUSTODIAN
Andrews & Ingersoll, LLP   Kramer, Levin, Naftalis &  AIM Investment Services,   State Street Bank and
1735 Market Street         Frankel LLP                Inc.                       Trust Company
Philadelphia, PA 19103     919 Third Avenue           P.O. Box 4739              225 Franklin Street
                           New York, NY 10022-3852    Houston, TX 77210-4739     Boston, MA 02110

OFFICE OF THE FUND         SUB-ADVISOR
11 Greenway Plaza          A I M Capital Management,
Suite 100                  Inc.
Houston, TX 77046          11 Greenway Plaza
                           Suite 100
                           Houston, TX 77046
COUNSEL TO THE FUND
Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street
Philadelphia, PA 19103


        DOMESTIC EQUITY                           INTERNATIONAL/GLOBAL EQUITY                            FIXED INCOME

AIM Aggressive Growth Fund                  AIM Asia Pacific Growth Fund                      TAXABLE
AIM Balanced Fund*                          AIM Developing Markets Fund
AIM Basic Balanced Fund*                    AIM European Growth Fund                          AIM Floating Rate Fund
AIM Basic Value Fund                        AIM European Small Company Fund                   AIM High Yield Fund
AIM Blue Chip Fund                          AIM Global Aggressive Growth Fund                 AIM Income Fund
AIM Capital Development Fund                AIM Global Growth Fund                            AIM Intermediate Government Fund
AIM Charter Fund                            AIM Global Trends Fund                            AIM Limited Maturity Treasury Fund
AIM Constellation Fund                      AIM Global Value Fund(4)                          AIM Money Market Fund
AIM Dent Demographic Trends Fund            AIM International Emerging Growth Fund            AIM Short Term Bond Fund
AIM Diversified Dividend Fund(1)            AIM International Growth Fund                     AIM Total Return Bond Fund
AIM Emerging Growth Fund                    AIM Trimark Fund                                  INVESCO U.S. Government Money Fund
AIM Large Cap Basic Value Fund              INVESCO International Core Equity Fund(5)
AIM Large Cap Growth Fund                                                                     TAX-FREE
AIM Libra Fund                                          SECTOR EQUITY
AIM Mid Cap Basic Value Fund                                                                  AIM High Income Municipal Fund
AIM Mid Cap Core Equity Fund                AIM Global Health Care Fund                       AIM Municipal Bond Fund
AIM Mid Cap Growth Fund                     AIM Real Estate Fund                              AIM Tax-Exempt Cash Fund
AIM Opportunities I Fund                    INVESCO Advantage Health Sciences Fund            AIM Tax-Free Intermediate Fund
AIM Opportunities II Fund                   INVESCO Energy Fund
AIM Opportunities III Fund                  INVESCO Financial Services Fund
AIM Premier Equity Fund                     INVESCO Gold & Precious Metals Fund
AIM Select Equity Fund                      INVESCO Health Sciences Fund
AIM Small Cap Equity Fund(2)                INVESCO Leisure Fund
AIM Small Cap Growth Fund(3)                INVESCO Multi-Sector Fund
AIM Trimark Endeavor Fund                   INVESCO Technology Fund
AM Trimark Small Companies Fund             INVESCO Utilities Fund
AIM Weingarten Fund
INVESCO Core Equity Fund
INVESCO Dynamics Fund
INVESCO Mid-Cap Growth Fund
INVESCO Small Company Growth Fund
INVESCO S&P 500 Index Fund
INVESCO Total Return Fund*

* Domestic equity and income fund

(1) Effective May 2, 2003, AIM Large Cap Core Equity Fund was renamed AIM Diversified Dividend Fund. (2) AIM Small Cap Equity Fund was closed to most investors on December 19, 2003. For information on who may continue to invest in AIM Small Cap Equity Fund, please contact your financial advisor. (3) AIM Small Cap Growth Fund was closed to most investors on March 18, 2002. For information on who may continue to invest in AIM Small Cap Growth Fund, please contact your financial advisor. (4) Effective April 30, 2003, AIM Worldwide Spectrum Fund was renamed AIM Global Value Fund. (5) Effective November 24, 2003, INVESCO International Blue Chip Value Fund was renamed INVESCO International Core Equity Fund.

   For more complete information about any AIM or INVESCO fund, including sales charges and expenses, ask your financial advisor for a prospectus. Please read it carefully before investing. If used after January 20, 2004, this brochure must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $142 billion in assets for approximately 11 million shareholders, including individual investors, corporate clients and financial institutions. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $345 billion in assets under management. Data as of September 30, 2003.


                                                 AIMinvestments.com    WEI-AR-1

                                                     YOUR GOALS. OUR SOLUTIONS.--Servicemark--
----------------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College   Separately    Offshore    Alternative   Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings   Managed       Products    Investments   Management                 --Servicemark--
                               Plans     Accounts

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Ms. Mathai-Davis is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of AIM Equity Funds (the "Company"), including the Principal Executive Officer (PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Company's disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Company's officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Company's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Company on Form N-C SR is recorded, processed, summarized and reported with in the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Company is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Company's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Company's last fiscal half-year (the Company's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

ITEM 10. EXHIBITS. CODE OF ETHICS.

(a)(1)   Code of Ethics.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant:  AIM Equity Funds


By: /s/ ROBERT H. GRAHAM
    -----------------------------------
    Robert H. Graham
    Principal Executive Officer


Date: December 18, 2003
      ---------------------------------


By:   /s/ DANA R. SUTTON
      ---------------------------------
      Dana R. Sutton
      Principal Financial Officer



Date: December 18, 2003
      ---------------------------------

                                  EXHIBIT INDEX


10(a)(1) Code of Ethics

10(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002.